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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MIDWESTONE FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $1.00 per share, of MidWestOne Financial Group, Inc. (the "Common Stock")
	(2)	Aggregate number of securities to which transaction applies: 2,723,083 shares of Common Stock
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined on the basis of (i) 2,723,083 shares of Common Stock to be issued in the transaction at an assumed price of $28.55, which is the average of the high and low prices per share of the Common Stock on March 3, 2015, as reported on The NASDAQ Global Select Market; and (ii) $64,000,000 in cash. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the transaction value by 0.0001162.
	(4)	Proposed maximum aggregate value of transaction: $141,744,019.60
	(5)	Total fee paid: $16,471.00
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

102 South Clinton St.
Iowa City, Iowa 52240
(319) 356-5800

March 20, 2015

Dear Shareholder:

        MidWestOne Financial Group, Inc., an Iowa corporation, has entered into an Agreement and Plan of Merger pursuant to which Central Bancshares, Inc. will merge with and into MidWestOne Financial Group, Inc., with MidWestOne Financial Group, Inc. remaining as the surviving corporation (the "Merger"). The consideration for the Merger includes $64.0 million of cash and 2,723,083 shares of our common stock, which represent approximately 32.5% of our outstanding shares of common stock prior to the issuance of such shares, based on our outstanding shares of common stock at February 27, 2015.

        We cordially invite you to attend the special meeting of shareholders of MidWestOne Financial Group, Inc. to be held at 10:00 a.m. (Central Time) on April 23, 2015, at the Company's headquarters located at 102 South Clinton Street, Iowa City, Iowa, at which our shareholders will consider a proposal to approve the Merger, pursuant to the Agreement and Plan of Merger, dated November 20, 2014, between MidWestOne Financial Group, Inc., and Central Bancshares, Inc., and issuance of shares of our common stock in connection therewith. Our shares of common stock are listed on The NASDAQ Global Select Market under the symbol "MOFG." Therefore, pursuant to Iowa law and Rule 5635(a) of The NASDAQ Stock Market LLC, the issuance of more than 20% of our outstanding common stock requires approval by a majority of the total votes cast on the proposal at a meeting of shareholders at which a quorum is present. Our shareholders will also be asked to approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies to approve the issuance of shares of our common stock. We encourage you to carefully read the accompanying Notice of Special Meeting of Shareholders and proxy statement, which discuss the business to be conducted at the meeting in greater detail.

        We recommend that you vote your shares "FOR" the Merger and issuance of shares of our common stock in connection therewith and "FOR" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

        This is a special meeting and is not our regular annual shareholders' meeting, which has been postponed until the summer as a result of the pending Merger. You are welcome to attend the special meeting although there will not be a reception or financial presentation, which will take place at the annual shareholders' meeting. Whether or not you plan to attend the meeting in person, please take the time to vote by completing and mailing the enclosed proxy card or by following the telephone or Internet voting procedures described on the proxy card. This will assure that your shares are represented at the meeting.

Very truly yours,

Kevin W. Monson
Chairman of the Board

102 South Clinton St.
Iowa City, Iowa 52240

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 23, 2015

To Our Shareholders:

        The special meeting of the shareholders of MidWestOne Financial Group, Inc. will be held at 10:00 a.m. (Central Time) on April 23, 2015, at the Company's headquarters located at 102 South Clinton Street, Iowa City, Iowa, for the following purposes:

  1.
  to approve the merger of Central Bancshares, Inc. with and into MidWestOne Financial Group, Inc., with MidWestOne Financial Group, Inc., remaining as the surviving corporation (the "Merger") pursuant to the Agreement and Plan of Merger, dated November 20, 2014, between MidWestOne Financial Group, Inc., and Central Bancshares, Inc. (the "Merger Agreement") and issuance of 2,723,083 shares of our common stock, subject to certain adjustments, in connection therewith;

  2.
  to approve any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in order to approve the Merger and issuance of shares of our common stock; and

  3.
  to transact such other business as may properly be brought before the special meeting, or any adjournments or postponements of the special meeting, including whether or not to adjourn the special meeting.

        Under Iowa law, we are required to obtain shareholder approval of the Merger and issuance of shares of our common stock in connection therewith. In addition, because our common stock is listed on The NASDAQ Global Select Market, Rule 5635(a) of The NASDAQ Stock Market LLC requires that the issuance of shares of our common stock in connection with the Merger receive the approval of our shareholders. Therefore, the proposal regarding the Merger and the issuance of shares of our common stock in connection therewith must be approved by a majority of the total votes cast on the proposal.

        In the event that it is necessary to postpone or adjourn the special meeting, for, among other reasons, the solicitation of additional votes to approve the proposal regarding the Merger and issuance of shares of our common stock in connection therewith, we also have submitted the question of adjournment to the shareholders as a separate matter for their consideration. The adjournment proposal must be approved by the affirmative vote of a majority of the votes cast on the proposal at the meeting.

        Your board of directors unanimously recommends that you vote "FOR" the Merger and issuance of shares of our common stock in connection therewith and "FOR" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

        Only shareholders of record on our books at the close of business on February 27, 2015, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting. In the event there are an insufficient number of votes for a quorum, the meeting may be adjourned or postponed in order to permit us to further solicit proxies.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on April 23, 2015.

        Our proxy statement for the special meeting of shareholders to be held on April 23, 2015 and other proxy materials are available at http://irsolutions.snl.com/docs.aspx?iid=1021746.

By Order of the Board of Directors

Kevin W. Monson
Chairman of the Board

Iowa City, Iowa
March 20, 2015

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE TAKE THE TIME TO VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD OR BY FOLLOWING THE TELEPHONE OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH. YOU MAY REVOKE THE PROXY CARD AT ANY TIME PRIOR TO ITS EXERCISE.

General Communications with the Board	86
Nominations for Director	86
Other Shareholder Proposals	86
WHERE YOU CAN FIND MORE INFORMATION	87

MIDWESTONE FINANCIAL GROUP, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

APRIL 23, 2015

        This proxy statement and the accompanying proxy card are being furnished to our shareholders in connection with the solicitation by our board of directors of proxies to be used at the special meeting of shareholders to be held at 10:00 a.m. (Central Time) on April 23, 2015, at the Company's headquarters located at 102 South Clinton Street, Iowa City, Iowa, or at any adjournments or postponements of the meeting. This proxy statement is first being mailed to our shareholders on or about March 20, 2015.

QUESTIONS AND ANSWERS

        The following is information regarding the merger, the meeting and the voting process, presented in a question and answer format. As used in this proxy statement, the terms "MidWestOne Financial," "the Company," "we," "our," and "us" all refer to MidWestOne Financial Group, Inc. and its consolidated subsidiaries. The term "MidWestOne Bank" and "the Bank" refer to the Company's wholly-owned banking subsidiary, MidWestOne Bank, Iowa City, Iowa. The term "Central" refers to Central Bancshares, Inc., a Minnesota corporation. The term "Merger Agreement" refers to the Agreement and Plan of Merger, dated November 20, 2014, between the Company and Central, as may be amended. The term "Merger" refers to the merger of Central with and into the Company pursuant to the terms of the Merger Agreement. The term "Shareholder Agreement" refers to the Shareholder Agreement, dated November 20, 2014, by and among the Company, the John M. Morrison Revocable Trust #4 (the "Shareholder"), CBSI LLC (f/k/a CBS LLC) (the "TruPS Holder"), the holder of all outstanding preferred securities of CBI Capital Trust III (the "TruPS"), Riverbank Insurance Center, Inc., the holder of all outstanding Class A units (the "Insurance Agency Units") of Central Insurance Agency, LLC (the "Insurance Agency Owner") and John M. Morrison, an individual with common control over the Shareholder, the TruPS Holder and the Insurance Agency Owner ("Mr. Morrison").

Q:
What is a proxy?

A:
A proxy is a document, also referred to as a "proxy card," on which you authorize someone else to vote for you in the way that you want to vote. You may also choose to abstain from voting. The proxy is being solicited by our board of directors.

Q:
What is a proxy statement?

A:
A proxy statement is a document, such as this one, required by the Securities and Exchange Commission (the "SEC") that, among other things, explains the items on which you are asked to vote on the proxy card.

Q:
Why am I receiving this proxy statement and the accompanying proxy card?

A:
You are receiving this proxy statement and the accompanying proxy card from us because on February 27, 2015, the record date for the special meeting, you owned shares of MidWestOne Financial common stock. This proxy statement describes the matters that will be presented for consideration by our shareholders at the special meeting to be held on April 23, 2015. It also gives you information concerning the matters to assist you in making an informed decision.

  When you sign the enclosed proxy card or otherwise vote pursuant to the instructions set forth in the proxy card, you appoint the proxy holders as your representatives at the meeting. The proxy holders will vote your shares as you have instructed, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, we ask that you instruct the proxies how to vote your shares in advance of the meeting just in case your plans change and you are unable to attend in person.

  If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holders will vote your shares, pursuant to your proxy, in accordance with their judgment.

Q:
What matters will be voted on at the meeting?

A:
You are being asked to vote on: (i) the Merger and issuance of 2,723,083 shares of our common stock, as may be adjusted, in connection therewith pursuant to the terms of the Merger Agreement; and (ii) any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in order to approve the issuance of shares of our common stock. These matters are more fully described in this proxy statement.

Q:
What is the Merger?

A:
The Company and Central have entered into the Merger Agreement, pursuant to which Central will merge with and into the Company, with the holders of Central common stock receiving, in the aggregate, 2,723,083 shares of the Company's common stock and $64.0 million in cash, subject to certain possible adjustments, as described further under "The Merger—Merger Consideration," in exchange for their shares of Central common stock (the "Merger Consideration").

  The Shareholder owned all of the shares of Central's common stock on the date of the Merger Agreement and as of this proxy statement. The Merger was approved by the Shareholder by written consent on November 20, 2014. The Merger cannot be completed on the terms described in the Merger Agreement unless, among other things, the shareholders of the Company approve the Merger and issuance of our common stock in connection therewith.

Q:
What is the purpose of this vote?

A:
Our shareholders are being asked to approve the Merger and issuance of our common stock in connection therewith pursuant to Iowa law. In addition, because the Company's common stock is listed on The NASDAQ Global Select Market, Rule 5635(a) of The NASDAQ Stock Market LLC requires that our shareholders approve any proposed issuance of common stock in connection with the acquisition of another company if: (i) the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the stock; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. The number of shares to be issued in connection with the Merger represents approximately 32.5% of our outstanding shares of common stock prior to the issuance of such shares, based on our outstanding shares of common stock at February 27, 2015. As a result, our shareholders must approve the issuance of shares of our common stock in connection with the Merger pursuant to the Rules governing our listing on The NASDAQ Global Select Market as well as Iowa law.

  In addition, our shareholders are being asked to approve any adjournment of the special meeting, if necessary or appropriate, to allow time for further solicitation of proxies in the event there are insufficient votes present at the special meeting, in person or by proxy, to approve the issuance of shares of our common stock.

Q:
Why do the Company and Central want to merge?

A:
The Company and Central believe that the proposed Merger will create a strong, independent financial services institution, headquartered in Iowa with operations in Iowa, Minnesota, Wisconsin and southwest Florida, with greater resources and the potential to achieve greater earnings and balance sheet growth than each of the organizations on a standalone basis. The Company and Central believe their customers will appreciate the expanded geographic presence of the Company following the Merger, and their shareholders will benefit from owning stock in a company with greater capital and resources. The Merger is expected to create a platform for expanding the Company's branch network and, if opportunities arise, possible future strategic transactions and acquisition opportunities.

Q:
What will shareholders receive in the Merger?

A:
Central shareholders:    The shares of Central's common stock will be exchanged for 2,723,083 shares of the Company's common stock and $64.0 million in cash, subject to certain possible adjustments, as described further under "The Merger—Merger Consideration." Each outstanding share of the Company's common stock will remain outstanding after the Merger. The Company currently plans to finance the cash portion of the merger consideration through the combination of a dividend from the Bank and a loan from a third-party correspondent lender. It is estimated that holders of Central's common stock will own approximately 24.5% of the outstanding common stock of the Company following the Merger. As of the date of this proxy statement, the Shareholder owned all of Central's common stock.

  Company shareholders:    Our shareholders will not receive any Merger Consideration if the Merger is completed but will continue to hold the shares of the Company's common stock that they currently hold. The Company will issue common stock and cash as Merger Consideration to the holders of Central common stock as set forth above and our current shareholders will be diluted. It is estimated that the current holders of the Company's common stock will own approximately 75.5% of the outstanding common stock of the Company following the Merger.

Q:
Will the value of the Merger Consideration change between now and the time of completion of the Merger?

A:
Although the number of shares of the Company's common stock that the Company will issue in the Merger is fixed, the value of the Merger Consideration will fluctuate based upon the market price of the Company's common stock. As of November 19, 2014, the value of the Merger Consideration to be paid by the Company was approximately $135.1 million, based on the closing price of $26.10 per share of Company common stock on that date. The value of the Merger Consideration to be paid by the Company will fluctuate to the extent that the price of the Company's common stock exceeds or is less than $26.10 per share at closing. The Merger Agreement also provides, however, that Central may terminate the Merger Agreement if the price of the Company's common stock decreases below a certain amount, but in such instance, the Company will have the option to increase the cash portion of the Merger Consideration to prevent such a termination, as described further under "The Merger—Merger Consideration."

Q:
When do you expect to complete the Merger?

A:
We are working to complete the Merger in the second quarter of 2015. However, the closing of the Merger is contingent on a number of closing conditions, and we cannot guarantee when or if all of these conditions will be met.

Q:
How many votes may I cast?

A:
Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you as of the record date.

Q:
How many votes are needed for each proposal?

A:
A majority of the votes cast on the proposals at the meeting will approve each matter that arises at the special meeting. The Merger and issuance of shares of our common stock in connection therewith and the adjournment of the special meeting are both considered to be non-routine matters. As a result, if your shares are held by a broker or other fiduciary, it cannot vote your shares on these matters unless it has received voting instructions from you.

  Abstentions and broker non-votes, if any, will not be counted as votes cast, but will count for purposes of determining whether or not a quorum is present. Accordingly, so long as a quorum is present, abstentions and broker non-votes will have no effect on any of the matters presented for a vote at the special meeting.

Q:
How do I vote?

A:
After reviewing this document, submit your proxy using any of the proxy delivery or voting methods indicated on the proxy card. By submitting your proxy, you authorize the individuals named in it to represent you and vote your shares at the special meeting in accordance with your instructions. Your vote is important. Whether or not you plan to attend the special meeting, please submit your proxy card promptly in the enclosed envelope or vote telephonically or through the Internet by following the instructions on the proxy card.

  If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" the Merger and issuance of shares of our common stock in connection therewith and "for" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

  If you are a beneficial owner and a broker or other fiduciary is the record holder (which is usually referred to as "street name" ownership), then you received this proxy statement from the record holder of the shares that you beneficially own. The record holder should have given you instructions for directing how the record holder should vote your shares. It will then be the record holder's responsibility to vote your shares for you in the manner you direct.

  If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of a broker or other fiduciary (i.e., in street name), you will need to arrange to obtain a legal proxy from the record holder in order to vote in person at the meeting. Even if you plan to attend the special meeting, we ask that you complete and return your proxy card in advance of the special meeting in case your plans change.

Q:
If I hold shares in the name of a broker, who votes my shares?

A:
Under the rules of various national and regional securities exchanges, brokers and other fiduciaries that hold securities on behalf of beneficial owners generally may vote on routine matters even if they have not received voting instructions from the beneficial owners for whom they hold securities, but are not permitted to vote on non-routine matters unless they have received such voting instructions. The Merger and issuance of shares of our common stock in connection therewith and the adjournment of the special meeting are considered to be non-routine matters. Thus, if you do not provide instructions to your broker as to how it should vote the shares beneficially owned by you, your broker generally will not be permitted to vote on the matters described in this proxy statement.

  We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures.

Q:
How will my shares of common stock held in the employee stock ownership plan be voted?

A:
We maintain an employee stock ownership plan ("ESOP") that owns 295,314 or 3.5% of the current outstanding shares of our common stock. Employees of the Company and the Bank participate in the ESOP. As of the record date, 274,057 shares have been allocated to ESOP participants. Each ESOP participant has the right to instruct the trustee of the plan how to vote the shares of our common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of our common stock held in the ESOP, but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in proportion to the results of the votes cast on the issue by the participants and beneficiaries.

Q:
What does it mean if I receive more than one proxy card?

A:
It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all of your shares are voted.

Q:
What if I change my mind after I return my proxy card?

A:
If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•
signing another proxy card with a later date and returning that proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, by mail;

•
timely submitting another proxy via the telephone or Internet, if that is the method that you originally used to submit your proxy;

•
sending notice to us that you are revoking your proxy; or

•
voting in person at the meeting.

  All written notices of revocation and other written communications with respect to revocation of proxies should be sent to: MidWestOne Financial Group, Inc., 102 South Clinton St., Iowa City, Iowa 52240, Attention: Corporate Secretary. If you hold your shares in the name of your broker or other fiduciary and desire to change your voting instructions, you will need to contact that party directly.

Q:
How many votes do we need to hold the special meeting?

A:
A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if the shareholder either:

•
is present and votes in person at the meeting; or

•
has properly submitted a signed proxy card or other form of proxy (through the telephone or Internet).

  On February 27, 2015, the record date, there were 8,370,309 shares of common stock issued and outstanding. Therefore, at least 4,185,155 shares need to be present, in person or by proxy, at the special meeting.

Q:
What options do I have in voting on each of the proposals?

A:
You may vote "for," "against" or "abstain" on each proposal properly brought before the meeting.

Q:
How does the board recommend that I vote?

A:
The board of directors of the Company approved the Merger Agreement, determined that the issuance of shares of our common stock in connection with the Merger is in the best interests of the Company's shareholders, and unanimously recommends that Company shareholders vote "FOR" the Merger and issuance of shares of our common stock in connection therewith and "FOR" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

Q:
How will my shares be voted if I return a blank proxy card?

A:
If you sign and date your proxy card but do not indicate how you want to vote, your proxies will be counted as a vote "FOR" the Merger and issuance of shares or our common stock in connection therewith and "FOR" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies, and in the discretion of the persons named as proxies on any other matters properly presented at the special meeting.

Q:
Where do I find the voting results of the meeting?

A:
If available, we will announce voting results at the meeting. The voting results also will be disclosed in a Form 8-K that we expect to file within four business days after the meeting.

Q:
Do I have the right to dissent and obtain the "fair value" for my shares?

A:
No. None of Iowa corporate law, our articles of incorporation or our bylaws provide our shareholders with the right to dissent with respect to the Merger or the issuance of shares of our common stock in connection with the Merger.

Q:
Are there any restrictions on the shares being issued?

A:
Yes. The shares of our common stock issued in the Merger will be issued under an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). The shares will therefore be restricted securities and may not be sold absent registration under the Securities Act or pursuant to Rule 144 under the Securities Act or another available exemption from registration. Additionally, the Shareholder and certain of its affiliated entities are parties to the Shareholder Agreement, which generally prohibits the sale of our common stock for a period of one year following the consummation of the Merger.

Q:
What are the material U.S. federal income tax consequences of the Merger to Company shareholders?

A:
The Merger, the issuance of shares of our common stock, and the other transactions associated with the Merger are not expected to have any tax effect on our current shareholders for U.S. federal income tax purposes.

  The U.S. federal income tax consequences of the Merger described above and elsewhere in the proxy statement may not apply to all shareholders and will depend on each shareholder's specific factual situation. Accordingly, we strongly urge you to consult your own independent tax advisor for a full understanding of the particular tax consequences of the Merger to you.

Q:
Who bears the cost of soliciting proxies?

A:
We will bear the cost of soliciting proxies. In addition to solicitations by mail, our officers, directors or employees may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:
Who can answer my questions?

A:
You should contact the Company's Corporate Secretary at 102 South Clinton Street, P.O. Box 1700, Iowa City, Iowa 52244-1700, via telephone at (319) 356-5800 or via email at webmaster@midwestone.com.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED AND SIGNED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

SUMMARY

        This summary highlights selected information contained elsewhere in this document. This summary may not contain all of the information important to you. We urge you to read this entire document carefully, including the exhibits and appendices, to make sure that you understand the Merger fully. See "Where You Can Find More Information" included elsewhere in this document. Each item in this summary contains a reference to the page in this document where such item is discussed in further detail.

The Companies (page 29 for the Company and page 29 for Central)

MidWestOne Financial Group, Inc.

        MidWestOne Financial Group, Inc. is a $1.8 billion holding company headquartered in Iowa City, Iowa. The Company provides financial services to individuals, businesses, governmental units and institutional customers in central and east-central Iowa through its wholly owned subsidiaries, MidWestOne Bank and MidWestOne Insurance Services, Inc. As of February 28, 2015, the Bank operated in central and east-central Iowa through 25 full service banking locations. The Bank is actively engaged in many areas of commercial banking, including: acceptance of demand, savings and time deposits; making commercial, real estate, agricultural and consumer loans; and other banking services tailored for its individual customers. As of December 31, 2014, the Company, on a consolidated basis, had assets of approximately $1.8 billion, deposits of approximately $1.4 billion, and shareholders' equity of approximately $192 million.

        The Company's executive offices are located at 102 South Clinton Street, Iowa City, Iowa 52240, its telephone number is (319) 356-5800, and its website is maintained at www.midwestone.com. The Company's common stock is traded on The NASDAQ Global Select Market under the symbol "MOFG."

Central Bancshares, Inc.

        Central Bancshares, Inc. is a $1.18 billion holding company headquartered in Golden Valley, Minnesota. Central provides commercial and retail loan and deposit services principally to customers within the Minneapolis-St. Paul metropolitan area of Minnesota, western Wisconsin and southwest Florida through its wholly owned subsidiary, Central Bank. As of February 28, 2015, Central Bank operated in Minnesota through 13 banking locations, in Wisconsin through 7 banking locations and in Florida through 2 banking locations. The southwest area of Florida makes up approximately four percent of Central's consolidated assets and operations. As of December 31, 2014, Central, on a consolidated basis, had assets of approximately $1.18 billion, deposits of approximately $1.06 billion, and shareholders' equity of approximately $80.4 million.

        Central's executive offices are located at 945 Winnetka Avenue North, Suite 145, Golden Valley, Minnesota 55427, its telephone number is (763) 512-5299, and its website is maintained at www.centralbnk.com.

Special Meeting of Shareholders (page 30)

        The Company will hold its special meeting of shareholders on April 23, 2015, at 10:00 a.m. (Central Time) at the Company's headquarters located at 102 South Clinton Street, Iowa City, Iowa, to vote on: (i) the Merger and issuance of 2,723,083 shares of our common stock in connection with the Merger; and (ii) any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in order to approve the issuance of shares of our common stock.

Record Date (page 30)

        If you owned shares of our common stock at the close of business on February 27, 2015, the record date for the special meeting, you are entitled to vote on the issuance of shares of our common stock in connection with the Merger, the adjournment of the special meeting, as well as any other matters considered at the special meeting. On the record date, there were 8,370,309 shares of our common stock outstanding. You will have one vote at the meeting for each share of common stock you owned on the record date

Voting (page 30)

        A majority of the votes cast at the meeting is required to approve each of (i) the Merger and issuance of shares of our common stock in connection therewith; and (ii) the adjournment of the special meeting. As of February 11, 2015, our directors and executive officers and their affiliates beneficially owned approximately 7.1% of the outstanding shares of our common stock.

Appraisal Rights (see page 31)

        Neither the Merger nor the issuance of shares of our common stock in connection with the Merger creates a right to dissent or otherwise seek appraisal rights for our shareholders.

The Merger (page 33)

        Under the terms of the Merger Agreement, Central will merge with and into the Company, with the Company being the surviving corporation. Following the Merger, each of the Bank and Central Bank will continue in existence as wholly owned subsidiaries of the Company. The Merger Agreement is attached as Appendix A and is incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully as it is the legal document that governs the Merger.

Merger Consideration (page 33)

        If and when the Merger is consummated, each outstanding share of Central common stock will be exchanged for a pro rata portion of 2,723,083 shares of the Company's common stock and $64.0 million in cash, subject to certain possible adjustments. The Company currently plans to finance the cash portion of the Merger Consideration through the combination of a dividend from the Bank and a loan from a third party correspondent lender.

Effective Time of the Merger (see page 33)

        The Merger is currently expected to close in the second quarter of 2015. However, the closing of the Merger is conditioned on the satisfaction of certain conditions to closing contained in the Merger Agreement. Neither the Company nor Central can predict the actual date on which the Merger will be completed because the closing is subject to factors beyond each company's control.

Our Reasons for the Merger and Board Recommendation (see page 36)

        The Company and Central believe that the proposed Merger will create a strong, independent financial services institution, headquartered in Iowa with operations in Iowa, Minnesota, Wisconsin and southwest Florida, with greater resources and the potential to achieve greater earnings and balance sheet growth than each of the organizations on a standalone basis. You can find a more detailed discussion of the background of the Merger and our reasons for the Merger in this proxy statement under "The Merger—Background of the Merger" and "The Merger—Our Reasons for the Merger and Board Recommendation." The discussion of our reasons for the Merger includes forward-looking statements about possible or assumed future results of our operations and the performance of the

Company after the Merger. For a discussion of factors that could affect these future results, see "Cautionary Note Regarding Forward-Looking Statements."

        Our board of directors has determined that the issuance of shares of our common stock in connection the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company and our shareholders and has approved the Merger Agreement. Our board of directors unanimously recommends that our shareholders vote "FOR" the approval of the Merger and issuance of shares or our common stock in connection therewith.

Fairness Opinion of Sandler O'Neill & Partners, L.P., the Company's Financial Advisor (page 39)

        Sandler O'Neill & Partners, L.P. ("Sandler O'Neill") has delivered a written opinion, dated November 20, 2014, to the Company's board of directors that the Merger Consideration to be paid in the Merger is fair to the Company from a financial point of view. We have attached this opinion to this document as Appendix B. You should read this opinion carefully to understand the procedures followed, matters considered and limitations on the reviews undertaken by Sandler O'Neill in providing its opinion.

Regulatory Approvals (page 47)

        The Merger Agreement provides that closing of the Merger is conditioned on the receipt of all required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the Minnesota Department of Commerce.

Management and Operations after the Merger (page 47)

        The present management groups of both companies will share the responsibility of managing the Company after the completion of the Merger. The executive management team of the Company following the Merger will include officers of both the Company and Central. The board of directors of the Company following the Merger will initially be comprised of thirteen members, eight designated by the Company and five designated by Central.

Interests of Certain Persons in the Merger (page 51)

        Each of the directors and executive officers of the Company owns shares of our common stock, as further detailed under "Security Ownership of Certain Beneficial Owners and Management." Certain directors and officers of the Company will also have positions with the Company after the Merger, and certain directors and officers of Central have entered into employment agreements and/or change in control agreements with the Company. Additionally, certain directors and officers of the Company will receive the benefit of the Shareholder Agreement. See "The Merger Agreement—Shareholder Agreement." The Company will provide indemnification and directors' and officers' liability insurance for the Company's directors and officers.

NASDAQ Listing (page 55)

        The Company will list the shares of its common stock to be issued in connection with the Merger on The NASDAQ Global Select Market under the symbol "MOFG."

Restrictions on the Resale of the Shares of Our Common Stock (page 55)

        The shares of our common stock issued in the Merger will be issued under an exemption from registration under the Securities Act. The shares will therefore be restricted securities and may not be sold absent registration under the Securities Act or pursuant to Rule 144 under the Securities Act or another available exemption from registration. Additionally, the sole shareholder of Central and certain of its affiliated entities are parties to the Shareholder Agreement, which generally prohibits the sale of our common stock for a period of one year following the consummation of the Merger. The Shareholder Agreement also grants to the sole Shareholder of Central certain registration rights and permits the sales of common stock issued in the Merger pursuant to such registrations beginning 180 days after the closing of the Merger.

Conditions to Completion of the Merger (page 55)

        The completion of the Merger depends on a number of conditions being met. Subject to exceptions described in the Merger Agreement, these include:

  •
  the receipt of the required approvals from our shareholders;

  •
  the receipt of all necessary consents and approvals;

  •
  the accuracy of the respective representations and warranties of the Company and Central in the Merger Agreement;

  •
  compliance in all material respects by each of the Company and Central with their respective covenants and agreements in the Merger Agreement;

  •
  the absence of any event that has had or would be reasonably likely to have a material adverse effect on the other party;

  •
  the receipt from McGladrey LLP ("McGladrey") of a tax opinion that the Merger qualifies as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

  •
  the absence of any proceeding, statute, rule, regulation, injunction or other order prohibiting the consummation of performance of the transactions contemplated by the Merger Agreement;

  •
  the approval for listing on The NASDAQ Global Select Market of the shares of our common stock to be issued in the Merger;

  •
  compliance by Central's shareholders and affiliates subject to the Shareholder Agreement with the covenants and obligations in the Shareholder Agreement;

  •
  the amount of Central's adjusted shareholder's equity not being less than $70 million; and

  •
  the receipt of financing to fund the Merger Consideration.

Termination of the Merger Agreement (page 61)

        The parties can mutually agree at any time to terminate the Merger Agreement without completing the Merger. Also, either party can decide, without the consent of the other, to terminate the Merger Agreement if the Merger has not been completed by June 30, 2015, unless the failure to complete the Merger by that time is due to a violation of the Merger Agreement by the party seeking to terminate the Merger Agreement.

        In addition, either the Company or Central can terminate the Merger Agreement if the conditions to its respective obligation to complete the Merger have not been satisfied, other than through the failure of that party to comply with its obligations under the Merger Agreement or the Shareholder Agreement.

        Additionally, the Company can terminate the Merger Agreement if certain issues with respect to the titles or surveys of Central's real property are discovered and Central fails to correct such issues, and either the Company or Central can terminate the Merger Agreement if environmental issues relating to Central's real property are discovered and the costs to remediate such issues exceed $1,000,000.

        Either the Company or Central can also terminate the Merger Agreement if any regulatory agency required to approve the proposed transactions has issued a final, non-appealable order denying the proposed transactions, or any application, filing or notice for regulatory approval has been withdrawn at the request or recommendation of the applicable regulatory agency.

        The Merger Agreement also provides that Central may terminate the Merger Agreement if the price of the Company's common stock decreases below a certain amount, but, in such instance, the Company will have the option of increasing the cash portion of the Merger Consideration to prevent such a termination.

Shareholder Agreement (page 63)

        Concurrently with the execution of the Merger Agreement, the Company, the Shareholder, the TruPS Holder, the Insurance Agency Owner and Mr. Morrison entered into the Shareholder Agreement. The Shareholder Agreement contains many important agreements between the parties thereto with respect to the Merger, certain special rights and obligations relating to the shares of common stock of the Company issued in conjunction with the Merger and certain other transactions between the parties. The Shareholder Agreement is attached as Exhibit G to the Merger Agreement found in Appendix A and is incorporated into this proxy statement by reference. We encourage you to read the Shareholder Agreement carefully for a complete understanding of its terms and provisions and the obligations of the Company, the Shareholder, the TruPS holder, the Insurance Agency Owner and Mr. Morrison thereunder.

Certain Material U.S. Federal Income Tax Consequences (page 64)

        The Merger, the issuance of shares of our common stock in connection with the Merger, and the other transactions associated with the Merger are not expected to have any tax effect on our current shareholders for U.S. federal income tax purposes.

        The parties intend for the Merger to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. It is a condition to the Company and Central's obligation to complete the Merger that they receive an opinion from McGladrey, dated the closing date of the Merger, to the effect that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

        See "Material U.S. Federal Income Tax Consequences of the Merger" for a more detailed discussion of the tax consequences of the Merger.

        The U.S. federal income tax consequences described above may not apply to all holders of the Company's common stock. Your tax consequences will depend on your individual situation. Accordingly, we strongly urge you to consult your independent tax advisor for a full understanding of the particular tax consequences of the Merger and the related transactions to you.

MARKET PRICE AND DIVIDEND INFORMATION

        Our common stock is traded on The NASDAQ Global Select Market under the symbol "MOFG." The following table sets forth the reported high and low sales prices of shares of our common stock, and the quarterly cash dividends per share declared, in each case for the periods indicated. The high and low sales prices are based on intraday sales for the periods reported.

	High	Low	Dividends Paid Per Share
2015
First quarter (through March 4, 2015)	$28.51	$28.02	$0.15
2014
Fourth quarter	$29.10	$22.73	$0.145
Third quarter	24.95	23.00	0.145
Second quarter	26.18	22.50	0.145
First quarter	27.67	23.53	0.145
2013
Fourth quarter	$29.30	$23.50	$0.125
Third quarter	28.48	23.40	0.125
Second quarter	24.25	23.14	0.125
First quarter	24.25	20.80	0.125
2012
Fourth quarter	$22.50	$19.31	$0.095
Third quarter	23.25	20.58	0.095
Second quarter	22.20	18.76	0.085
First quarter	19.36	14.41	0.085

        On November 20, 2014, the last full trading day before the public announcement of the Merger Agreement, the high and low sales prices of shares of our common stock as reported on The NASDAQ Global Select Market were $25.98 and $25.32, respectively. On March 4, 2015, the last practicable trading day before the date of this proxy statement, the high and low sales prices of shares of our common stock as reported on The NASDAQ Global Select Market were $28.51 and $28.02, respectively.

        As of March 4, 2015, the last date prior to printing this proxy statement for which it was practicable to obtain this information, there were approximately 480 registered holders of our common stock and approximately 1,938 beneficial holders and one registered holder of Central common stock.

        Each of our shareholders is advised to obtain current market quotations for our common stock. The market price of our common stock will fluctuate between the date of this proxy statement and the date of completion of the Merger. No assurance can be given concerning the market price of our common stock before or after the effective date of the Merger. Changes in the market price of our common stock prior to the completion of the Merger will affect the market value of the stock portion of the Merger Consideration that Central shareholders will receive upon completion of the Merger.

        Historical market price information regarding Central is not provided because there is no public market for Central's common stock. Central has elected to be taxed as a Subchapter S corporation and, therefore, the Shareholder is responsible to pay any tax liabilities of Central. Central has historically paid dividends to the Shareholder to, in part, allow the Shareholder to pay the tax liability associated with Central's earnings. Central paid a dividend of $1.8 million between January 1, 2015, and the date of this proxy statement and expects to pay another dividend of $10.0 million to the Shareholder between the date of this proxy statement and the date of the Merger. Dividends of $9.6 million were paid in 2014, $9.6 million were paid in 2013 and $9.0 million were paid in 2012. Pursuant to the terms of the Merger Agreement, Central may declare and pay tax dividends equal to forty percent of Central's net income earned between January 31, 2015 and the effective time of the Merger.

 SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY

        The following table presents selected consolidated historical financial data for the periods and at the dates indicated for the Company. You should read the following table in conjunction with the consolidated financial statements and notes thereto included in reports that the Company has previously filed with the SEC.

        Historical results do not necessarily indicate the results that you can expect for any future period. Management believes that all adjustments (which include only normal recurring adjustments) necessary to arrive at a fair presentation of the Company's interim results of operations have been included.

	Year Ended December 31,
(In thousands, except per share data)	2014	2013	2012	2011	2010
Summary of Income Data:
Total interest income excluding loan pool participations	$62,888	$64,048	$67,324	$67,473	$68,350
Total interest and discount on loan pool participations	1,516	2,046	1,978	1,108	2,631

Total interest income including loan pool participations	64,404	66,094	69,302	68,581	70,981
Total interest expense	9,551	12,132	15,952	19,783	23,116

Net interest income	54,853	53,962	53,350	48,798	47,865
Provision for loan losses	1,200	1,350	2,379	3,350	5,950
Noninterest income	15,313	14,728	19,737	14,707	14,388
Noninterest expense	43,413	42,087	48,960	42,235	43,289

Income before income tax	25,553	25,253	21,748	17,920	13,014
Income tax expense	7,031	6,646	5,214	4,609	3,209

Net income	$18,522	$18,607	$16,534	$13,311	$9,805

Less: Preferred stock dividends and discount accretion	—	—	—	645	868
Net income available to common shareholders	$18,522	$18,607	$16,534	$12,666	$8,937

Per share data:
Net income—basic	$2.20	$2.19	$1.95	$1.47	$1.04
Net income—diluted	2.19	2.18	1.94	1.47	1.03
Net income, exclusive of loss on termination of pension and gain on sale of Home Mortgage Center—diluted	2.19	2.18	2.10	1.47	1.03
Cash dividends declared	0.58	0.50	0.36	0.22	0.20
Book value	23.07	20.99	20.51	18.35	18.39
Net tangible book value	22.08	19.95	19.39	17.15	15.27
Selected financial ratios:*
Return on average assets	1.05%	1.06%	0.96%	0.82%	0.63%
Return on average assets, exclusive of loss on termination of pension and gain on sale of Home Mortgage Center	1.05	1.06	1.03	0.82	0.63
Return on average shareholders' total equity	9.94	10.59	9.99	8.42	6.24
Return on average shareholders' total equity, exclusive of loss on termination of pension and gain on sale of Home Mortgage Center	9.94	10.59	10.77	8.42	6.24
Return on average common equity	9.94	10.59	10.13	8.87	6.93
Return on average tangible common equity	10.61	11.43	10.95	9.50	7.41
Return on average tangible common equity, exclusive of loss on termination of pension and gain on sale of Home Mortgage Center	10.61	11.43	11.78	9.50	7.41
Dividend payout ratio	26.36	22.83	18.46	14.97	19.23
Total shareholders' equity to total assets	10.71	10.14	9.70	9.23	10.02
Tangible common equity to tangible assets	10.29	9.69	9.22	8.68	8.37
Tier 1 capital to average assets	10.85	10.55	9.65	9.44	10.28
Tier 1 capital to risk-weighted assets	13.47	13.36	12.56	12.19	13.15
Net interest margin	3.53	3.46	3.46	3.34	3.43
Efficiency ratio	58.74	57.23	67.32	62.94	64.44
Efficiency ratio, exclusive of loss on termination of pension	58.74	57.23	58.82	62.94	64.44
Gross revenue of loan pools to total gross revenue	2.16	2.98	2.71	1.74	4.23
Allowance for bank loan losses to total bank loans	1.44	1.49	1.54	1.59	1.62
Allowance for loan pool losses to total loan pools	9.94	7.71	5.65	4.09	3.14
Non-performing loans to total loans	1.15	1.27	1.03	1.84	2.11
Net loans charged off to average loans	0.09	0.11	0.21	0.30	0.50
Selected balance sheet data:
Total assets	$1,800,302	$1,755,218	$1,792,819	$1,695,244	$1,581,259
Total loans net of unearned discount	1,132,519	1,088,412	1,035,284	986,173	938,035
Allowance for loan losses	16,363	16,179	15,957	15,676	15,167
Loan pool participations, net	19,332	25,533	35,650	50,052	65,871
Total deposits	1,408,542	1,374,942	1,399,733	1,306,642	1,219,328
Federal funds purchased and repurchase agreements	78,229	66,665	68,823	57,207	50,194
Federal Home Loan Bank advances	93,000	106,900	120,120	140,014	127,200
Long-term debt	15,464	15,464	15,464	15,464	15,464
Total shareholders' equity	192,731	178,016	173,932	156,494	158,466

*
All financial ratios have been calculated under the regulatory capital rules in effect on December 31, 2014, and do not factor in the rules implemented by Basel III.

SUPPLEMENTARY FINANCIAL INFORMATION OF THE COMPANY

	Three Months Ended
(in thousands, except per share amounts)	December 31	September 30	June 30	March 31
2014
Interest income	$16,311	$15,996	$16,176	$15,921
Interest expense	2,407	2,429	2,321	2,394

Net interest income	13,904	13,567	13,855	13,527
Provision for loan losses	300	150	300	450
Noninterest income	3,534	4,006	3,556	4,217
Noninterest expense	11,563	10,819	10,639	10,392

Income before income taxes	5,575	6,604	6,472	6,902
Income tax expense	1,668	1,715	1,719	1,929

Net income	$3,907	$4,889	$4,753	$4,973

Net income per common share—basic	$0.46	$0.59	$0.56	$0.59
Net income per common share—diluted	$0.46	$0.59	$0.56	$0.58
2013
Interest income	$16,020	$16,116	$16,768	$17,190
Interest expense	2,723	2,851	3,159	3,399

Net interest income	13,297	13,265	13,609	13,791
Provision for loan losses	300	250	600	200
Noninterest income	3,234	3,800	3,713	3,981
Noninterest expense	10,225	10,283	10,585	10,994

Income before income taxes	6,006	6,532	6,137	6,578
Income tax expense	1,584	1,668	1,606	1,788

Net income	$4,422	$4,864	$4,531	$4,790

Net income per common share—basic	$0.52	$0.57	$0.54	$0.56
Net income per common share—diluted	$0.52	$0.57	$0.53	$0.56
2012
Interest income	$16,924	$17,586	$17,277	$17,515

Interest expense	3,767	3,867	4,051	4,267

Net interest income	13,157	13,719	13,226	13,248
Provision for loan losses	650	575	575	579
Noninterest income	4,111	3,258	8,167	4,201
Noninterest expense	10,864	10,713	16,580	10,803

Income before income taxes	5,754	5,689	4,238	6,067
Income tax expense	1,402	1,451	726	1,635

Net income	$4,352	$4,238	$3,512	$4,432

Net income per common share—basic	$0.51	$0.50	$0.42	$0.52
Net income per common share—diluted	$0.51	$0.50	$0.41	$0.52

 SELECTED HISTORICAL FINANCIAL DATA OF CENTRAL

        The following table presents selected consolidated historical financial data for the periods and at the dates indicated for Central. You should read the following table in conjunction with the consolidated financial statements and notes thereto included in this proxy statement beginning on page F-1.

        Historical results do not necessarily indicate the results that you can expect for any future period. Management believes that all adjustments (which include only normal recurring adjustments) necessary to arrive at a fair presentation of Central's interim results of operations have been included.

	Year Ended December 31,
(In thousands, except per share data)	2014	2013	2012	2011	2010
Summary of Income Data:
Total interest income	$53,294	$54,230	$51,497	$43,497	$42,903
Total interest expense	5,305	5,975	8,235	7,844	11,026

Net interest income	47,989	48,255	44,763	35,653	31,877
Provision for loan losses	221	3,330	3,801	15,219	4,600
Noninterest income	5,794	11,249	19,181	25,957	7,450
Noninterest expense	39,623	42,338	40,101	28,539	28,704

Net income	13,939	$13,786	$18,541	$17,852	$6,023
Change in unrealized gain (loss) on available-for-sale securities	$2,956	(6,231)	440	1,287	84

Comprehensive income	$16,895	$7,555	$18,981	$19,139	$6,107

Per share data:
Net income—basic	$2,144.46	$2,120.92	$2,852.46	$2,746.46	$926.62
Net income—diluted	2,144.46	2,120.92	2,852.46	2,746.46	926.62
Cash dividends declared	9,600	9,572	9,048	5,383	7,390
Book value	80,423	73,128	75,145	65,212	51,456
Net tangible book value	79,387	71,873	71,624	64,459	51,065
Selected financial ratios:*
Return on average assets	1.20%	1.16%	1.59%	1.88%	0.73%
Return on average shareholders' total equity	18.15	18.60	26.42	28.20	11.56
Return on average common equity	18.15	18.60	26.42	28.20	11.56
Return on average tangible common equity	18.54	19.22	27.25	30.91	11.80
Dividend payout ratio	68.87	69.44	48.80	30.15	122.70
Total shareholders' equity to total assets	6.82	6.34	6.23	5.40	6.62
Tangible common equity to tangible assets	6.74	6.24	5.95	5.75	6.57
Tier 1 capital to average assets	7.88	7.50	6.60	6.64	7.71
Tier 1 capital to risk-weighted assets	11.28	12.86	12.98	13.41	13.76
Net interest margin	4.47	4.59	4.39	4.53	4.64
Efficiency ratio	73.67	71.24	61.28	46.32	72.99
Efficiency ratio, exclusive of loss on termination of pension	73.67	71.24	61.28	46.32	72.99
Allowance for bank loan losses to total bank loans	1.69	2.41	2.79	3.30	2.64
Non-performing loans to total loans	1.18	2.83	2.85	4.22	4.67
Net loans charged off to average loans	0.51	0.75	0.81	0.94	0.92
Selected balance sheet data:
Total assets	$1,179,735	$1,153,131	$1,206,924	$1,121,430	$777,455
Total loans net of allowance for loan losses	885,546	782,556	535,814	767,669	720,321
Allowance for loan losses	15,223	19,336	22,008	24,544	14,546
Total deposits	1,060,952	1,042,647	1,103,228	948,460	647,196
Short term borrowings	5,278	5,506	4,574	4,864	3,706
Subordinated notes payable	24,672	22,610	0	0	0
Total liabilities	1,099,312	1,080,003	1,131,779	1,056,218	725,999
Total shareholders' equity	80,423	73,128	75,145	65.212	51,456

*
All financial ratios have been calculated under the regulatory capital rules in effect on December 31, 2014, and do not factor in the rules implemented by Basel III.

SELECTED CONSOLIDATED PRO FORMA FINANCIAL DATA OF
THE COMPANY AND CENTRAL

        The following table shows selected consolidated pro forma financial data reflecting the merger of Central with the Company, assuming the companies had been combined at the dates and for the periods shown. The pro forma amounts reflect certain purchase accounting adjustments, which are based on estimates that are subject to change depending on fair values as of the Merger completion date. These adjustments are described in the notes to the unaudited pro forma combined financial statements that follow this presentation under the caption "Unaudited Pro Forma Combined Condensed Consolidated Financial Information." The pro forma financial information in the table below does not include any projected cost savings, revenue enhancements or other possible financial benefits of the Merger to the Company and does not attempt to suggest or predict future results. The pro forma financial data also assumes that 2,723,083 shares of Company common stock were issued pursuant to the Merger. This information also does not necessarily reflect what the historical financial condition or results of operations of the Company following the Merger would have been had the Company and Central been combined as of the dates and for the periods shown.

(In thousands)	For the Year Ended December 31, 2014 as if Merger occurred as of January 1, 2014
Statement of Income Data:
Interest income	$116,841
Interest expense	14,864
Net interest income	101,977
Provision for loan losses	1,421
Net interest income after provision for loan losses	100,556
Non-interest income	21,107
Non-interest expenses	83,162
Income taxes before income taxes	38,501
Applicable income taxes	11,571
Net income	$26,930

For the Year Ended December 31, 2014
Balance Sheet Data:
Total assets	2,989,452
Investment securities	693,675
Loans, net	2,022,987
Total deposits	2,470,616
Total liabilities	2,729,499
Total stockholders' equity	259,953

 UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
FINANCIAL INFORMATION

        The accompanying unaudited pro forma combined balance sheet data assumes the Merger took place as of December 31, 2014. The unaudited pro forma consolidated balance sheet data combines the audited consolidated balance sheet data of the Company as of December 31, 2014, and the audited consolidated balance sheet data of Central as of December 31, 2014.

        The accompanying unaudited pro forma combined statement of income data presents the audited consolidated statement of income data of the Company for the year ended December 31, 2014, combined with Central's audited consolidated statement of income data for the year ended December 31, 2014. The unaudited pro forma combined statement of income gives effect to the Merger as if it had occurred as of the beginning of the period.

        The unaudited pro forma financial information is provided for informational purposes only. The unaudited pro forma financial information is not necessarily, and shall not be assumed to be, an indication of the results that would have been achieved had the Merger been completed as of the dates presented or that may be achieved in the future.

        The pro forma financial information includes purchase accounting adjustments to record the assets and liabilities of Central at their estimated fair values and to record certain exit costs related to Central. The pro forma adjustments included herein are subject to updates as additional information becomes available and as additional analyses are performed. Any change in the fair value of the net assets of Central will change the estimated purchase accounting adjustments and the amount of the purchase price allocable to goodwill. Additionally, changes to Central's shareholders' equity, including net income from January 1, 2015, through the date the Merger is completed, will also change the amount of goodwill recorded. Final adjustments may be materially different from the unaudited pro forma adjustments presented herein.

        The Company and Central anticipate that the Merger will provide the Company with financial benefits that include increased revenue opportunities and reduced operating expenses, but these financial benefits are not reflected in the pro forma information. Accordingly, the pro forma information does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the Company would have been had the companies been combined during the periods presented.

        Historical results do not necessarily indicate the results that you can expect for any future period. We believe that all adjustments (which include only normal recurring adjustments) have been included that are necessary to arrive at a fair presentation of the results of operations.

        The unaudited pro forma financial information presented below should be read together with the historical financial statements of the Company and Central, including the related notes and the other financial information in this document, including Central's financial statements beginning on page F-1 and in reports that the Company has previously filed with the SEC.

 Pro Forma Statement of Income for the Year Ended December 31, 2014 (Unaudited)

	Historical		Pro Forma Accounting Increase (Decrease)*
					Combined Pro Forma
(In thousands, except per share data)	Company	Central
Interest Income:
Loans	$48,466	$49,559	$(1,287)	(A)	$96,738
Loan Pool Participations	1,516	—	—		1,516
Securities	14,376	3,591	430	(B)	18,397
Federal Funds Sold and Other	46	144	—		190

Total Interest Income	64,404	53,294			116,841

Interest Expense:
Deposits	$7,027	$3,682	$(748)	(C)	$9,961
Federal Funds Purchased, Repurchase Agreements and Short Term Borrowings	151	110	(110)	(D)	151
Federal Home Loan Bank Advances	2,092	—	—		2,092
Long-Term Debt	—	—	938	(E)	938
Subordinated Debt	—	1,076	(201)	(F)	875
Trust Preferred Securities	281	437	129	(G)	847

Total Interest Expense	9,551	5,305			14,864

Net Interest Income Before Provision for Loan Losses:	$54,853	$47,989	$—		$101,977
Provision for Loan Losses	1,200	221	—		1,421

Net Interest Income After Provision for Loan Losses	53,653	47,768	—		100,556

Noninterest Income:
Trust, Investment and Insurance Fees	$5,771	$—	$—		$5,771
Service Charges on Deposit Accounts	3,279	1,872	—		5,151
Gain on Sale of Mortgage Loans and Servicing Fees	1,554	1,333	—		2,887
Other Service Fees and Commissions	2,381	3,311	—		5,692
FDIC Indemnification Income (expense)	—	(1,145)	—		(1,145)
Bank-Owned Life Insurance Income	1,102	167	—		1,269
Investment Securities Gains (Losses), Net	1,227	256	—		1,483
Premises and Equipment Gains (Losses), Net	(1)	—	—		(1)

Total Noninterest Income	15,313	5,794	—		21,107

Noninterest Expense:
Salaries and Employee Benefits	$24,918	$22,326	$—		$47,244
Net Occupancy and Equipment Expense	6,293	5,065	67	(H)	11,425
Professional Fees	3,606	1,400	1,061	(I)	3,945
Data Processing Expense	1,565	1,515	—		3,080
FDIC Insurance Expense	964	896	—		1,860
Other	6,067	8,421	1,120	(J)	15,608

Total Other Expenses	43,413	39,623	—		83,162

Income Before Taxes:	$25,553	13,939	—		38,501
Income Taxes	7,031	—	4,540	(K)	11,571

Net Income	18,522	13,939			26,930

Net Income for Common Shareholders	$18,522	$13,939			$26,930

Basic Earnings Per Common Share	$2.20	$2,144.46		(L)	$2.42

Diluted Earnings Per Common Share	$2.19	$2,144.46		(L)	$2.41

Basic Weighted Average Common Shares Outstanding	8,405,284	6,500	2,723,083	(M)	11,128,367

Diluted Weighted Average Common Shares Outstanding	8,433,296	6,500	2,723,083	(M)	11,156,379

*
For purposes of determining the pro forma effect of the Merger on the statement of operations, the following pro forma adjustments have been made as if the Merger occurred as of January 1, 2014, and have been included in the unaudited pro forma combined condensed consolidated financial information. Estimates are based upon available information, and certain assumptions considered reasonable, and may be revised as additional information becomes available. The following are the pro forma adjustments made to record the transaction and to adjust the Company's assets and liabilities to their estimated fair values at December 31, 2014.

(A)
Adjusted to reflect the amortization of the interest component of the loan premium resulting from the pro forma loan fair value adjustment in (C) below. The amortization was calculated using a straight-line method over a period of 3.5 years at the date of the Merger.

(B)
Adjusted to reflect the accretion of the discount resulting from the pro forma investment securities held for sale fair value adjustment. The accretion was calculated using a straight-line method over a period of 3.5 years at the date of the Merger. Also reflects the accretion of the discount resulting from the pro forma investment securities available for sale fair value adjustment in (S) , which accretion was calculated using a straight-line method over a period of 3.0 years at the date of the Merger.

(C)
Adjusted to reflect the amortization of the premium resulting from the pro forma interest-bearing deposits fair value adjustment in (K). The amortization was calculated using a straight-line method over a period of 1.5 years from the date of the Merger.

(D)
Adjusted to reflect the elimination of the historical Central interest on short term debt for the year ended December 31, 2014, which was accounted for in adjustment (I).

(E)
Adjusted to reflect the assumption of new long-term debt in conjunction with the Merger. The interest was calculated using an interest rate of 3.75% over a period of 7.0 years for the $25.0 million.

(F)
Elimination of the historical Central interest for the year ended December 31, 2014 on subordinated debt paid with interest calculated using an interest rate of 9.00%. Also reflects the assumption of new subordinated debt to replace Central's subordinated debt with interest calculated using an interest rate of 7.00%.

(G)
Adjusted to reflect the amortization of the premium resulting from the pro forma trust preferred securities' fair value adjustment. The amortization was calculated using a straight-line method over a period of 20 years at the date of the Merger.

(H)
Adjusted to reflect the amortization of premises and equipment premium resulting from the pro forma fair value adjustment in (E). The amortization was calculated using a straight-line method over a period of 30 years at the date of the Merger.

(I)
Adjusted to reflect the direct costs incurred by the companies in connection with the Merger. These costs consist primarily of legal fees, investment banking fees and valuation services of which approximately $1.0 million are not expected to be deductible for income taxes.

(J)
Adjusted to reflect the amortization of the core deposit intangible resulting from the pro forma fair value adjustment in (I) and to eliminate the historical Central core deposit intangible amortization for the year ended December 31, 2014. The amortization of the core deposit premium from the merger is based on an amortization period of 10 years using the straight-line method.

(K)
Adjusted to reflect the income tax effect of the pro forma adjustments outlined in (A)-(J) at the estimated 38% combined federal and state rate. Also reflects the effect on Central's net income of income tax at the estimated 38% combined federal and state rate.

(L)
Earnings per common share, basic and diluted, were calculated using the calculated pro forma income divided by the calculated pro forma basic and diluted average shares outstanding.

(M)
Basic and diluted average common shares outstanding were calculated by adding the shares assumed to be issued by the Company in the Merger, 2,723,083, to the historical average Company shares outstanding for the year ended December 31, 2014.

Pro Forma Statement of Condition for the Year Ended December 31, 2014 (Unaudited)

	Historical		Pro Forma Accounting Increase (Decrease)*
					Combined Pro Forma
(In thousands, except per share data)	Company	Central
Assets:
Cash and Due from Banks	$23,409	$57,380	$(55,875)	(A)	$24,914
Investment Securities	526,466	167,309	(100)	(B)	693,675
Loans (Net of Unearned Interest)	1,132,519	900,749	6,082	(C)	2,039,350
Allowance for Loan Losses	(16,363)	(15,223)	15,223	(D)	(16,363)

Net Loans	1,116,156	885,526	—		2,022,987
Loan Pool Participations	19,332	—	—		19,332
Premises and Equipment	37,770	30,975	2,000	(E)	70,745
Loans Held for Sale	801	1,886	—		2,687
Other Real Estate Owned	1,916	9,819	104	(F)	11,839
FDIC Indemnification Asset	—	11,700	(2,487)	(G)	9,213
Goodwill	—	525	42,750	(H)	42,225
Core Deposit Intangibles	691	514	13,726	(I)	14,931
Other Intangibles	7,568	—	—		7,568
Other Assets (Includes Deferred Income Taxes)	66,193	14,101	(11,483)	(J)	68,811

Total Assets	1,800,302	1,179,735	—		2,989,452

Liabilities and Stockholders' Equity:
Liabilities
Deposits
Non-Interest Bearing	$214,461	$302,953	$—		$517,414
Interest Bearing	1,194,081	757,999	1,122	(K)	1,953,202

Total Deposits	1,408,542	1,060,952	—		2,470,616
Federal Funds Purchased and Securities Sold Under Agreements to Repurchase	78,229	5,278	—		83,507
Federal Home Loan Bank Advances	93,000	—	—		93,000
Short-Term Borrowings	—	1,125	(1,125)	(L)	—
Long-Term Debt	—	—	25,000	(M)	25,000
Subordinated Debt	—	12,300	200	(N)	12,500
Trust Preferred Securities	15,464	12,372	(2,581)	(O)	25,255
Other Liabilities	12,336	7,285	—		19,621

Total Liabilities	1,607,571	1,099,312	—		2,729,499

Stockholders' Equity:
Common Stock	$8,690	$6	$2,717	(P)	$11,413
Surplus	80,537	3,407	64,942	(Q)	148,886
Retained Earnings	105,127	78,214	(82,064)	(R)	101,277
Accumulated Other Comprehensive Income (Loss)	5,322	(1,204)	1,204	(S)	5,322

Total Stockholders' Equity Before Treasury Stock	199,676	80,423	—		266,898
Treasury Stock	(6,945)	—	—		(6,945)

Total Stockholders' Equity	192,731	80,423	—		259,953

Total Liabilities and Stockholders' Equity	1,800,302	1,179,735	—		2,989,452

*
For purposes of determining the pro forma effect of the Merger on the statement of operations, the following pro forma adjustments have been made as if the Merger occurred as of January 1, 2014, and have been included in the unaudited pro forma combined condensed consolidated financial information. Estimates are based upon available information, and certain assumptions considered reasonable, and may be revised as additional information becomes available. The following are the pro forma adjustments made to record the transaction and to adjust the Company's assets and liabilities to their estimated fair values at December 31, 2014.

(A)
Adjusted to reflect the following activity:

proceeds from long term debt	$25,000
Merger Consideration—cash portion	$(64,000)
distributions to the Shareholder	$(10,000)
Central's contribution to the Foundation	$(950)
pay-off of Central line of credit	$(1,125)
issuance of Company subordinated debt	$12,500
payoff of Central subordinated debt	$(12,300)
merger expenses	$(5,000)

  Merger expenses noted above include estimated fees for legal and accounting fees of $850, investment banking fees of $1,600, severance and retention plans of $775 and marketing and other Merger-related expenses of $1,775, for a total of $5,000.

(B)
Adjusted to reflect Central's estimated fair value based on interest rates.    •

(C)
Adjusted to reflect the reduction in (i) the carrying value of loans receivable to the estimated fair value based on credit characteristics; (ii) the carrying value of loans receivable to reflect the estimated fair value based on interest rate characteristics; and (iii) the carrying value of loans receivable to remove the projected remaining acquisition discount at the close of the Merger.    •

(D)
Adjusted to remove Central's allowance for loan losses at period end as the credit risk is accounted for in the fair value adjustment for the loans receivable in (C) above.

(E)
Adjusted to adjust the carrying value of premises and equipment, net, to reflect the estimated fair value.    •

(F)
Adjusted to cover other real estate owned to the projected remaining acquisition discount remaining at the close of the Merger and non-covered other real estate owned to estimated fair value.    •

(G)
Adjusted to adjust the carrying value of the FDIC indemnification asset to reflect the estimated fair value.    •

(H)
Adjusted to record the difference between the Merger Consideration and the estimated fair value of assets acquired and net liabilities assumed in the Merger and the elimination of Central's goodwill. The presentation assumed the value of the shares of common stock to be issued as Merger Consideration to be $26.10 per share, which was the closing price of the shares as reported on Nasdaq on November 19, 2014, the last trading day prior to the execution of the Merger Agreement. This calculation does not reflect the value of the Company's shares prior to closing or any valuations as a result of the shares' marketability.

(I)
Adjusted to record the estimated fair value of the core deposit intangible identified in the Merger, estimated at 1.5% of Central's deposits, excluding certificates of deposit of $100,000 or more, and to eliminate Central's core deposit intangible created in its prior acquisition.    •

(J)
Adjusted to record the estimated deferred tax asset related to the difference between Central's book to tax differential as a current S corporation and to reflect the deferred tax effect on items noted with an "    •    " an assumed combined income tax rate of 38%.

(K)
Adjusted to reflect the estimated fair value of stated maturity deposits based on interest rate characteristics.

(L)
Adjusted to record the payoff of Central's line of credit.

(M)
Adjusted to record the issuance of new long-term debt by the Company in connection with the Merger.

(N)
Adjusted to record the payoff of Central's existing subordinated debt and the issuance of new subordinated debt by the Company in connection with the Merger.

(O)
Adjusted to record the adjustment of Central's trust preferred securities to fair market value based on interest rate characteristics.    •

(P)
Adjusted to record the issuance of Company common stock as part of the Merger Consideration and to eliminate Central's common stock.

(Q)
Adjusted to record the net Merger Consideration issued and to eliminate the surplus of Central.

(R)
Adjusted to eliminate the historical retained earnings of Central.

(S)
Adjusted to eliminate the historical accumulated other comprehensive income of Central.

UNAUDITED COMPARATIVE PRO FORMA PER SHARE DATA

        The following table presents certain comparative historical, pro forma and pro forma equivalent per share financial information for the Company and Central that reflects the Merger using the purchase method of accounting.

        The pro forma and equivalent pro forma per share information gives effect to the Merger as if the Merger had been effective on December 31, 2014. The information in the following table is based on, and should be read together with, the historical financial information that appears elsewhere in this document and in the Company's audited financial statements previously filed with the SEC and Central's audited financial statements beginning on page F-1 (together, the "Unaudited Pro Forma Combined Condensed Consolidated Financial Information").

        The information listed as "Equivalent Pro Forma Per Central Share" was obtained by multiplying the pro forma amount listed by the Company by 418.94, which is the number of shares of our common stock to which each share of Central would convert, based on the number of shares outstanding on December 31, 2014.

        We expect that we will incur Merger and integration charges as a result of combining the Company and Central. We also anticipate that the Merger will provide the Company with financial benefits that include reduced operating expenses and the opportunity to earn more revenue. The pro forma information does not reflect these expenses or benefits and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the Company would have actually been had our companies been combined as of the dates or for the periods presented.

	Company Historical	Central Historical	Pro Forma Combined		Equivalent Pro Forma Per Central Share
Book value per common share at December 31, 2014	$23.07	$12,372.77	$	N/A	$	N/A
Cash dividends paid per common share for the year ended December 31, 2014	0.58	1,476.92		0.58		242.99
Basic earnings per common share for the year ended December 31, 2014	2.20	2,144.46		2.42		1,013.83
Diluted earnings per common share for the year ended December 31, 2014	2.19	2,144.46		2.41		1,009.65

        The market price of the Company's common stock will likely fluctuate between the date of this document, the date on which the Merger is completed and after the Merger. Because the number of shares to be received by Central shareholders is fixed, the value of the Merger Consideration paid by the Company will fluctuate as the price of the Company's common stock changes.

RISK FACTORS

        In addition to the other information included in this proxy statement, including the matters addressed under "Cautionary Note Regarding Forward-Looking Statements," you should carefully consider the following risks before deciding whether to vote for the issuance of shares of our common stock in connection with the Merger. You should also consider the other information in this proxy statement and the other documents we file with the SEC, especially the Risk Factors included in the Company's Form 10-K for the year ended December 13, 2014. See "Where You Can Find More Information" on page 87.

The number of shares to be issued in the Merger is generally fixed and will not be adjusted to reflect changes in the Company's stock value prior to the effective time of the Merger.

        The Merger Agreement provides that each of the outstanding shares of Central's common stock will be converted into the right to receive a pro rata portion of 2,723,083 shares of the Company's common stock and $64.0 million of cash. The number of shares is generally fixed and will not be adjusted to reflect any changes in the value of the Company's common stock between the date of the Merger Agreement and the effective time of the Merger. The number of shares could be adjusted if the value of the Company's common stock declines, to preserve the tax treatment of the Merger, as discussed further under "The Merger—Merger Consideration." When you vote, you will not know the exact value of the shares of the Company's common stock that Central shareholders will receive in the Merger, and the value of the Merger Consideration to be paid to Central's shareholders will not be known at the time of the special meeting.

        Moreover, the value of the Company's common stock may also rise or fall after the Merger. Stock price changes may result from a variety of factors, including completion of the Merger, general market and economic conditions, changes in our respective businesses, operations and prospects and regulatory considerations. Many of these factors are beyond the Company's control, and it is possible that the market value of the Company's common stock at the time of the Merger and afterward may be substantially higher or lower than current market value.

The fairness opinion obtained by the Company from its financial advisor will not reflect changes in circumstances prior to the Merger.

        Sandler O'Neill, the Company's financial advisor, delivered a "fairness opinion" to the Company's board of directors. The fairness opinion provides that, as of the date the parties executed the Merger Agreement, the Merger Consideration is fair from a financial point of view to the Company. The opinion does not reflect changes that may occur or may have occurred after the date the Merger Agreement was executed, including changes to the operations and prospects of Central and/or the Company, changes in general market and economic conditions or other factors. Any such changes to the facts on which the opinion is based, or other factors, may alter the relative value of Central and/or the Company.

Future results of the Company may differ materially from the pro forma financial information presented in this proxy statement.

        The Company's future results may be materially different from those shown in the pro forma financial information presented in this proxy statement that show only a combination of the Company's and Central's historical results. Charges that the Company will record due to the Merger may be higher or lower than estimated, depending upon how costly or difficult it is to integrate the two companies. Furthermore, these charges may decrease the Company's capital that could be used for income-earning investments in the future.

Difficulties in combining the operations of Central and the Company may prevent the Company from achieving the expected benefits from the Merger.

        The Company may not be able to achieve fully the strategic objectives and operating efficiencies it hopes to achieve in the Merger. The success of the Merger will depend on a number of factors, including the Company's ability to:

  •
  integrate the operations of Central and the Company, including successfully integrating and combining the technology, financial, credit, security and legal reporting systems and controls of the Company and Central;

  •
  maintain existing relationships with depositors, especially Central's depositors, so as to minimize withdrawals of deposits after the Merger;

  •
  maintain and enhance existing relationships with borrowers so as to limit unanticipated losses from loans made by Central Bank and the Bank;

  •
  control the incremental non-interest expense so as to maintain overall operating efficiencies; and

  •
  compete effectively in the communities served by Central and the Company.

The market price of our common stock may decline as a result of the Merger.

        The market price of our common stock may decline as a result of the Merger for a number of reasons including if:

  •
  the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial or industry analysts;

  •
  the effect of the Merger on our business and prospects is not consistent with the expectations of financial or industry analysts; or

  •
  investors react negatively to the effect on our business and prospects from the Merger.

Inability to satisfy closing conditions could delay or prevent completion of the Merger.

        Completion of the Merger is conditioned upon the receipt and continued effectiveness of all material governmental authorizations, consents, orders and approvals. The Company and Central intend to pursue all required approvals in accordance with the Merger Agreement. No assurance can be given that the required consents and approvals will be obtained or that the required conditions to closing will be satisfied, and, if all such other consents and approvals are obtained and the conditions are satisfied, no assurance can be given as to the terms, conditions and timing of the approvals or that they will satisfy the terms of the Merger Agreement. See "The Merger Agreement—Conditions to Completion of the Merger" for a discussion of the conditions to the completion of the Merger and "The Merger—Regulatory Approvals" for a description of the regulatory approvals necessary in connection with the Merger.

Uncertainties associated with the Merger may cause a loss of employees and may otherwise affect the future business and operations of the Company and Central.

        The Company's success after the Merger will depend in part upon its ability to retain key employees of the Company and Central. Current and prospective employees of the Company and Central may experience uncertainty about their roles with the Company following the Merger. This may adversely affect the ability of each of the Company and Central to attract and retain key management, sales, marketing, technical and other personnel. In addition, key employees may depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the Company following the Merger. Accordingly, no assurance can be given that the combined company will be able to attract or retain key employees of the Company and Central to the same extent that those companies have been able to attract or retain their own employees in the past. These factors could contribute to the Company not achieving the expected benefits from the Merger within the desired time frames, if at all.

If the Merger is not completed, the Company will have incurred substantial expenses without realizing the expected benefits of the Merger.

        The Company has incurred and will incur substantial expenses in connection with the negotiation and completion of the transactions contemplated by the Merger Agreement, as well as the costs and expenses of filing, printing and mailing this proxy statement and all filing and other fees paid to the SEC in connection with the Merger. If the Merger is not completed, the Company would have to recognize these expenses without realizing the expected benefits of the Merger.

Holders of the Company's common stock will have a reduced ownership and voting interest after the Merger and will exercise less influence over management.

        Holders of the Company's common stock currently have the right to vote in the election of the board of directors and on other matters affecting the Company. As of the date of this proxy statement, Central had one shareholder and it is currently expected that the Shareholder will receive shares in the Merger constituting approximately 24.5% of the outstanding shares of the Company's common stock immediately after the Merger. As a result, current shareholders of the Company as a group will own approximately 75.5% of the outstanding shares of the Company's common stock immediately after the Merger. Because of this, current Company shareholders may have less influence than they now have on the management and policies of the Company.

The Company will issue a large number of shares of common stock in connection with the Merger, which will result in substantial dilution to our existing shareholders. Our shareholders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger.

        The consideration for the Company's acquisition of Central consists of cash and shares of our common stock. The Company will issue 2,723,083 shares pursuant to the Merger, which represents approximately 32.5% of our voting shares prior to the issuance, based on our outstanding capital stock at February 27, 2015. The Company's issuance of shares will result in substantial percentage dilution of our existing shareholders' ownership interests. The Company's issuance of shares of our common stock may also have an adverse impact on the Company's net income per share in fiscal periods that include (or follow) the closing of the Merger. If the Company is unable to realize the strategic and financial benefits currently anticipated from the Merger, our shareholders will have experienced substantial dilution of their ownership interest without receiving any commensurate benefit.

As shares of our common stock issued in the Merger become eligible for resale, the sale of those shares could adversely impact our stock price.

        The shares of our common stock issued in the Merger will be restricted securities and may not be sold absent registration under the Securities Act or pursuant to Rule 144 of the Securities Act or another available exemption from registration. Accordingly, the shares of our common stock issued in the Merger, which represent a substantial number of shares of our common stock, will become eligible for resale 180 days after the closing date under Rule 144. Pursuant to the Shareholder Agreement, the Shareholder is entitled to certain customary registration rights relating to the shares of common stock of the Company it receives in conjunction with the Merger. Our stock price may suffer a significant decline if there were to be a sudden increase in the number of shares sold in the public market or market perception that the increased number of shares available for sale will exceed the demand for our common stock. However, the Shareholder Agreement generally restricts the sole shareholder of

Central and certain of its related entities from selling their shares of our common stock until the first anniversary of the effective time of the Merger without our prior approval.

The existence of a large shareholder may adversely affect the market price of our common stock and could delay, hinder or prevent a change in corporate control or result in the entrenchment of management and the board of directors, and the large shareholder has a contractual right to maintain its percentage ownership in our company.

        As of the date of this proxy statement, the Shareholder owned all of the outstanding common stock of Central, and as a result of the Merger, will own 24.5% of our common stock. Accordingly, subject to the terms of the standstill arrangements set forth in the Shareholder Agreement, the Shareholder will likely have the ability to influence the outcome of matters submitted to our shareholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all our assets. In addition, the Shareholder may have the ability to influence our management, affairs and operations. Accordingly, this concentration of ownership may harm the market price of our common stock by delaying, deferring or preventing a change in control or impeding a merger, consolidation, takeover or other business combination. Additionally, Mr. Morrison, the individual who controls the Shareholder, will also be a director of the Company after the consummation of the Merger and will be able to influence the Company's management, affairs and operations in that capacity as well.

        The ownership of a large block of stock by a single shareholder may also reduce our market liquidity. Should the Shareholder determine to sell any of its holdings in the future, sales of substantial amounts of our common stock on the market, or even the possibility of these sales, may adversely affect the market price of our common stock. These sales, or even the possibility of these sales, also may make it more difficult for us to raise capital through the issuance of equity securities at a time and at a price we deem appropriate.

        Moreover, the Shareholder has a contractual right to maintain its percentage ownership in the Company. Specifically, under the terms of the Shareholder Agreement, if the Company were to engage in a new issuance of our securities, the Shareholder has preemptive rights to purchase an amount of our securities that would enable it to maintain its same percentage of ownership in the Company following the new issuance. The Shareholder has these rights until the earlier to occur of November 20, 2017 and the date on which the Shareholder or Mr. Morrison beneficially own less than 10% of the outstanding shares of our common stock. Thus, while other holders of our securities would risk suffering a reduction in percentage ownership in connection with a new issuance of securities by us, the Shareholder and Mr. Morrison would, through this preemptive right, have the opportunity to avoid a reduction in percentage ownership.

 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        All statements other than statements of historical facts included or incorporated by reference in this proxy statement, including, without limitation, statements in this proxy statement regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "should," "could," "would," "plans," "intend," "project," "estimate," "forecast," "may" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law.

        Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following:

  •
  the risks of mergers, including the merger with Central, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions;

  •
  credit quality deterioration or pronounced and sustained reduction in real estate market values could cause an increase in our allowance for credit losses and a reduction in net earnings;

  •
  our management's ability to reduce and effectively manage interest rate risk and the impact of interest rates in general on the volatility of our net interest income;

  •
  changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing;

  •
  fluctuations in the value of our investment securities;

  •
  governmental monetary and fiscal policies;

  •
  legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by our regulators (particularly with respect to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the extensive regulations promulgated and to be promulgated thereunder, as well as the Basel III regulatory capital reforms and issued rules), and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages;

  •
  the ability to attract and retain key executives and employees experienced in banking and financial services;

  •
  the sufficiency of the allowance for loan losses to absorb the amount of actual losses inherent in our existing loan portfolio;

  •
  our ability to adapt successfully to technological changes to compete effectively in the marketplace;

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  credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio;

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  the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, and other financial institutions operating in our markets or elsewhere or providing similar services;

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  the failure of assumptions underlying the establishment of allowances for loan losses and estimation of values of collateral and various financial assets and liabilities;

  •
  volatility of rate-sensitive deposits;

  •
  operational risks, including data processing system failures or fraud;

  •
  asset/liability matching risks and liquidity risks;

  •
  the costs, effects and outcomes of existing or future litigation;

  •
  changes in general economic or industry conditions, nationally or in the communities in which we conduct business;

  •
  changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; and

  •
  other factors and risks described under "Risk Factors" in this proxy statement and in our Annual Report on Form 10-K for the period ended December 31, 2014.

        We qualify all of our forward-looking statements by the foregoing cautionary statements. Because of these risks and other uncertainties, our actual future results, performance or achievement, or industry results, may be materially different from the results indicated by these forward-looking statements. In addition, our past results of operations are not necessarily indicative of our future results.

INFORMATION ABOUT THE COMPANY

        MidWestOne Financial Group, Inc. is a $1.8 billion holding company headquartered in Iowa City, Iowa. The Company provides financial services to individuals, businesses, governmental units and institutional customers in central and east-central Iowa through its wholly owned subsidiaries, MidWestOne Bank and MidWestOne Insurance Services, Inc. As of December 31, 2014, the Bank operated in central and east-central Iowa through 25 full-service banking locations. The Bank is actively engaged in many areas of commercial banking, including: acceptance of demand, savings and time deposits; making commercial, real estate, agricultural and consumer loans; and other banking services tailored for its individual customers. As of December 31, 2014, the Company, on a consolidated basis, had assets of approximately $1.8 billion, deposits of approximately $1.4 billion, and shareholders' equity of approximately $192 million.

        The Company's executive offices are located at 102 South Clinton Street, Iowa City, Iowa 52240, its website is maintained at www.midwestone.com, and its common stock is traded on The NASDAQ Global Select Market under the symbol "MOFG." Additional information about the Company and its business is included in documents incorporated by reference in this proxy statement. See "Where You Can Find More Information."

INFORMATION ABOUT CENTRAL

        Central Bancshares, Inc. is a $1.18 billion holding company headquartered in Golden Valley, Minnesota. Central provides commercial and retail loan and deposit services principally to customers within the Minneapolis-St. Paul metropolitan area of Minnesota, western Wisconsin and southwest Florida through its wholly owned subsidiary, Central Bank. As of February 28, 2015, Central Bank operated in Minnesota through 13 banking locations, in Wisconsin through 7 banking locations and in Florida through 2 banking locations. The southwest area of Florida makes up approximately four percent of Central's consolidated assets. As of December 31, 2014, Central, on a consolidated basis, had assets of approximately $1.18 billion, deposits of approximately $1.06 billion, and shareholders' equity of approximately $80.4 million.

        Central's executive offices are located at 945 Winnetka Avenue North, Suite 145, Golden Valley, Minnesota 55427; its telephone number is (763) 512-5299; and its website is maintained at www.centralbnk.com.

SPECIAL MEETING OF SHAREHOLDERS

Date, Place, Time and Purpose

        Our special meeting of shareholders will be held at the Company's headquarters located at 102 South Clinton Street, Iowa City, Iowa, on April 23, 2015, at 10:00 a.m. (Central Time). At our special meeting, our shareholders will be asked to approve the Merger and issuance of shares of our common stock in connection therewith. Under the Merger Agreement, Central will merge with and into the Company, with the Company surviving the Merger. Each share of Central's common stock outstanding immediately prior to the effective time of the Merger will be converted into the right to receive a pro rata portion of $64.0 million of cash and 2,723,083 shares of our common stock.

        Our shareholders will also be asked to approve any adjournment of the special meeting, if necessary or appropriate, to allow time for further solicitation of proxies in the event there are insufficient votes present at the special meeting, in person or by proxy, to approve the issuance of shares of our common stock.

        Each copy of this proxy statement mailed to our shareholders is accompanied by a proxy card for use at the special meeting.

Record Date, Voting Rights, Required Vote and Revocability of Proxies

        Only holders of our common stock of record at the close of business on February 27, 2015, will be entitled to receive notice of and to vote at the special meeting. As of the record date, there were 8,370,309 shares of our common stock outstanding and entitled to vote, with each such share entitled to one vote. As of February 11, 2015, the directors and executive officers of the Company and their affiliates beneficially owned a total of approximately 7.1% of the outstanding shares of our common stock.

        Our shareholders should complete and return their proxy card accompanying this document or follow the alternative voting instructions described on the proxy card to ensure that their votes are counted at the special meeting, regardless of whether they plan to attend the special meeting. To be sure that your shares are represented at the meeting, please either complete and promptly mail the enclosed proxy card in the envelope provided for this purpose or vote by following the telephone or Internet voting procedures described on the proxy card. If your shares are registered in the name of a bank or brokerage firm, telephone or Internet voting will be available to you only if offered by your bank or broker and such procedures are described on the voting form sent to you.

        The presence at the meeting, in person or by proxy, of at least a majority of the shares of our common stock entitled to vote at the special meeting will constitute a quorum.

        Approval of each of the proposals requires the affirmative vote of a majority of the votes cast on the proposal at the meeting.

        Abstentions will not be counted as votes cast, but will count for purposes of determining whether or not a quorum is present. Accordingly, so long as a quorum is present, abstentions will have no effect on any of the matters presented for a vote at the special meeting. Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast. If you do not instruct your broker, bank or nominee how to vote your shares, your shares will not be included in the number of shares voting on the proposal and will have no effect on whether the proposal is approved.

        Shares of our common stock represented by properly executed proxies received at or prior to the special meeting will be voted at the special meeting in the manner specified by the holders of such shares. Properly executed proxies that do not contain voting instructions will be voted "for" approval of the Merger, "for" approval of the issuance of shares of our common stock in connection with the

Merger and "for" any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

        You may revoke your proxy and change your vote at any time before the polls close at the special meeting by:

  •
  signing another proxy card with a later date and returning that proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, by mail;

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  timely submitting another proxy via the telephone or Internet, if that is the method that you originally used to submit your proxy;

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  sending notice to us that you are revoking your proxy; or

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  voting in person at the meeting.

        All written notices of revocation and other written communications with respect to revocation of proxies should be sent to: MidWestOne Financial Group, Inc., 102 South Clinton St., Iowa City, Iowa 52240, Attention: Corporate Secretary. Your proxy will not be revoked automatically solely by your attending the special meeting. You must submit a proper ballot at the meeting to revoke your prior proxy. If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your nominee to change those voting instructions.

ESOP Participant Voting

        For participants in the ESOP, the proxy card will also serve as a voting instruction card for the trustee of the ESOP with respect to shares held in the participants' accounts. A participant cannot direct the voting of shares allocated to the participant's account in the ESOP unless the proxy card is signed and returned to Broadridge in the return envelope provided. If proxy cards representing shares in the ESOP are not returned, those shares will be voted by the ESOP trustee in proportion to the results of the votes cast on the issue by the participants and beneficiaries.

Solicitation of Proxies

        The Company will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may solicit proxies in person or by telephone. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

        No person is authorized to give any information or to make any representation not contained in this proxy statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company or any other person. The delivery of this proxy statement does not, under any circumstances, create any implication that there has been no change in the business or affairs of the Company or Central since the date of the proxy statement.

Appraisal Rights

        The proposals being voted on at the special meeting do not create a right to dissent or otherwise seek appraisal rights under Iowa law or our articles of incorporation or bylaws.

Recommendation of our Board

        Our board has approved the Merger Agreement and the transactions it contemplates and believes that the proposal to approve the issuance of our common stock in connection with the Merger is in the best interests of the Company and our shareholders. Our board unanimously recommends that our shareholders vote "FOR" the Merger and issuance of shares of our common stock in connection therewith and "FOR" any resolution to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies. See "The Merger—Our Reasons for the Merger and Board Recommendation."

PROPOSAL NO. 1—APPROVAL OF THE MERGER AND ISSUANCE OF COMMON STOCK IN CONNECTION THEREWITH

        The Merger Agreement provides that the consideration to be paid to Central shareholders with respect to the Merger will consist of shares of our common stock and cash. Iowa law requires shareholder approval of any merger in which the surviving company will issue voting shares in excess of 20% of the voting power of the shares outstanding immediately prior to the merger. In addition, our common stock is listed on The NASDAQ Global Select Market. Rule 5635(a) of The NASDAQ Stock Market LLC requires that issuers with securities listed on The NASDAQ Global Select Market, such as the Company, receive shareholder approval of, among other things, the issuance of securities in a transaction exceeding 20% of the number of shares of the issuer's common stock or the voting power outstanding before the transaction. As of February 27, 2015, we had 8,370,309 shares of common stock outstanding, and we intend to issue approximately 2,723,083 shares of our common stock, subject to possible adjustment, as set forth in the Merger Agreement, or approximately 32.5% of our currently outstanding shares of common stock, in the Merger.

        Therefore, we are required to obtain the approval of our shareholders under Iowa law and Rule 5635(a) of The NASDAQ Stock Market LLC, to consummate the Merger and issue the stock portion of the Merger Consideration payable in connection with the Merger. The Merger and issuance of our common stock in connection therewith must be approved by the affirmative vote of a majority of the total votes cast on the proposal at the special meeting.

        Our board of directors has determined that the Merger and issuance of shares of our common stock in connection therewith is in the best interests of the Company and our shareholders. Our board of directors unanimously recommends that our shareholders vote "FOR" the proposal to approve the Merger and issuance of shares of our common stock in connection therewith.

 PROPOSAL NO. 2—ADJOURNMENT OF THE MEETING

        In addition to the proposal relating to the Merger and issuance of shares of our common stock in connection therewith, our shareholders will also be asked to approve any adjournment of the special meeting, if necessary or appropriate, to allow time for further solicitation of proxies in the event there are insufficient votes present at the special meeting, in person or by proxy, to approve the issuance of shares of our common stock. The adjournment proposal must be approved by the affirmative vote of a majority of the total votes cast on the proposal at the special meeting.

        Our board of directors unanimously recommends that our shareholders vote "FOR" the proposal to approve any adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

 OTHER MATTERS

        We are not aware of any business to come before the special meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

 THE MERGER

        The following discussion contains material information pertaining to the Merger and the related transactions. This discussion is subject to and qualified in its entirety by reference to the Merger Agreement and the opinion of our financial advisor attached as appendices to this document. We urge you to read the appendices in their entirety.

General

        The boards of directors of the Company and Central have approved the Merger Agreement. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Central will merge with and into the Company, with the Company surviving the Merger. The separate existence of Central will terminate, and certificates representing shares of Central common stock will represent only the right to receive the Merger Consideration.

        The Merger Agreement provides that the Company and Central each has the right to revise the structure of the Merger so long as such revision does not delay the closing date of the Merger, result in any adverse changes to the economic benefits, costs, tax consequences or form of consideration that Central shareholders receive under the Merger Agreement, or alter the proposed corporate governance structure of any entity.

Merger Consideration

        At the effective time of the Merger, each share of Central common stock issued and outstanding will be converted into the right to receive a pro rata portion of the Merger Consideration, which shall consist of 2,723,083 shares of the Company's common stock plus cash equal to $64.0 million, subject to certain possible adjustments, as described further below. All shares of Central common stock held by Central as treasury stock will be canceled at the effective time of the Merger and will not be converted into the right to receive a portion of the Merger Consideration.

        The Merger Agreement also provides that Central may terminate the Merger Agreement if the price of the Company's common stock decreases below a certain amount. If Central elects to terminate the Merger Agreement pursuant to such provision, the Company will have the option of increasing the cash portion of the Merger Consideration to prevent such a termination.

        Additionally, the Merger Agreement provides that the amount of cash and stock paid as Merger Consideration may be adjusted in order to preserve the tax status of the Merger as a "reorganization" under Section 368(a) of the Code. Pursuant to the terms of the Merger Agreement, if the value of the Company's common stock to be issued as Merger Consideration would be less than forty percent of the aggregate Merger Consideration, then the number of shares of the Company's common stock to be issued as Merger Consideration will be increased, and the amount of cash to be paid as Merger Consideration will be decreased, so that the value of the Company's common stock to be issued as Merger Consideration is equal to forty percent of the aggregate Merger Consideration.

Effective Time of the Merger

        Unless otherwise agreed to by the Company and Central, the Merger will become effective upon the close of business on the day in which articles of merger reflecting the Merger are filed with the Secretary of State of the State of Iowa and the Secretary of State of the State of Minnesota. Unless otherwise agreed to by the Company and Central, the closing of the Merger will occur on the tenth business day of the calendar month following the calendar month in which occurred the last to occur of the receipt of all required regulatory approvals, the expiration of all statutory waiting periods relating to such regulatory approvals and the receipt of the approvals of the shareholders of the Company and Central.

        We anticipate that the Merger will become effective during the second quarter of 2015; however, we cannot assure you that the necessary regulatory approvals required for the Merger will be obtained or that other conditions precedent to the Merger can or will be satisfied. Either party's board of directors may terminate the Merger Agreement if, among other things, the Merger is not completed by June 30, 2015, unless it is not completed because of the failure by the party seeking termination to comply fully with its obligations under the Merger Agreement. See "The Merger Agreement—Conditions to Completion of the Merger" and "The Merger Agreement—Termination."

Background of the Merger

        Central's sole shareholder, board of directors and senior management have regularly reviewed and evaluated Central's business, strategic direction, performance, prospects and strategic alternatives. In the first part of 2014, Central's board and senior management began more in-depth discussions among themselves regarding Central's strategic alternatives, including possibly partnering with another financial institution. They discussed the advantages and disadvantages of remaining an independent operating concern, the historical performance and strategic direction of Central and the ability to grow as an independent organization. They also discussed the range of possible valuations and potential transaction partners. As part of this discussion, they considered the anticipated general increases in regulatory costs and capital requirements throughout the industry and their effect on Central, the continuing low interest rate environment, succession planning for directors and senior management, as well as trends in mergers and acquisitions in the financial services sector.

        The Company's board has also regularly and actively considered the Company's business and strategic direction while focusing on the Company's asset quality, capital position and the communities that it serves. As the economy in its market area stabilized and showed indications of sustained recovery, they continued to emphasize the Company's asset quality and they also began to explore ways to take advantage of the different opportunities to grow, both organically and through strategic transactions. In this regard, the Company's executive management has regularly met from time to time with financial advisors, including representatives from Sandler O'Neill, to discuss various trends in the industry, the merger and acquisition market and particular financial institutions that could be strategic partners. The executive management team regularly reported this information to the full board of directors to keep the directors properly knowledgeable and informed on the Company's strategic alternatives.

        In early March, 2014, during conversations with representatives from Sandler O'Neill, the Company's management team became aware that Central may be interested in pursuing initial discussions with the Company regarding a possible affiliation. At the Company's request and based upon publicly-available information, Sandler O'Neill prepared a preliminary financial analysis of how a possible transaction between the two organizations could be structured. Following a review of this analysis, the Company's management team instructed Sandler O'Neill to arrange a meeting between Mr. Funk, the Company's Chief Executive Officer, and Mr. Morrison, Central's Chairman of the Board and beneficial owner of all of Central's common stock.

        During the spring and into the summer of 2014, the Company's management team continued to evaluate possible transactions with other financial institutions. In July, 2014, the Company's management team again spoke to Mr. Morrison and reviewed additional financial analysis prepared by Sandler O'Neill. For the next several weeks, members of the Company's management had several conversations with Central's management team regarding a possible affiliation, with a focus on one another's respective market areas as well as the corporate and social culture of each of the organizations. Representatives of Sandler O'Neill facilitated many of these discussion, which were informal, preliminary in nature and generally intended to gauge each party's interest for possible future discussions, and the parties did not focus on possible pricing or specific financial terms of any transaction.

        Following these meetings, the parties agreed to continue to communicate with one another and to update their respective boards of directors regarding the discussions to determine if there was mutual interest to pursue more formal discussions regarding a possible strategic transaction between the Company and Central. The parties also had discussions regarding the form of consideration and possible pricing for a transaction. On August 18, Mr. Morrison met with the Company's board to continue discussions regarding corporate governance, social and cultural matters to help determine whether a combination was possible.

        On August 19, 2014, the executive teams for both entities met, with representatives of Sandler O'Neill, and, based upon their preliminary due diligence, agreed to some preliminary, non-binding terms for a possible transaction. The parties determined that they would not use a non-binding letter of intent to further the terms of a transaction, but instead would preliminarily agree on the primary financial terms for a transaction; continue conducting due diligence on one another; and negotiate the remaining terms through presentation materials prepared by Sandler O'Neill as well as through drafts of a definitive agreement.

        Following that meeting, the Company's board met with representatives from Sandler O'Neill and Barack Ferrazzano Kirschbaum & Nagelberg LLP ("Barack Ferrazzano") and discussed corporate governance matters, the possible advantages of combining with Central and the ability for the companies to successfully complete a transaction. The board also discussed the likely financial terms of a transaction with Central, including the issuance of shares of the Company common stock, and the financial impact of such a transaction, including the dilution of the current Company shareholders. As a result of that discussion, the board authorized management to continue its discussions with Central regarding a possible transaction and to move forward with more complete due diligence on Central.

        In early September, the parties entered into a formal non-disclosure agreement and both companies focused on conducting in-depth due diligence on each other's organization and operations. The management teams continued discussions regarding corporate governance matters; possible corporate structures of a transaction; and the treatment of Central's existing subordinated debt and trust preferred securities, including during a meeting between the management teams held in Iowa City on September 14. Representatives of Barack Ferrazzano prepared the initial draft of the Merger Agreement and Shareholder Agreement and, after multiple discussions with the Company's management team, delivered the initial draft of the Merger Agreement and the Shareholder Agreement to Fredrikson & Byron, P.A., Central's legal counsel ("Fredrikson"), in mid-September, 2014. Over the next several weeks, the parties focused their discussions on the terms of the proposed Shareholder Agreement, particularly the provisions of the voting agreement, the standstill arrangement, the length of time the agreement is effective following the proposed transaction and the shareholder's ability to appoint representatives to the Company's board of directors.

        Following their preliminary agreement to the principal terms of the proposed Shareholder Agreement in early October, the parties continued their due diligence review of one another. The Company retained a third party to conduct a more detailed review of Central's loans subject to loss share agreements with the FDIC, as well as the loan portfolio associated with Central's Florida operations. At the Company's board of directors meeting held in mid-October, the management team reported on its due diligence review of Central as well as the status of the Shareholder Agreement. Representatives of Barack Ferrazzano and Sandler O'Neill also provided the board with presentations regarding legal and financial matters, respectively.

        Fredrikson provided the Company with its comments to the proposed Merger Agreement in late October and the parties had numerous discussions to negotiate the terms of the Merger Agreement, including the representations, covenants and closing conditions contained in the agreement. The pricing terms remained consistent with the terms included in the original draft of the agreement. Additionally, the Company provided drafts of the employment-related agreements to Central and the executives being asked to enter into an agreement. Through late October and early November, the parties' management teams continued discussions regarding the Merger Agreement and the employment-related agreements. Following several discussions, the parties agreed to move toward announcing a transaction during the week of November 17th. At this time, the Company formalized its agreement with Sandler O'Neill, which had been advising the Company throughout the negotiations.

        The parties continued negotiations on the covenants and closing conditions contained in the Merger Agreement, the terms and structure of the employment-related agreements as well as the final provisions contained in the Shareholder Agreement. On November 14, 2014, Mr. Funk met with Central's management team in Minnesota, and the parties reached an agreement on the primary open items on the Merger Agreement and agreed to have their respective boards consider the agreements for approval the following week.

        On November 17, 2014, the Company's board held a meeting to discuss the proposed transaction and to review the Merger Agreement and the Shareholder Agreement. Representatives of Barack Ferrazzano reviewed in detail the terms of the agreements and also discussed a possible timetable for the transaction based on final approval of the agreement during November, as well as other legal issues including the board's fiduciary duties to the Company's shareholders. Representatives of Sandler O'Neill also reviewed with the board its analysis of the financial terms contained in the Merger Agreement. The board also discussed the advantages and rationales for proceeding with the transaction and determined that it was still in the best interests of the Company's shareholders to proceed with the transaction on the terms provided in the Merger Agreement. It was determined at the conclusion of the meeting that the management team and the Company's advisors would continue discussions with Central to finalize the Merger Agreement, Shareholder Agreement and the employment-related agreements. The board agreed to hold a meeting on November 20, 2014 to discuss the results of the further discussions and to consider the Merger Agreement and the Shareholder Agreement for formal approval at that time.

        Over the next several days, the parties and their advisors continued negotiating the final terms of the agreements and, on November 20, 2014, the Company's board reviewed the final terms of the Merger Agreement and the changes that were made following the meeting held on November 18, 2014. Representatives of Barack Ferrazzano gave a presentation regarding the final terms of the agreement presented, and Sandler O'Neill presented its formal fairness opinion and supporting analysis based on the terms provided for in the Merger Agreement. Based on this and the board's previous discussions, the Company's board approved the Merger Agreement and the Shareholder Agreement, and the transactions contemplated by each. On that date, the Central board also discussed the final Merger Agreement and the Central board of directors approved the Merger Agreement and the transactions contemplated in the agreement.

        On November 20, 2014, each of the Merger Agreement and Shareholder Agreement was executed by the parties. The Company and Central issued a joint press release on November 21, 2014 announcing the execution of the Merger Agreement.

Our Reasons for the Merger and Board Recommendation

        Our board of directors believes that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and issuance of shares of our common stock, are fair to, and in the best interests of, the Company and its shareholders. Accordingly, our board unanimously recommends that our shareholders vote "FOR" the approval of the Merger and issuance of the shares of our common stock in connection therewith.

        The Company's board has concluded that the proposed Merger offers shareholders an extremely attractive opportunity to achieve the board's strategic business objectives. These objectives include increasing shareholder value, expanding the business into new markets, more effectively leveraging its capital, achieving a more attractive cost structure and growing the size of the business.

        In deciding to approve the Merger Agreement and the transactions it contemplates, the Company's board consulted with management, as well as its legal counsel and financial advisors, and considered numerous factors, including the following:

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  the fact that the Merger would provide the Company entry into the attractive, large metropolitan markets of Minneapolis and St. Paul, Minnesota through the acquisition of one of a limited number of sizable, strong banking franchises;

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  the low-risk balance sheet of Central, including loss share coverage on a portion of Central's loan portfolio, and attractive legacy credit metrics;

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  the potential for significant pro forma earnings acceleration for the Company through organic loan and deposit growth capacity, low cost funding (compared to funding available in the Company's Iowa markets), and identified and achievable cost savings;

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  the well-respected and local management team at Central;

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  the franchise value enhancement that the Merger offers, enhancing a publicly-traded, high performing community bank with approximately $3 billion in assets operating in two complementary geographies, the stable and attractive Iowa markets and the attractive growth markets of Minneapolis and St. Paul, Minnesota;

  •
  information with respect to the businesses, earnings, operations, financial condition, prospects, capital levels and asset quality of the Company and Central, both individually and as a combined company; in particular, the Company's board focused on the strategic fit of the business lines and the operating philosophies of the two institutions;

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  the consistency of the Merger with the Company's long-term strategic vision to seek profitable future expansion in surrounding states, providing the foundation for expansion of its geographic footprint, leading to continued growth in overall shareholder value;

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  the complementary nature of the businesses of the Company and Central, the absence of overlap in the market areas served by each and the anticipated improved stability of the Company's business and earnings in varying economic and market climates relative to the Company on a stand-alone basis;

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  the opportunity to build greater brand recognition and awareness over a larger geographic area;

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  the governance arrangements with respect to the Company post-Merger, including representation on the Company's board of directors from both companies and shared management responsibilities;

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  the belief of the Company's senior management and board of directors that the two companies share a common vision with respect to delivering financial performance and shareholder value;

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  the advantages of a combination with an institution such as Central that already has an established market share in the Minnesota, Wisconsin and southwest Florida markets and has offices in attractive locations in such states that presently are not served by the Company;

  •
  the fact that the market capitalization of the combined institution, as compared with the Company's market capitalization as a stand-alone entity, is expected to provide the Company with increased access to capital markets to finance the Company's capital requirements, and in addition would provide for enhanced market visibility;

  •
  the fact that the higher market capitalization of the Company is expected to enhance the attractiveness of the Company's stock going forward, which would make the stock more attractive as consideration to be used in future acquisition opportunities that may generate increased shareholder value;

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  the current and prospective economic and competitive environments facing the Company and other financial institutions, characterized by intensifying competition from both banks and non-bank financial service organizations, and the growing costs associated with regulatory compliance in the industry;

  •
  the belief that, while no assurances could be given, the business and financial advantages contemplated in connection with the Merger were likely to be achieved within a reasonable time frame;

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  the opinion of Sandler O'Neill that, as of November 20, 2014, the Merger Consideration was fair from a financial point of view to the Company; and

  •
  the likelihood that the Merger will be approved by the relevant bank regulatory authorities in a timely manner.

        In addition, the Company's board considered the following negative factors that potentially created risks if the board approves the Merger:

  •
  the possibility that the Merger and related integration process could result in the loss of key employees, the disruption of the Company's business and the loss of customers;

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  the possibility that the anticipated benefits of the Merger may not be realized, including the expected cost savings, due to the potential Merger-related restructuring charges, among other expenses;

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  the potential risk of diverting management focus and resources from operational matters while working to implement the Merger;

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  the possibility that the governance arrangements of the combined company would lead to a loss of directors whose service to the Company has been effective and valuable;

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  the influence and effect that a large shareholder would have on the management and operations of the Company; and

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  the risks of the type and nature described under the caption "Risk Factors," in this proxy statement.

        The Company's board ultimately concluded, however, that the anticipated benefits of combining with Central were likely to substantially outweigh the preceding risks. Thus, in the view of the Company's board, the balance of factors weighed in favor of approving the Merger and recommending that shareholders approve the issuance of shares of our common stock in connection therewith.

        The above discussion of the information and factors considered by the Company's board is not intended to be exhaustive, but includes the material factors the board considered. In arriving at its determination to approve the Merger Agreement and the transactions it contemplated, and to recommend that our shareholders vote to approve the issuance of our common stock in connection with the Merger, the Company's board did not assign any relative or specific weights to the above factors, and individual directors may have given differing weights to different factors. The Company's board unanimously recommends that its shareholders vote to approve the issuance of our common stock in connection with the Merger.

Fairness Opinion of Sandler O'Neill & Partners, L.P., the Company's Financial Advisor

        By letter dated November 11, 2014, the Company retained Sandler O'Neill to act as its financial advisor in connection with its acquisition of Central, whereby Central will merge with and into the Company. Sandler O'Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O'Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

        Sandler O'Neill acted as financial advisor to the Company in connection with the proposed transaction and participated in certain of the negotiations leading to the execution of the Merger Agreement between the Company and Central. At the November 20, 2014 meeting at which the Company's board considered and approved the Merger Agreement, Sandler O'Neill delivered to the board its oral opinion, that, as of such date, the Merger Consideration was fair to the Company from a financial point of view. The full text of Sandler O'Neill's opinion is annexed hereto as Appendix B. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O'Neill in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the opinion. the Company's shareholders are urged to read the entire opinion carefully in connection with their consideration of the proposed Merger.

        Sandler O'Neill's opinion speaks only as of the date of the opinion. The opinion was directed to the Company's board and is directed only to the fairness of the Merger Consideration to the Company from a financial point of view. It does not address the underlying business decision of the Company to engage in the Merger or any other aspect of the Merger and is not a recommendation to any of the Company's shareholders as to how such shareholder should vote at the special meeting with respect to the Merger or any other matter.

        In connection with rendering its November 20, 2014 opinion, Sandler O'Neill reviewed and considered, among other things:

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  the Merger Agreement;

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  certain publicly available financial statements and other historical financial information of the Company that Sandler O'Neill deemed relevant;

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  certain publicly available financial statements and other historical financial information of Central that Sandler O'Neill deemed relevant;

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  median publicly available analyst earnings estimates for the Company for the years ending December 31, 2014 and December 31, 2015 and an estimated long-term earnings per share growth rate for the years thereafter as provided by senior management of the Company;

  •
  internal financial projections for Central for the years ending December 31, 2014 through December 31, 2018 as provided by senior management of Central and confirmed by senior management of the Company;

  •
  the pro forma financial impact of the Merger on the Company based on assumptions relating to transaction expenses, purchase accounting adjustments, cost savings and other synergies as determined by the senior management of the Company;

  •
  a comparison of certain financial and other information for the Company and Central with similar publicly available information for certain other commercial banks, the securities of which are publicly traded;

  •
  the terms and structures of other recent mergers and acquisition transactions in the commercial banking sector;

  •
  the current market environment generally and in the commercial banking sector in particular; and

  •
  such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O'Neill considered relevant.

        Sandler O'Neill also discussed with certain members of senior management of the Company the business, financial condition, results of operations and prospects of the Company and held similar discussions with the senior management of Central regarding the business, financial condition, results of operations and prospects of Central.

        In performing its review, Sandler O'Neill has relied upon the accuracy and completeness of all of the financial and other information that was available to it from public sources, that was provided to Sandler O'Neill by the Company and Central or that was otherwise reviewed by Sandler O'Neill and Sandler O'Neill assumed such accuracy and completeness for purposes of preparing its opinion. Sandler O'Neill relied on, without independent verification or investigation, the assessments of the management of the Company as to the Company's existing and future relationships with key employees and partners, clients, products and services and Sandler O'Neill assumed, with the Company's consent, that there will be no developments with respect to any such matters that would affect Sandler O'Neill's analyses or opinion. Sandler O'Neill has further relied on the assurances of the senior management of the Company and Central that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading in any material respect. Sandler O'Neill did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of the Company or Central or any of their respective subsidiaries. Sandler O'Neill did not make an independent evaluation of the adequacy of the allowance for loan losses of the Company, Central or the combined entity after the Merger and Sandler O'Neill has not reviewed any individual credit files relating to the Company or Central. Sandler O'Neill has assumed, with the Company's consent, that the respective allowances for loan losses for both the Company and Central are adequate to cover such losses and will be adequate on a pro forma basis for the combined entity.

        In preparing its analyses, Sandler O'Neill used publicly available median earnings estimates and an estimated long-term growth rate for the Company. With respect to Central, Sandler O'Neill used internal financial projections as provided by the senior management of Central and confirmed by the senior management of the Company. Sandler O'Neill also received and used in its analyses certain projections of transaction costs, purchase accounting adjustments, expected cost savings and other synergies which were prepared by and/or reviewed with the senior management of the Company. With respect to these projections, the respective senior managements of the Company and Central confirmed to Sandler O'Neill that those projections reflected the estimates and judgments of those respective managements of the future financial performance of the Company and Central, respectively, and Sandler O'Neill has assumed that such performance would be achieved and further have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. Sandler O'Neill expresses no opinion as to such estimates or the assumptions on which they are based. Sandler O'Neill has assumed that there has been no material change in the respective assets, financial condition, results of operations, business or prospects of the Company and Central since the date of the most recent financial data available to it. Sandler O'Neill has also assumed in all respects material to our analysis that the Company and Central would remain as a going concern for all periods relevant to its analyses and that the Merger will be consummated as a tax-free reorganization under Section 368 of the Internal Revenue Code. Sandler O'Neill expresses no opinion as to any of the legal, accounting and tax matters relating to the Merger and any other transactions contemplated in connection therewith.

        Sandler O'Neill has also assumed, with the Company's consent, that (i) each of the parties to the Agreement will comply in all material respects with all material terms of the Agreement and all related agreements, that all of the representations and warranties contained in such agreements are true and correct in all material respects, that each of the parties to such agreements will perform in all material respects all of the covenants required to be performed by such party under the agreements and that the conditions precedent in such agreements are not waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the Merger and (iii) the Merger and any related transaction will be consummated in accordance with the terms of the Agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements.

        Sandler O'Neill's opinion is necessarily based on financial, economic, regulatory, market and other conditions as in effect on, and the information made available to it as of, the date hereof. Events occurring after the date hereof could materially affect our views. Sandler O'Neill has not undertaken to update, revise, reaffirm or withdraw this letter or otherwise comment upon events occurring after the date hereof. Sandler O'Neill renders no opinion as to the trading values of the Company's common shares at any time.

        Sandler O'Neill has acted as financial advisor to the board of directors of the Company in connection with the Merger and a portion of its fees are contingent upon the closing of the Merger. Sandler O'Neill also will receive a fee for providing this opinion. The Company has also agreed to indemnify Sandler O'Neill against certain liabilities arising out of its engagement. In the ordinary course of its business as a broker-dealer, Sandler O'Neill may purchase securities from and sell securities to the Company and Central and their affiliates. Sandler O'Neill may also actively trade the securities of the Company and Central or their affiliates for our own account and for the accounts of its customers.

        Sandler O'Neill's opinion is directed to the board of directors of the Company in connection with its consideration of the Merger. Its opinion is directed only to the fairness, from a financial point of view, of the Merger Consideration to the Company and does not address the underlying business decision of the Company to engage in the Merger, the form or structure of the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. Sandler O'Neill's opinion shall not be reproduced or used for any other purposes, without Sandler O'Neill's prior written consent, which consent will not be unreasonably withheld. Sandler O'Neill's opinion has been approved by Sandler O'Neill's fairness opinion committee. Sandler O'Neill does not express any opinion as to the fairness of the amount or nature of the compensation to be received in the Merger by the Company's officers, directors, or employees, or class of such persons, relative to the compensation to be received in the Merger by any other shareholders of the Company.

        In rendering its November 20, 2014 opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O'Neill, but is not a complete description of all the analyses underlying Sandler O'Neill's opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. In arriving at its opinion, Sandler O'Neill did not attribute any particular weight to any analysis or factor that it considered. Rather, Sandler O'Neill made qualitative judgments as to the significance and relevance of each analysis and factor. Sandler O'Neill did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinion; rather Sandler O'Neill made its determination as to the fairness of the Merger Consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O'Neill's comparative analyses described below is identical to Central and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of the Company, Central and the companies to which they are being compared.

        In performing its analyses, Sandler O'Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of the Company and Sandler O'Neill. The analysis performed by Sandler O'Neill is not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Sandler O'Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Company at the board's November 20, 2014 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. The analysis and opinion of Sandler O'Neill was among a number of factors taken into consideration by the Company's board of directors in making its determination to approve the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger) and the analyses described below should not be viewed as determinative of the decision of the Company's board or management with respect to the fairness of the Merger.

  Summary of Proposal.

        Sandler O'Neill reviewed the financial terms of the proposed transaction. Pursuant to the terms of the transaction, upon the effective date of the Merger, each share of Central common issued and outstanding immediately prior to the Effective Time, shall become and automatically be converted into the right to receive a pro rata portion of 2,723,083 shares of the Company's common stock and $64 million in cash. Using the Company's closing stock price of $26.10 as of November 19, 2014, Sandler O'Neill arrived at an aggregate transaction value of $135.1 million. Based upon financial information for Central as of or for the quarter ending September 30, 2014, Sandler O'Neill calculated the following transaction ratios, on both a GAAP, generally accepted accounting principles in the United States, and adjusted basis:

Transaction Multiples (GAAP Basis)

Transaction Value / Book Value	172%
Transaction Value / Tangible Book Value	174%
Price / Last Twelve Months Tax Effected Earnings(1)	15.5x
Price / 2014 Estimated Tax Effected Earnings(1)(2)	15.0x
Tangible Book Premium / Core Deposits(3)	6.1%

(1)
Assumes a tax rate of 40.0% to account for S-corporation status

(2)
Based on management projections as of September 30, 2014

(3)
Core deposits are defined as total deposits less time deposits > $100,000

Transaction Multiples (Adjusted Basis)

Transaction Value / Adjusted Book Value(1)(2)(3)	159%
Transaction Value / Adjusted Tangible Book Value(1)(2)(3)	161%
Price / Last Twelve Months Tax Effected Earnings(4)	15.5x
Price / 2014 Estimated Tax Effected Earnings(4)(5)	15.0x
Tangible Book Premium / Core Deposits(6)	5.4%

(1)
As of September 30, 2014, Central had recorded on its balance sheet $19.6 million of discounts on loans acquired and $0.5 million of discounts on acquired OREO, all of which came through past FDIC assisted acquisitions

(2)
$11.2 million of planned cash distributions from Central to sole shareholder Mr. Morrison including amounts in excess of 40% of pre-tax earnings from September 30, 2014 through transaction close

(3)
$2.5 million FDIC receivable write-down on Central's balance sheet which resulted from its FDIC assisted acquisitions and loss share agreements

(4)
Assumes a tax rate of 40.0% to account for S-corporation status

(5)
Based on management projections as of September 30, 2014

(6)
Core deposits defined as total deposits less time deposits > $100,000

  Comparable Company Analysis.

        Sandler O'Neill used publicly available information to perform a comparison of selected financial and market trading information for Central.

        Sandler O'Neill also used publicly available information to compare selected financial and market trading information for Central and a specific group of financial institutions selected by Sandler O'Neill. The Central peer group consisted of the following selected financial institutions:

Peer Group(1):

First Mid-Illinois Bancshares	First Citizens Banc Corp
West Bancorp Inc.	Farmers National Banc Corp.
First Business Finl. Svcs. Inc	LCNB Corp.
MutualFirst Financial Inc.	Baylake Corp.
Ames National Corp.	Community Bank Shares of IN
Southern Missouri Bancorp Inc.	Landmark Bancorp Inc.
LNB Bancorp Inc.	Ohio Valley Banc Corp.

(1)
Public, major-exchange traded banks headquartered in the Midwest with total assets of $750 million to $2.0 billion, NPAs / Assets less than 3.0%; Last Twelve Months Return on Average Assets greater than 0.50%

        The analysis compared publicly available financial information for Central and the median financial and market trading data for the Central peer group as of and for the last twelve months ended September 30, 2014. The table below sets forth the data for Central and the median data for the

Central peer group as of and for the twelve months ended September 30, 2014, with pricing data as of November 19, 2014.

	Comparable Group Analysis
	Central Bancshares, Inc.	Comparable Group(1) Median Result
Total Assets (in millions)	$1,172	$1,212
Gross Loans/Deposits	82.8%	85.6%
Tangible Common Equity/Tangible Assets	6.6%	8.3%
Tier I Leverage Ratio	7.8%	10.3%
Total Risk Based Capital Ratio	13.1%	14.9%
LTM Return on Average Assets(2)	0.7%	0.9%
LTM Return on Average Equity(2)	10.8%	9.7%
LTM Net Interest Margin	4.5%	3.6%
LTM Efficiency Ratio	74.4%	65.4%
Loan Loss Reserve/Gross Loans	1.7%	1.3%
Nonperforming Assets/Total Assets	1.8%	1.3%
Price/Tangible Book Value	—	143.2%
Price/LTM Earnings Per Share	—	13.4x
Market Capitalization (in millions)	—	$138

(1)
Public, major-exchange traded banks headquartered in the Midwest with total assets of $750 million to $2.0 billion, NPAs / Assets less than 3.0%; LTM ROAA greater than 0.50%

(2)
LTM Return on Average Assets and Return on Average Equity for Central Bancshares, Inc. (only) assumes a tax rate of 40.0% to account for S-corporation status

  Net Present Value Analysis.

        Sandler O'Neill performed an analysis that estimated the present value per share of Central common stock through December 31, 2018. Sandler O'Neill based the analysis on internal financial projections for Central for the years ending December 31, 2014 through December 31, 2018 as provided by the senior management of Central and confirmed by the senior management of the Company.

        To approximate the terminal value of Central common stock at December 31, 2018, Sandler O'Neill applied price to earnings multiples of 12.0x to 17.0x and multiples of tangible book value ranging from 110% to 185%. The income streams and terminal values were then discounted to present values using different discount rates ranging from 10.0% to 16.0%, which were selected to reflect varying assumptions regarding potential desired rates of return of holders of Central common stock.

		Earnings Multiples (Value shown is aggregate valuation)
Discount Rate
	12.0x	13.0x	14.0x	15.0x	16.0x	17.0x
10%	$128,024	$136,480	$144,937	$153,394	$161,850	$170,307
11%	$123,690	$131,828	$139,965	$148,103	$156,240	$164,378
12%	$119,551	$127,384	$135,217	$143,050	$150,883	$158,716
13%	$115,594	$123,137	$130,680	$138,223	$145,765	$153,308
14%	$111,812	$119,077	$126,343	$133,608	$140,874	$148,139
15%	$108,193	$115,194	$122,195	$129,196	$136,197	$143,197
16%	$104,731	$111,479	$118,227	$124,975	$131,722	$138,470

		Tangible Book Value Multiples (Value shown is aggregate valuation)
Discount Rate
	110%	125%	140%	155%	170%	185%
10%	$94,102	$103,314	$112,527	$121,739	$130,951	$140,163
11%	$91,048	$99,913	$108,778	$117,642	$126,507	$135,372
12%	$88,129	$96,663	$105,196	$113,729	$122,262	$130,795
13%	$85,338	$93,555	$101,772	$109,988	$118,205	$126,422
14%	$82,667	$90,582	$98,497	$106,412	$114,327	$122,241
15%	$80,111	$87,737	$95,364	$102,990	$110,617	$118,243
16%	$77,663	$85,014	$92,365	$99,716	$107,067	$114,418

        Sandler O'Neill also considered and discussed with the Company's board of directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O'Neill performed a similar analysis assuming Central's net income varied from 25.0% above projections to 25.0% below projections. This analysis resulted in the following reference ranges of aggregate values for Central common stock using a discount rate of 12.87%.

		Earnings Multiples (Value shown is aggregate valuation)
Earnings Projection Change from Base Case
	12.0x	13.0x	14.0x	15.0x	16.0x	17.0x
(25.0)%	$93,359	$99,044	$104,729	$110,414	$116,099	$121,783
(20.0)%	$97,907	$103,971	$110,035	$116,099	$122,162	$128,226
(15.0)%	$102,455	$108,898	$115,341	$121,783	$128,226	$134,669
(10.0)%	$107,033	$113,825	$120,646	$127,468	$134,290	$141,112
(5.0)%	$111,551	$118,752	$125,952	$133,153	$140,354	$147,555
0.0%	$116,099	$123,678	$131,258	$138,838	$146,418	$153,997
5.0%	$120,646	$128,605	$136,564	$144,523	$152,481	$160,440
10.0%	$125,194	$133,532	$141,870	$150,207	$158,545	$166,883
15.0%	$129,742	$138,459	$147,176	$155,892	$164,609	$173,326
20.0%	$134,290	$143,386	$152,481	$161,577	$170,673	$179,769
25.0%	$138,838	$148,313	$157,787	$167,262	$176,737	$186,211

  Analysis of Selected Merger Transactions.

        Sandler O'Neill reviewed the terms of merger transactions announced from January 1, 2013 through November 19, 2014 involving United States-based banks nationwide, and those in which the target was headquartered in the Midwest in which the target's assets were greater than $500 million and less than $2.0 billion, with target nonperforming assets to assets less than 3.0%, and target tangible common equity to tangible assets between 5.0% and 12.0%. Sandler O'Neill deemed these transactions to be reflective of the proposed Company and Central combination. Sandler O'Neill reviewed the following ratios and multiples: transaction price to book value per share, transaction price to tangible book value per share, transaction price to last twelve months earnings, and core deposit premium. As illustrated in the following table, Sandler O'Neill compared the proposed merger multiples (on both a GAAP and adjusted basis) to the median multiples of the comparable transactions.

Comparable Transaction Multiples

	MidWestOne / Central Bancshares, Inc.	Comparable Midwest Transactions(1)	Comparable Nationwide Transactions(2)
Transaction Value / Book Value	172%	143%	174%
Transaction Value / Tangible Book Value	174%	160%	174%
Transaction Value / LTM Earnings(3)	15.5x	16.6x	17.0x
Core Deposit Premium(4)	6.1%	6.7%	10.0%
Transaction Value / Adjusted Book Value(5)(6)(7)	159%	143%	174%
Transaction Value / Adjusted Tangible Book Value(5)(6)(7)	161%	160%	174%
Transaction Value / LTM Earnings(3)	15.5x	16.6x	17.0x
Core Deposit Premium(4)	5.4%	6.7%	10.0%

(1)
Median for selected Midwest Bank & Thrift Transactions Since January 1, 2013 with Target Total Assets $500 Million - $2.0 Billion; Target TCE/TA 5.0% - 12.0%

(2)
Median for selected Nationwide Bank & Thrift Transactions Since January 1, 2013 with Target Total Assets $500 Million - $2.0 Billion; Target NPAs / Assets < 3.0%; Target LTM ROAA > 0.50%; Target TCE/TA of 5.0% - 12.0%

(3)
Assumes a tax rate of 40.0% to account for S-corporation status

(4)
Core deposits defined as total deposits less time deposits > $100,000

(5)
As of September 30, 2014, Central had recorded on its balance sheet $19.6 million of discounts on loans acquired and $0.5 million of discounts on acquired OREO, all of which came through past FDIC assisted acquisitions

(6)
$11.2 million of planned cash distributions from Central to sole shareholder Mr. Morrison including amounts in excess of 40% of pre-tax earnings from September 30, 2014 through transaction close

(7)
$2.5 million FDIC receivable write-down on Central's balance sheet which resulted from its FDIC assisted acquisitions and loss share agreements

  Sandler O'Neill's Compensation.

        Sandler O'Neill has acted as financial advisor to the Company's board of directors in connection with the merger. The Company has agreed to pay Sandler O'Neill a transaction fee equal to 1.175% of aggregate purchase price, $250,000 of which became due and payable in immediately available funds upon the signing of a definitive agreement to effect the Merger, with the remainder due and payable in immediately available funds on the day of closing of the Merger. Sandler O'Neill received a fee of $250,000 for rendering its fairness opinion to the Company's board of directors which was payable upon issuance of the opinion and will be credited against the transaction fee due at the completion of the Merger. The Company has also agreed to reimburse Sandler O'Neill for its reasonable out-of-pocket expenses and to indemnify Sandler O'Neill against certain liabilities arising out of its engagement. Sandler O'Neill's fairness opinion was approved by Sandler O'Neill's fairness opinion committee. In the past, Sandler O'Neill has performed certain investment banking services for Central and received fees totaling $246,000.

Regulatory Approvals

        It is a condition to the completion of the Merger that the parties receive all necessary regulatory approvals with respect to the Merger. Neither the Company nor Central is aware of any material governmental approvals or actions that are required to complete the Merger, except as described below. If any other approval or action is required, the parties will also seek this approval or action. However, we cannot assure you that these approvals or actions will be obtained.

        The Merger of Central with and into the Company is subject to the prior approval of the Federal Reserve and the Minnesota Department of Commerce. On December 19, 2014, the Company filed an application with the Federal Reserve and the Minnesota Department of Commerce for prior approval of the Merger and has since been working with the regulators to obtain the necessary approvals. Neither the Company nor Central know of any reason why the Federal Reserve and the Minnesota Department of Commerce would not approve the Merger.

        There can be no assurances that any other requisite regulatory approvals or waivers that may be required will be received in a timely manner, in which event the consummation of the Merger may be delayed. If the Merger is not completed on or before June 30, 2015, either the Company or Central may terminate the Merger Agreement (see "The Merger Agreement—Termination").

Management and Operations after the Merger

        We specifically negotiated and named in the Merger Agreement those individuals who will serve as the Company's executive officers following the Merger. We also negotiated in the Merger Agreement that the board of directors of the Company following the Merger will initially consist of eight directors appointed by the Company and four directors appointed by Central.

  Directors of the Company following the Merger

        We expect that the following persons will serve as the directors of the Company after the Merger:

Directors of the Company Following the Merger

Company Designees	Director Class
Charles N. Funk	Class I
William N. Ruud	Class I
Richard R. Donohue	Class II
Stephen L. West	Class II
Robert J. Latham	Class III
Tracy S. McCormick	Class III
Kevin W. Monson	Class III
Richard J. Schwab	Class III
John M. Morrison	Class I
Michael A. Hatch	Class I
Ruth E. Stanoch	Class II
Kurt R. Weise	Class II
Larry D. Albert	Class III

        Biographical information concerning the proposed directors of the Company following the Merger is provided below:

        Charles N. Funk.    Mr. Funk, age 60, is currently the President and Chief Executive Officer of the Company and the Bank, and will serve as the President and Chief Executive Officer of the Company and the Bank following the Merger. He joined the Bank in these same roles in November 2000. Prior to that, he held positions as President and Central Region Manager and Chief Investment Officer for Brenton Bank, Des Moines. Mr. Funk currently serves on the faculty of the Colorado Graduate School of Banking in Boulder, Colorado, and the Iowa School of Banking. Previously, he taught for the Stonier Graduate School of Banking at Georgetown University. He also serves on the board of directors of Iowa SourceMedia Group and of the American Bankers Association, and was the Chairman of the Iowa Bankers Association in 2010-2011. Mr. Funk graduated with a B.A. from William Jewell College.

        William N. Ruud.    Dr. Ruud, age 62, is the president of the University of Northern Iowa, located in Cedar Falls, Iowa. Dr. Ruud became a director of the Company in September 2013. Dr. Ruud previously served on the board of directors of First Interstate Bank Corporation, Southern Idaho (now Wells Fargo) from 1994-1997.

        John M. Morrison.    Mr. Morrison, age 77, has served as the Chairman of Central Bancshares, Inc. since 1988, and as a director of Central Bank since 1988. Mr. Morrison also serves as the Chairman of the University of St. Thomas. Among his prior experience, Mr. Morrison has also served as a director of three publicly traded companies. Mr. Morrison received his Bachelor's degree from the University of Minnesota and attended law school at LaSalle University. He received an honorary Dr. of Law degree from the University of St. Thomas. Among other attributes, skills and qualifications, we believe that Mr. Morrison's service as a board member of public and private companies enable him to bring valuable insight and knowledge to the Company's board.

        Michael A. Hatch.    Mr. Hatch, age 66, has been employed as a trial and litigation attorney with Blackwell Burke P.A. since 2007. Among his prior experience, Mr. Hatch served as Minnesota's Attorney General from 1999-2007, and he has served on the boards of a number of insurance companies. He earned his Bachelor's degree from the University of Minnesota-Duluth and his Juris Doctorate from the University of Minnesota Law School. Among other attributes, skills and qualifications, we believe that Mr. Hatch's service as a board member of insurance companies and extensive experience in the Minnesota legal arena enable him to bring valuable insight and knowledge to the Company's board.

        Richard R. Donohue.    Mr. Donohue, age 65, is the former Managing Partner of TD&T CPAs and Advisors, P.C. in Cedar Rapids, Iowa, a certified public accounting firm in which he is involved in all phases of the practice. Mr. Donohue joined the board of directors of the former MidWestOne Financial in 1999. He became a director of the Company upon completion of our merger with the former MidWestOne Financial in March 2008. Mr. Donohue was appointed to the board of directors of the Bank in 2009.

        Stephen L. West.    Mr. West, age 69, is the majority owner and Chairman of West Music Company Inc., a musical instrument and supply store headquartered in Coralville, Iowa. He has been a director of the Company and the Bank since 1991. Mr. West is also the Treasurer of Accent LLC, a private-label musical instruments company, and the President of WestInvest, L.C., a family investment vehicle.

        Ruth E. Stanoch.    Ms. Stanoch, age 56, has been a corporate affairs consultant since 2008. Among her prior experiences, in 2010, Ms. Stanoch served as the senior advisor to Minnesota's governor-elect, Mark Dayton, and from 1994-2007, was employed with Thompson Legal & Regulatory. Between 2010 and 2012, Ms. Stanoch also served on various committees of the Board of Directors of Archipelago Learning, Inc., a leading subscription-based online education company. She received her Bachelor's degree from the University of Minnesota, and was a policy fellow at the University of Minnesota's Humphrey Institute of Public Affairs. Among other attributes, skills and qualifications, we believe that Ms. Stanoch's extensive corporate experience, leadership at a large corporation and previous service on a public company board provide valuable experience to the Company's board.

        Kurt R. Weise.    Mr. Weise, age 57, has served as the President of Central since 1988 and as the Chairman of the Board of Central Bank since 1994. In addition, Mr. Weise has served in various finance and banking roles with Mr. Morrison and certain of his associates since 1985. Mr. Weise received his Bachelor's degree from Winona State University and he is a CPA. Among other attributes, skills and qualifications, we believe that Mr. Weise's leadership as President of Central, his years of experience in finance and banking, and his status as a CPA enable him to bring valuable insight and knowledge to the Company's board.

        Robert J. Latham.    Mr. Latham, age 72, is the Chairman and President of Latham & Associates, Inc. in Cedar Rapids, Iowa, a utility analysis and consulting company, and is an economic and strategic analyst for the utility industry, with over 30 years of experience. Mr. Latham became a director of the Company and the Bank in 2011. He previously served on the board of directors of First National Bank in Iowa City, Iowa. He currently serves as Chairman of the Board of Peoples Trust and Savings Bank in Clive, Iowa. We consider Mr. Latham to be a qualified candidate for service on the board and the Compensation Committee due to his skills and expertise developed as a successful utility industry analyst, and his knowledge of and experience in the banking industry.

        Tracy S. McCormick.    Ms. McCormick, age 54, is a retired Vice President in investment banking for J.P. Morgan & Co., Incorporated. Ms. McCormick is the daughter of our former Chairman and current Director Emeritus, W. Richard Summerwill, and became a director of the Company in 2011 following his retirement from the board. Ms. McCormick was educated at the University of Michigan and the London School of Economics and Political Science.

        Kevin W. Monson.    Mr. Monson, age 63, is currently the Chairman of the Company and the Bank, and will serve as the Vice Chairman of the Board of the Company and of the Bank following the Merger. He is the President, Managing Partner and the largest shareholder of Neumann Monson, Inc., an architectural services firm headquartered in Iowa City. He became a director of the Company and the Bank in 2005. Mr. Monson is also the majority partner in Tower Partners, a real estate investment partnership.

        Richard J. Schwab.    Mr. Schwab, age 63, is a self-employed entrepreneur, angel fund investor, real estate investor and business owner, and is also a certified public accountant. He became a director of the Company in July 2013. Mr. Schwab was a director of the Company from 2004 to 2008, and has been a director of the Bank since 2004.

        Larry D. Albert.    Mr. Albert, age 64, has served as the Chief Executive Officer and as a director of Central Bank since 1996. Mr. Albert received his Bachelor's degree from Westmar University and his MBA from the University of St. Thomas. Among other attributes, skills and qualifications, we believe Mr. Albert is uniquely qualified to serve as a director because, as Chief Executive Officer of Central Bank, he is the person most familiar with Central Bank's business and industry and most capable of effectively identifying strategic priorities and leading the execution of strategy.

  Executive Officers of the Company Following the Merger

        The following persons will serve as executive officers of the Company after the Merger:

Name	Current Position with the Company or Central	Expected Position with the Company
John M. Morrison	Chairman of the Board of Central	Chairman of the Board
Kevin W. Monson	Chairman of the Board of the Company	Vice Chairman of the Board
Charles N. Funk	President and Chief Executive Officer of the Company	President and Chief Executive Officer
Susan R. Evans	Chief Operating Officer of the Company	Chief Operating Officer
Gary J. Ortale	Executive Vice President and Chief Financial Officer of the Company	Executive Vice President and Chief Financial Officer
Kent L. Jehle	Executive Vice President and Chief Credit Officer of the Company	Executive Vice President and Chief Credit Officer
Kurt R. Weise	President of Central	Executive Vice President
Larry D. Albert	Chief Executive Officer of Central Bank	Executive Vice President
James M. Cantrell	Vice President and Chief Risk Officer of the Company	Vice President and Chief Risk Officer
Katie A. Lorenson	Senior Vice President and Chief Financial Officer of Central Bank	Vice President
Karin M. Taylor	Chief Risk Officer of Central Bank	Vice President

        Biographical information concerning the proposed non-director executive officers of the Company following the Merger is provided below:

        Susan R. Evans.    Ms. Evans, age 57, is currently the Chief Operating Officer of the Company and the Bank, and will serve as the Chief Operating Officer of the Company and the Bank following the Merger. Ms. Evans joined the Company in 2001 as Vice President-Retail Banking of the Bank, and was appointed to her current role as Chief Operating Officer in August 2009. She has more than thirty years of banking experience, previously serving as Indianola Market President of Brenton Bank, Des Moines, as well as Retail Market and Sales Manager for U.S. Bank, Des Moines.

        Gary J. Ortale.    Mr. Ortale, age 64, is currently Executive Vice President and Chief Financial Officer of the Company, and will serve as the Executive Vice President and Chief Financial Officer of the Company following the Merger. He was appointed to his current position in May 2009, after serving as our Interim Chief Financial Officer since January 2009. Prior to that time, he was the Senior Vice President and Chief Risk Officer of the Bank, a position he assumed upon consummation of our merger with the former MidWestOne Financial in March 2008. Prior to that merger, Mr. Ortale had been serving as the Treasurer of the Company and the Senior Vice President-Chief Financial Officer of the Bank since 2002. He began with the Company and the Bank as their Vice President and Controller in 1987. Mr. Ortale has a B.S. in accounting from Drake University.

        Kent L. Jehle.    Mr. Jehle, age 55, is currently the Executive Vice President and Chief Credit Officer of the Company and the Bank, and will serve as the Executive Vice President and Chief Credit Officer of the Company and the Bank following the Merger. He became the Company's Executive Vice President and Chief Credit Officer upon consummation of our merger with the former MidWestOne Financial in March 2008. Prior to that merger, Mr. Jehle had been serving as the Bank's Executive Vice President-Commercial Banking since 2004. He has been with the Company and the Bank since 1986.

        James M. Cantrell.    Mr. Cantrell, age 55, is currently Vice President and Chief Risk Officer of the Company and Senior Vice President and Chief Risk Officer of the Bank, and will serve as the Vice President and Chief Risk Officer of the Company and the Bank following the Merger. He joined the Company in his current position in July 2009. Prior to joining the Bank, he had been with Provident Bank in Baltimore, Maryland, since 2008, where he served as Senior Vice President and Director of Treasury Operations. In that capacity, he was responsible for management of asset/liability activities, investment portfolio accounting, and derivative activity and compliance. Prior to that, he was employed as the Senior Vice President and Treasurer of Mercantile-Safe Deposit and Trust Company in Baltimore, Maryland, where he had been employed since 2001. Mr. Cantrell has a B.A. in business and economics from Wittenberg University.

        Katie A. Lorenson.    Ms. Lorenson, age 34, has served as the Senior Vice President and Chief Financial Officer of Central and Central Bank since 2011. Prior to joining Central, Ms. Lorenson was a Manager with McGladrey, in the Financial Institutions practice, where she gained nearly 10 years of experience serving community banks in audit and accounting matters as well as mergers, acquisitions, and FDIC loss share accounting and best practices. Ms. Lorenson received her Bachelor's degree in accounting from Minnesota State University Moorhead. Ms. Lorenson is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Minnesota Society of Certified Public Accountants.

        Karin M. Taylor.    Ms. Taylor, age 47, has served as the Chief Risk Officer of Central Bank since 2009. Prior to joining Central, she worked as a Director in the Risk Management Consulting practice at McGladrey. She has 25 years of experience in industry and consulting including management of various operational, lending and retail divisions, regulatory compliance, internal audit, process design and workflow management. Ms. Taylor received her Bachelor's degree from St. Olaf College.

        For information regarding the interests of certain officers and directors in the Merger, see "—Interests of Certain Persons in the Merger."

Employee Benefits

        Following the consummation of the Merger, all employees of Central will become employees of the Company, and, except as described under "The Merger—Interests of Certain Persons in the Merger—Employment Agreements," the Company will provide such employees with employee benefit plans and compensation opportunities that are substantially similar to the employee benefit plans and compensation opportunities that are available to similarly-situated employees of the Company. Such employees will receive credit under the Company employee benefit plans for all years of employment with Central. In addition, the Company will use commercially reasonable efforts to waive any waiting periods applicable to employee benefit plans, to waive pre-existing condition exclusions from employee benefit plans, and to ensure that any eligible expenses incurred during the plan year are taken into account to satisfy deductible, coinsurance and out-of-pocket requirements. The Company, as the surviving entity, has also agreed to implement a short-term severance plan.

Interests of Certain Persons in the Merger

  General

        Each of the directors and executive officers of the Company owns our common stock, as further detailed under "Security Ownership of Certain Beneficial Owners and Management." Additionally, some members of the Company's and Central's respective management and boards of directors may be deemed to have interests in the Merger that are in addition to their interests as shareholders generally. These interests include, among other things, the continuation of certain of our officers and directors as officers and directors, respectively, of the combined company, and the continued indemnification and providing of directors' and officers' liability insurance for these directors and officers after the Merger.

The board of directors of the Company was aware of these interests and considered them, together with the other matters described in this proxy statement, in approving the Merger Agreement and the Merger. Additionally, certain directors and officers of the Company will receive the benefit of the Shareholder Agreement. See "The Merger Agreement—Shareholder Agreement."

  Directors and Officers

        Certain of the Company's current directors and officers will have positions with the combined company after the Merger. See "—Management and Operations after the Merger" for further details with respect to the positions these individuals hold currently at the Company and the Bank and the positions that they will hold following the Merger. The Company's current directors and officers are not entering into any employment agreements and are not receiving any additional compensation in connection with the Merger.

  Employment-Related Agreements

        Employment Agreement with Kurt Weise.    The Company has entered into an employment agreement with Kurt Weise. The employment agreement with Mr. Weise will become effective immediately upon the consummation of the Merger and will have an initial term of two years following the effective date. The term of the agreement will be automatically extended for an additional year beginning on the second January 1 that follows the effective date and each January 1 thereafter, unless either party gives at least 90 days prior notice of non-renewal. Upon the occurrence of a change in control of the Company, the agreement will automatically remain in effect for two years following the change in control and will then terminate.

        The employment agreement provides Mr. Weise with an initial base salary of $250,000. The base salary will be reviewed annually beginning January 1, 2016, and may be adjusted at the discretion of the Company's Chief Executive Officer. The agreement provides that Mr. Weise will be eligible to receive performance-based annual incentive bonuses, in accordance with the Company's annual incentive plan, and also to receive employee benefits on as favorable a basis as other similarly situated senior executives of the Company.

        The employment agreement provides for severance benefits in the event Mr. Weise is terminated by the Company other than for cause or by the executive for good reason ("Termination"). For a Termination during the employment period that does not occur in connection with a change in control of the Company, Mr. Weise would be entitled to receive an amount equal to 100% of his base salary. For a Termination that occurs within six months before or within 24 months after a change in control of the Company ("Covered Period"), Mr. Weise would be entitled to receive an amount equal to 200% of his base salary plus bonus ("Base Compensation"). Any severance paid in connection with a Termination during a Covered Period would be paid in a single lump sum.

        Following any Termination, whether or not occurring during a Covered Period, Mr. Weise and his eligible dependents would also be entitled to continued coverage under the medical and dental plans of the Company for so long as each was eligible to and did elect COBRA continuation coverage. Mr. Weise would be required to pay an amount for such coverage that is the same as what an active employee pays for such coverage.

        All severance benefits under the employment agreement are contingent upon Mr. Weise's execution and non-revocation of a general release and waiver of claims against the Company. Further, Mr. Weise's employment agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of the Company by Mr. Weise during and after his employment with the Company, and prohibiting Mr. Weise from competing with the Company and from soliciting its employees or customers during employment and after termination of employment for any reason. The non-competition and non-solicitation provisions apply for a period of 15 months following any termination of employment.

        Change in Control Agreements—Ms. Taylor and Ms. Lorenson.    The Company has entered into change in control agreements with Karin Taylor and Katie Lorenson. The change in control agreements with Ms. Taylor and Ms. Lorenson will become effective immediately upon the consummation of the Merger and will have an initial term of one year following the effective date. The term of each agreement will be automatically extended for an additional year on each anniversary of the effective date, unless either party gives at least three months prior notice of non-renewal. If a change in control occurs within six months after the effective date of the termination of the change in control agreement, then any such termination of the agreement shall be considered ineffective. Upon the occurrence of a change in control of the Company during the term (or during the six months following a termination of the agreement), the change in control agreement will automatically remain in effect for 12 months following the change in control and will then terminate.

        Each agreement provides for severance benefits upon the executive's Termination that occurs within six months before or within 12 months after a change in control of the Company. The amount of the severance benefit to which each executive would be entitled is equal to 125% of her Base Compensation. The executives and their eligible dependents would also be entitled to continued coverage under the medical and dental plans of the Company for so long as they were eligible to and did elect COBRA continuation coverage. The executives would be required to pay an amount for such coverage that is the same as what an active employee pays for such coverage.

        All severance benefits under the change in control agreement are contingent upon the executive's execution and non-revocation of a general release and waiver of claims against the Company. Further, the agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of the Company by the executives during and after their employment with the Company, and prohibiting the executives from competing with the Company and from soliciting its employees or customers during employment and after termination of employment for any reason. The non-competition and non-solicitation provisions apply for a period of 12 months following any termination of employment; provided, however, that the non-competition provisions shall not apply if the executive's Termination occurs other than within six months before or within 12 months after a change in control of the Company.

        Company Employee Covenant Agreements—Messrs. Joyce, Cook, Alberg and Faust.    The Company has entered into employee covenant agreements with Mitch Joyce, Mitch Cook, Jack Alberg and Scott Faust. The employee covenant agreements with Messrs. Joyce, Cook, Alberg and Faust will become effective immediately upon the consummation of the Merger.

        Each agreement provides for a retention bonus in the aggregate amount of $75,000 to be paid to the executive. $50,000 of such retention bonus will be paid upon the effective date of the agreement and the remaining $25,000 will be paid on the first anniversary of the effective date, provided the executive is still employed with the Company. If the executive's employment with the Company is terminated by the Company without cause prior to payment of the remaining $25,000, the executive shall continue to be entitled to the payment of such amount on the first anniversary of the effective date. In addition to the retention bonus, each executive will receive an award of 1,000 restricted stock units ("RSUs") pursuant and subject to the terms and conditions of the Company's 2008 Equity Incentive Plan. Provided that the executive remains employed with the Company through each of three vesting dates, 500 RSUs will vest 18 months following the effective date of the agreement, 250 RSUs will vest 30 months following the effective date and the remaining 250 RSUs will vest 42 months following the effective date.

        The agreements also provide for severance benefits if the executive's Termination occurs on or before the second anniversary of the effective date of the agreement. The amount of the severance benefit to which each executive would be entitled is equal to his annual base salary.

        All severance benefits under the employee covenant agreement are contingent upon the executive's execution and non-revocation of a general release and waiver of claims against the Company. Further, the agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of the Company by the executives during and after their employment with the Company, and prohibiting the executives from competing with the Company and from soliciting its employees or customers during employment and after termination of employment for any reason. The non-competition provisions apply for a period of 90 days following any termination of employment and the non-solicitation provisions apply for a period of 12 months following any termination of employment; provided, however, that the non-competition provisions shall not apply, and the duration of the non-solicitation provisions shall be reduced from 12 months to six months, if the executive's employment is terminated by the Company other than for cause or by the executive for good reason.

        Central Employee Covenant Agreements—Messrs. Weise, Joyce, Cook, Alberg and Faust, and Mses. Taylor and Lorenson.    Central has entered into employee covenant agreements with Kurt Weise, Mitch Joyce, Mitch Cook, Jack Alberg, Scott Faust, Karin Taylor and Katie Lorenson. Each agreement became effective upon its signing. The agreements will expire without effect if the Merger is not consummated.

        In exchange for agreeing to restrictive covenants described in the agreement, each executive received a $500 payment from Central at the time the agreement was executed. Each executive will be permitted to retain the cash payment in the event his or her agreement expires. The agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of Central by the executives during and after their employment with Central. The agreements also prohibit the executives from competing with Central and from soliciting its employees or customers during employment and after certain terminations of employment. The non-competition provisions apply for a period of 90 days following any voluntary resignation of employment by the executive or termination of employment by Central for cause and the non-solicitation provisions apply for a period of 12 months following any termination of employment.

  Indemnification and Insurance

        The Company will continue to indemnify current directors and officers of the Company that remain with the Company following the Merger and the new directors designated by Central. The Company will also continue to maintain directors' and officers' liability insurance for these directors and officers after the Merger.

        Further, The Company has agreed that for a period of three years following the Merger it will indemnify and advance expenses to the present and former directors and officers of Central and its subsidiaries with respect to matters occurring prior to the effective time of the Merger to the extent that such persons are entitled to indemnification under Central's governing documents, as in effect on the date of the Merger Agreement. In addition, the Company has agreed to acquire and maintain for a period of three years director's and officer's liability insurance that serves to cover the persons who are currently covered by Central's director and officer liability policies of insurance. Finally, the Company will indemnify and provide directors' and officers' liability insurance for the individuals at Central who serve with the Company after the consummation of the Merger.

NASDAQ Listing

        The Company agreed to cause the shares of its common stock to be issued upon consummation of the Merger to be authorized for listing on The NASDAQ Global Select Market, subject to official notice of issuance, prior to the effective time of the Merger.

Restrictions on the Resale of the Shares of our Common Stock

        The shares of our common stock issued to the Shareholder pursuant to the Merger will not be registered under the Securities Act in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act for the issuance of shares not involving a public offering. Accordingly, SEC rules provide that the shares of our common stock issued in connection with the Merger may not be resold under Rule 144 of the Securities Act in the public market for at least six months after the Merger. Thereafter, the Shareholder, which is an affiliate of the Company, would be permitted to sell its shares of our stock under Rule 144 if it satisfies certain requirements of Rule 144, including requirements with respect to volume limitations, manner of sale and the filing of a Form 144 with the SEC, and further provided that we have made available adequate current public information concerning us. However, in connection with the execution of the Merger Agreement, the Shareholder and Mr. Morrison entered into the Shareholder Agreement, which generally prohibits them from selling or otherwise disposing of shares of the Company through and including the first anniversary of the effective time of the Merger. The Shareholder Agreement also grants to the Shareholder certain registration rights and permits sales of common stock issued in the Merger pursuant to such registrations beginning 180 days after the closing of the Merger.

THE MERGER AGREEMENT

        The following is a summary of the material terms of the Merger Agreement and related transactions. This description does not provide a complete description of all the terms and conditions of the Merger Agreement. It should be read in conjunction with the information provided under "The Merger" in this proxy statement. The summary provided below is qualified in its entirety by the appendices to this document, including the Merger Agreement, which is attached as Appendix A to this proxy statement and which is incorporated into this proxy statement by reference.

Conditions to Completion of the Merger

        The respective obligations of the Company and Central to complete the Merger are subject to the satisfaction of certain mutual conditions, including the following:

  •
  the receipt of the required approvals from the Company's shareholders;

  •
  the receipt of all consents and approvals and the expiration of all waiting periods with respect to such approvals;

  •
  the lack of any statute, rule, regulation, injunction or other order that would prohibit the consummation or performance of the transactions contemplated by the Merger Agreement;

  •
  the receipt of a tax opinion from McGladrey; and

  •
  the shares of common stock of the Company to be issued in the Merger having been approved for listing on The NASDAQ Global Select Market.

        In addition to the mutual conditions described above, the obligation of Central to complete the Merger is subject to the satisfaction, unless waived by Central, of the following other conditions:

  •
  the Company's representations and warranties must be true and correct as of the date of the Merger Agreement and as of the closing date (unless a specific date is stated), subject to the materiality standard set forth in the Merger Agreement, and Central must have received a certificate of the Company to that effect;

  •
  the Company must have complied in all material respects with all covenants and obligations required to be performed or complied with by it under the Merger Agreement prior to the effective time, and Central must have received a certificate of the Company to that effect;

  •
  there must be no proceedings against the Company challenging or preventing, delaying, making illegal or interfering with the transactions contemplated by the Merger Agreement; and

  •
  there must not be any event or occurrence that has had or would be reasonably likely to have a material adverse effect on the Company on a consolidated basis.

        In addition to the mutual conditions described above, the obligation of the Company to complete the Merger is subject to the satisfaction, unless waived by the Company, of the following other conditions:

  •
  Central's representations and warranties must be true and correct as of the date of the Merger Agreement and as of the closing date (unless a specific date is stated), subject to the materiality standard set forth in the Merger Agreement, and the Company must have received a certificate of Central to that effect;

  •
  Central must have complied in all material respects with all covenants and obligations required to be performed or complied with by it under the Merger Agreement prior to the effective time, and the Company must have received a certificate of Central to that effect;

  •
  The Shareholder and the affiliated parties subject to the Shareholder Agreement must have complied with the covenants and obligations required to be performed or complied with by them under the Shareholder Agreement prior to the effective time;

  •
  there must be no proceedings against Central challenging or preventing, delaying, making illegal or interfering with the transactions contemplated by the Merger Agreement;

  •
  there must not be any event or occurrence that has had or would be reasonably likely to have a material adverse effect on Central on a consolidated basis;

  •
  the amount of Central's adjusted shareholders' equity must not be less than $70 million; and

  •
  the Company must have received financing to fund the Merger Consideration.

        The foregoing is an outline of the types of conditions precedent to the obligations of the Company and Central contained in the Merger Agreement, a copy of which is included at Appendix A. You should carefully review the entire agreement and in particular Articles 9 and 10, containing the detailed conditions to each party's obligation to close.

Representations and Warranties of the Parties

        The Merger Agreement contains representations and warranties the Company and Central made to each other. The assertions embodied in those representations and warranties were made as of specific dates and are subject to important exceptions, limitations and supplemental information. The representations and warranties are qualified by information in confidential disclosure schedules that the Company and Central have exchanged in connection with signing the Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. Please note that the representations and warranties made by the parties in the Merger Agreement will not survive the closing of the Merger.

        The representations and warranties that the Company and Central made to each other include representations and warranties as to, among other things:

  •
  the corporate organization and existence of each party and its subsidiaries;

  •
  the corporate power and authority of each party to carry on its business, to enter into the Merger Agreement and to make the Merger Agreement valid and binding on it;

  •
  no conflict between the Merger Agreement and (i) its articles of incorporation and bylaws or (ii) laws, orders, agreements or similar instruments that are binding on that party and its subsidiaries;

  •
  required governmental approvals and regulatory consents;

  •
  the capitalization of each party and its subsidiaries;

  •
  the completeness of its filings with its regulators and the absence of any material misstatement or omission therein;

  •
  the adequacy of its allowance for loan and lease losses to provide for possible or specific losses on loans;

  •
  the lack of any undisclosed liabilities incurred outside of the ordinary course of business since September 30, 2014, the lack of changes in its business or operations since that date, and the lack of any material adverse effect on it since that date;

  •
  compliance with laws;

  •
  the lack of any litigation or regulatory violations or orders that would have a material adverse effect on it;

  •
  the absence of broker's fees, except as specifically disclosed by each party; and

  •
  the lack of any reason why regulatory approvals would be denied or delayed.

        In addition to the mutual representations and warranties described above, Central made representations and warranties as to, among other things:

  •
  the proper maintenance of corporate books and records;

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  the status of its assets and properties;

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  the timely filing of tax returns and payment of taxes;

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  the status of its employee benefit plans and arrangements;

  •
  the existence of material contracts and the lack of any defaults thereunder;

  •
  the insurance owned or held by Central;

  •
  compliance with and the lack of proceedings or orders related to environmental laws;

  •
  the proper administration of fiduciary accounts;

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  the lack of any claims for indemnification; and

  •
  the material interests and loans of insiders of Central.

        In addition to the mutual representations and warranties described above, the Company made representations and warranties as to, among other things:

  •
  the completeness and timeliness of the Company's filings with the SEC, including the financial statements included with such filings, and the absence of any material misstatement or omission therein.

        The foregoing is an outline of the types of representations and warranties made by the parties and contained in the Merger Agreement, a copy of which is included at Appendix A. You should carefully review the entire agreement, and in particular Articles 4 and 5, containing the detailed representations and warranties of the parties.

Conduct of Business Pending Consummation of the Merger

        Each of the Company and Central have agreed to conduct its respective business in accordance with guidelines in the Merger Agreement.

  Negative Covenants.

        Central has agreed that until the effective time, without the prior written consent of the Company, which may not be unreasonably withheld or delayed, and subject to exceptions specified in the Merger Agreement and in the disclosure schedules, it will not, and will cause its subsidiaries not to, among other things:

  •
  change its authorized or issued capital stock; grant any stock option or right to purchase shares of its capital stock; issue any security convertible into such capital stock or evidences of indebtedness (except in connection with customer deposits); grant any registration rights; purchase or redeem any shares of its capital stock; or declare or pay any dividend with respect to its capital stock, except that Central may declare and pay to its shareholders up to $11.8 million in cash dividends, which amount is subject to adjustment, and up to forty percent of Central's net income earned between January 31, 2015 and the effective time of the Merger;

  •
  amend its articles of incorporation or charter (or similar organizational documents) or bylaws or adopt any resolutions with respect to the same;

  •
  pay or increase any bonus, salary or other compensation to any of its shareholders, directors, officers or employees, except, with respect to employees, for normal salary and bonus increases made in the ordinary course of business consistent with past practice or made in accordance with any then-existing benefit plan;

  •
  enter into any employment, consulting, non-competition, change in control, severance or similar contract with any shareholder, director, officer or employee;

  •
  adopt, amend (except for any amendment necessary to comply with any legal requirement) or terminate, or increase the payments to or benefits under, any benefit plan;

  •
  enter into, terminate or extend any joint venture or similar agreement pursuant to any contract or any similar transaction;

  •
  except for the Merger Agreement, enter into any new, or modify, amend, renew or extend (through action or inaction) the terms of any existing lease, contract or license that has a term of more than one year or that involves the payment by it or any subsidiary of more than $100,000 in the aggregate, except for contracts affecting other real estate owned;

  •
  loan, or commit to make, renew, extend the term or increase the amount of any loan, to any person if such loan or any other loans to such person or an affiliate of such person is on the "watch list" or similar internal report, or has been classified as "substandard," "doubtful," "loss," or "other loans specially mentioned" or listed as a "potential problem loan"; provided, that Central and any subsidiary shall not be prohibited from honoring any existing contractual obligation;

  •
  sell (other than any sale in the ordinary course of business consistent with past practice), lease or otherwise dispose of any of its assets or properties or mortgage, pledge or allow for the imposition of any lien or other encumbrance upon any of its material assets or properties, except for tax and other liens that arise by operation of law and with respect to which payment is not past due and except for pledges or liens: (i) required to be granted in connection with the acceptance of government deposits; (ii) granted in connection with repurchase or reverse repurchase agreements; or (iii) otherwise incurred in the ordinary course of business consistent with past practice;

  •
  incur any obligation or liability (fixed or contingent) other than in the ordinary course of business consistent with past practice;

  •
  cancel or waive any claims or rights with a value in excess of $100,000;

  •
  make any investment of a capital nature exceeding $100,000 or aggregate investments of a capital nature exceeding $500,000;

  •
  except for the transactions contemplated by the Merger Agreement, merge or consolidate with or into any other person, or acquire any stock, equity interest or business of any other person;

  •
  materially change any policies and practices with respect to liquidity management and cash flow planning, marketing, deposit origination, lending, budgeting, profit and tax planning, accounting or any other material aspect of its business or operations, except for such changes as may be required in the opinion of the management of Central to respond to then-current market or economic conditions or as may be required by any regulatory authorities;

  •
  file any applications for additional branches, open any new office or branch, close any current office or branch or relocate operations from existing locations;

  •
  discharge or satisfy any material lien or encumbrance on its assets or repay any material indebtedness for borrowed money, except for obligations incurred and repaid in the ordinary course of business consistent with past practice;

  •
  enter into any contract or agreement to buy, sell, exchange or otherwise deal in any assets or series of assets in a single transaction in excess of $100,000 in aggregate value, except for sales of "other real estate owned" and other repossessed properties or the acceptance of a deed in lieu of foreclosure;

  •
  purchase or otherwise acquire any investments, direct or indirect, in any derivative securities, financial futures or commodities or enter into any interest rate swap, floors and option agreements or other similar interest rate management agreements; or

  •
  hire any employee with an annual salary in excess of $125,000, except for employees at will who are hired to replace employees who have resigned or whose employment has otherwise been terminated.

        The Company has agreed that until the effective time, without the prior written consent of Central, and subject to exceptions specified in the Merger Agreement and in the disclosure schedules, it will not, and will cause its subsidiaries not to, among other things:

  •
  make, declare, pay or set aside for payment any dividend on or in respect of, or declare of make any distribution on any shares of its common stock (other than dividends from its wholly owned subsidiaries to it or another of its wholly owned subsidiaries), except that the Company may declare and pay to its shareholders a quarterly cash dividend not to exceed $0.16 per share of the Company's common stock;

  •
  adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of its common stock;

  •
  amend its articles of incorporation or bylaws (or similar organizational documents); or

  •
  implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or applicable regulatory accounting requirements.

  Affirmative Covenants.

        Central has also agreed to take affirmative actions under the Merger Agreement, including the following:

  •
  conduct its business only in the ordinary course of business consistent with past practice;

  •
  use its reasonable best efforts to preserve intact its current business organization, keep available the services of its current officers, employees and agents, and maintain the relations and goodwill with its suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it;

  •
  confer with the Company concerning potentially material issues affecting Central's operations;

  •
  enter into loan and deposit transactions only in accordance with its formal loan policy and, in that connection, from the date of the Merger Agreement to the closing date, not enter into any new credit or new lending relationship in excess of $5,000,000 with any person and any director or officer of, or any owner of a 10% or greater equity interest in, such person;

  •
  consistent with past practice, maintain an allowance for possible loan and lease losses which is adequate in all material respects under the requirements of GAAP to provide for possible losses, net of recoveries relating to loans previously charged off, on loans outstanding;

  •
  maintain all of its assets necessary for the conduct of its business in the same operating condition and repair, reasonable wear and tear and damage by fire or unavoidable casualty excepted, and maintain policies of insurance upon its assets and with respect to the conduct of its business in amounts and kinds comparable to that in effect on the date of the Merger Agreement and pay all premiums on such policies when due;

  •
  only buy or sell Federal Funds or reinvest dividends paid on securities owned as of the date of the Merger Agreement, and not buy or sell any securities held, or intended to be held, for investment (as part of its application for regulatory approval of the Merger, the Company has entered into commitments with the Federal Reserve pursuant to which the Company has agreed that it will not enforce this covenant);

  •
  file in a timely manner all required filings with all regulatory authorities and cause such filings to be true and correct in all material respects; and

  •
  maintain its books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior years, and comply with all legal requirements.

        The Company has also agreed to take affirmative actions under the Merger Agreement, including the following:

  •
  conduct its business in the ordinary course of business in all material respects;

  •
  use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships;

  •
  take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of Central or the Company to obtain any permits, consents, approvals and authorizations from any applicable regulatory authority for approval of the transactions contemplated by the Merger Agreement, to perform its covenants and agreements under the Merger Agreement or to consummate the transactions contemplated by the Merger Agreement; and

  •
  assume the due and punctual performance and observance of the covenants to be performed by Central pursuant to the junior subordinated debentures issued by Central to certain trusts relating to the trust preferred securities issued by such trusts.

  Shareholder Approvals.

        The Company has agreed that it will take, in accordance with applicable law and its respective governing documents, all actions necessary to convene a shareholder meeting and to solicit the required shareholder approval necessary to consummate the Merger and to issue shares of its common stock in satisfaction of a portion of the Merger Consideration, and to obtain from its shareholders a vote approving the Merger and issuance of shares. Central has already obtained approval of the Merger Agreement by the Shareholder.

  Employment Agreements.

        The Company has agreed to enter into employment agreements with certain officers and employees of Central. See "Proposal No. 1—The Issuance of Common Stock in Connection with the Merger—Interests of Certain Persons—Employment-Related Agreements" for information concerning these employment agreements.

  MidWestOne Foundation Donation.

        Central has agreed to make a donation of $950,000 to the MidWestOne Foundation, which will be payable at or prior to the closing. The Company shall, at or after the effective time, cause: (i) the number of directors of the MidWestOne Foundation to be set at six, consisting of three Central directors and three MidWestOne Financial directors; and (ii) the articles of incorporation of MidWestOne Foundation to be amended such that the purpose of the MidWestOne Foundation is to provide a pool of funds to be used to enhance community and cultural well-being within the trade areas in which the Company operates.

        The foregoing is an outline of the types of covenants made by the Company and Central contained in the Merger Agreement, a copy of which is included at Appendix A. You should carefully review the entire agreement and in particular Articles 6, 7 and 8 containing the detailed covenants of the parties.

Termination

        Ability to Terminate the Merger Agreement.    The Merger Agreement may be terminated and the Merger abandoned at any time before it becomes effective by the Company or Central, as follows:

  •
  by the mutual consent of the boards of directors of the Company and Central;

  •
  by the Company if (i) any closing condition of the Company has not been satisfied or satisfaction of any such condition becomes impossible (other than through the failure of the Company to comply with its obligations under the Merger Agreement or the Shareholder Agreement), and (ii) the Company has not waived such condition prior to the closing date;

  •
  by Central if (i) any closing condition of Central has not been satisfied or satisfaction of any such condition becomes impossible (other than through the failure of Central to comply with its obligations under the Merger Agreement or the Shareholder Agreement), and (ii) Central has not waived such condition prior to the closing date;

  •
  by the Company if certain issues with respect to the titles or surveys of Central's real property are discovered and Central fails to correct such issues;

  •
  by the Company or Central if environmental issues relating to Central's real property are discovered and the costs to remediate such issues exceed $1,000,000;

  •
  by the Company or Central if any regulatory agency required to approve the proposed transactions has issued a final, non-appealable order denying the proposed transactions, or any application, filing or notice for regulatory approval has been withdrawn at the request or recommendation of the applicable regulatory agency; provided, that the party seeking to terminate the Merger Agreement may not terminate the Merger Agreement if its failure (or the failure of any of its affiliates) to fulfill its obligations under the Merger Agreement or the Shareholder Agreement is the cause of the denial or request to withdraw the application;

  •
  by Central, during the ten business day period commencing on the determination date, if the market value of the Company's common stock is less than $19.10 per share and the performance of the Company's common stock trails that of the NASDAQ Bank Index by certain agreed-upon amounts; provided, that the Company may offer to increase the cash portion of the Merger Consideration in such circumstance to prevent such a termination; or

  •
  if the closing shall not have occurred at or before June 30, 2015; provided, that the party seeking to terminate the Merger Agreement may not terminate the Merger Agreement if its failure (or the failure of any of its affiliates) to fulfill its obligations under the Merger Agreement or the Shareholder Agreement is the cause of the delay.

        Effect of Termination.    Except as described below with respect to confidentiality, if the Merger Agreement is terminated, it will become void, neither party shall have any liability under the Merger Agreement and all rights and obligations of each party under the Merger Agreement will cease. However, the confidentiality provisions contained in the Merger Agreement shall survive termination. Additionally, termination of the Merger Agreement will not release either party from any liability or obligation to the other party arising from an intentional breach of the Merger Agreement prior to its termination or the failure to timely satisfy the conditions precedent to the obligations of a party, if attributable to the actions or inactions of such party. Upon the termination of the Merger Agreement, the Shareholder Agreement will terminate as well.

        The foregoing is an outline of the termination provisions contained in the Merger Agreement, a copy of which is included at Appendix A. You should carefully review the entire agreement and in particular Article 11, containing the detailed termination provisions.

Waiver and Amendment

        Any provision in the Merger Agreement may be amended or waived by a written agreement executed by both parties to the Merger Agreement. However, the Merger Agreement may not be amended or waived if the amendment, modification or supplement materially adversely affects the shareholders of Central, as the shareholders of Central have already approved the Merger Agreement. Additionally, the Merger Agreement may not be amended or waived if the amendment, modification or supplement materially adversely affects our shareholders after our shareholders approve the issuance of shares.

Indemnification and Insurance

        The Company has agreed that for a period of three years following the Merger it will indemnify and advance expenses to the present and former directors and officers of Central and its subsidiaries with respect to matters occurring prior to the effective time of the Merger to the extent that such persons are entitled to indemnification under Central's governing documents as in effect on the date of the Merger Agreement.

        In addition, the Company has agreed to acquire and maintain for a period of three years director's and officer's liability insurance that serves to cover the persons who are currently covered by Central's director and officer liability policies of insurance, which insurance will contain substantially similar coverage and amounts as coverage provided under Central's current insurance policies.

Shareholder Agreement

        Concurrently with the execution of the Merger Agreement, the Company, the Shareholder, the TruPS Holder, the Insurance Agency Owner and Mr. Morrison entered into the Shareholder Agreement. Among other things, pursuant to the terms of the Shareholder Agreement:

  •
  at or prior to the closing of the Merger, the Company will acquire the Insurance Agency Units, representing 75% of the outstanding units of Central Insurance Agency, LLC, for $2.6 million;

  •
  the Company will purchase the TruPS from the TruPS Holder for aggregate consideration equal to the liquidation amount of the TruPS, plus accumulated and unpaid distributions through the date of purchase, no later than the second anniversary of the effective time of the Merger, or, if earlier, promptly upon:

  •
  the consummation of certain securities offerings by the Company in conjunction with a capital-raising transaction, or

  •
  the death of Mr. Morrison;

  •
  the Company will pay the TruPS Holder certain quarterly premiums from the effective time of the Merger until such time as the Company shall have purchased the TruPS;

  •
  the Shareholder, the Insurance Agency Owner, the TruPS Holder and Mr. Morrison are subject to certain customary "standstill" provisions until the one hundred eightieth day following the fourth anniversary of the effective time of the Merger;

  •
  the Shareholder, the Insurance Agency Owner, the TruPS Holder and Mr. Morrison shall vote their shares of common stock of the Company:

  •
  in favor of the nominees to the Company's board of directors, as approved by the board, through the Company's 2018 annual meeting of shareholders, provided that such nominees include those persons required to be appointed to the board pursuant to the Merger Agreement,

  •
  in favor of all proposals of the Company's board of directors, except any proposal that affects such party's interests in particular (as distinct from the interests of the shareholders of the Company, as a whole), through the Company's 2017 annual meeting of shareholders, and

  •
  against any shareholder proposal not approved or recommended by the Company's board of directors through the Company's 2017 annual meeting of shareholders;

  •
  the Shareholder and Mr. Morrison are entitled to certain preemptive rights with respect to Company securities until the first to occur of November 20, 2017 and the date on which the Shareholder or Mr. Morrison beneficially own less than ten percent of the outstanding shares of the common stock of the Company;

  •
  the Shareholder, the Insurance Agency Owner, the TruPS Holder and Mr. Morrison are subject to a general prohibition on the sale or transfer of shares of common stock of the Company until the first anniversary of the effective time of the Merger;

  •
  the Company is generally entitled to a right of first refusal in the event that any of the Shareholder, the Insurance Agency Owner, the TruPS Holder and Mr. Morrison desire to sell shares of common stock of the Company following the first anniversary of the effective time of the Merger; and

  •
  the Shareholder is entitled to certain customary registration rights relating to the shares of common stock of the Company it receives in conjunction with the Merger following the one hundred eightieth day after the effective time of the Merger.

        Pursuant to its terms, the Shareholder Agreement will terminate upon the termination of the Merger Agreement. The provisions of the Shareholder Agreement regarding registration rights and certain indemnification matters relating thereto will generally terminate on the date on which no party entitled to such rights under the Shareholder Agreement beneficially owns at least ten percent of the shares of the common stock of the Company issued in conjunction with the Merger and entitled to be registered for resale pursuant to such registration rights.

        The foregoing description of the Shareholder Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholder Agreement, a copy of which is included at Appendix A as Exhibit G to the Merger Agreement. You should carefully review the entire Shareholder Agreement for a complete understanding of its terms and provisions and the obligations of the Company, the Shareholder, the TruPS holder, the Insurance Agency Owner and Mr. Morrison thereunder.

 MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

        The Merger, the issuance of shares of our common stock in connection with the Merger, and the other transactions associated with the Merger are not expected to have any tax effect on current Company shareholders for U.S. federal income tax purposes.

        The parties intend for the Merger to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. It is a condition to the Company and Central's obligation to complete the Merger that they receive an opinion from McGladrey, dated the closing date of the Merger, to the effect that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. This opinion will be based on representation letters provided by the Company and Central and on customary factual assumptions. The opinion will not be binding on the Internal Revenue Service. The Company and Central have not sought and will not seek any ruling from the Internal Revenue Service regarding any matters relating to the Merger, and as a result, there can be no assurance that the Internal Revenue Service will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

        THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER DESCRIBED IN THIS PROXY STATEMENT MAY NOT APPLY TO ALL SHAREHOLDERS AND WILL DEPEND ON EACH SHAREHOLDER'S SPECIFIC FACTUAL SITUATION. ACCORDINGLY, WE STRONGLY URGE YOU TO CONSULT YOUR OWN INDEPENDENT TAX ADVISOR FOR A FULL UNDERSTANDING OF THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO YOU.

 ACCOUNTING TREATMENT

        The Merger will be accounted for using the acquisition method of accounting under GAAP as applied in the United States. Under this method of accounting, the Company will record the assets acquired and liabilities assumed of Central at their fair market values. Any difference between the purchase price and the fair market value of the net tangible and identifiable intangible assets and liabilities is recorded as goodwill, which, in accordance with Financial Accounting Standards Board Accounting Standards Codification 805, will not be amortized for financial accounting purposes, but will be evaluated annually for impairment.

CENTRAL MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

        Central Bancshares, Inc. is the holding company for Central Bank, a Minnesota state non-member bank with its main office in Golden Valley, Minnesota. Central Bank is headquartered in Golden Valley, Minnesota and it operates a total of 22 branch locations in Minnesota, Wisconsin and Florida. It provides full service retail banking in the communities in which its branch offices are located. Central's net income for the year ended December 31, 2014 was $13.9 million compared to $13.8 million of net income for the year ended December 31, 2013. Return on assets and return on tangible common equity for year-ended 2014 were 1.20% and 18.54%, respectively, compared to 1.16% and 19.22%, respectively, for the year-ended 2013.

        Assets increased slightly during 2014 from $1.15 billion at December 31, 2013 to $1.18 billion at December 31, 2014. Deposits increased by 1.8% during this period to $1.06 billion. Total bank loans registered an increase of $98.9 million, or 12.3%, in the year-over-year comparisons. This loan growth helped maintain net interest income levels at nearly $48 million. Central's noninterest expense in 2014 was $39.6 million or 6.5% less than in 2013

        Asset quality continues to be strong, nonperforming loans covered under loss sharing agreements with the FDIC decreased $12 million from 2013 to 2014. OREO decreased significantly from $21.2 million in 2013 to $9.8 in 2014. Nonperforming non-covered loans remained stable at $4.1 million at December 31, 2014. As of December 31, 2014, the allowance for bank loan losses was $15.2 million, or 1.69% of total bank loans, compared with $19.3 million, or 2.41% of total bank loans, at December 31, 2013.

Critical Accounting Estimates

        Central's management has identified the following critical accounting policies and practices relative to the reporting of its results of operations and financial condition. These accounting policies relate to the allowance for loan losses, purchased loans, indemnification assets, business combinations, intangible assets, and fair value of available for sale investment securities.

Allowance for Loan Losses

        The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that collectability of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing loans that may become uncollectible, based on evaluation of the collectability of loans and prior loan loss experience. This evaluation also takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrower's ability to pay.

Purchased loans

        All purchased loans (nonimpaired and impaired) are initially measured at fair value as of the acquisition date in accordance with applicable authoritative accounting guidance. Credit discounts are included in the determination of fair value. An allowance for credit losses is not recorded at the acquisition date for loans purchased.

        Individual loans acquired through the completion of a transfer, including loans that have evidence of deterioration of credit quality since origination and for which it is probable, at acquisition, that Central will be unable to collect all contractually required payments receivable, are referred to herein as "purchased impaired loans." In determining the acquisition date fair value and estimated credit losses of purchased impaired loans, and in subsequent accounting, Central accounts for loans individually. Contractually required payments for interest and principal that exceed the undiscounted cash flows expected at acquisition, or the "nonaccretable difference," are not recognized as a yield adjustment or as a loss accrual or valuation allowance. Expected cash flows at the purchase date in excess of the fair value of loans, if any, are recorded as interest income over the expected life of the loans if the timing and amount of the future cash flows are reasonably estimable. Subsequent to the purchase date, increases in cash flows over those expected at the purchase date are recognized as interest income prospectively. The present value of any decreases in expected cash flows after the purchase date is recognized by recording an allowance for credit losses and a provision for loan losses. If Central does not have the information necessary to reasonably estimate cash flows to be expected, it may use the cost-recovery method or cash-basis method of income recognition.

        For purchased loans acquired that are not deemed impaired at acquisition, credit loss discounts representing the principal losses expected over the life of the loan are a component of the initial fair value and are treated as a nonaccretable difference. Subsequent to the purchase date, increases in cash flows over those expected at the purchase date are recognized as interest income prospectively. Subsequent to the purchase date, the methods utilized to estimate the required allowance for credit losses for these loans are similar to originated loans. The remaining differences between the purchase price and the unpaid principal balance at the date of acquisition are recorded in interest income over the life of the loans.

Covered assets and indemnification assets

        Loans and OREO covered under loss-sharing or similar credit protection agreements with the FDIC are reported respectively in loans or OREO. The related FDIC indemnification asset is reported separately. In accordance with applicable authoritative accounting guidance, all purchased loans, OREO, and the related indemnification assets are recorded at fair value at the date of purchase.

        Subsequent to the initial recording, the indemnified asset is subject to impairment testing. Additionally, if expected cash flows on covered assets increase, Central accounts for the associated decrease in the indemnification asset by amortizing the change over the lessor of the contractual term of the indemnification agreement or the remaining life of the indemnification asset.

Fair Value estimates of business combinations

        Central records assets and liabilities acquired through a business combination at fair value. Since August 2009, Central has acquired 8 community banks. A brief summary of each is described below:

        On August 28, 2009, Central Bank assumed all nonbrokered deposits and approximately $186.4 million in loans and OREO, net of a $24.0 million discount, of Mainstreet Bank, headquartered in Forest Lake, Minnesota, in a loss-share transaction facilitated by the FDIC. Central Bank shares in the losses on assets (loans and OREO) covered under the agreement (referred to as "covered loans" and "covered other real estate owned"). On initial losses up to $8.4 million, the FDIC has agreed to cover losses 100 percent. On the next $90.0 million of losses, the FDIC has agreed to reimburse Central Bank for 80 percent of losses. On all remaining losses, the FDIC has agreed to reimburse Central Bank for 95 percent of losses. The transaction generated a 2009 pretax gain of $2.8 million and core deposit intangibles of $203,000.

        On October 2, 2009, Central Bank assumed all nonbrokered deposits and approximately $26.1 million in loans and OREO, net of a $10.0 million discount, of Jennings State Bank, headquartered in Spring Grove, Minnesota, in a loss-share transaction facilitated by the FDIC. Central Bank shares in the losses on assets (loans and OREO) covered under the agreement. On losses up to $7.0 million, the FDIC has agreed to reimburse Central Bank for 80 percent of losses. On losses exceeding $7.0 million, the FDIC has agreed to reimburse Central Bank for 95 percent of losses. The transaction generated a pretax gain of $7.5 million and core deposit intangibles of $50,000.

        On October 23, 2009, Central Bank assumed all nonbrokered deposits and approximately $52.0 million in loans and OREO, net of a $12.9 million discount, of Riverview Community Bank, headquartered in Otsego, Minnesota, in a loss-share transaction facilitated by the FDIC. Central Bank shares in the losses on assets (loans and OREO) covered under the agreement. On losses up to $16.0 million, the FDIC has agreed to reimburse Central Bank for 80 percent of losses. On losses exceeding $16.0 million, the FDIC has agreed to reimburse Central Bank for 95 percent of losses. The agreement also requires Central Bank to reimburse the FDIC at the end of a 10-year period for 50 percent of gains over and above certain stated amounts as specified in the agreement, if actual losses are less than certain benchmarks as established by the FDIC. As of December 31, 2014 and 2013, Central estimated no amounts will be due under this clause, and therefore, no liability has been recorded. The transaction generated a pretax gain of $7.3 million and core deposit intangibles of $100,000.

        On November 20, 2009, Central Bank assumed all nonbrokered deposits and approximately $30.6 million in loans and OREO, net of a $14.8 million discount, of Commerce Bank of Southwest Florida, headquartered in Fort Meyers, Florida, in a loss-share transaction facilitated by the FDIC. Central Bank shares in the losses on assets (loans and OREO) covered under the agreement. On losses up to $18.0 million, the FDIC has agreed to reimburse Central Bank for 80 percent of losses. On losses exceeding $18.0 million, the FDIC has agreed to reimburse Central Bank for 95 percent of losses. The agreement also requires Central Bank to reimburse the FDIC at the end of a 10-year period for 50 percent of gains over and above certain stated amounts as specified in the agreement, if actual losses are less than certain benchmarks as established by the FDIC. As of December 31, 2014 and 2013, the Company estimated approximately $106,000 will be due under this clause, and therefore, a liability has been recorded. The transaction generated a pretax gain of $8.7 million and core deposit intangibles of $100,000

        On April 15, 2011, Central Bank assumed all nonbrokered deposits and approximately $13.2 million in loans and OREO, net of a discount of $3.3 million, of Rosemount National Bank, headquartered in Rosemount, Minnesota, in a nonshared-loss transaction facilitated by the FDIC. The transaction generated a pretax gain of $560,000.

        On October 7, 2011, Central Bank assumed all nonbrokered deposits and approximately $343.4 million in loans and OREO, net of a discount of $89.2 million, of The Riverbank, headquartered in Osceola, Wisconsin, in a loss-share transaction facilitated by the FDIC. Central Bank shares in the losses on assets (certain loans and OREO) covered under the agreement. The agreement also requires Central Bank to reimburse the FDIC at the end of a 10-year period for 50 percent of gains over and above certain stated amounts as specified in the agreement, if actual losses are less than certain benchmarks as established by the FDIC. As of December 31, Central estimated approximately $260,000 will be due under this clause, and therefore, a liability has been recorded. The transaction generated a pretax gain of $11.7 million and core deposit intangibles of $1.3 million.

        On July 13, 2012, Central Bank acquired 100 percent of the stock of Bank of Naples, headquartered in Naples, Florida, including all liabilities and approximately $67.8 million in loans and OREO, net of a discount of $10.9 million, in a private transaction. The transaction resulted in goodwill of $437,000.

        On April 11, 2014 Central Bank acquired 100 percent of the stock of First Financial Holdings, Inc. and its wholly owned subsidiary, First National Bank and Trust, headquartered in Barron, Wisconsin, from a related party. The acquisition included total assets of approximately $43.0 million, including loans of approximately $27.0 million, and total liabilities of approximately $41.0 million, including deposits of approximately $38.0 million, from the Barron and Rice Lake, Wisconsin locations. The transaction resulted in goodwill of $88,000.

Intangible Assets

        Intangible assets arise from business combinations. As a general matter, intangible assets generated from business combinations and deemed to have indefinite lives are not subject to amortization and are instead tested for impairment at least annually. The intangible assets reflected on Central's financial statements are goodwill and core deposit intangibles. The establishment and subsequent amortization, when required by the accounting standards, of these intangible assets involves the use of significant estimates and assumptions. These estimates and assumptions include, among other things, the estimated cost to service deposits acquired, discount rates, estimated attrition rates and useful lives. Actual future results may differ from those estimates. Central assesses these intangible assets for impairment annually or more often if conditions indicate a possible impairment. Periodically Central evaluates the estimated useful lives of intangible assets and whether events or changes in circumstances warrant a revision to the remaining periods of amortization. Recoverability of these assets is measured by comparison of the carrying amount of the asset to the future undiscounted cash flows the asset is expected to generate. If the asset is considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired asset.

Fair Value of Available for Sale Securities

        Securities available for sale are reported at fair value, with unrealized gains and losses reported as a separate component of accumulated other comprehensive income, net of deferred income taxes. Declines in fair value of individual securities, below their amortized cost, are evaluated by management to determine whether the decline is temporary or "other-than-temporary." Declines in the fair value of available for sale securities below their cost that are deemed "other-than-temporary" are reflected in earnings as impairment losses. In determining whether other-than-temporary impairment exists, management considers whether: (1) Central has the intent to sell the security, (2) it is more likely than not that Central will be required to sell the security before recovery of the amortized cost basis, and (3) Central does not expect to recover the entire amortized cost basis of the security. When Central determines that other-than-temporary-impairment ("OTTI") has occurred, the amount of the OTTI recognized in earnings depends on whether it intends to sell the security or whether it is more likely than not Central will be required to sell the security before recovery of its amortized cost basis. If Central intends to sell the security, or it is more likely than not Central will be required to sell, the security before recovery of its amortized cost basis, the OTTI recognized in earnings is equal to the entire difference between the investment's amortized cost basis and its fair value at the balance sheet date. If Central does not intend to sell the security, and it is not more likely than not that it will be required to sell before recovery of its amortized cost basis, the OTTI is separated into the amount representing the credit loss and the amount related to all other factors. The amount of the total OTTI related to the credit loss is determined based on the present value of cash flows expected to be collected, using the original yield as the discount rate, and is recognized in earnings. The amount of the total OTTI related to other factors is recognized in accumulated other comprehensive income (loss), net of applicable taxes. The previous amortized cost basis less the OTTI recognized in earnings becomes the new amortized cost basis of the investment. The assessment of whether an OTTI exists involves a high degree of subjectivity and judgment and is based on the information available to management at the time.

Results of Operations—Three-Year Period Ended December 31, 2014

Summary

        Central's consolidated net income for the year ended December 31, 2014 was $13.9 million compared to net income of $13.8 million, for the year ended December 31, 2013. Noninterest expense decreased to $39.6 million for the year ended December 31, 2014 from $42.4 million for 2013. A decrease in noninterest income was a result of changes in the collectability of the FDIC indemnification asset. Also, gains on the sales of mortgage loans were down 45% from 2013 to 2014 due to a slowdown in volume.

        The consolidated net income for the year ended December 31, 2013 was $13.8 million compared to net income of $18.5 million for the year ended December 31, 2012. The decrease in consolidated net income was due primarily to the recording in 2012 of $5.8 million of acquisition gains relating to the RiverBank transaction. Net interest income increased by $3.5 million or 7.8%, from 2012 to 2013. This increase in net interest income was partially offset by an increase in noninterest expense to $42.3 million for the year ended December 31, 2013 from $40.1 million for 2012.

        Central ended 2014 with an allowance for loan losses of $15.2 million, which represented 142.7% coverage of its nonperforming loans at December 31, 2014 as compared to 85.2% coverage of its nonperforming bank loans at December 31, 2013 and 97.8% at December 31, 2012. Nonperforming loans totaled $10.7 million as of December 31, 2014 compared with $22.7 million and $22.5 million at December 31, 2013 and December 31, 2012, respectively. For the year ended December 31, 2014, the provision for loan losses decreased to $0.2 million from $3.3 million for 2013, which had decreased from $3.8 million for 2012.

        Various operating and equity ratios for Central Bank are presented in the table below for the years indicated. Average equity to average assets is a measure of capital adequacy that presents the percentage of average total shareholders' equity compared to Central's average assets. The equity to assets ratio is expressed using the period-end amounts instead of an average amount. As of December 31, 2014, under regulatory standards, Central Bank had capital levels in excess of the minimums necessary to be considered "well capitalized," which is the highest regulatory designation.

	12/31/2014	12/31/2013	12/31/2012
Return on average assets	1.20%	1.16%	1.59%
Return on average shareholders' total equity	18.15	18.60	26.42
Return on average common equity	18.15	18.60	26.42
Return on average tangible common equity	18.54	19.22	27.25

Net Interest Income

        Net interest income is the difference between interest income and fees earned on earning assets, less interest expense incurred on interest-bearing liabilities. Interest rate levels and volume fluctuations within earning assets and interest-bearing liabilities impact net interest income.

        The following table shows the consolidated average balance sheets, detailing the major categories of assets and liabilities, the interest income earned on interest-earning assets, the interest expense paid for the interest-bearing liabilities, and the related interest rates/yields for the periods, or as of the dates, shown. Average information is provided on a daily average basis.

	Year ended December 31,
	2014			2013			2012
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rate/ Yield	Average Balance	Interest Income/ Expense	Average Rate/ Yield	Average Balance	Interest Income/ Expense	Average Rate/ Yield
Average interest-earning assets:
Loans(1)(2)(3)	$841,730	$49,559	5.89%	$795,836	$50,902	6.40%	$781,585	$50,441	6.45%
Investment securities:	$172,364	$3,591	2.08%	$154,907	$3,076	1.99%	$108,225	$2,371	2.19%
Federal funds sold and interest-bearing balances	$49,993	$144	0.29%	$86,196	$252	0.29%	$74,806	$186	0.25%

Total earning assets	$1,064,087	$53,294	5.01%	$1,036,939	$54,230	5.23%	$964,616	$52,998	5.49%

Average assets	$1,161,601			$1,163,112			$1,142,831

Average interest-bearing liabilities:
Interest-bearing deposits	$768,670	$3,682	0.48%	$814,263	$4,850	0.60%	$800,645	$6,797	0.85%
Federal funds purchased and repurchase agreements	$5,691	$76	1.34%	$5,175	$77	1.49%	$2,267	$94	4.15%
Notes payable and Subordinated notes payable	$25,258	$1,547	6.12%	$20,198	$1,048	5.19%	$57,515	$1,344	2.34%

Total interest-bearing liabilities	$799,619	$5,305	0.66%	$839,636	$5,975	0.71%	$860,427	$8,235	0.96%

Net interest spread			4.34%			4.52%			4.54%

Average shareholders' equity	$78,021			$74,570			$69,686

Interest income/earning assets	$1,064,087	$53,294	5.01%	$1,036,939	$54,230	5.23%	$964,616	$52,998	5.49%
Interest expense/earning assets	$1,064,087	$5,305	0.50%	$1,036,939	$5,975	0.58%	$964,616	$8,235	0.85%

Net interest margin		$47,989	4.51%		$48,255	4.65%		$44,763	4.64%

Net Interest Income		$47,989			$48,255			$44,763

(1)
Loan fees included in interest income are not material.

(2)
Non-accrual loans have been included in average loans, net of unearned discount.

(3)
Includes interest income and discount realized on acquired loans.

Earning Assets, Sources of Funds, and Net Interest Margin

        Average earning assets increased $24.1 million, or 2.3%, to $1.07 billion in 2014 compared to $1.05 billion in 2013. Average earning assets in 2013 increased by $65.4 million, or 6.6%, from 2012. The growth in the average balance of earning assets in 2014 was due primarily to an increase in average loans outstanding of $55.5 million, or 7.0%, and a decrease in Central's portfolio of investment securities of $7.0 million, or 4.0%. Growth in the average balance of earning assets in 2013 was due primarily to an increase in its portfolio of investment securities of $39.6 million, or 29.5%, and an increase in average loans outstanding of $28.5 million, or 3.7%. Interest-bearing deposits averaged $770.4 million for the year ended December 31, 2014, a decrease of $48.7 million, or 5.9%, from the average balance for the year ended December 31, 2013. An increase in borrowed funds of $7.4 million was a result of the issuance of subordinated debt in June of 2013. Interest-bearing deposits averaged $819.1 million for the year ended December 31, 2013, an increase of $41.0 million, or 5.3%, from the average balance for the year ended December 31, 2012. A decrease in borrowed funds of $76.0 million during 2012 was a result of a payoff of FHLB advances.

        Interest income decreased $0.9 million, or 1.7%, to $53.3 million in 2014 from $54.2 million in 2013. Interest income in 2013 increased $2.8 million, or 5.4%, to $54.2 million from $51.4 million in 2012. Interest income declined in 2014 due primarily to lower yields in loans and investment securities, and despite higher volumes. In 2013, interest income rose due primarily to higher volumes in loans and investment securities, and despite lower yields. Central's yield on average earning assets was 4.96% in 2014 compared to 5.16% in 2013 and 5.23% in 2012. These declines were due to the historically lower rate environment resulting from the interest rate policy being pursued by the Federal Reserve.

        Interest expense decreased during 2014 by $0.7 million, or 11.2%, to $5.3 million from $6.0 million in 2013. Interest expense in 2013 decreased by $2.3 million, or 27.4%, from 2012. The decrease in interest expense during 2014 and the decrease in 2013 was due to the continued low interest rate environment coupled with lower volumes of interest-bearing deposits in 2014 and in 2013 the continued downward repricing of interest-bearing deposits. The average rate paid on interest-bearing liabilities was 0.66% in 2014 compared to 0.71% in 2013 and 0.98% in 2012.

        Net interest income, decreased 0.6% in 2014 to $48.0 million from $48.25 million in 2013. The lower rates paid on all categories of interest-bearing liabilities combined with their lower volumes; offset the lower yields on earning assets during 2014. Net interest income in 2013 increased by $3.5 million, or 7.8%, from 2012. Net interest margin, which is Central's net interest income expressed as a percentage of average earning assets was unchanged at 4.47% during 2014 compared to 4.59% in 2013, and was 4.39% in 2012. The net interest spread was 4.30% in 2014 compared to 4.45% in 2013 and 4.25% in 2012.

Provision for Loan Losses

        The provision for loan losses is a current charge against income and represents an amount which management believes is sufficient to maintain an adequate allowance for known and probable losses. In assessing the adequacy of the allowance for loan losses, management considers the size, composition, and quality of the loan portfolio measured against prevailing economic conditions, regulatory guidelines, historical loan loss experience and credit quality of the portfolio. When a determination is made by management to charge off a loan balance, such charge-off is recorded against the allowance for loan losses.

        Central's provision for loan losses was $0.2 million during 2014 compared to $3.3 million in 2013 and $3.8 million in 2012. The decrease in provision expense during 2014 was reflective of management's belief that the allowance for loan losses was adequate based on the inherent risk in the portfolio as of December 31, 2014. The higher level of provision expense during 2012 and 2013 than in 2014, was reflective of management's assessment of the then-current risk in the loan portfolio as compared to the allowance for loan losses. During 2012 and 2013, Central's net charge-offs were $6.3 million and $6.0 million, compared to $4.3 million in 2014. The reduction since 2013 in the level of charge-offs and provision expense is indicative of Central's belief that weak credits have been identified and adequately provided for. See further discussion of the nonperforming loans, under the Nonperforming Assets section.

Noninterest Income

        Total noninterest income declined to $5.8 million, a decrease of $5.5 million, from $11.2 million in 2013. Net gains on the sale of available for sale securities for the year ended December 31, 2014 decreased from $0.5 million for 2014 to $0.3 million for 2013. Mortgage origination declined to $1.3 million from $2.4 million in the year ended December 31, 2013, mainly due to a lower level of origination of loans sold on the secondary market, as refinancing activity slowed. As a result of changes in the estimated collectability of the indemnification asset from the FDIC, less FDIC indemnification income was recorded in 2014 by $4.0 million as compared to 2013.

        The decrease in noninterest income for 2013 compared to 2012 was primarily due to bargain purchase gains from business combinations recorded in 2012 of $5.8 million and mortgage origination fees decreasing by $0.7 million, or 21.7%, to $2.4 million for 2013, compared to $3.1 million for 2012. The drop in mortgage origination fees resulted from fewer loans being refinanced in 2013 compared to 2012.

Noninterest Expense

        In 2014 noninterest expense decreased $2.8 million, or 6.6%, Salaries and employee benefits decreased $1.3 million or 5.5% compared to 2013. Full-time equivalent employee levels were 306, 298 and 311 at December 31, 2014, 2013 and 2012, respectively. With the exception of a small increase in FDIC insurance and an increase in the amortization of the FDIC indemnification asset most other noninterest expense categories experienced a decline for the year ended December 31, 2014, compared with 2013.

        Noninterest expense increased $2.3 million, or 5.7%, in 2013 compared to 2012. Salaries and employee benefits increased $0.4 million, or 1.8%, primarily due to annual salary and benefit rate increases. Net occupancy and equipment increased $0.7 million, or 12.7%, from $5.2 million in 2012 to $5.9 million in 2013. This increase was a result of an upgrade to various data processing systems in 2013. Also, OREO costs went from $0.9 million in 2012 to $1.7 million in 2013, and then down to $0.4 million in 2014. This cost fluctuation is reflective of the OREO that was acquired in several purchased banks. This work-out activity has now slowed significantly.

Financial Condition—December 31, 2014 and 2013

Summary

        Central's total assets increased $26.6 million, or 2.3%, to $1.18 billion as of December 31, 2014 from $1.15 billion as of December 31, 2013. This increase resulted primarily from loan growth of $98.9 million. Central's loan-to-deposit ratio, increased to 84.9% at year-end 2014 compared to 76.9% at year-end 2013.

        Total liabilities increased by $19.3 million from December 31, 2013 to December 31, 2014. The change was primarily due to an increase in deposits of $18.3 million, or 1.8%, to $1.06 billion as of December 31, 2014 from $1.04 billion at December 31, 2013. The increase in deposits was concentrated in noninterest bearing demand deposits.

        Shareholders' equity increased by $7.3 million, primarily due to 2014 net income of $13.9 million, as well as an increase in accumulated other comprehensive income of $3.0 million, reflecting the market value change of Central's portfolio of investment securities available for sale. The increases were partially offset by the payment of $9.6 million in cash dividends to common shareholders.

(dollars in thousands)	December 31, 2014	December 31, 2013	$ Change	% Change
Assets
Investment securities available for sale	$128,475	$141,973	$(13,498)	–9.51%
Investment securities held to maturity	$38,834	$32,317	$6,517	20.17%
Net loans	$885,526	$782,556	$102,970	13.16%

Total Assets	$1,179,735	$1,153,131	$26,605	8.32%

Liabilities
Deposits:
Noninterest bearing	$302,953	$259,877	$43,076	16.58%
Interest bearing	$757,999	$782,770	$(24,771)	–3.16%

Total deposits	$1,060,952	$1,042,647	$18,305	1.76%

Subordinated Notes Payable	$24,672	$22,610	$2,062	9.12%
Notes Payable	$1,125	$1,291	$(166)	–12.86%

Total liabilities	$1,099,312	$1,080,003	$19,309	1.79%

Shareholders' equity	$80,423	$73,128	$7,295	9.98%

Total liabilities and Shareholders' equity	$1,179,735	$1,153,131	$26,604	2.31%

Investment Securities

        Central's investment securities portfolio is managed to provide both a source of liquidity and earnings. Investment securities serve as a source of liquidity, and the size of the portfolio varies along with fluctuations in levels of deposits and loans. Central's investment securities portfolio totaled $167.3 million at December 31, 2014 compared to $174.3 million at December 31, 2013. The decrease was due primarily to its need for liquidity as loan balances increased during 2014. Central's loan activity is discussed more fully in the Loans section while its deposits held are discussed more fully in the Deposits section.

        Securities available for sale are carried at fair value. As of December 31, 2014, the fair value of its securities available for sale was $128.5 million and the amortized cost was $129.7 million. There were $1.1 million of gross unrealized gains and $2.3 million of gross unrealized losses in its investment securities available for sale portfolio for a net unrealized gain of $1.2 million.

        U.S. government and agency securities as a percentage of total securities increased to 19.4% at December 31, 2014, from 18.3% at December 31, 2013. Investments in residential mortgage-backed securities increased to 67.7% of total securities at December 31, 2014, as compared to 63.5% of total securities at December 31, 2013. As of December 31, 2014 and 2013, Central's mortgage-backed and related securities portfolio consisted of securities backed by one- to four- family mortgage loans and underwritten to the standards of and guaranteed by the following government-sponsored agencies: FHLMC, FNMA and GNMA. The receipt of principal, at par, and interest on mortgage-backed securities is guaranteed by the respective government-sponsored agency guarantor, such that Central believes that its mortgage-backed securities do not expose it to credit-related losses.

        Central considers many factors in determining the composition of its investment portfolio including tax-equivalent yield, credit quality, duration, expected cash flows and prepayment risk, as well as the liquidity position and the interest rate risk profile of Central Bank.

        The composition of securities available for sale was as follows:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. government and federal agencies	$16,823	$4	$(393)	$16,434
GSE residential mortgage-backed securities	94,959	900	(1,645)	94,214
Corporate bonds	9,565	12	(143)	9,434
Obligations of states and political subdivisions	8,332	139	(78)	8,393

	$129,679	$1,055	$(2,259)	$128,475

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. government and federal agencies	$16,890	$6	$(874)	$16,022
GSE residential mortgage-backed securities	112,340	968	(3,403)	109,905
Corporate bonds	9,319	8	(677)	8,650
Obligations of states and political subdivisions	7,584	52	(240)	7,396

	$146,133	$1,034	$(5,194)	$141,973

        Securities held to maturity are carried at amortized cost. As of December 31, 2014, the amortized cost of these securities was $38.8 million and the estimated fair value was $39.2 million.

        The composition of securities held to maturity was as follows:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. government and federal agencies	$15,936	$64	$(458)	$15,542
GSE residential mortgage-backed securities	18,943	680	(1)	19,622
Corporate bonds	3,955	37	—	3,992

	$38,834	$781	$(459)	$39,156

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. government and federal agencies	$15,926	$—	$(1,253)	$14,673
GSE residential mortgage-backed securities	16,391	154	(183)	16,362

	$32,317	$154	$(1,436)	$31,035

        See Note 2. "Investment," and Note 17. "Fair Value Measurements" to Central's consolidated financial statements for additional information related to the investment portfolio.

        Contractual maturities of available-for-sale securities:

	December 31, 2014
	Amortized Cost	Estimated Fair Value
Due in less than one year	$2,132	$2,140
Due in one year through five years	16,531	16,151
Due in five years through 10 years	14,077	13,881
Due in more than 10 years	1,980	2,089
	34,720	34,261
GSE residential mortgage-backed securities	94,959	94,214

	$129,679	$128,475

        Contractual maturities of held-to-maturity securities:

	December 31, 2014
	Amortized Cost	Estimated Fair Value
Due in five years through 10 years	$19,891	$19,534
GSE residential mortgage-backed securities	18,943	19,622

	$38,834	$39,156

Loans

        The composition of loans (before deducting the allowance for loan losses), was as follows:

	Noncovered, December 31
	2014	2013
Commercial real estate	$402,677	$290,158
Commercial	102,332	85,988
Residential real estate	121,092	84,594
Home equity and junior lien	61,354	52,351
Construction loans	59,283	48,181
Consumer installment	12,429	9,385
Other	15,916	13,337
	775,083	583,994
Less allowance for loan losses	10,545	9,244

Loans, net	$764,538	$574,750

	Covered, December 31
	2014	2013
Commercial real estate	$61,857	$111,509
Commercial	5,455	17,469
Residential real estate	28,315	42,365
Home equity and junior lien	23,085	29,895
Construction loans	5,940	13,958
Consumer installment	97	421
Other	917	2,281
	125,666	217,898
Less allowance for loan losses	4,678	10,092

Loans, net	$120,988	$207,806

        Central's loan portfolio, before allowance for loan losses, increased 12.3% to $900.7 million as of December 31, 2014 from $801.9 million at December 31, 2013. A significant portion of the overall loan increase occurred in commercial real estate loans, which increased $62.9 million, or 15.7%, to $464.5 million as of December 31, 2014, from $401.7 million as of December 31, 2013. This growth was primarily due to increased activity with existing business customers and participations with other community banks. Residential real estate loans increased $22.4 million, or 17.7%, to $149.4 million as of December 31, 2014, from $127 million at December 31, 2013. Commitments under standby letters of credit, unused lines of credit and other conditionally approved credit lines, totaled approximately $132.9 million and $122.9 million as of December 31, 2014 and 2013, respectively.

        Central's loan to deposit ratio increased to 84.9% at year-end 2014 from 76.9% at the end of 2013. The increase in this ratio is reflective of the increased demand for loans in its market area.

Nonperforming Assets

        Interest on loans is accrued daily on the outstanding balances. For impaired loans, accrual of interest is discontinued on a loan when management believes, after considering collection efforts and other factors, that the borrower's financial condition is such that collection of interest is doubtful. Interest on these loans is recognized only when actually paid by the borrower if collection of the principal is likely to occur.

        Central determines a loan to be delinquent when payments have not been made according to contractual terms, typically evidenced by nonpayment of a monthly installment by the due date. The accrual of interest on loans is discontinued at the time the loan is 90 days delinquent, unless the credit is well secured and in the process of collection.

        Central experienced a significant decrease in total nonperforming assets during 2014 as compared to 2013. Total nonperforming assets were $20.5 million at December 31, 2014, compared to $43.9 million at December 31, 2013, a $23.4 million, or 53.3%, decrease. Nonperforming loans decreased $12.1 million during 2014, and nonperforming other assets (OREO) decreased $11.4 million. The largest category of nonperforming loans was commercial real estate loans, with a balance of $4.2 million at December 31, 2014. The remaining nonperforming loans consisted of $3.3 million residential real estate loans and $1.3 million construction loans. All other categories of nonperforming loans were $1.0 million or less. The decrease in OREO consisted of $15.1 million of sales in 2014 compared to $26.2 million in sales in 2013; however, loans transferred in to OREO was $5.1 million in 2014 compared to $17.0 million in 2013. All of the OREO property was acquired through foreclosures and Central is actively working to sell all properties held as of December 31, 2014. Other real estate is carried at the lower of cost or fair value less estimated costs of disposal. Additional discounts could be required to market and sell the properties, resulting in a write down through expense.

        Recorded investment in nonaccrual loans and loans past due 90 days or more and still accruing interest by class of loans are as follows:

	Noncovered, December 31, 2014		Covered, December 31, 2014
	Nonaccrual	Loans Past Due 90 Days or More and Still Accruing	Nonaccrual	Loans Past Due 90 Days or More and Still Accruing
Commercial real estate	$535	$—	$3,642	$—
Commercial	144	—	—	—
Residential real estate	1,610	—	1,654	—
Home equity and junior lien	227	—	425	—
Construction loans	457	—	840	—
Consumer installment	90	—	—	—
Other	1,031	—	—	—

Total	$4,094	$—	$6,561	$—

	Noncovered, December 31, 2013		Covered, December 31, 2013
	Nonaccrual	Loans Past Due 90 Days or More and Still Accruing	Nonaccrual	Loans Past Due 90 Days or More and Still Accruing
Commercial real estate	$982	$—	$9,224	$—
Commercial	308	—	2,378	—
Residential real estate	693	—	4,947	—
Home equity and junior lien	628	—	1,159	—
Construction loans	465	—	821	—
Consumer installment	70	—	1	—
Other	1,031	—	—	—

Total	$4,177	$—	$18,530	$—

        Nonperforming loans decreased from $22.7 million, or 2.83% of total bank loans, at December 31, 2013, to $10.7 million, or 1.18% of total bank loans, at December 31, 2014. Central had a recorded investment of $15.2 million and $21.1 million in impaired loans which were modified in a troubled debt restructuring as of December 31, 2014 and 2013, respectively. Central modified 31 and 21 loans through rate reductions in 2014 and 2013, respectively. The remaining 24 and 29 noncovered loan modifications in 2014 and 2013, respectively, were extensions of maturities. In 2014, seven troubled debt restructurings totaling $0.8 million subsequently defaulted compared to 22 loans totaling $5.7 million which subsequently defaulted in 2013.

        A loan is considered to be impaired when, based on current information and events, it is probable that Central will not be able to collect all amounts due. The accrual of interest income on impaired loans is discontinued when there is reasonable doubt as to the borrower's ability to meet contractual payments of interest or principal. Interest income on these loans is recognized to the extent interest payments are received and the principal is considered fully collectible.

        The gross interest income collected and recognized in interest income in the years ended December 31, 2014, 2013 and 2012 on impaired loans was $3.8 million, $3.7 million, and $3.4 million, respectively.

        In addition to the non-performing and past due loans mentioned above, Central also has identified loans for which management has concerns about the ability of the borrowers to meet existing repayment terms. The loans are generally secured by either real estate or other borrower assets; reducing the potential for loss should they become non-performing. Although these loans are generally identified as potential problem loans, it is possible that they will not become non-performing loans.

Allowance for Loan Losses

        The following table shows activity affecting the allowance for loan losses:

	2014 Noncovered
	Commercial Real Estate	Commercial	Residential Real Estate	Home Equity and Junior Lien	Construction Loans	Consumer Installment	Other	Total
Balance, beginning	$3,306	$1,429	$1,493	$816	$1,724	$369	$107	$9,244
Charge-offs	(8)	(198)	(121)	(189)	(10)	(62)	—	(588)
Recoveries	26	8	18	2	57	4	—	115
Provision for loan losses	1,140	412	630	186	(624)	5	25	1,774

Balance, ending	$4,464	$1,651	$2,020	$815	$1,147	$316	$132	$10,545

	2013 Noncovered
	Commercial Real Estate	Commercial	Residential Real Estate	Home Equity and Junior Lien	Construction Loans	Consumer Installment	Other	Total
Balance, beginning	$4,105	$2,019	$1,905	$1,002	$2,260	$330	$313	$11,934
Charge-offs	(166)	(63)	(272)	(173)	(543)	(113)	—	(1,330)
Recoveries	35	3	9	42	80	2	1	172
Provision for loan losses	(668)	(530)	(149)	(55)	(73)	150	(207)	(1,532)

Balance, ending	$3,306	$1,429	$1,493	$816	$1,724	$369	$107	$9,244

	2014 Covered
	Commercial Real Estate	Commercial	Residential Real Estate	Home Equity and Junior Lien	Construction Loans	Consumer Installment	Other	Total
Balance, beginning	$4,548	$2,031	$1,637	$1,118	$712	$8	$38	$10,092
Charge-offs	(1,933)	(523)	(569)	(587)	(227)	(29)	—	(3,868)
Recoveries	—	—	4	1	0	2	—	7
Provision for loan losses	(40)	(1,330)	(311)	104	23	27	(26)	(1,553)

Balance, ending	$2,575	$178	$761	$636	$508	$8	$12	$4,678

	2013 Rollforward—Covered
	Commercial Real Estate	Commercial	Residential Real Estate	Home Equity and Junior Lien	Construction Loans	Consumer Installment	Other	Total
Balance, beginning	$3,708	$2,714	$1,228	$1,008	$1,311	$47	$58	$10,074
Charge-offs	(2,205)	(340)	(909)	(375)	(1,018)	(33)	(3)	(4,883)
Recoveries	32	2	1	2	2	—	—	39
Provision for loan losses	3,013	(345)	1,317	483	417	(6)	(17)	4,862

Balance, ending	$4,548	$2,031	$1,637	$1,118	$712	$8	$38	$10,092

        Central utilizes an internal asset classification system as a means of reporting problem and potential problem loans. Under its risk-rating system, Central classifies problem and potential problem loans as "Special Mention," "Substandard" and "Doubtful," which correspond to risk ratings six, seven and eight, respectively. Substandard loans, risk-rated seven, include those characterized by the distinct possibility that Central will sustain some loss if the deficiencies are not corrected. Loans classified as Doubtful, or risk-rated eight, have all the weaknesses inherent in those classified as Substandard with the added characteristic that the weaknesses present make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. Loans that do not currently expose Central to sufficient risk to warrant classification in one of the aforementioned categories but possess weaknesses that deserve management's close attention, are deemed to be Special Mention, or risk-rated six. Risk ratings are updated any time the situation warrants.

        There were no changes to Central's methodology for determining the allowance for loan losses during the year ended December 31, 2014. Classified and impaired loans are reviewed per the requirements of FASB ASC Topic 310. Central reviews all impaired and nonperforming loans individually on a quarterly basis to determine their level of impairment due to collateral deficiency or insufficient cash-flow based on a discounted cash-flow analysis. Loans 90+ days past due that are still accruing interest are reviewed no less than quarterly to determine if there is a strong reason that the credit should not be placed on non-accrual.

Intangible Assets

        Goodwill represents the excess of the purchase price over the fair value of net assets acquired in the Bank of Naples and First National Bank of Barron acquisition occurring on July 13, 2012 and April 11, 2014, respectively. Goodwill will be subject to an impairment test at least on an annual basis. Central did not recognize any goodwill impairment in 2014 or 2013.

        As a result of its acquisitions, Central has other intangible assets consisting of core deposit intangibles that had, as of December 31, 2014 and 2013, a remaining weighted-average amortization period of approximately 1.73 and 2.09 years, respectively.

        Intangible assets totaled $0.5 million and $0.8 million at December 31, 2014 and 2013, respectively. Intangible assets declined by $0.3 million during the year ended December 31, 2014, due to core deposit amortization during the year. There was no impairment charges during 2014 or 2013 related to its other intangible assets.

Deposits

        The deposit portfolio grew $18.3 million, or 1.8%, in 2014 to $1.06 billion at December 31, 2014 from $1.04 billion at December 31, 2014. There was a notable shift in the makeup of the deposit portfolio as customer's moved money out of time deposits to demand and savings deposits. Noninterest bearing demand deposits increased $43.1 million or 16.6% in 2014 to $303.0 million from $259.9 million. Money market and savings accounts also increased during the year from $480.0 million at December 31, 2013 to $486.8 million at December 31, 2014. Time certificates, on the other hand, decreased $31.5 million or 10.4% from a December 31, 2013 balance of $302.7 million to a balance of $271.2 million at December 31, 2014.

        Composition of deposits:

	December 31
	2014	2013
Noninterest-bearing demand deposits	$302,953	$259,877
Money market NOW accounts and savings accounts	486,769	480,023
Time Deposits	271,230	302,747

	$1,060,952	$1,042,647

        Included in the totals above are approximately $257.1 million and $240.3 million of deposits that meet or exceed the FDIC insurance limit of $250,000 as of December 31, 2014 and 2013, respectively.

        Scheduled maturities of time deposits are as follows:

Years Ending December 31,
2015	$164,980
2016	71,622
2017	20,865
2018	6,426
2019	7,337

$271,230

Short-Term Borrowings

        Securities sold under agreements to repurchase remained consistent with a December 31, 2014 balance of $5.3 million compared to a December 31, 2013 balance of $5.5 million. Central has pledged certain investment securities with a fair value of $10.7 million and $12.3 million at December 31, 2014 and 2013, respectively. The agreements mature daily and carry a weighted-average interest rate of 1.43% and 2.55% at December 31, 2014 and 2013, respectively.

Long-term Debt and Other Borrowings

        Long-term debt is in the form of subordinated debentures and junior subordinated debentures that have been issued to a statutory trust that issued trust preferred securities.

Subordinated Notes Payable

	December 31
	2014	2013
Subordinated note payable due to a related entity, CBI Capital Trust II, interest paid quarterly, variable rate at one-month LIBOR plus 3.50% (3.65% at December 31, 2014). The subordinated debt matures on March 15, 2038.(1)	$7,217	$7,217
Subordinated note payable due to a related entity, CBI Capital Trust III, interest paid quarterly, variable rate at three-month LIBOR plus 3.75% (3.98% December 31, 2014). The subordinated debt matures on September 30, 2039.(1)	3,093	3,093
Subordinated note payable due to a related entity, Barron Investment Capital Trust I, interest paid quarterly, variable rate at three-month LIBOR plus 2.15% (2.38% at December 31, 2014). The subordinated debt matures on September 30, 2036.(1)	2,062	—
Subordinated note payable due to 1907 EJF Fund, LTD, interest paid semiannually, fixed rate of 8.75%. The subordinated debt matures on June 28, 2023.(2)	12,300	12,300

	$24,672	$22,610

(1)
Central has formed three statutory business trusts, CBI Capital Trust II and III and Barron Investments Capital Trust I, under the laws of the state of Delaware, which exist for the exclusive purposes of (i) issuing trust securities representing undivided beneficial interests in the assets of the trust; (ii) investing the gross proceeds of the trust securities in junior subordinated deferrable interest debentures (subordinated debentures); and (iii) engaging in only those activities necessary or incidental thereto. CBI Capital Trust III, which has outstanding subordinated debentures of $3.1 million at December 31, 2014, has issued 3,000 preferred securities shares of the Trust to

  CBS LLC, a related party of Central. These shares were issued at a par value of $1,000 and were offered at terms comparable to those offered to other parties not affiliated with Central. For regulatory capital purposes, these trust securities qualify as a component of Tier 1 capital.

(2)
The subordinated note purchase agreement with 1907 EJF Fund, LTD contains certain covenants regarding, among other matters, a requirement to maintain an "adequately capitalized" status and maintain a debt-to-equity ratio of 35% or less. The agreement also contains a clause to obtain prior approval before payments of dividends and distributions in excess of the rolling 12-month aggregated earnings, beginning March 31, 2014. The debt may be prepaid, subject to varying prepayment penalties, in full if the lender opts not to consent to Central's request to exceed the dividend and distribution payment covenants or the debt-to-equity covenants. After 2021, the debt may be prepaid, without penalty, in full if the lender opts not to consent to Central's request to exceed the limits in the covenants of the agreement.

Notes Payable

	December 31
	2014	2013
Variable-rate term loan from US Bank, interest rate of one-month LIBOR plus 2.00% (2.15% at December 31, 2014), principal payments of $41,667 plus outstanding interest due quarterly, remaining outstanding principal and interest due at maturity on April 30, 2015	$1,125	$1,291

Total	$1,125	$1,291

        The revolving and term note debt payable to US Bank is secured by 100% of the stock of the Bank. The agreement contains restrictions regarding, among other matters, a requirement to maintain "well-capitalized" status; a requirement to not exceed certain ratios of noncurrent loans, classified assets, and OREO to capital; a minimum allowance for loan losses as a percent of total loans; and a minimum fixed charge coverage ratio. Central was in compliance with the requirements of the agreement as of December 31, 2014 and 2013.

Off-Balance Sheet Transactions

        During the normal course of business, Central becomes a party to financial instruments with off-balance-sheet risk in order to meet the financing needs of its customers. These financial instruments include commitments to make loans and open-ended revolving lines of credit. Central follows the same credit policy (including requiring collateral, if deemed appropriate) to make such commitments as is followed for those loans that are recorded in its financial statements. Central's exposure to credit losses in the event of nonperformance is represented by the contractual amount of the commitments. Central's management does not expect any significant losses as a result of these commitments. Off-balance-sheet transactions are more fully discussed in Note 13 to Central's consolidated financial statements.

        The following table summarizes Central's off-balance-sheet commitments by expiration period, as of December 31, 2014:

	December 31
	2014	2013
Commitments to extend credit	$128,887	$118,665
Standby letters of credit	4,023	4,283

	$132,910	$122,948

Capital Resources

        The Federal Reserve uses capital adequacy guidelines in its examination and regulation of bank holding companies and their subsidiary banks. Risk-based capital ratios are established by allocating assets and certain off-balance-sheet commitments into four risk-weighted categories. These balances are then multiplied by the factor appropriate for that risk-weighted category. The guidelines require bank holding companies and their subsidiary banks to maintain a total capital to total risk-weighted asset ratio of not less than 8.00%, of which at least one half must be Tier 1 capital, and a Tier 1 leverage ratio of not less than 4.00%. As of December 31, 2014, Central had a total capital to total risk-weighted asset ratio of 12.53%, a Tier 1 capital to risk-weighted asset ratio of 11.28% and a Tier 1 leverage ratio of 7.88%; Central Bank had ratios of 13.59%, 12.34%, and 8.62%, respectively. Central Bank exceeds the regulatory capital guidelines necessary to be considered well-capitalized.

Liquidity

        Liquidity management involves the ability to meet the cash flow requirements of depositors and borrowers. Central conducts liquidity management on both a daily and long-term basis. Central adjusts its investments in liquid assets based upon management's assessment of expected loan demand, projected loan sales, expected deposit flows, yields available on interest-bearing deposits, and the objectives of its asset/liability management program. Excess liquidity is invested according to its investment policy and managed to policy parameters detailed in its asset-liability policy.

        Central's most liquid assets are cash and due from banks, interest-bearing bank deposits, and federal funds sold. The balances of these assets are dependent on its operating, investing, lending, and financing activities during any given period.

        Generally, Central's principal sources of funds are deposits, principal repayments on loans, proceeds from the sale of loans, cash flow from its investment portfolio, Central's Federal Funds lines of credit, and funds provided by operations. While scheduled loan amortization and maturing interest-bearing deposits are relatively predictable sources of funds, deposit flows and loan prepayments are greatly influenced by economic conditions, the general level of interest rates, and competition. Central utilized particular sources of funds based on comparative costs and availability. Central Bank is a member of the Federal Home Loan Bank system and utilizes it as a secondary source of liquidity. At December 31, 2014 and 2013, Central had no advances from the FHLB outstanding, although its borrowing capacity was $92.0 million at December 31, 2014.

        Net cash provided by operations was another major source of liquidity. The net cash provided by operating activities was $4.2 million for the year ended December 31, 2014. The net cash used in operating activities was $5.7 million for the year ended December 31, 2013.

Recent Accounting Pronouncements

        In April 2014, the FASB issued ASU No. 2014-04, Receivables—Troubled Debt Restructurings by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer

Mortgage Loans Upon Foreclosure. This ASU provides guidance on when a loan should be derecognized and collateral assets recognized during an in substance repossession or foreclosure. The objective of this ASU is to eliminate diversity in practice related to the topic. The ASU states creditors are considered to have physical possession of residential real estate property when either the creditor obtains title for the property or the borrower transfers all interest in the property through a deed or other legal agreement. When physical possession occurs, the loan should be derecognized and collateral assets recognized. This update is effective for annual and interim periods beginning after December 15, 2014, and is not expected to have a material impact on Central's consolidated financial statements.

        In September 2014, the FASB issued ASU No. 2014-09, Revenue Recognition—Revenue from Contracts with Customers (Topic 606). This ASU provides guidance on when to recognize revenue from contracts with customers. The objective of this ASU is to eliminate diversity in practice related to this topic and to develop guidance that would streamline and enhance revenue recognition requirements. The ASU defines five steps to recognize revenue including, identify the contract with a customer, identify the performance obligations in the contract, determine a transaction price, allocate the transaction price to the performance obligations and then recognize the revenue when or as the entity satisfies a performance obligation. This update is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period, and Central is currently assessing the potential impact to the consolidated financial statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock at February 11, 2015, by each director, by each named executive officer of the Company, and by all directors and executive officers of the Company as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act'), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of February 11, 2015. Percentage of common stock outstanding before the Merger is based on 8,358,473 shares of our common stock outstanding as of February 11, 2015, and percentage of common stock outstanding after the Merger assumes the issuance of 2,723,083 shares of our common stock in connection with the Merger.

	Before the Merger			After the Merger
Name of Individual or Number of Individuals in Group	Amount and Nature of Beneficial Ownership(1),(2)		Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Nominees:
Charles N. Funk	80,790	(3)	1.0%	80,790	*
Richard R. Donohue	31,265	(4)	*	31,265	*
Patricia A. Heiden	110		*	110	*
Barbara J. Kniff-McCulla	6,512	(5)	*	6,512	*
Robert J. Latham	125,983	(6)	1.5%	125,983	1.1%
Tracy S. McCormick	81,439		1.0%	81,439	*
Kevin W. Monson	74,435		*	74,435	*
John P. Pothoven	83,022	(7)	1.0%	83,022	*
William N. Ruud	—		*	—	*
Richard J. Schwab	3,059	(8)	*	3,059	*
Stephen L. West	27,685		*	27,685	*
R. Scott Zaiser	10,822	(9)	*	10,822	*
Other Named Executive Officers
Susan R. Evans	14,561	(10)	*	14,561	*
Kent L. Jehle	27,858	(11)	*	27,858	*
Gary J. Ortale	23,871	(12)	*	23,871	*
James M. Cantrell	4,944	(13)	*	4,944	*
All directors and executive officers as a group (16 persons)	596,356		7.1%	596,356	5.4%

*
Indicates that the individual or entity owns less than one percent of the Company's common stock.

(1)
The total number of shares of common stock issued and outstanding on February 11, 2015 was 8,358,473.

(2)
The information contained in this column is based upon information furnished to us by the persons named above and as shown on our transfer records. The nature of beneficial ownership for shares shown in this column, unless otherwise noted, represents sole voting and investment power.

(3)
Includes 2,897 shares allocated to his ESOP account. Also includes options to purchase 7,500 shares of common stock exercisable within 60 days of February 11, 2015.

(4)
Includes 19,375 shares owned by Mr. Donohue's spouse.

(5)
Includes 3,843 shares held in a revocable grantor trust. Also includes options to purchase 2,669 shares of common stock exercisable within 60 days of February 11, 2015.

(6)
Includes 8,077 shares owned by Mr. Latham's spouse in an IRA account, 4,725 shares held in a trust by Mr. Latham's spouse, and 19,405 shares held in an IRA for Mr. Latham. 54,181 shares are pledged in respect to a lending arrangement.

(7)
Includes 300 shares owned as custodian for a grandchild and 50,005 shares held in an IRA. Also includes 3,415 shares owned by Mr. Pothoven's spouse and 1,488 shares in his spouse's ESOP account.

(8)
Includes 2,559 shares held in an IRA for Mr. Schwab.

(9)
Includes 121 shares owned by a corporation over which Mr. Zaiser has control. Also includes options to purchase 3,047 shares of common stock exercisable within 60 days of February 11, 2015.

(10)
Includes 2,323 shares allocated to her ESOP account. Also includes options to purchase 2,200 shares of common stock exercisable within 60 days of February 11, 2015.

(11)
Includes 2,623 shares allocated to his ESOP account, 2,300 shares held in an IRA, 1,000 shares held by his spouse, and 7,400 shares owned by a family limited liability corporation for which Mr. Jehle has voting and investment power. Also includes options to purchase 4,500 shares of common stock exercisable within 60 days of February 11, 2015. Includes 11,460 shares pledged in respect to a lending arrangement.

(12)
Includes 1,500 shares held in his spouse's IRA, over which he has shared voting and investment power, 10,000 shares held in his IRA, and 2,222 shares allocated to his ESOP account. Also includes options to purchase 5,800 shares of common stock exercisable within 60 days of February 11, 2015.

(13)
Includes 1,031 shares allocated to his ESOP account and 500 shares held in his IRA.

        Other Beneficial Owners.    The following table sets forth certain information on each person known to the Company to be the beneficial owner of more than 5% of the Company's common stock. The ownership information is as of February 11, 2015.

	Before the Merger			After the Merger
Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class
John S. Koza	883,466	(2)	10.6%	883,466	8.0%
209 Lexington Avenue Iowa City, Iowa 52246

(1)
The total number of shares of common stock issued and outstanding on February 11, 2015 was 8,358,473.

(2)
Includes 60,325 shares owned by Mr. Koza's spouse and 619,560 shares held in trusts over which Mr. Koza serves as the trustee. Mr. Koza retired from the Board in April 2014 and now serves as Director Emeritus.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD AND
NOMINATION AND PROPOSAL PROCEDURES

General Communications with the Board

        Shareholders may contact the Company's board of directors by contacting the Corporate Secretary at MidWestOne Financial Group, Inc., 102 South Clinton Street, P.O. Box 1700, Iowa City, Iowa 52244-1700 or (319) 356-5800. All communications will be forwarded directly to either the Chairman of the Board, the chairman of the Audit Committee or the Chief Executive Officer, as appropriate, unless they are primarily commercial in nature or related to an improper or irrelevant topic.

Nominations for Director

        In accordance with our bylaws, a shareholder may nominate a director for election to the board at an annual meeting of shareholders by delivering written notice of the proposed director nomination to our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days in advance of the first anniversary date (month and day) of the previous year's annual meeting. However, because the Company anticipates holding its 2015 annual meeting in June of 2015, which will be more than 30 days after the anniversary of the last year's meeting, we will announce, in a Form 8-K, the date by which shareholder nominees for director for the 2015 annual meeting need to be received by the Company. Such nominations must include the following information with respect to each nominee: name; age; business and residential address; principal occupation or employment; the class and number of shares of the Company's stock which are beneficially owned by him or her; and any other information relating to him or her that would be required to be disclosed on Schedule 13D pursuant to regulations under the Exchange Act. In addition, the following information about the shareholder making the nomination must be included: name and address; name and principal address of any other beneficial shareholders known by him or her to support the shareholder's nominee; and the class and number of shares of the Company's stock which are beneficially owned by all such persons. Our board of directors may reject any nomination by a shareholder, and the proposed nomination will not be accepted if presented at the shareholder meeting, if such nomination is not timely made in accordance with the foregoing requirements.

Other Shareholder Proposals

        In accordance with our bylaws, a shareholder may propose other business to be considered at an annual meeting of shareholders by delivering written notice of the proposed business to our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days in advance of the first anniversary date (month and day) of the previous year's annual meeting. Such notice to the Corporate Secretary must include: a brief description of the business desired to be brought before the annual meeting; the reasons for conducting such business at the annual meeting; any material interest in such business of such shareholder; and the beneficial owner, if any, on whose behalf the proposal is made. In addition, the following information about the shareholder making the proposal must be included: name and address of the shareholder and any other beneficial owner on whose behalf the proposal is brought; and the class and number of shares of the Company's capital stock that are owned beneficially and of record by all such persons. Our board of directors may reject any proposal by a shareholder, and the proposal will not be accepted if presented at the shareholder meeting, if such proposal is not timely made in accordance with the foregoing requirements.

        For all other shareholder proposals to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of shareholders to be held in 2015, pursuant to our bylaws shareholder proposals normally would have needed to be received by our Corporate Secretary, at the above address, no later than November 14, 2014 and must otherwise comply with the rules and regulations set forth by the SEC. However, because the Company anticipates holding its 2015 annual meeting in June of 2015, which will be more than 30 days after the anniversary of last year's meeting, the SEC regulations provide that any proposals need to be received in a reasonable time before the Company prints and sends its proxy materials. For the 2015 annual meeting, the Company would appreciate notice of any such proposals prior to April 1, 2015.

WHERE YOU CAN FIND MORE INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. As a result, the Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at its public reference room at 100 F Street NE, Washington, DC 20549. You can call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. The Company's SEC filings are also available free of charge to the public at the website maintained by the SEC at www.sec.gov, as well as on our website at www.midwestone.com. Information on the Company's website is not incorporated by reference herein, and the Company's web address is included as an inactive textual reference only. Upon written or oral request of any person, the Company will provide, without charge and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents incorporated herein by reference, other than exhibits to the documents, unless the exhibits are specifically incorporated by reference into the documents that this proxy statement incorporates. Requests for copies in writing or by telephone should be directed to:

MidWestOne Financial Group, Inc.
Attn: Corporate Secretary
102 South Clinton Street, P.O. Box 1700
Iowa City, Iowa 52244-1700
(319) 356-5800

        The SEC allows the Company to "incorporate by reference" the information we file with the SEC, which means that the Company can disclose important information to you by referring to our other filings with the SEC. The information incorporated by reference is considered a part of this proxy statement, and information that the Company files later with the SEC will automatically update and supersede the information contained in this proxy statement. The Company incorporates by reference the following documents the Company has filed and will file after the date hereof with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, other than information in these documents that is not deemed to be filed with the SEC:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 5, 2015; and

  •
  our Current Reports on Form 8-K filed with the SEC on February 9, 2015.

        A statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference into this proxy statement will be deemed to be modified or superseded to the extent that a statement contained in any subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes that statement. Any statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. The information contained in this proxy statement with respect to the Company was provided by the Company and the information contained in this proxy statement with respect to Central was provided by Central.

* * * * *

ALL SHAREHOLDERS ARE URGED TO SIGN AND MAIL THEIR PROXIES PROMPTLY.

Central Bancshares, Inc.
and Subsidiary

Consolidated Financial Report

December 31, 2014

Contents

Independent Auditor’s Report	F-1-2

Consolidated Financial Statements

Consolidated balance sheets	F-3-4

Consolidated statements of income	F-5

Consolidated statements of comprehensive income	F-6

Consolidated statements of stockholders’ equity	F-7

Consolidated statements of cash flows	F-8-9

Notes to consolidated financial statements	F-10-57

Independent Auditor’s Report

To the Board of Directors and Audit Committee

Central Bancshares, Inc. and Subsidiary

Golden Valley, Minnesota

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Central Bancshares, Inc. and Subsidiary (the Company), which comprise the consolidated balance sheets as of December 31, 2014 and 2013; the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the years then ended; and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Central Bancshares, Inc. and Subsidiary as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Minneapolis, Minnesota

March 5, 2015

Central Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

December 31, 2014 and 2013

(In Thousands, Except Share Data)

Assets	2014	2013

Cash	$26,039	$26,814
Interest-bearing deposits in Federal Reserve Bank	30,502	67,210
Total cash and cash equivalents	56,541	94,024

Certificate of deposit	839	839

Federal funds sold	—	1,006

Available-for-sale securities	128,475	141,973

Securities held to maturity, at amortized cost	38,834	32,317

Loans held for sale	1,886	2,681

Loans:
Noncovered loans, net of allowance for loan losses	764,538	574,750
Covered loans, net of allowance for loan losses	120,988	207,806
Net loans	885,526	782,556

Investment in restricted stock	1,603	1,499
Premises and equipment, net	30,975	29,329
Other real estate owned (OREO), net, including covered OREO of $4,833 and $17,389 at December 31, 2014 and 2013, respectively	9,819	21,177
FDIC indemnification asset, net	11,700	33,930
Bank-owned life insurance	6,802	5,631
Accrued interest receivable	3,199	2,903
Other assets	2,497	2,011
Goodwill	525	437
Other intangible assets, net	514	818
	67,634	97,735
	$1,179,735	$1,153,131

See Notes to Consolidated Financial Statements.

Central Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

December 31, 2014 and 2013

(In Thousands, Except Share Data)

Liabilities and Stockholders’ Equity	2014	2013
Liabilities
Deposits:
Noninterest-bearing	$302,953	$259,877
Interest-bearing	757,999	782,770
Total deposits	1,060,952	1,042,647

Short-term borrowings	5,278	5,506
Subordinated notes payable	24,672	22,610
Notes payable	1,125	1,291
Accrued interest payable	1,054	1,291
Other liabilities	6,231	6,658
Total liabilities	1,099,312	1,080,003

Commitments, Contingencies and Credit Risk (Note 13)

Stockholders’ Equity
Common stock, par value $1.00 per share; 10,000 shares authorized; 6,500 shares issued and outstanding	6	6
Additional paid-in capital	3,407	3,407
Retained earnings	78,214	73,875
Accumulated other comprehensive loss	(1,204)	(4,160)
Total stockholders’ equity	80,423	73,128
	$1,179,735	$1,153,131

See Notes to Consolidated Financial Statements.

Central Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

Years Ended December 31, 2014 and 2013

(In Thousands)

	2014	2013
Interest income:
Loans	$49,559	$50,902
Securities	3,591	3,076
Federal funds sold and other	144	252
	53,294	54,230

Interest expense:
Deposits	3,682	4,850
Short-term borrowings	76	77
Subordinated notes payable	1,513	947
Notes payable	34	101
	5,305	5,975

Net interest income	47,989	48,255

Provision for loan losses	221	3,330
Net interest income after provision for loan losses	47,768	44,925

Noninterest income:
Service charges and other fees	3,980	3,644
FDIC indemnification income (expense)	(1,145)	2,848
Gain on sales of loans	1,333	2,424
Net gain on available-for-sale securities	256	461
Other	1,370	1,872
	5,794	11,249

Noninterest expenses:
Salaries and employee benefits	22,326	23,635
Occupancy and equipment	5,065	5,922
Data processing	1,515	1,844
FDIC insurance and assessments	896	808
OREO, net	376	1,726
Other	9,445	8,453
	39,623	42,388
Net income	$13,939	$13,786

See Notes to Consolidated Financial Statements.

Central Bancshares, Inc. and Subsidiary

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2014 and 2013

(In Thousands)

	2014	2013

Net income	$13,939	$13,786
Other comprehensive income:
Change in unrealized gain (loss) on available-for-sale securities	2,956	(6,231)
Comprehensive income	$16,895	$7,555

See Notes to Consolidated Financial Statements.

Central Bancshares, Inc. and Subsidiary

Consolidated Statements of Stockholders’ Equity

Years Ended December 31, 2014 and 2013

(In Thousands, Except Share Data)

					Accumulated
	Common Stock		Additional		Other
		Par	Paid-In	Retained	Comprehensive
	Shares	Value	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 2012	6,500	$6	$3,407	$69,661	$2,071	$75,145
Net income	—	—	—	13,786	—	13,786
Other comprehensive loss	—	—	—	—	(6,231)	(6,231)
Dividends	—	—	—	(9,572)	—	(9,572)
Balance, December 31, 2013	6,500	6	3,407	73,875	(4,160)	73,128
Net income	—	—	—	13,939	—	13,939
Other comprehensive income	—	—	—	—	2,956	2,956
Dividends	—	—	—	(9,600)	—	(9,600)
Balance, December 31, 2014	6,500	$6	$3,407	$78,214	$(1,204)	$80,423

See Notes to Consolidated Financial Statements.

Central Bancshares, Inc. and Subsidiary

Consolidated Statements of Cash Flows

Years Ended December 31, 2014 and 2013

(In Thousands)

	2014	2013
Cash Flows From Operating Activities
Net income	$13,939	$13,786
Adjustments to reconcile net income to net cash used in operating activities:
Provision for loan losses	221	3,330
FDIC indemnification (income) expense	1,145	(2,848)
Depreciation	1,840	1,760
Net amortization and accretion of bond premiums and discounts	618	939
Net accretion of loans accretable interest discount	(14,080)	(31,589)
Net accretion of FDIC indemnification asset fair value discount	(50)	(239)
Gain on available-for-sale securities	(256)	(461)
Originations of loans held for sale	(84,624)	(101,174)
Proceeds from sale of loans held for sale	86,752	112,106
Gain on sale of loans held for sale	(1,333)	(2,424)
Amortization of intangible assets	304	359
Loss on sale and write-down of other real estate owned, net	1,421	3,839
Other, net	(972)	(3,130)
Net cash provided by (used in) operating activities	4,925	(5,746)

Cash Flows From Investing Activities
Net decrease in investments in certificates of deposit	—	47
Net decrease in federal funds sold	1,719	2,229
Purchases of securities available for sale	(4,032)	(65,751)
Proceeds from sales and maturities of available-for-sale securities	26,591	36,443
Purchases of securities held to maturity	(7,027)	(26,831)
Proceeds from maturities of securities held to maturity	510	9,777
Net increase in loans	(66,807)	(1,415)
Purchases of premises and equipment	(1,285)	(1,984)
Proceeds from sale of other real estate owned	15,086	26,248
Net change in FDIC indemnification loss share agreements	21,135	37,686
Net cash proceeds received in acquisitions (Note 2)	2,573	—
Net (increase) decrease in restricted stock	(104)	964
Net cash provided by (used in) investing activities	(11,641)	17,413

Cash Flows From Financing Activities
Increase (decrease) in short-term borrowings	(228)	932
Net increase in deposits	(19,773)	(60,581)
Proceeds from subordinated debentures	—	12,300
Payments on notes payable	(1,166)	(4,917)
Cash dividends paid on common stock	(9,600)	(9,572)
Net cash used in financing activities	(30,767)	(61,838)

Net change in cash and cash equivalents	(37,483)	(50,171)

Cash and Cash Equivalents
Beginning	94,024	144,195
Ending	$56,541	$94,024

(Continued)

Central Bancshares, Inc. and Subsidiary

Consolidated Statements of Cash Flows (Continued)

Years Ended December 31, 2014 and 2013

(In Thousands)

	2014	2013
Supplemental Disclosures of Cash Flow Information
Cash payments for interest	$5,542	$6,455

Supplemental Schedule of Noncash Investing Activities
Loans transferred to other real estate owned	$5,149	$16,977

Supplemental Schedule of Noncash Investing Activities—Acquisitions
Assets acquired:
Cash and cash equivalents	$4,294	$—
Investment securities available for sale	6,467	—
Loans, net of discount	27,455	—
Other real estate owned	35	—
Other assets	4,656	—
Goodwill	88	—
Total assets acquired	42,995	—

Liabilities assumed:
Deposits	38,078	—
Notes payable	1,000
Subordinated notes payable	2,062	—
Accrued expenses and other liabilities	134	—
Total liabilities assumed	41,274	—
Consideration paid	$1,721	$—

See Notes to Consolidated Financial Statements.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 1.                                  Summary of Significant Accounting Policies

Nature of business: Central Bancshares, Inc. is a one-bank holding company. Its wholly owned subsidiary, Central Bank (Bank), is a state-chartered commercial bank with offices located in Centerville, Chisago, Coon Rapids, Eden Prairie, Forest Lake, Golden Valley, Minneapolis, Newport, Otsego, St. Michael, St. Paul, South St. Paul, Stillwater, White Bear Lake and Woodbury, Minnesota; Hudson, Osceola, St. Croix Falls, Rice Lake and Barron, Wisconsin; and Naples and Fort Meyers, Florida. The Bank provides commercial and retail loan and deposit services principally to customers within the Minneapolis-St. Paul metropolitan area of Minnesota, western Wisconsin and the southwest area of Florida (Florida comprises approximately 9 percent of consolidated assets and operations).

Basis of financial statement presentation and accounting estimates: The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated balance sheet and revenues and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, estimated credit losses on purchased impaired loans, fair value estimates on the acquired banks (Note 2), valuation of the FDIC indemnification asset, valuation of securities, and valuation of other real estate owned.

Principles of consolidation: The accompanying consolidated financial statements include the accounts of Central Bancshares, Inc. and its wholly owned subsidiary, Central Bank. These entities are collectively referred to herein as the Company. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash, cash equivalents and cash flows: For purposes of reporting cash flows, cash and cash equivalents includes cash on hand and amounts due from banks. Cash flows from certificates of deposit, loans, federal funds sold, restricted stock, FDIC indemnification asset, deposits and short-term borrowings are reported net.

Investment securities: Debt securities that management has the positive intent and ability to hold to maturity are classified as held-to-maturity and recorded at amortized cost. Securities not classified as held-to-maturity or trading, including equity securities with readily determinable fair values, are classified as available-for-sale and recorded at fair value, with unrealized gains and losses excluded from earnings and reported in other comprehensive income. Purchase premiums and discounts are recognized in interest income using the interest method over the terms of the securities. Realized gains or losses, determined on the basis of the cost of specific securities sold, are included in earnings.

Declines in the fair value of individual securities, classified as either held-to-maturity or available-for-sale, below their amortized cost that are determined to be other than temporary result in write-downs of the individual securities. If the Company (a) has the intent to sell a debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery, then the Company recognizes the entire unrealized loss in earnings as an other-than-temporary loss. If neither of these conditions is met, the Company evaluates whether a credit loss exists. The impairment is separated into (a) the amount of the total impairment related to the credit loss and (b) the amount of the total impairment related to all other factors. The amount of the total other-than-temporary impairment related to the credit loss is recognized in earnings, and the amount related to all other factors is recognized in other comprehensive income.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 1.                                  Summary of Significant Accounting Policies (Continued)

Securities with unrealized losses that the Company deems to be other than temporary are recognized as realized losses. The assessment of whether such impairment has occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors in making this assessment. Those factors include, but are not limited to, the length and severity of the decline in value and changes in the credit quality of the issuer or underlying assets.

Investment in restricted stock: The Company is a member of the Federal Home Loan Bank of Des Moines and, as such, is required to maintain a minimum investment in stock of the Federal Home Loan Bank that varies with the level of advances outstanding with the Federal Home Loan Bank. The stock is bought from and sold to the Federal Home Loan Bank based upon its $100 par value. The stock does not have a readily determinable fair value and, as such, is classified as restricted stock, carried at cost and evaluated for impairment in accordance with Accounting Standards Codification (ASC) 942-325-35. In accordance with this guidance, the stock’s value is determined by the ultimate recoverability of the par value rather than by recognizing temporary declines. The determination of whether the par value will ultimately be recovered is influenced by criteria such as the following: (a) The significance of the decline in net assets of the Federal Home Loan Bank as compared to the capital stock amount and the length of time this situation has persisted, (b) commitments by the Federal Home Loan Bank to make payments required by law or regulation and the level of such payments in relation to the operating performance, (c) the impact of legislative and regulatory changes on the customer base of the Federal Home Loan Bank and (d) the liquidity position of the Federal Home Loan Bank. There was no impairment recognized in 2014 or 2013.

Loans held for sale: Loans held for sale (those loans that the Company has the intent to sell in the foreseeable future) are carried at the lower of aggregate cost or market value. The market value calculation includes consideration of all open positions. Gains and losses on sales of loans are recognized at settlement dates and are determined by the difference between the sales proceeds and the carrying value of the loans. The Company does not retain servicing rights, and all sales are made without recourse.

Purchased loans: All purchased loans (nonimpaired and impaired) are initially measured at fair value as of the acquisition date in accordance with applicable authoritative accounting guidance. Credit discounts are included in the determination of fair value. An allowance for credit losses is not recorded at the acquisition date for loans purchased.

Individual loans acquired through the completion of a transfer, including loans that have evidence of deterioration of credit quality since origination and for which it is probable, at acquisition, that the Company will be unable to collect all contractually required payments receivable, are referred to herein as “purchased impaired loans.” In determining the acquisition date fair value and estimated credit losses of purchased impaired loans, and in subsequent accounting, the Company accounts for loans individually. Contractually required payments for interest and principal that exceed the undiscounted cash flows expected at acquisition, or the “nonaccretable difference,” are not recognized as a yield adjustment or as a loss accrual or valuation allowance. Expected cash flows at the purchase date in excess of the fair value of loans, if any, are recorded as interest income over the expected life of the loans if the timing and amount of the future cash flows are reasonably estimable. Subsequent to the purchase date, increases in cash flows over those expected at the purchase date are recognized as interest income prospectively. The present value of any decreases in expected cash flows after the purchase date is recognized by recording an allowance for credit losses and a provision for loan losses. If the Company does not have the information necessary to reasonably estimate cash flows to be expected, it may use the cost-recovery method or cash-basis method of income recognition.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 1.                                  Summary of Significant Accounting Policies (Continued)

Subsequent to the purchase date, increases in cash flows over those expected at the purchase date are recognized as interest income prospectively. Subsequent to the purchase date, the methods utilized to estimate the required allowance for credit losses for these loans are similar to originated loans. The remaining differences between the purchase price and the unpaid principal balance at the date of acquisition are recorded in interest income over the life of the loans.

Covered assets and indemnification asset: Loans and other real estate owned covered under loss-sharing or similar credit protection agreements with the FDIC are reported respectively in loans or other real estate owned. The related FDIC indemnification asset is reported separately. In accordance with applicable authoritative accounting guidance, all purchased loans, other real estate owned, and the related indemnification assets are recorded at fair value at the date of purchase.

Subsequent to the initial recording, the indemnified asset is subject to impairment testing. Additionally, if expected cash flows on covered assets increase, the Company accounts for the associated decrease in the indemnification asset by amortizing the change over the lessor of the contractual term of the indemnification agreement or the remaining life of the indemnification asset. There was no impairment recorded in 2014 or 2013.

Loans and allowance for loan losses: Loans are stated at the amount of unpaid principal, reduced by an allowance for loan losses.

The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing loans that may become uncollectible, based on evaluation of the collectibility of loans and prior loan loss experience. This evaluation also takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrower’s ability to pay. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary as more information becomes available.

A loan is impaired when it is probable the Company will be unable to collect all principal and interest payments due in accordance with the terms of the loan agreement. Impaired loans are measured based on the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral if the loan is collateral-dependent. The amount of impairment, if any, and any subsequent changes are included in the allowance for loan losses. Purchased credit-impaired loans are not reported as impaired loans as long as they continue to perform at least as well as expected at acquisition.

Interest on loans is accrued daily on the outstanding balances. For impaired loans, accrual of interest is discontinued on a loan when management believes, after considering collection efforts and other factors, that the borrower’s financial condition is such that collection of interest is doubtful. Interest on these loans is recognized only when actually paid by the borrower if collection of the principal is likely to occur.

The Company determines a loan to be delinquent when payments have not been made according to contractual terms, typically evidenced by nonpayment of a monthly installment by the due date. The accrual of interest on loans is generally discontinued at the time the loan is 90 days delinquent, unless the credit is well secured and in the process of collection.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 1.                                  Summary of Significant Accounting Policies (Continued)

All interest accrued but not collected for loans that are placed on nonaccrual status or charged off is reversed against interest income. The interest on these loans is accounted for on the cash basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Off-balance-sheet credit-related financial instruments: In the ordinary course of business, the Company has entered into commitments to extend credit, including commitments under credit arrangements, commercial letters of credit and standby letters of credit. Such financial instruments are recorded when they are funded.

Premises and equipment: Premises and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally by the straight-line method over the estimated useful lives of the assets.

Other real estate owned: Other real estate owned (OREO) represents properties acquired through foreclosure or other proceedings. OREO is initially recorded at the fair value of the properties less estimated costs of disposal, establishing a new cost basis. Any write-down to fair value less estimated costs of disposal at the time of transfer to OREO is charged to the allowance for loan losses. Property is evaluated regularly to ensure that the recorded amount is supported by its current fair value less estimated costs of disposal. Subsequent write-downs are charged to expense.

Transfers of financial assets: Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity, or the ability to unilaterally cause the holder to return specific assets. In addition, for transfers of a portion of financial assets (for example, participations of loan receivables), the transfer must meet the definition of a “participating interest” in order to be accounted for as a sale. Following are the characteristics of a “participating interest”:

•                  Participating interest holders have pro rata ownership in an entire financial asset.

•                  From the date of the transfer, all cash flows received from the entire financial asset are divided proportionately among the participating interest holders in an amount equal to their share of ownership.

•                  The rights of each participating interest holder have the same priority, and no participating interest holder’s interest is subordinated to the interest of another participating interest holder. That is, no participating interest holder is entitled to receive cash before any other participating interest holder under its contractual rights as a participating interest holder.

•                  No party has the right to pledge or exchange the entire financial asset unless all participating interest holders agree to pledge or exchange the entire financial asset.

Advertising costs: Advertising costs are expensed as incurred.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 1.                                  Summary of Significant Accounting Policies (Continued)

Income taxes: The Company, with the consent of its stockholders, has elected to be taxed under sections of federal and state income tax law which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata shares of the Company’s items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying consolidated financial statements.

Under guidance on accounting for uncertainty in income taxes, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of that position. Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain positions that require adjustment to the consolidated financial statements to comply with the provisions of the guidance. Tax returns prior to 2011 for federal filings and 2010 for state filings are no longer open and subject to examination.

Goodwill: Goodwill is the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations accounted for as purchases. Certain other intangible assets that have finite lives are amortized over the remaining useful lives. Under ASC Topic 350, goodwill of a reporting unit is tested for impairment on an annual basis, or between annual tests if an event occurs or circumstances change that would reduce the fair value of a reporting unit below its carrying amount. Any future impairment will be recorded as noninterest expense in the period of assessment. There was no impairment in 2014 or 2013.

Salary reduction—401(k) plan: The Company provides a 401(k) plan covering substantially all employees eligible as to age and length of service. A participant may elect to make contributions of up to the maximum allowed by law. The Company matches 100 percent of employee contributions up to 5 percent of each employee’s salary.

Comprehensive income: Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities, such as unrealized gains and losses on available-for-sale securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of comprehensive income (loss). Gains and losses on available-for-sale securities are reclassified to net income as the gains or losses are realized upon sale of the securities. Other-than-temporary impairment charges are reclassified to net income at the time of the charge.

Fair values of financial instruments: Fair values of financial instruments are estimated using relevant market information and other assumptions, as more fully disclosed in Note 17. Fair value estimates involve uncertainties and matters of significant judgment. Changes in assumptions or in market conditions could significantly affect the estimates.

Reclassifications: Certain 2013 amounts have been reclassified to be consistent with the 2014 presentation. These reclassifications had no effect on net income or stockholders’ equity.

Subsequent events: In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 5, 2015, the date the consolidated financial statements were available to be issued.

New authoritative accounting guidance: The following are accounting pronouncements recently issued that the Company is current evaluating the impact of adoption on its consolidated financial statements:

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 1.                                  Summary of Significant Accounting Policies (Continued)

In April 2014, the FASB issued ASU No. 2014-04, Receivables — Troubled Debt Restructurings by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans Upon Foreclosure. This ASU provides guidance on when a loan should be derecognized and collateral assets recognized during an in substance repossession or foreclosure.  The objective of this ASU is to eliminate diversity in practice related to the topic.  The ASU states creditors are considered to have physical possession of residential real estate property when either the creditor obtains title for the property or the borrower transfers all interest in the property through a deed or other legal agreement.  When physical possession occurs, the loan should be derecognized and collateral assets recognized.  This update is effective for annual and interim periods beginning after December 15, 2014, and is not expected to have a material impact on the Company’s consolidated financial statements.

In September 2014, the FASB issued ASU No. 2014-09, Revenue Recognition — Revenue from Contracts with Customers (Topic 606). This ASU provides guidance on when to recognize revenue from contracts with customers.  The objective of this ASU is to eliminate diversity in practice related to this topic and to develop guidance that would streamline and enhance revenue recognition requirements.  The ASU defines five steps to recognize revenue including, identify the contract with a customer, identify the performance obligations in the contract, determine a transaction price, allocate the transaction price to the performance obligations and then recognize the revenue when or as the entity satisfies a performance obligation.  This update is effective for annual reporting periods beginning after December 15, 2017, and the Company is currently assessing the potential impact to the consolidated financial statements.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 2.                                  Acquisitions

On August 28, 2009, the Bank assumed all nonbrokered deposits and approximately $186,392 in loans and other real estate owned, net of a $23,980 discount, of Mainstreet Bank, Forest Lake, Minnesota (Mainstreet), in a loss-share transaction facilitated by the Federal Deposit Insurance Corporation (FDIC). Central Bank will share in the losses on assets (loans and other real estate owned) covered under the agreement (referred to as “covered loans” and “covered other real estate owned”). On initial losses up to $8,434, the FDIC has agreed to cover losses 100 percent. On the next $90,000 of losses, the FDIC has agreed to reimburse Central Bank for 80 percent of losses. On all remaining losses, the FDIC has agreed to reimburse Central Bank for 95 percent of losses. The transaction generated a 2009 pretax gain of $2,818 and core deposit intangibles of $203.

On October 2, 2009, the Bank assumed all nonbrokered deposits and approximately $26,100 in loans and other real estate owned, net of a $10,000 discount, of Jennings State Bank, Spring Grove, Minnesota (Jennings), in a loss-share transaction facilitated by the FDIC. Central Bank will share in the losses on assets (loans and other real estate owned) covered under the agreement. On losses up to $7,000, the FDIC has agreed to reimburse Central Bank for 80 percent of losses. On losses exceeding $7,000, the FDIC has agreed to reimburse Central Bank for 95 percent of losses. The transaction generated a pretax gain of $7,483 and core deposit intangibles of $50.

On October 23, 2009, the Bank assumed all nonbrokered deposits and approximately $52,074 in loans and other real estate owned, net of a $12,900 discount, of Riverview Community Bank, Otsego, Minnesota (Riverview), in a loss-share transaction facilitated by the FDIC. Central Bank will share in the losses on assets (loans and other real estate owned) covered under the agreement. On losses up to $16,000, the FDIC has agreed to reimburse Central Bank for 80 percent of losses. On losses exceeding $16,000, the FDIC has agreed to reimburse Central Bank for 95 percent of losses. The agreement also requires Central Bank to reimburse the FDIC at the end of a 10-year period for 50 percent of gains over and above certain stated amounts as specified in the agreement, if actual losses are less than certain benchmarks as established by the FDIC. As of December 31, 2014 and 2013, the Company estimated no amounts will be due under this clause, and therefore, no liability has been recorded. The transaction generated a pretax gain of $7,323 and core deposit intangibles of $100.

On November 20, 2009, the Bank assumed all nonbrokered deposits and approximately $30,600 in loans and other real estate owned, net of a $14,800 discount, of Commerce Bank of Southwest Florida, Fort Meyers, Florida (Commerce), in a loss-share transaction facilitated by the FDIC. Central Bank will share in the losses on assets (loans and other real estate owned) covered under the agreement. On losses up to $18,000, the FDIC has agreed to reimburse Central Bank for 80 percent of losses. On losses exceeding $18,000, the FDIC has agreed to reimburse Central Bank for 95 percent of losses. The agreement also requires Central Bank to reimburse the FDIC at the end of a 10-year period for 50 percent of gains over and above certain stated amounts as specified in the agreement, if actual losses are less than certain benchmarks as established by the FDIC. As of December 31, 2014 and 2013, the Company estimated $106 will be due under this clause, and therefore, a liability has been recorded. The transaction generated a pretax gain of $8,722 and core deposit intangibles of $100.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 2.                                  Acquisitions (Continued)

On April 15, 2011, the Bank assumed all nonbrokered deposits and approximately $13,219 in loans and other real estate owned, net of a discount of $3,328, of Rosemount National Bank, Rosemount, Minnesota (Rosemount), in a nonshared-loss transaction facilitated by the FDIC. The transaction generated a pretax gain of $560.

On October 7, 2011, the Bank assumed all nonbrokered deposits and approximately $343,439 in loans and other real estate owned, net of a discount of $89,179, of The Riverbank, Osceola, Wisconsin (The Riverbank), in a loss-share transaction facilitated by the FDIC. Central Bank will share in the losses on assets (certain loans and other real estate owned) covered under the agreement. The agreement also requires Central Bank to reimburse the FDIC at the end of a 10-year period for 50 percent of gains over and above certain stated amounts as specified in the agreement, if actual losses are less than certain benchmarks as established by the FDIC. As of December 31, the Company estimated $260 will be due under this clause, and therefore, a liability has been recorded. The transaction generated a pretax gain of $11,690 and core deposit intangibles of $1,332.

On July 13, 2012, the Bank acquired 100 percent of the stock of Bank of Naples, Naples, Florida (Naples), including all liabilities and approximately $67,814 in loans and other real estate owned, net of a discount of $10,921, in a private transaction. The transaction resulted in goodwill of $437.

On April 11, 2014, the Company acquired 100 percent of the stock of First Financial Holdings, Inc. and its wholly owned subsidiary, First National Bank and Trust in Barron, Wisconsin, (Barron) from a related party. The acquisition included total assets of approximately $43,000, including loans of approximately $27,000, and total liabilities of approximately $41,000, including deposits of approximately $38,000, from the Barron and Rice Lake, Wisconsin locations. The transaction resulted in goodwill of $88.

The Company accounts for the loss-sharing agreements with the FDIC as an indemnification asset. The loss-sharing agreements require that Central Bank follow certain servicing procedures as specified in the agreements or risk losing FDIC reimbursement of covered losses.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed in the Mainstreet, Jennings, Riverview, Commerce, Rosemount, The Riverbank, Naples and Barron (collectively, the Purchased Banks) transactions, as of the closing dates of those transactions.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 2.                                  Acquisitions (Continued)

Assets acquired and liabilities assumed:

	2009				2011		2012	2014
	Mainstreet	Jennings	Riverview	Commerce	Rosemount	The Riverbank	Naples	Barron
Assets:
Cash and cash equivalents	$44,433	$16,849	$12,386	$11,716	$7,928	$74,306	$31,664	$2,573
Certificates of deposit in other banks	27,458	—	2,897	—	—	—	738	—
Federal funds sold	—	310	4,700	—	2,557	—	—	713
Investment securities available for sale	88,575	9,285	11,166	250	599	25,523	5,546	6,467
Loans, net of discount	168,690	24,442	47,142	28,944	9,014	235,219	66,457	27,455
Restricted securities	1,650	—	1,224	399	—	2,494	918	—
Other real estate owned	17,702	1,658	4,932	1,656	877	19,041	1,357	35
Core deposit intangibles	203	50	100	100	—	1,332	—	—
FDIC indemnification asset	55,502	5,827	17,662	22,740	—	59,509	—	—
Other assets	1,912	348	368	316	1,253	7,797	485	3,943
Total assets	$406,125	$58,769	$102,577	$66,121	$22,228	$425,221	$107,165	$41,186

Liabilities:
Deposits	$366,367	$50,842	$73,009	$57,351	$21,592	$379,728	$91,160	$38,078
Short-term borrowings	2,929	—	—	—	—	—	—	—
Notes payable	24,221	—	21,444	—	—	29,336	16,060	3,062
Accrued expenses and other liabilities	9,790	444	801	48	76	4,467	382	134
Total liabilities	$403,307	$51,286	$95,254	$57,399	$21,668	$413,531	$107,602	$41,274

Goodwill	$—	$—	$—	$—	$—	$—	$437	$88
Net gain recorded on acquisition	$2,818	$7,483	$7,323	$8,722	$560	$11,690	$—	$—

Loss Sharing and FDIC indemnification asset: As noted below, the Company and the FDIC entered into loss-sharing agreements in connection with the acquired banks noted below. These agreements cover realized losses on loans and foreclosed real estate. Under these agreements, the FDIC will reimburse the Company for realized losses as follows:

	Mainstreet	Jennings	Riverview	Commerce	The Riverbank

Losses covered at 100% up to	$8,434	$—	$—	$—	$—

Losses covered at 80%:
From	$8,434	$—	$—	$—	$—
To	98,434	7,000	16,000	18,000	No upper limit

Losses covered 95% over	$98,434	$7,000	$16,000	$18,000	$—

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 2.                                  Acquisitions (Continued)

These agreements extend for 10 years for one- through four-family real estate loans and for five years for commercial and other loans. This loss-sharing asset is measured separately from the loan portfolio because it is not contractually embedded in the loans and is not transferable with the loans should the Company choose to dispose of them. The related FDIC indemnification asset as of December 31, 2014 and 2013, was $11,700 and $33,930, respectively.

Covered assets represent assets acquired from the FDIC subject to loss-sharing agreements. The carrying amount of covered assets consisted of loans (Note 5) and other real estate owned (Note 6).

Note 3.                                  Restrictions on Cash and Due From Banks

The Bank is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank, based on a percentage of deposits. The total of those reserve balances was approximately $1,375 and $1,581 at December 31, 2014 and 2013, respectively.

Note 4.                                  Investments

Summary of securities available for sale:

	December 31, 2014
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value

U.S. government and federal agencies	$16,823	$4	$(393)	$16,434
GSE residential mortgage-backed securities	94,959	900	(1,645)	94,214
Corporate bonds	9,565	12	(143)	9,434
Obligations of states and political subdivisions	8,332	139	(78)	8,393
	$129,679	$1,055	$(2,259)	$128,475

	December 31, 2013
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value

U.S. government and federal agencies	$16,890	$6	$(874)	$16,022
GSE residential mortgage-backed securities	112,340	968	(3,403)	109,905
Corporate bonds	9,319	8	(677)	8,650
Obligations of states and political subdivisions	7,584	52	(240)	7,396
	$146,133	$1,034	$(5,194)	$141,973

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 4.                                  Investments (Continued)

Summary of securities held to maturity:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value

U.S. government and federal agencies	$15,936	$64	$(458)	$15,542
GSE residential mortgage-backed securities	18,943	680	(1)	19,622
Corporate bonds	3,955	37	—	3,992
	$38,834	$781	$(459)	$39,156

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value

U.S. government and federal agencies	$15,926	$—	$(1,253)	$14,673
GSE residential mortgage-backed securities	16,391	154	(183)	16,362
	$32,317	$154	$(1,436)	$31,035

Pledged securities: Securities with a carrying amount of $98,240 and $93,492 at December 31, 2014 and 2013, respectively, were pledged to secure government obligations, securities sold under agreements to repurchase, and for other purposes as required or permitted by law.

Realized gains and losses: There was $256 and $465 of realized gains and $0 and $4 of realized losses in 2014 and 2013, respectively.

Contractual maturities of available-for-sale securities:

	December 31, 2014
	Amortized	Estimated Fair
	Cost	Value

Due in less than one year	$2,132	$2,140
Due in one year through five years	16,531	16,151
Due in five years through 10 years	14,077	13,881
Due in more than 10 years	1,980	2,089
	34,720	34,261

GSE residential mortgage-backed securities	94,959	94,214
	$129,679	$128,475

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 4.                                  Investments (Continued)

Contractual maturities of held-to-maturity securities:

	December 31, 2014
	Amortized	Estimated Fair
	Cost	Value

Due in five years through 10 years	$19,891	$19,534
GSE residential mortgage-backed securities	18,943	19,622
	$38,834	$39,156

Anticipated maturities of mortgage-backed securities are not readily determinable, since they may be prepaid without penalty, and as such are presented separately in the tables above.

Available-for-sale securities in an unrealized loss position which are not other-than-temporarily impaired:

	December 31, 2014
	Less Than 12 Months		12 Months or More		Total
	Estimated Fair	Unrealized	Estimated Fair	Unrealized	Estimated Fair	Unrealized
	Value	(Losses)	Value	(Losses)	Value	(Losses)
U.S. government and federal agencies	$—	$—	$14,916	$(393)	$14,916	$(393)
GSE residential mortgage- backed securities	2,483	(35)	49,639	(1,610)	52,122	(1,645)
Corporate bonds	—	—	9,055	(143)	9,055	(143)
Obligations of states and political subdivisions	222	(1)	2,786	(77)	3,008	(78)
Total temporarily impaired securities	$2,705	$(36)	$76,396	$(2,223)	$79,101	$(2,259)

	December 31, 2013
	Less Than 12 Months		12 Months or More		Total
	Estimated fair	Unrealized	Estimated fair	Unrealized	Estimated fair	Unrealized
	Value	(Losses)	Value	(Losses)	Value	(Losses)
U.S. government and federal agencies	$14,483	$(874)	$—	$—	$14,483	$(874)
GSE residential mortgage- backed securities	65,549	(3,110)	4,278	(293)	69,827	(3,403)
Corporate bonds	8,550	(677)	—	—	8,550	(677)
Obligations of states and political subdivisions	2,935	(240)	—	—	2,935	(240)
Total temporarily impaired securities	$91,517	$(4,901)	$4,278	$(293)	$95,795	$(5,194)

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 4.                                 Investments (Continued)

Held-to-maturity securities in an unrealized loss position which are not other-than-temporarily impaired:

	December 31, 2014
	Less Than 12 Months		12 Months or More		Total
	Estimated Fair	Unrealized	Estimated Fair	Unrealized	Estimated Fair	Unrealized
	Value	(Losses)	Value	(Losses)	Value	(Losses)
U.S. government and federal agencies	$—	$—	$12,542	$(458)	$12,542	$(458)
GSE residential mortgage- backed securities	1,978	(1)	—	—	1,978	(1)
Total temporarily impaired securities	$1,978	$(1)	$12,542	$(458)	$14,520	$(459)

	December 31, 2013
	Less Than 12 Months		12 Months or More		Total
	Estimated fair	Unrealized	Estimated fair	Unrealized	Estimated fair	Unrealized
	Value	(Losses)	Value	(Losses)	Value	(Losses)
U.S. government and federal agencies	$14,673	$(1,253)	$—	$—	$14,673	$(1,253)
GSE residential mortgage- backed securities	9,227	(183)	—	—	9,227	(183)
Total temporarily impaired securities	$23,900	$(1,436)	$—	$—	$23,900	$(1,436)

There were 34 and 32 available-for-sale securities and 4 and 7 held-to-maturity securities in an unrealized loss position at December 31, 2014 and 2013, respectively.

Management evaluates securities for other-than-temporary impairment at least on an annual basis, and more frequently when economic or market concerns warrant such evaluation.

U.S. government and federal agencies: The unrealized losses associated with the U.S. government and federal agencies securities relate to changes in interest rates and market spreads subsequent to purchase. At December 31, 2014, the Company had no plans to sell securities with unrealized losses and believes it is more likely than not it would not be required to sell such securities before recovery of their amortized cost.

GSE residential mortgage-backed securities: The unrealized losses in the Company’s GSE residential mortgage-backed securities were caused by interest rate increases. The Company purchased those investments at a discount relative to their face amount, and the contractual cash flows of those investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company’s investments. Because the decline in market value is attributable to changes in interest rates and not credit quality, and because the Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2014.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 4.                                  Investments (Continued)

Corporate Bonds: The unrealized losses associated with corporate securities relate to changes in interest rates and market spreads subsequent to purchase. In general, the issuers of the investment securities are contractually prohibited from prepayment at less than par, and the Company did not pay purchase premiums for these securities. At December 31, 2014, the Company had no plans to sell securities with unrealized losses and believes it is more likely than not it would not be required to sell such securities before recovery of their amortized cost.

Obligations of states and political subdivisions: The unrealized losses associated with the obligations of states and political subdivisions relate to changes in interest rates and market spreads subsequent to purchase. At December 31, 2014, the Company had no plans to sell securities with unrealized losses and believes it is more likely than not it would not be required to sell such securities before recovery of their amortized cost.

The unrealized loss has been recorded as a mark-to-market loss on securities available for sale and reflected as a reduction to equity through other comprehensive income (loss).

Note 5.                                  Loans

Composition of loans:

	Noncovered, December 31
	2014	2013

Commercial real estate	$402,677	$290,158
Commercial	102,332	85,988
Residential real estate	121,092	84,594
Home equity and junior lien	61,354	52,351
Construction loans	59,283	48,181
Consumer installment	12,429	9,385
Other	15,916	13,337
	775,083	583,994

Less allowance for loan losses	10,545	9,244
Loans, net	$764,538	$574,750

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

	Covered, December 31
	2014	2013

Commercial real estate	$61,857	$111,509
Commercial	5,455	17,469
Residential real estate	28,315	42,365
Home equity and junior lien	23,085	29,895
Construction loans	5,940	13,958
Consumer installment	97	421
Other	917	2,281
	125,666	217,898

Less allowance for loan losses	4,678	10,092
Loans, net	$120,988	$207,806

At December 31, 2014 and 2013, the outstanding contractual principal balance of covered loans was $136,034 and $244,664, respectively.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

Loans are made to individuals as well as commercial and tax-exempt entities. Specific loan terms vary as to interest rate, repayment and collateral requirements based on the type of loan requested and the creditworthiness of the prospective borrower. Credit risk tends to be geographically concentrated in that a majority of the loan customers are located in the markets serviced by the Company.

The Company’s extension of credit is governed by the individual loan policies that were established to control the quality of the Company’s loans. These policies and procedures are reviewed and approved by the Board of Directors on a regular basis.

Commercial real estate loans: The Company’s goal is to create and maintain a high-quality portfolio of commercial real estate loans with customers who meet the quality and relationship profitability objectives of the Company. Commercial real estate loans are subject to underwriting standards and processes similar to commercial operating and term loans. These loans are analyzed using projected cash flows, and the repayment of these loans is largely dependent on the successful operation of the property. Loan performance may be adversely affected by factors impacting the general economy or conditions specific to the real estate market, such as geographic location and property type.

Commercial loans: Commercial operating and term loans are originated in the Company’s primary service area. These loans are made to individuals, partnerships, corporations, limited liability partnerships and limited liability companies for the purpose of assisting in the development of a business enterprise. Loans to closely held businesses will generally be guaranteed in full or for a meaningful amount by the businesses’ major owners. Commercial loans are made based primarily on the historical and projected cash flow of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not perform as forecasted, and collateral securing loans may fluctuate in value due to economic or individual performance factors. Minimum standards and underwriting guidelines have been established for all commercial loan types.

Residential real estate loans: The Company originates loans secured by one- to four-family residential property that is generally located in the Twin Cities, western Wisconsin and southwest Florida markets. Residential real estate loans are secured by senior mortgages on residential properties. Residential real estate loans take the form of amortizing term loans. Residential real estate loans are underwritten per the approved credit policy.

Home equity and junior lien loans: The Company originates home equity and junior lien loans secured by one- to four-family residential property that is generally located in the Twin Cities, western Wisconsin and southwest Florida markets. Home equity loans are secured by senior or junior mortgages on residential properties. These loans take the form of amortizing term loans as well as revolving lines of credit and are underwritten per the approved credit policy.

Construction loans: Construction loans are extended for the purpose of acquiring land and the construction of improvements. Improvements largely take the form of buildings, however, in the case of development loans, may include infrastructure necessary for occupancy. The construction loans are largely to borrowers who will occupy the finished project. At the completion of construction, construction loans are structured as amortizing term loans under terms consistent with the approved credit policy. Upon completion of development projects, the loans for development are extended for a time period consistent with the approved credit policy and are reduced as parcels of underlying collateral are sold.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

Consumer installment loans: The Company originates direct consumer loans, including vehicle loans and overdraft protection plans, using criteria established by the approved credit policy. Each loan type has separate specified factors upon which credit decisions are based. These factors include credit history, debt to income, and collateral type and value.

Other loans: Other loans consist mainly of a bank holding company loan, obligations of states and political subdivisions, including industrial revenue obligations, leases, and loans to farmers.

Loans receivable:

	Noncovered, December 31, 2014
				Loans Past
		30–59 Days	60–89 Days	Due More	Total
	Current	Past Due	Past Due	Than 90 Days	Past Due	Total

Commercial real estate	$402,049	$361	$107	$160	$628	$402,677
Commercial	101,870	303	143	16	462	102,332
Residential real estate	119,585	797	314	396	1,507	121,092
Home equity and junior lien	61,078	138	51	87	276	61,354
Construction loans	58,821	11	—	451	462	59,283
Consumer installment	12,404	25	—	—	25	12,429
Other	14,885	—	—	1,031	1,031	15,916
Total loans	$770,692	$1,635	$615	$2,141	$4,391	$775,083

Nonaccrual loans	$1,368	$175	$410	$2,141	$2,726	$4,094

	Noncovered, December 31, 2013
				Loans Past
		30–59 Days	60–89 Days	Due More	Total
	Current	Past Due	Past Due	Than 90 Days	Past Due	Total

Commercial real estate	$289,580	$—	$137	$441	$578	$290,158
Commercial	85,728	170	90	—	260	85,988
Residential real estate	83,643	212	382	357	951	84,594
Home equity and junior lien	51,306	611	301	133	1,045	52,351
Construction loans	47,611	—	102	468	570	48,181
Consumer installment	9,324	45	3	13	61	9,385
Other	12,306	—	1,031	—	1,031	13,337
Total loans	$579,498	$1,038	$2,046	$1,412	$4,496	$583,994

Nonaccrual loans	$924	$367	$1,474	$1,412	$3,252	$4,177

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

	Covered, December 31, 2014
				Loans Past
		30–59 Days	60–89 Days	Due More	Total
	Current	Past Due	Past Due	Than 90 Days	Past Due	Total

Commercial real estate	$59,414	$—	$146	$2,297	$2,443	$61,857
Commercial	5,311	—	144	—	144	5,455
Residential real estate	26,570	695	113	937	1,745	28,315
Home equity and junior lien	22,654	279	46	106	431	23,085
Construction loans	5,522	57	—	361	418	5,940
Consumer installment	97	—	—	—	—	97
Other	917	—	—	—	—	917
Total loans	$120,485	$1,031	$449	$3,701	$5,181	$125,666

Nonaccrual loans	$2,159	$511	$190	$3,701	$4,402	$6,561

	Covered, December 31, 2013
				Loans Past
		30–59 Days	60–89 Days	Due More	Total
	Current	Past Due	Past Due	Than 90 Days	Past Due	Total

Commercial real estate	$102,398	$1,776	$2,071	$5,264	$9,111	$111,509
Commercial	15,836	405	235	993	1,633	17,469
Residential real estate	37,836	327	431	3,771	4,529	42,365
Home equity and junior lien	28,821	137	441	496	1,074	29,895
Construction loans	12,913	294	200	551	1,045	13,958
Consumer installment	421	—	—	—	—	421
Other	2,281	—	—	—	—	2,281
Total loans	$200,506	$2,939	$3,378	$11,075	$17,392	$217,898

Nonperforming loans	$5,181	$1,897	$377	$11,075	$13,349	$18,530

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

Recorded investment in nonaccrual loans and loans past due 90 days or more and still accruing interest by class of loans are as follows:

	Noncovered, December 31, 2014		Covered, December 31, 2014
		Loans Past Due		Loans Past Due
		90 Days or More		90 Days or More
	Nonaccrual	and Still Accruing	Nonaccrual	and Still Accruing

Commercial real estate	$535	$—	$3,642	$—
Commercial	144	—	—	—
Residential real estate	1,610	—	1,654	—
Home equity and junior lien	227	—	425	—
Construction loans	457	—	840	—
Consumer installment	90	—	—	—
Other	1,031	—	—	—
Total	$4,094	$—	$6,561	$—

	Noncovered, December 31, 2013		Covered, December 31, 2013
		Loans Past Due		Loans Past Due
		90 Days or More		90 Days or More
	Nonaccrual	and Still Accruing	Nonaccrual	and Still Accruing

Commercial real estate	$982	$—	$9,224	$—
Commercial	308	—	2,378	—
Residential real estate	693	—	4,947	—
Home equity and junior lien	628	—	1,159	—
Construction loans	465	—	821	—
Consumer installment	70	—	1	—
Other	1,031	—	—	—
Total	$4,177	$—	$18,530	$—

Included in noncovered nonaccruals are purchased credit-impaired loans with carrying values at December 31, 2014 and 2013, of approximately $1,286 and $913, respectively and contractual balances of approximately $1,870 and $1,679, respectively.

Included in covered nonaccruals are purchased credit-impaired loans with carrying values at December 31, 2014 and 2013, of approximately $5,570 and $11,384, respectively, and contractual balances of approximately $6,402 and $17,374, respectively.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

The Company utilizes an internal asset classification system as a means of reporting problem and potential problem loans. Under the Company’s risk-rating system, the Company classifies problem and potential problem loans as “Special Mention,” “Substandard” and “Doubtful,” which correspond to risk ratings six, seven and eight, respectively. Substandard loans, risk-rated seven, include those characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected. Loans classified as Doubtful, or risk-rated eight, have all the weaknesses inherent in those classified as Substandard with the added characteristic that the weaknesses present make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. Loans that do not currently expose the Company to sufficient risk to warrant classification in one of the aforementioned categories but possess weaknesses that deserve management’s close attention, are deemed to be Special Mention, or risk-rated six. Risk ratings are updated any time the situation warrants.

Loans not meeting the criteria above that are analyzed individually as part of the above-described process are considered to be pass-rated loans. The following tables present the risk category of loans by class of loans based on the most recent analysis performed and the contractual aging:

	Noncovered, December 31, 2014
		Special
	Pass	Mention	Substandard	Doubtful	Total

Commercial real estate	$377,721	$15,446	$9,194	$316	$402,677
Commercial	96,916	3,591	1,781	44	102,332
Residential real estate	115,616	1,466	4,010	—	121,092
Home equity and junior lien	58,337	1,137	1,867	13	61,354
Construction loans	53,203	3,049	3,009	22	59,283
Consumer installment	12,015	—	364	50	12,429
Other	13,406	1,479	1,031	—	15,916
Total	$727,214	$26,168	$21,256	$445	$775,083

	Noncovered, December 31, 2014
		Special
	Pass	Mention	Substandard	Doubtful	Total

Current	$725,885	$26,168	$18,231	$408	$770,692
Past due 30–59 days	1,131	—	504	—	1,635
Past due 60–89 days	198	—	417	—	615
Past due 90 days or more	—	—	2,104	37	2,141
Total	$727,214	$26,168	$21,256	$445	$775,083

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

	Noncovered, December 31, 2013
		Special
	Pass	Mention	Substandard	Doubtful	Total

Commercial real estate	$274,402	$7,896	$7,860	$—	$290,158
Commercial	77,501	6,350	2,119	18	85,988
Residential real estate	80,148	968	3,478	—	84,594
Home equity and junior lien	49,055	1,621	1,545	130	52,351
Construction loans	41,424	2,771	3,986	—	48,181
Consumer installment	8,870	145	314	56	9,385
Other	12,306	—	1,031	—	13,337
Total	$543,706	$19,751	$20,333	$204	$583,994

	Noncovered, December 31, 2013
		Special
	Pass	Mention	Substandard	Doubtful	Total

Current	$542,955	$19,701	$16,768	$74	$579,498
Past due 30–59 days	479	50	509	—	1,038
Past due 60–89 days	271	—	1,645	130	2,046
Past due 90 days or more	1	—	1,411	—	1,412
Total	$543,706	$19,751	$20,333	$204	$583,994

	Covered, December 31, 2014
		Special
	Pass	Mention	Substandard	Doubtful	Total

Commercial real estate	$33,464	$2,976	$25,417	$—	$61,857
Commercial	3,081	712	1,631	31	5,455
Residential real estate	21,470	1,236	5,064	545	28,315
Home equity and junior lien	20,505	617	1,904	59	23,085
Construction loans	4,169	255	1,516	—	5,940
Consumer installment	86	—	11	—	97
Other	277	93	547	—	917
Total	$83,052	$5,889	$36,090	$635	$125,666

	Covered, December 31, 2014
		Special
	Pass	Mention	Substandard	Doubtful	Total

Current	$82,571	$5,889	$31,819	$206	$120,485
Past due 30–59 days	343	—	688	—	1,031
Past due 60–89 days	138	—	311	—	449
Past due 90 days or more	—	—	3,272	429	3,701
Total	$83,052	$5,889	$36,090	$635	$125,666

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

	Covered, December 31, 2013
		Special
	Pass	Mention	Substandard	Doubtful	Total

Commercial real estate	$67,730	$8,421	$34,844	$514	$111,509
Commercial	11,622	1,981	3,557	309	17,469
Residential real estate	28,457	1,949	11,002	957	42,365
Home equity and junior lien	26,012	996	2,622	265	29,895
Construction loans	9,585	2,017	2,067	289	13,958
Consumer installment	398	3	20	—	421
Other	1,380	901	—	—	2,281
Total	$145,184	$16,268	$54,112	$2,334	$217,898

	Covered, December 31, 2013
		Special
	Pass	Mention	Substandard	Doubtful	Total

Current	$144,157	$15,991	$38,925	$1,433	$200,506
Past due 30–59 days	355	277	2,307	—	2,939
Past due 60–89 days	388	—	2,915	75	3,378
Past due 90 days or more	284	—	9,965	826	11,075
Total	$145,184	$16,268	$54,112	$2,334	$217,898

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

The following tables present loans individually evaluated for impairment by class of loans as of December 31, 2014 and 2013:

	Noncovered Impaired Loans, December 31, 2014
	Unpaid		Allowance for	Average	Interest
	Principal	Recorded	Loan Losses	Recorded	Income
	Balance	Investment	Allocated	Investment	Recognized
With no related allowance recorded:
Commercial real estate	$5,873	$5,477	$—	$4,242	$267
Commercial	1,587	1,374	—	1,390	108
Residential real estate	2,135	1,906	—	1,528	103
Home equity and junior lien	1,261	1,039	—	957	61
Construction loans	2,559	1,790	—	1,310	117
Consumer installment	31	30	—	39	3
Other	1,031	1,031	—	1,031	—
	14,477	12,647	—	10,497	659

With an allowance recorded:
Commercial real estate	5,902	5,635	913	4,461	337
Commercial	715	710	727	722	33
Residential real estate	3,809	3,571	548	2,503	181
Home equity and junior lien	1,022	850	419	720	46
Construction loans	1,392	1,386	576	1,631	79
Consumer installment	367	360	230	332	21
Other	—	—	—	—	—
	13,207	12,512	3,413	10,369	697
Total	$27,684	$25,159	$3,413	$20,866	$1,356

	Noncovered Impaired Loans, December 31, 2013
	Unpaid		Allowance for	Average	Interest
	Principal	Recorded	Loan Losses	Recorded	Income
	Balance	Investment	Allocated	Investment	Recognized
With no related allowance recorded:
Commercial real estate	$3,024	$3,006	$—	$2,940	$101
Commercial	1,406	1,406	—	1,648	80
Residential real estate	1,148	1,148	—	1,218	43
Home equity and junior lien	873	873	—	786	33
Construction loans	830	830	—	1,385	35
Consumer installment	50	50	—	33	4
Other	1,031	1,031	—	515	28
	8,362	8,344	—	8,525	324

With an allowance recorded:
Commercial real estate	3,503	3,287	663	3,496	185
Commercial	734	734	584	788	41
Residential real estate	1,435	1,435	354	2,016	77
Home equity and junior lien	713	590	501	703	22
Construction loans	1,876	1,876	801	3,183	111
Consumer installment	310	304	265	276	17
Other	—	—	—	97	—
	8,571	8,226	3,168	10,559	453
Total	$16,933	$16,570	$3,168	$19,084	$777

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

	Covered Impaired Loans, December 31, 2014
	Unpaid		Allowance for	Average	Interest
	Principal	Recorded	Loan Losses	Recorded	Income
	Balance	Investment	Allocated	Investment	Recognized
With no related allowance recorded:
Commercial real estate	$14,224	$12,895	$—	$12,993	$877
Commercial	1,891	1,011	—	998	151
Residential real estate	2,657	2,430	—	2,532	128
Home equity and junior lien	1,529	976	—	854	86
Construction loans	638	602	—	452	43
Consumer installment	8	4	—	9	—
Other	547	547	—	274	33
	21,494	18,465	—	18,112	1,318

With an allowance recorded:
Commercial real estate	15,228	12,634	2,204	14,670	727
Commercial	716	285	137	1,776	46
Residential real estate	4,451	3,329	573	5,355	221
Home equity and junior lien	1,040	987	463	1,139	62
Construction loans	1,355	914	449	1,092	36
Consumer installment	7	7	7	7	—
Other	—	—	—	—	—
	22,797	18,156	3,833	24,039	1,092
Total	$44,291	$36,621	$3,833	$42,151	$2,410

	Covered Impaired Loans, December 31, 2013
	Unpaid		Allowance for	Average	Interest
	Principal	Recorded	Loan Losses	Recorded	Income
	Balance	Investment	Allocated	Investment	Recognized
With no related allowance recorded:
Commercial real estate	$14,823	$13,091	$—	$9,431	$1,017
Commercial	990	984	—	2,030	55
Residential real estate	2,706	2,633	—	2,499	121
Home equity and junior lien	944	932	—	728	45
Construction loans	302	302	—	296	12
Consumer installment	14	14	—	15	1
Other	—	—	—	—	—
	19,779	17,956	—	14,999	1,251

With an allowance recorded:
Commercial real estate	20,025	16,706	3,702	14,143	837
Commercial	6,066	3,266	1,913	3,667	290
Residential real estate	9,237	7,380	1,226	7,287	347
Home equity and junior lien	1,447	1,291	787	1,521	57
Construction loans	1,938	1,269	443	3,118	98
Consumer installment	10	6	2	31	1
Other	—	—	—	32	—
	38,723	29,918	8,073	29,799	1,630
Total	$58,502	$47,874	$8,073	$44,798	$2,881

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

There are no material commitments to lend additional funds to customers whose loans were classified as nonaccrual or renegotiated at December 31, 2014 and 2013.

Impaired loans also include loans modified in a troubled debt restructuring where concessions have been granted to borrowers experiencing financial difficulties. These concessions could include a reduction in interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collections.

The following is a summary of the Company’s loans modified as troubled debt restructuring during the years ended December 31, 2014 and 2013:

	Noncovered, December 31, 2014
		Premodification	Post-modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
	Contracts	Investment	Investment

Commercial real estate	9	$3,528	$3,528
Commercial	5	556	556
Residential real estate	10	1,606	1,606
Home equity and junior lien	2	606	606
Construction loans	5	737	737
Consumer installment	1	100	100
Total	32	$7,133	$7,133

	Noncovered, December 31, 2013
		Premodification	Post-modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
	Contracts	Investment	Investment

Commercial real estate	3	$2,405	$2,405
Commercial	2	446	446
Residential real estate	4	803	803
Home equity and junior lien	2	223	223
Construction loans	6	1,313	1,313
Total	17	$5,190	$5,190

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

	Covered, December 31, 2014
		Premodification	Post-modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
	Contracts	Investment	Investment

Commercial real estate	5	$1,151	$1,151
Commercial	3	216	216
Residential real estate	6	705	705
Home equity and junior lien	6	854	854
Construction loans	3	24	24
Total	23	$2,950	$2,950

	Covered, December 31, 2013
		Premodification	Post-modification
		Outstanding	Outstanding
	Number of	Recorded	Recorded
	Contracts	Investment	Investment

Commercial real estate	10	$3,932	$3,932
Commercial	5	289	289
Residential real estate	8	1,676	1,676
Home equity and junior lien	6	608	608
Construction loans	4	154	154
Total	33	$6,659	$6,659

The Company had a recorded investment of $8,680 and $7,076 in noncovered impaired loans that were modified in a troubled debt restructuring as of December 31, 2014 and 2013, respectively. The Company modified 14 and 10 noncovered loans through rate reductions in 2014 and 2013, respectively. The remaining 18 and 7 noncovered loan modifications in 2014 and 2013, respectively, were extensions of maturities.

The Company had a recorded investment of $6,509 and $13,989 in covered impaired loans that were modified in a troubled debt restructuring as of December 31, 2014 and 2013, respectively. The Company modified 17 and 11 covered loans through rate reductions in 2014 and 2013, respectively. The remaining 6 and 22 covered loan modifications in 2014 and 2013, respectively, were extensions of maturities.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

The following are troubled debt restructurings that subsequently defaulted during the year ended December 31, 2014 and 2013:

	Noncovered, December 31, 2014
	Number of	Recorded
	Contracts	Investment
Total debt restructurings that subsequently defaulted:
Residential real estate	3	$511
Total	3	$511

	Noncovered, December 31, 2013
	Number of	Recorded
	Contracts	Investment
Total debt restructurings that subsequently defaulted:
Commercial	1	$111
Home equity and junior liens	1	133
Total	2	$244

	Covered, December 31, 2014
	Number of	Recorded
	Contracts	Investment
Total debt restructurings that subsequently defaulted:
Commercial real estate	1	$146
Home equity and junior lien	3	157
Total	4	$303

	Covered, December 31, 2013
	Number of	Recorded
	Contracts	Investment
Total debt restructurings that subsequently defaulted:
Commercial real estate	10	$4,675
Commercial	4	262
Residential real estate	3	262
Home equity and junior liens	1	1
Construction loans	2	256
Total	20	$5,456

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

Allowance for loan losses: Transactions in the allowance for loan losses during the years ended December 31, 2014 and 2013, are summarized as follows:

	2014 —Noncovered
				Home
	Commercial		Residential	Equity and	Construction	Consumer
	Real Estate	Commercial	Real Estate	Junior Lien	Loans	Installment	Other	Total

Balance, beginning	$3,306	$1,429	$1,493	$816	$1,724	$369	$107	$9,244
Charge-offs	(8)	(198)	(121)	(189)	(10)	(62)	—	(588)
Recoveries	26	8	18	2	57	4	—	115
Provision for loan losses	1,140	412	630	186	(624)	5	25	1,774
Balance, ending	$4,464	$1,651	$2,020	$815	$1,147	$316	$132	$10,545

	2013 —Noncovered
				Home
	Commercial		Residential	Equity and	Construction	Consumer
	Real Estate	Commercial	Real Estate	Junior Lien	Loans	Installment	Other	Total

Balance, beginning	$4,105	$2,019	$1,905	$1,002	$2,260	$330	$313	$11,934
Charge-offs	(166)	(63)	(272)	(173)	(543)	(113)	—	(1,330)
Recoveries	35	3	9	42	80	2	1	172
Provision for loan losses	(668)	(530)	(149)	(55)	(73)	150	(207)	(1,532)
Balance, ending	$3,306	$1,429	$1,493	$816	$1,724	$369	$107	$9,244

	2014 —Covered
				Home
	Commercial		Residential	Equity and	Construction	Consumer
	Real Estate	Commercial	Real Estate	Junior Lien	Loans	Installment	Other	Total

Balance, beginning	$4,548	$2,031	$1,637	$1,118	$712	$8	$38	$10,092
Charge-offs	(1,933)	(523)	(569)	(587)	(227)	(29)	—	(3,868)
Recoveries	—	—	4	1	0	2	—	7
Provision for loan losses	(40)	(1,330)	(311)	104	23	27	(26)	(1,553)
Balance, ending	$2,575	$178	$761	$636	$508	$8	$12	$4,678

	2013 —Covered
				Home
	Commercial		Residential	Equity and	Construction	Consumer
	Real Estate	Commercial	Real Estate	Junior Lien	Loans	Installment	Other	Total

Balance, beginning	$3,708	$2,714	$1,228	$1,008	$1,311	$47	$58	$10,074
Charge-offs	(2,205)	(340)	(909)	(375)	(1,018)	(33)	(3)	(4,883)
Recoveries	32	2	1	2	2	—	—	39
Provision for loan losses	3,013	(345)	1,317	483	417	(6)	(17)	4,862
Balance, ending	$4,548	$2,031	$1,637	$1,118	$712	$8	$38	$10,092

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

The allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of December 31, 2014 and 2013, are as follows:

	Noncovered, December 31, 2014
	Individually	Collectively
	Evaluated for	Evaluated for
	Impairment	Impairment	Total
Allowance for loan losses:
Commercial real estate	$913	$3,551	$4,464
Commercial	727	924	1,651
Residential real estate	548	1,472	2,020
Home equity and junior lien	419	396	815
Construction loans	576	571	1,147
Consumer installment	230	86	316
Other	—	132	132
Total	$3,413	$7,132	$10,545

Loans:
Commercial real estate	$11,112	$391,565	$402,677
Commercial	2,084	100,248	102,332
Residential real estate	5,477	115,615	121,092
Home equity and junior lien	1,889	59,465	61,354
Construction loans	3,176	56,107	59,283
Consumer installment	390	12,039	12,429
Other	1,031	14,885	15,916
Total	$25,159	$749,924	$775,083

	Noncovered, December 31, 2013
	Individually	Collectively
	Evaluated for	Evaluated for
	Impairment	Impairment	Total
Allowance for loan losses:
Commercial real estate	$663	$2,643	$3,306
Commercial	584	845	1,429
Residential real estate	354	1,139	1,493
Home equity and junior lien	501	315	816
Construction loans	801	923	1,724
Consumer installment	265	104	369
Other	—	107	107
Total	$3,168	$6,076	$9,244

Loans:
Commercial real estate	$6,293	$283,865	$290,158
Commercial	2,140	83,848	85,988
Residential real estate	2,584	82,010	84,594
Home equity and junior lien	1,464	50,887	52,351
Construction loans	2,706	45,475	48,181
Consumer installment	352	9,033	9,385
Other	1,031	12,306	13,337
Total	$16,570	$567,424	$583,994

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

	Covered, December 31, 2014
	Individually	Collectively
	Evaluated for	Evaluated for
	Impairment	Impairment	Total
Allowance for loan losses:
Commercial real estate	$2,204	$371	$2,575
Commercial	137	41	178
Residential real estate	573	188	761
Home equity and junior lien	463	173	636
Construction loans	449	59	508
Consumer installment	7	1	8
Other	—	12	12
Total	$3,833	$845	$4,678

Loans:
Commercial real estate	$25,529	$36,328	$61,857
Commercial	1,296	4,159	5,455
Residential real estate	5,759	22,556	28,315
Home equity and junior lien	1,963	21,122	23,085
Construction loans	1,516	4,424	5,940
Consumer installment	11	86	97
Other	547	370	917
Total	$36,621	$89,045	$125,666

	Covered, December 31, 2013
	Individually	Collectively
	Evaluated for	Evaluated for
	Impairment	Impairment	Total
Allowance for loan losses:
Commercial real estate	$3,702	$846	$4,548
Commercial	1,913	118	2,031
Residential real estate	1,226	411	1,637
Home equity and junior lien	787	331	1,118
Construction loans	443	269	712
Consumer installment	2	6	8
Other	—	38	38
Total	$8,073	$2,019	$10,092

Loans:
Commercial real estate	$29,797	$81,712	$111,509
Commercial	4,250	13,219	17,469
Residential real estate	10,013	32,352	42,365
Home equity and junior lien	2,223	27,672	29,895
Construction loans	1,571	12,387	13,958
Consumer installment	20	401	421
Other	—	2,281	2,281
Total	$47,874	$170,024	$217,898

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

Acquired loan matters: The carrying amount of covered loans and other purchased noncovered loans consists of purchased credit-impaired loans and non—credit-impaired loans as shown in the following tables:

	Noncovered, December 31, 2014
	Purchased	Purchased
	Impaired	Nonimpaired
	Loans	Loans	Total

Commercial real estate	$1,906	$74,686	$76,592
Commercial	172	10,091	10,263
Residential real estate	1,683	24,262	25,945
Home equity and junior lien	175	9,425	9,600
Construction loans	1,116	12,538	13,654
Consumer installment	45	4,097	4,142
	$5,097	$135,099	$140,196

	Noncovered, December 31, 2013
	Purchased	Purchased
	Impaired	Nonimpaired
	Loans	Loans	Total

Commercial real estate	$3,375	$17,307	$20,682
Commercial	3	1,599	1,602
Residential real estate	1,074	10,562	11,636
Home equity and junior lien	216	7,120	7,336
Construction loans	2,737	1,910	4,647
Consumer installment	19	2,251	2,270
	$7,424	$40,749	$48,173

	Covered, December 31, 2014
	Purchased	Purchased
	Impaired	Nonimpaired
	Loans	Loans	Total

Commercial real estate	$12,133	$49,724	$61,857
Commercial	935	4,520	5,455
Residential real estate	2,858	25,457	28,315
Home equity and junior lien	869	22,216	23,085
Construction loans	1,312	4,628	5,940
Consumer installment	4	1,010	1,014
	$18,111	$107,555	$125,666

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

	Covered, December 31, 2013
	Purchased	Purchased
	Impaired	Nonimpaired
	Loans	Loans	Total

Commercial real estate	$18,324	$93,185	$111,509
Commercial	1,239	16,230	17,469
Residential real estate	7,639	34,726	42,365
Home equity and junior lien	1,054	28,841	29,895
Construction loans	2,030	11,928	13,958
Consumer installment	5	2,697	2,702
	$30,291	$187,607	$217,898

Covered loans include loans acquired in the Mainstreet, Jennings, Riverview, Commerce and certain loans of The Riverbank acquisitions.

Noncovered loans include loans acquired in the Rosemount, certain loans of The Riverbank, and the Naples and Barron acquisitions.

The nonaccretable discount represents the estimated amount of contractually required payments that are expected to be uncollectible on loans acquired in a business combination, including loans purchased in FDIC-assisted transactions.

Changes in the nonaccretable balance for purchased impaired loans for the transactions were as follows:

	Years Ended December 31
	2014	2013

Balance, beginning of year	$12,248	$42,354
Purchases	190	—
Utilization of nonaccretable differences	(2,119)	(7,597)
Purchase accounting adjustments	—	(2,532)
Reclassifications to accretable difference	(6,161)	(19,977)
Balance, end of year	$4,158	$12,248

The accretable discount is the discount applied to the expected cash flows of the portfolio to account for the differences between the interest rates at acquisition and rates currently expected on similar portfolios in the marketplace. The discount includes an adjustment on loans that are not accruing or paying contractual interest. As the accretable discount is accreted to interest income over the expected average life of the portfolio, the result will be interest income on the accruing and nonaccruing loans at the estimated current market rate.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 5.                                  Loans (Continued)

Changes in the accretable balance for purchased impaired and purchased nonimpaired loans for the transactions were as follows:

	Years Ended December 31
	2014	2013

Balance, beginning of year	$20,968	$32,029
Purchases	(59)	—
Accretion	(14,080)	(31,589)
Purchase accounting adjustments	—	551
Reclassification from nonaccretable discount	(5,628)	19,977
Balance, end of year	$12,457	$20,968

Pledged loans: Loans with carrying values of approximately $142,777 and $122,672 at December 31, 2014 and 2013, respectively, were pledged to secure available advances from the Federal Home Loan Bank of Des Moines.

Note 6.                                  Other Real Estate Owned

Covered other real estate owned is presented net of valuation discounts of $80 and $535 as of December 31, 2014 and 2013, respectively. Noncovered other real estate owned is presented net of valuation discounts of $0 and $21 as of December 31, 2014 and 2013, respectively. An analysis of activity related to other real estate owned is as follows:

	Year Ended December 31, 2014
	Covered	Noncovered
	OREO	OREO	Total

Balance, beginning of year	$17,388	$3,789	$21,177
Transfers of other real estate owned from covered to noncovered (1)	(5,666)	5,666	—
Loans transferred to other real estate owned	2,309	2,840	5,149
Gain (loss) on sale and write-down of other real estate owned, net	(1,928)	507	(1,421)
Proceeds from sales of other real estate owned	(7,270)	(7,816)	(15,086)
Balance, end of year	$4,833	$4,986	$9,819

(1)          Other real estate owned related to the Mainstreet, Jennings, Riverview and Commerce transactions were moved from covered other real estate to noncovered other real estate due to the expiration of the loss-sharing agreements covering these assets during 2014. See Note 2 for additional information.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 6.                                  Other Real Estate Owned (Continued)

	Year Ended December 31, 2013
	Covered	Noncovered
	OREO	OREO	Total

Balance, beginning of year	$27,889	$6,398	$34,287
Loans transferred to other real estate owned	12,064	4,913	16,977
Gain (loss) on sale and write-down of other real estate owned, net	(3,773)	(66)	(3,839)
Proceeds from sales of other real estate owned	(18,791)	(7,457)	(26,248)
Balance, end of year	$17,389	$3,788	$21,177

Income and expenses applicable to other real estate owned assets include the following amounts:

	Year Ended December 31, 2014
	Related To
	Covered	Noncovered
	OREO	OREO	Total

Rental income	$32	$8	$40
Expenses	(2,504)	(276)	(2,780)
Gains on sale	489	1,162	1,651
Loss on sale	(547)	(455)	(1,002)
Write-downs	(1,870)	(200)	(2,070)
Net amount reimbursed by the FDIC	3,785	—	3,785
Other real estate owned expense, net	$(615)	$239	$(376)

	Year Ended December 31, 2013
	Related To
	Covered	Noncovered
	OREO	OREO	Total

Rental income	$10	$1	$11
Expenses	(3,145)	(687)	(3,832)
Gains on sale	2,482	777	3,259
Loss on sale	(1,595)	(548)	(2,143)
Write-downs	(4,660)	(295)	(4,955)
Net amount reimburseable by the FDIC	5,934	—	5,934
Other real estate owned expense, net	$(974)	$(752)	$(1,726)

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 7.   Premises and Equipment

	December 31
	2014	2013

Land and buildings	$29,989	$28,224
Leasehold improvements	2,640	1,585
Furniture and equipment	10,301	9,719
	42,930	39,528

Less accumulated depreciation	11,955	10,199
	$30,975	$29,329

Note 8.                                  Goodwill and Other intangible Assets

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in the Bank of Naples and First National Bank of Barron acquisition occurring on July 13, 2012 and April 11, 2014, respectively. Goodwill will be subject to an impairment test at least on an annual basis. There was no impairment recognized in 2014 or 2013.

As a result of the acquisitions noted in Note 2, the Company has other intangible assets consisting of core deposit intangibles that had, as of December 31, 2014 and 2013, a remaining weighted-average amortization period of approximately 1.73 and 2.09 years, respectively. The following tables present the changes during the years ended December 31, 2014 and 2013, in the carrying amount of core deposit and client relationship intangibles, and the gross carrying amount, accumulated amortization, and net book value as of December 31, 2014 and 2013:

	Years Ended December 31
	2014	2013

Balance, beginning of year	$818	$1,177
Amortization expense	304	359
Balance, end of year	$514	$818

	December 31
	2014	2013

Gross carrying amount	$1,785	$1,785
Accumulated amortization	1,271	967
Net book value	$514	$818

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 8.                                  Goodwill and Other intangible Assets (Continued)

The following presents the estimated future amortization expense of other intangible assets:

Years Ending December 31,

2015	$252
2016	167
2017	74
2018	21
$514

Note 9.                                  Deposits

Composition of deposits:

	December 31
	2014	2013

Noninterest-bearing demand deposits	$302,953	$259,877
Money market NOW accounts and savings accounts	486,769	480,023
Time certificates, $100 or more	111,614	122,538
Other time deposits	159,616	180,209
	$1,060,952	$1,042,647

Included in the totals above are approximately $257,121 and $240,284 of deposits that meet or exceed the FDIC insurance limit of $250 as of December 31, 2014 and 2013, respectively.

Scheduled maturities of time deposits are as follows:

Years Ending December 31,

2015	$164,980
2016	71,622
2017	20,865
2018	6,426
2019	7,337
$271,230

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 10.                           Short-Term Borrowings

	December 31
	2014	2013

Securities sold under agreements to repurchase	$5,278	$5,506

Securities sold under agreements to repurchase are held by the Company. The Company has pledged certain investment securities with a fair value of $10,709 and $12,284 at December 31, 2014 and 2013, respectively. The agreements mature daily and carry a weighted-average interest rate of 1.43 percent and 2.55 percent at December 31, 2014 and 2013, respectively.

Note 11.                           Subordinated Notes Payable

	December 31
	2014	2013
Subordinated note payable due to a related entity, CBI Capital Trust II, interest paid quarterly, variable rate at one-month LIBOR plus 3.50% (3.65% at December 31, 2014). The subordinated debt matures on March 15, 2038. (1)	$7,217	$7,217
Subordinated note payable due to a related entity, CBI Capital Trust III, interest paid quarterly, variable rate at three-month LIBOR plus 3.75% (3.98% December 31, 2014). The subordinated debt matures on September 30, 2039. (1)	3,093	3,093
Subordinated note payable due to a related entity,Barron Investment Capital Trust I, interest paid quarterly, variable rate at three-month LIBOR plus 2.15% (2.38% at December 31, 2014). The subordinated debt matures on September 30, 2036. (1)	2,062	—
Subordinated note payable due to 1907 EJF Fund, LTD, interest paid semiannually, fixed rate of 8.75%. The subordinated debt matures on June 28, 2023. (2)	12,300	12,300
	$24,672	$22,610

(1)          The Company has formed three statutory business trusts, CBI Capital Trust II and III and Barron Investments Capital Trust I, under the laws of the state of Delaware, which exist for the exclusive purposes of (i) issuing trust securities representing undivided beneficial interests in the assets of the trust; (ii) investing the gross proceeds of the trust securities in junior subordinated deferrable interest debentures (subordinated debentures); and (iii) engaging in only those activities necessary or incidental thereto.

CBI Capital Trust III, which has outstanding subordinated debentures of $3,093 at December 31, 2014, has issued 3,000 preferred securities shares of the Trust to CBS LLC, a related party of the Company. These shares were issued at a par value of $1,000 and were offered at terms comparable to those offered to other parties not affiliated with the Company.

For regulatory capital purposes, these trust securities qualify as a component of Tier 1 capital.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 11.                           Subordinated Notes Payable (Continued)

(2)          The subordinated note purchase agreement with 1907 EJF Fund, LTD contains certain covenants regarding, among other matters, a requirement to maintain an “adequately capitalized” status and maintain a debt-to-equity ratio of 35 percent or less.

The agreement also contains a clause to obtain prior approval before payments of dividends and distributions in excess of the rolling 12-month aggregated earnings, beginning March 31, 2014.

The debt may be prepaid, subject to varying prepayment penalties, in full if the lender opts not to consent to the borrower’s request to exceed the dividend and distribution payment covenants or the debt-to-equity covenants. After 2021, the debt may be prepaid, without penalty, in full if the lender opts not to consent to the borrower’s request to exceed the limits in the covenants of the agreement.

Note 12.                           Notes Payable

	December 31
	2014	2013
Variable-rate term loan from US Bank, interest rate of one-month LIBOR plus 2.00% (2.15% at December 31, 2014), principal payments of $41,667 plus outstanding interest due quarterly, remaining outstanding principal and interest due at maturity on April 30, 2017	$1,125	$1,291
Total	$1,125	$1,291

The debt payable to US Bank is secured by 100 percent of the stock of the Bank. The agreement contains restrictions regarding, among other matters, a requirement to maintain “well-capitalized” status; a requirement to not exceed certain ratios of noncurrent loans, classified assets, and other real estate owned to capital; a minimum allowance for loan losses as a percent of total loans; and a minimum fixed charge coverage ratio. The Company was in compliance with the requirements of the agreement as of December 31, 2014 and 2013.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 13.                           Commitments, Contingencies and Credit Risk

Contingencies: In the normal course of business, the Company may be involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the consolidated financial statements.

Financial instruments with off-balance-sheet risk: The Company is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. They involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheet.

The Company’s exposure to credit loss in the event of nonperformance by the other parties to the financial instruments for these commitments is represented by the contractual amounts of the instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments. These commitments at December 31, 2014 and 2013, were as follows:

	December 31
	2014	2013

Commitments to extend credit	$128,887	$118,665
Standby letters of credit	4,023	4,283
	$132,910	$122,948

Commitments to extend credit: Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. If deemed necessary upon extension of credit, the amount of collateral obtained is based on management’s credit evaluation of the party. Collateral held varies, but may include accounts receivable, inventory, property and equipment, securities, and mortgages held on various properties.

Standby letters of credit: Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Collateral held varies as specified above and is required in instances that the Company deems necessary.

Lease commitments: The Company leases certain of its office spaces under operating leases. The leases require the Company to also pay a portion of the operating expenses and real estate taxes. The following is a schedule of approximate future minimum lease payments under the various lease commitments:

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 13.   Commitments, Contingencies and Credit Risk (Continued)

Years Ending December 31,

2015	$298
2016	314
2017	213
2018	87
2019	89
Thereafter	495
$1,496

Total rent expense, net of rental income, for the years ended December 31, 2014 and 2013, was approximately $293 and $332, respectively.

Financial instruments with concentration of credit risk:

Concentration over insured limits: The nature of the Company’s business requires that it maintain amounts due from banks that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Concentration by geographic location: The Company makes commercial, residential and consumer loans to its customers, primarily in the Company’s Minneapolis metropolitan trade area, western Wisconsin and also in the Company’s secondary trade area, and the Naples and Fort Meyers area of Florida. Although the Company’s loan portfolio is diversified, a substantial portion of the Company’s customers’ ability to honor their contracts is dependent upon the local business economy, which is taken into consideration by management in determining the allowance for loan losses.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 14.                           Employee Benefit Plans

Deferred compensation plans: The Company has entered into supplemental pension agreements and salary continuation agreements with certain executive officers. The agreements provide compensation to the officers after retirement or upon termination. Compensation expense under these agreements is being accrued over the anticipated employment of the individual officers. Compensation expense under these agreements totaled $198 and $124 during 2014 and 2013, respectively. Supplemental pension and deferred compensation liabilities totaled $1,392 and $1,194 as of December 31, 2014 and 2013, respectively.

401(k) retirement plan: Company contributions to the plan for the years ended December 31, 2014 and 2013, were approximately $665 and $683, respectively.

Note 15.                           Transactions With Related Parties

The Company has had, and may be expected to have in the future, banking transactions in the ordinary course of business with directors, significant stockholders, executive officers and affiliated companies in which they are principal stockholders (commonly referred to as related parties). In management’s opinion, these loans were on the same terms as those for comparable loans with nonrelated parties. Total extensions of credit with related parties were approximately $310 and $360 at December 31, 2014 and 2013.

The Company also leases its Naples location from an entity that is partially owned by the Company’s shareholder. Rent expenses under this lease were approximately $219 at December 31, 2014 and 2013. This lease commitment is included in lease commitments in Note 13.

On April 11, 2014, the Company acquired 100 percent of the stock of First Financial Holdings, Inc. and its wholly owned subsidiary, First National Bank and Trust in Barron, Wisconsin, (Barron) from a related party. See Note 2 for additional information.

Note 16.                           Regulatory Capital Requirements

The Company (on a consolidated basis) and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s and Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and Bank must meet specific capital guidelines that involve quantitative measures of assets and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors. Prompt corrective action provisions are not applicable to bank holding companies.

Quantitative measures established by regulation to ensure capital adequacy require the Company and Bank to maintain minimum ratios (set forth in the table below) of total and Tier I capital to risk-weighted assets, and of Tier I capital to average assets (all as defined in the regulations). Management believes, as of December 31, 2014, that the Company and Bank meet all capital adequacy requirements to which they are subject.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 16.                           Regulatory Capital Requirements (Continued)

As of December 31, 2014, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well-capitalized under the regulatory framework for prompt corrective action. To be categorized as well-capitalized, the Bank must maintain minimum total risk-based, Tier I risk-based and Tier I leverage ratios as set forth in the table below. There are no conditions or events since that notification that management believes have changed the Bank’s category. The Company’s and the Bank’s actual capital amounts and ratios as of December 31, 2014 and 2013, are also presented in the table.

					Minimum to Be Well-
			Minimum Capital		Capitalized Under Prompt
	Actual		Requirement		Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of December 31, 2014:
Total risk-based capital (to risk-weighted assets):
Consolidated	$102,916	12.53%	$65,709	8.0%	N/A	N/A
Central Bank	111,536	13.59%	65,658	8.0%	$82,072	10.0%
Tier I capital (to risk- weighted assets):
Consolidated	92,590	11.28%	32,833	4.0%	N/A	N/A
Central Bank	101,219	12.34%	32,810	4.0%	49,215	6.0%
Tier I capital (to average assets):
Consolidated	92,590	7.88%	47,000	4.0%	N/A	N/A
Central Bank	101,219	8.62%	46,969	4.0%	58,712	5.0%
As of December 31, 2013:
Total risk-based capital (to risk-weighted assets):
Consolidated	94,528	14.13%	53,519	8.0%	N/A	N/A
Central Bank	102,432	15.33%	53,454	8.0%	66,818	10.0%
Tier I capital (to risk- weighted assets):
Consolidated	86,031	12.86%	26,759	4.0%	N/A	N/A
Central Bank	93,942	14.06%	26,726	4.0%	40,089	6.0%
Tier I capital (to average assets):
Consolidated	86,031	7.50%	45,883	4.0%	N/A	N/A
Central Bank	93,942	8.20%	45,825	4.0%	57,382	5.0%

In July 2013, the federal banking agencies issued a final rule revising the regulatory capital rules applicable to most national bank and federal savings associations as well as their holding companies generally beginning on January 1, 2015. The rule implements the Basel Committee’s December 2010 framework known as “Basel Ill” for strengthening international capital standards as well as certain provisions of the Dodd-Frank Act. The final rule implements a revised definition of regulatory capital, a new common equity Tier 1 minimum capital requirement of 4.50%, and a higher minimum Tier 1 capital requirement of 6.00% (which is an increase from 4.00%). Under the final rule, the total capital ratio remains at 8.00% and the minimum leverage ratio (Tier 1 capital to total assets) for all banking organizations, regardless of supervisory rating, is 4.00%.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 16.                           Regulatory Capital Requirements (Continued)

Additionally, under the final rule, in order to avoid limitations on capital distributions, including dividend payments and certain discretionary bonus payments to executive officers, a banking organization must hold a capital conservation buffer composed of common equity Tier 1 capital above its minimum risk-based capital requirements. The buffer is measured relative to risk-weighted assets. The final rule also enhances risk sensitivity and addresses weaknesses identified by the regulators over recent years with the measure of risk weighted assets, including through new measures of creditworthiness to replace references to credit ratings, consistent with the requirements of the Dodd-Frank Act.

Except for the largest internationally active banking organizations (which are subject to the “advanced approaches” provisions of the final rule), the new minimum capital requirements generally become effective for all banking organizations on January 1, 2015, whereas the capital conservation buffer and the deductions from common equity Tier 1 capital phase in over time, beginning on January 1, 2016. Similarly, non-qualifying capital instruments phase out over time.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 17.                           Fair Value Measurements

ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The price in the principal (or most advantageous) market used to measure the fair value of the asset or liability shall not be adjusted for transaction costs. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets and liabilities; it is not a forced transaction. Market participants are buyers and sellers in the principal market that are (1) independent, (2) knowledgeable, (3) able to transact and (4) willing to transact.

ASC Topic 820 requires the use of valuation techniques that are consistent with the market approach, the income approach and/or the cost approach. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses valuation techniques to convert expected future amounts, such as cash flows or earnings, to a single present value amount on a discounted basis. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset (replacement cost). Valuation techniques should be consistently applied. Inputs to valuation techniques refer to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable, meaning those that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources, or unobservable, meaning those that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In that regard, ASC Topic 820 establishes a fair value hierarchy for valuation inputs that gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy is as follows:

Level 1:           Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date

Level 2:           Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data

Level 3:           Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 17.                           Fair Value Measurements (Continued)

A description of the valuation methodologies used for instruments measured at fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy, is set forth below.

In general, fair value is based upon quoted market prices, where available. If such quoted market prices are not available, fair value is based upon models that primarily use, as inputs, observable market-based parameters. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. While management believes the Company’s valuation methodologies are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

Investment securities available for sale: The fair values of investment securities available for sale were generally determined based on matrix pricing. Matrix pricing is a mathematical technique that utilizes observable market inputs including, for example, yield curves, credit ratings and prepayment speeds. Fair values determined using matrix pricing are categorized as Level 2 in the fair value hierarchy.

The following tables summarize assets measured at fair value on a recurring basis segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value:

Estimated Fair Value

Measurements

at December 31,

	2014	Level 1	Level 2	Level 3

U.S. government and federal agencies	$16,434	$—	$16,434	$—
GSE residential mortgage-backed securities	94,214	—	94,214	—
Corporate bonds	9,434	—	9,434	—
Obligations of states and political subdivisions	8,393	—	8,393	—
	$128,475	$—	$128,475	$—

Estimated Fair Value

Measurements

at December 31,

	2013	Level 1	Level 2	Level 3

U.S. government and federal agencies	$16,022	$—	$16,022	$—
GSE residential mortgage-backed securities	109,905	—	109,905	—
Corporate bonds	8,650	—	8,650	—
Obligations of states and political subdivisions	7,396	—	7,396	—
	$141,973	$—	$141,973	$—

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 17.                           Fair Value Measurements (Continued)

Financial instruments recorded at fair value on a nonrecurring basis: The Company is required, on a nonrecurring basis, to adjust the carrying value of certain assets or provide valuation allowances related to certain assets using fair value measurements in accordance with generally accepted accounting principles.

Impaired loans: The specific reserves for collateral-dependent impaired loans are determined based on the fair value of collateral method in accordance with ASC Topic 310. Under the fair value of collateral method, the specific reserve is equal to the difference between the carrying value of the loan and the fair value of the collateral less estimated selling costs. When a specific reserve is required for an impaired loan, the impaired loan is essentially measured at fair value. The fair value of collateral was determined based on appraisals, with further adjustments made to the appraised values due to various factors, including the age of the appraisal, age of comparables included in the appraisal, and known changes in the market and in the collateral. The resulting fair value measurement is disclosed in the nonrecurring hierarchy table. Where estimates of fair values used for other collateral supporting commercial loans are based on assumptions not observable in the marketplace, such valuations have been classified as Level 3.

Other real estate owned: Other real estate owned, upon initial recognition, is measured and reported at fair value through a charge-off to the allowance for loan losses based upon the fair value of the other real estate owned. Where the fair value of other real owned, upon initial recognition, is estimated based on assumptions not observable in the marketplace, such valuation has been classified as Level 3.

The Company may be required, from time to time, to measure certain financial assets and financial liabilities at fair value on a nonrecurring basis in accordance with U.S. generally accepted accounting principles. These include assets that are measured at the lower of cost or market that were recognized at fair value below cost at the end of the period.

Assets subject to the nonrecurring fair value measurements described herein included in the Company’s consolidated balance sheets at December 31, 2014 and 2013, are summarized in the following tables:

	Carrying Value at December 31, 2014
	Total	Level 1	Level 2	Level 3

Impaired loans	$23,422	$—	$—	$23,422
Other real estate owned	9,819	—	—	9,819
	$33,241	$—	$—	$33,241

	Carrying Value at December 31, 2013
	Total	Level 1	Level 2	Level 3

Impaired loans	$26,903	$—	$—	$26,903
Other real estate owned	21,177	—	—	21,177
	$48,080	$—	$—	$48,080

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 17.                           Fair Value Measurements (Continued)

ASC Topic 825 requires disclosure of the fair value of financial assets and financial liabilities, including those financial assets and financial liabilities that are not measured and reported at fair value on a recurring or nonrecurring basis. The methodologies for estimating the fair value of financial assets and financial liabilities that are measured at fair value on a recurring or nonrecurring basis are discussed above. The methodologies for other financial assets and financial liabilities are discussed below.

	December 31, 2014		December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Financial assets:
Cash and cash equivalents	$56,541	$56,541	$94,024	$94,024
Certificates of deposit	839	839	839	839
Federal funds sold	—	—	1,006	1,006
Available-for-sale securities	128,475	128,475	141,973	141,973
Held-to-maturity securities	38,834	39,156	32,317	31,035
Loans originated, including covered loans
and loans held for sale, net	887,412	892,764	785,237	787,927
Investment in restricted stock	1,603	1,603	1,499	1,499
FDIC indemnification asset	11,700	11,700	33,930	33,930
Bank-owned life insurance	6,802	6,802	5,631	5,631
Accrued interest receivable	3,199	3,199	2,903	2,903
Financial liabilities:
Deposits	1,060,952	1,062,908	1,042,647	1,045,230
Short-term borrowings	5,278	5,278	5,506	5,506
Subordinated notes payable	24,672	25,004	22,610	22,516
Notes payable	1,125	1,125	1,291	1,291
Accrued interest payable	1,054	1,054	1,291	1,291

Fair value of financial instruments: The following methods and assumptions were used by the Company in estimating the fair values of its financial instruments:

The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, certificates of deposit, federal funds sold, bank-owned life insurance, investments in restricted securities, demand deposits, NOW and money market deposits, savings deposits, short-term borrowings, variable-rate long-term borrowings, accrued interest receivable and accrued interest payable approximate their fair values.

Originated loans and loans held for sale: For variable-rate originated loans that reprice frequently and that have experienced no significant change in credit risk, fair values are based on carrying values. Fair values for all other originated loans are estimated based on discounted cash flows, using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.

Covered loans: The fair value carrying amounts of covered loans are calculated with a discounted cash flow model using market-based credit spreads of comparable debt instruments or credit derivatives of the specific borrower or comparable borrowers. Results of discounted cash flow calculations may be adjusted, as appropriate, to reflect other market conditions or the perceived credit risk of the borrower.

Central Bancshares, Inc. and Subsidiary

Notes to Consolidated Financial Statements

(In Thousands)

Note 17.                           Fair Value Measurements (Continued)

FDIC indemnification asset: Fair value at the acquisition dates was estimated based on projected cash flows available for loss-sharing based on the credit adjustments estimated for each loan pool and the loss-sharing percentages. This loss-sharing asset is also separately measured from the related covered loans and foreclosed real estate. Although this asset is a contractual receivable from the FDIC, there is no contractual interest rate; therefore, an imputed rate of interest has also been taken into account to estimate fair values.

Deposits: Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregate expected monthly maturities on time deposits.

Notes payable and subordinated notes payable: Fair values for fixed-rate borrowings are estimated using a discounted cash flow analysis based on interest rates for the same or similar debt offered to the Company having the same or similar remaining maturities and collateral requirements.

Off-balance-sheet instruments: Since the majority of the Company’s off-balance-sheet instruments consist of nonfee-producing, variable-rate commitments, the Company has determined they do not have a distinguishable fair value.

Interest rate risk: The Company assumes interest rate risk, the risk that general interest rate levels will change, as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change, and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to appropriately manage interest rate risk. However, borrowers with fixed-rate obligations are less likely to prepay in a rising-rate environment and more likely to prepay in a falling-rate environment. Conversely, depositors who are receiving fixed rates are more likely to withdraw funds before maturity in a rising-rate environment and less likely to do so in a falling-rate environment. Management monitors rates and maturities of assets and liabilities and attempts to manage its interest rate risk within policy guidelines by adjusting terms of new loans and deposits and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Note 18.                           Merger

On November 8, 2014, the board of directors of the Company approved a Merger Agreement with MidWestOne Financial Group, Iowa City, Iowa. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, the Company will merge with and into Midwest One Financial Group, with Midwest One Financial Group surviving the Merger. The separate existence of the Company will terminate. At the effective time of the Merger, each share of the Company’s common stock issued and outstanding will be converted into the right to receive a pro rata portion of (i) 2,723,083 shares of common stock, $1.00 par value per share, of MidWestOne Financial Group and (ii) $64,000,000 in cash, subject to certain adjustments as described in the Merger Agreement.The transaction is expected to close May 1, 2015.

Appendix A

AGREEMENT AND PLAN OF MERGER

BETWEEN

MIDWESTONE FINANCIAL GROUP, INC.

AND

CENTRAL BANCSHARES, INC.

NOVEMBER 20, 2014

A-i

A-ii

A-iii

A-iv

Exhibit Index

Exhibit A — 1	Form of Surviving Corporation Bylaw Amendment

Exhibit A — 2	Form of Surviving Corporation Amended and Restated Bylaws

Exhibit B	Executive Officers of Surviving Corporation

Exhibit C	Form of Company Bank Certificate of Incorporation Amendment

Exhibit D — 1	Acquiror Bank Bylaw Amendment

Exhibit D — 2	Acquiror Bank Amended and Restated Bylaws

Exhibit E	Company Bank Amended and Restated Bylaws

Exhibit F — 1	Executive Officers of Acquiror Bank

Exhibit F — 2	Executive Officers of Company Bank

Exhibit G	Form of Shareholder Agreement

A-v

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (together with all exhibits and schedules, this “Agreement”) is entered into as of November 20, 2014, between MidWestOne Financial Group, Inc., an Iowa corporation (“Acquiror”), and Central Bancshares, Inc., a Minnesota corporation (the “Company”).

RECITALS

A.                                    The boards of directors of Company and Acquiror have approved, and deem it advisable and in the best interests of their respective shareholders to consummate, the business combination transaction provided for herein, in which Company will merge with and into Acquiror (the “Merger”), with Acquiror being the surviving corporation (the “Surviving Corporation”).

B.                                    The boards of directors of Company and Acquiror have each determined that the Merger and the other transactions contemplated hereby are consistent with, and will further, their respective business strategies and goals.

C.                                    The parties intend that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement be and hereby is adopted as a “plan of reorganization” within the meaning of Sections 354 and 361 of the Code.

D.                                    The parties desire to make certain representations, warranties and agreements in connection with the Merger and other transactions contemplated by this Agreement and also agree to certain prescribed conditions to the Merger and other transactions.

AGREEMENTS

In consideration of the foregoing premises and the following mutual promises, covenants and agreements, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1                                   Definitions.  The following terms, when used herein, shall have the following meanings.

(a)                                                    “Acquiror” shall have the meaning assigned to such term in the Preamble.

(b)                                                   “Acquiror Bank” means MidWestOne Bank, an Iowa-chartered commercial bank with its main office located in Iowa City, Iowa, and a wholly-owned subsidiary of Acquiror.

(c)                                                    “Acquiror Bank Shares” shall have the meaning assigned to such term in Section 5.6.

(d)                                                   “Acquiror Benefit Plan” shall have the meaning assigned to such term in Section 8.7(a).

(e)                                                    “Acquiror Common Stock” means the common stock of Acquiror, $1.00 par value per share.

(f)                                                      “Acquiror Designated Acquiror Bank Directors” means the ten (10) individuals designated by Acquiror to serve on the board of directors of Acquiror Bank immediately following the Effective Time, each of whom shall have served as a director of Acquiror Bank immediately prior to the Effective Time, and each of whom shall be reasonably agreeable to Company.

(g)                                                   “Acquiror Designated Company Bank Directors” means the three (3) individuals designated by Acquiror to serve on the board of directors of Company Bank immediately following the Effective time, each of whom shall be reasonably agreeable to Company.

(h)                                                   “Acquiror Directors” means the eight (8) individuals designated by Acquiror to serve on the board of directors of the Surviving Corporation immediately following the Effective Time, each of whom shall have served as a director of Acquiror immediately prior to the Effective Time, and each of whom shall be reasonably agreeable to Company.

(i)                                                       “Acquiror Financial Statements” shall have the meaning assigned to such term in Section 5.7(c).

(j)                                                       “Acquiror Loan” means any loan, loan agreement, note, lease or other borrowing agreement by Acquiror Bank, any participation therein, and any guaranty, renewal or extension thereof.

(k)                                                    “Acquiror Market Value” means, as of any specified date, the average of the daily closing sales prices of a share of Acquiror Common Stock as reported on the NASDAQ Global Select Market for the ten (10) consecutive trading days immediately preceding such specified date.

(l)                                                       “Acquiror Preferred Stock” means the preferred stock of Acquiror, no par value per share.

(m)                                                 “Acquiror Proxy Statement” means the proxy statement to be used by Acquiror in connection with the solicitation by its board of directors of proxies for use at the meeting of the Aquiror shareholders described in Section 7.5.

(n)                                                   “Acquiror Schedules” shall have the meaning assigned to such term in Section 1.2(b).

(o)                                                   “Acquiror SEC Reports” means the annual, quarterly and other reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) filed by Acquiror with the SEC.

(p)                                                   “Acquiror Stock Option Plan” means the MidWestOne Financial Group, Inc. 2008 Equity Incentive Plan.

(q)                                                   “Acquiror Subsidiary” means any Subsidiary of Acquiror.

(r)                                                      “Adjusted Shareholders’ Equity” means the total consolidated tangible shareholders’ equity of Company as of the end of the most recent calendar month preceding the Closing Date, calculated in accordance with GAAP; provided, however, that this calculation shall exclude (i) the payment of any tax distributions and dividends contemplated pursuant to Section 6.12; (ii) the donation contemplated in Section 8.9; (iii) all expenses paid or incurred, or projected to be paid or incurred by Company in connection with this Agreement and the Contemplated Transactions, including Company Transactional Expenses and any Remediation Cost; (iv) any intangibles; (v) realized gains or losses resulting from sales (after the date of this Agreement) of investment securities; (vi) any unrealized gains or losses prescribed by Accounting Standards Codification Topic 320, Investments—Debt and Equity Securities; and (vii) the effects of any accounting or other adjustments made pursuant to Section 6.8.  The calculation of Adjusted Shareholders’ Equity shall be delivered to Acquiror, accompanied by appropriate supporting detail, no later than the close of business on the third (3rd) Business Day preceding the Closing Date, and such calculation shall be subject to verification and approval by Acquiror and its independent auditors, which approval shall not be unreasonably withheld.

(s)                                                    “Affiliate” shall mean with respect to:

(i)       a particular individual:  (A) each other member of such individual’s Family; (B) any Person that is directly or indirectly controlled by such individual or one or more members of such individual’s Family; (C) any Person in which such individual or members of such individual’s Family hold (individually or in the aggregate) a Material Interest; and (D) any Person with respect to which such individual or one or more members of such individual’s Family serves as a director, officer, partner, executor or trustee (or in a similar capacity); and

(ii)    a specified Person other than an individual:  (A) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (B) any Person that holds a Material Interest in such specified Person; (C) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity); (D) any Person in which such specified Person holds a Material Interest; (E) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (F) any Affiliate of any individual described in clauses (B) or (C) of this subsection (ii).

(t)                                                      “Agreement” shall have the meaning assigned to such term in the Preamble.

(u)                                                   “BHCA” means the Bank Holding Company Act of 1956, as amended.

(v)                                                   “Business Day” means any day on which the trading of stock occurs on the NASDAQ Global Select Market.

(w)                                                 “Call Reports” means the quarterly reports of income and condition required to be filed with the FDIC.

(x)                                                     “Closing” shall have the meaning assigned to such term in Section 2.2(a).

(y)                                                   “Closing Date” shall have the meaning assigned to such term in Section 2.2(a).

(z)                                                     “Code” shall have the meaning assigned to such term in Recital C.

(aa)                                              “Company” shall have the meaning assigned to such term in the Preamble.

(bb)                                            “Company Bank” means Central Bank, a Minnesota-chartered commercial bank with its main office located in Golden Valley, Minnesota, and a wholly-owned subsidiary of Company.

(cc)                                              “Company Bank Shares” shall have the meaning assigned to such term in Section 4.6.

(dd)                                            “Company Benefit Plan” shall have the meaning assigned to such term in Section 4.14(e).

(ee)                                              “Company Common Stock” means the common stock of Company, $1.00 par value per share.

(ff)                                                  “Company Designated Acquiror Bank Directors” means the three (3) individuals designated by Company to serve on the board of directors of Acquiror Bank immediately following the Effective Time, each of whom shall be reasonably agreeable to Acquiror.

(gg)                                            “Company Designated Company Bank Directors” means the seven (7) individuals designated by Company to serve on the board of directors of Company Bank immediately following the Effective Time, each of whom shall have served as a director of Company Bank immediately prior to the Effective Time, and each of whom shall be reasonably agreeable to Acquiror.

(hh)                                            “Company Directors” means John M. Morrison, Larry Albert and the three (3) other individuals designated by Company to serve on the board of directors of the Surviving Corporation immediately following the Effective Time, each of whom shall have served as a director of Company immediately prior to the Effective Time, and each of whom shall be reasonably agreeable to Acquiror.

(ii)                                                    “Company ERISA Affiliate” shall have the meaning assigned to such term in Section 4.14(e).

(jj)                                                    “Company Loans” means any loan, loan agreement, note, lease or other borrowing agreement by Company Bank, any participation therein, and any guaranty, renewal or extension thereof.

(kk)                                              “Company Financial Statements” shall have the meaning assigned to such term in Section 4.7(b).

(ll)                                                    “Company Qualified Plan” shall have the meaning assigned to such term in Section 4.14(f).

(mm)                                        “Company Schedules” shall have the meaning assigned to such term in Section 1.2(b).

(nn)                                            “Company Subsidiary” means any Subsidiary of Company.

(oo)                                            “Company Transactional Expenses” means all transaction costs of Company necessary to consummate the Contemplated Transactions, or incurred or accrued (or required to be accrued in accordance with GAAP) including: (i) the aggregate expenses of attorneys, accountants, consultants, financial advisors and other professional advisors incurred by Company in connection with this Agreement and the Contemplated Transactions; (ii) any amounts paid or payable to any director, officer or employee of Company under any Contract, benefit plan or employment practice of Company; and (iii) all other payroll and non-payroll related costs and expenses, in each case incurred or to be incurred by Company through the Effective Time in connection with this Agreement and the Contemplated Transactions.

(pp)                                            “Confidentiality Agreement” means that certain Mutual Non-Disclosure Agreement, dated September 4, 2014, between Company and Acquiror.

(qq)                                            “Contemplated Transactions” means all of the transactions contemplated by this Agreement, including the Merger and the performance by Acquiror and Company of their respective covenants and obligations under this Agreement.

(rr)                                                  “Contract” means any agreement, contract, obligation, promise or understanding (whether written or oral and whether express or implied) that is legally binding:  (i) under which a Person has or may acquire any rights; (ii) under which such Person has or may become subject to any obligation or liability; or (iii) by which such Person or any of the assets owned or used by such Person is or may become bound.

(ss)                                              “Covered Employees” shall have the meaning assigned to such term in Section 8.7(a).

(tt)                                                  “CRA” means the Community Reinvestment Act, as amended.

(uu)                                            “Determination Date” means the first date on which all Requisite Regulatory Approvals (and waivers, if applicable) necessary for consummation of the Merger have been received (disregarding any waiting period).

(vv)                                            “Effective Time” shall have the meaning assigned to such term in Section 2.2(b).

(ww)                                        “Effective Time Tax Returns” shall have the meaning assigned to such term in Section 8.11(a).

(xx)                                                “Environment” means surface or subsurface soil or strata, surface waters and sediments, navigable waters, groundwater, drinking water supply and ambient air.

(yy)                                            “Environmental Laws” means any federal, state or local law, statute, ordinance, rule, regulation, code, order, permit or other legally binding requirement applicable to the business or assets of Company or any Company Subsidiary, or Acquiror or any Acquiror Subsidiary, as applicable, that imposes liability or standards of conduct with respect to the Environment and/or Hazardous Materials.

(zz)                                                “Environmental Report” shall have the meaning assigned to such term in Section 6.15(a).

(aaa)                                        “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(bbb)                                     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(ccc)                                        “Family” shall mean with respect to an individual:  (i) the individual; (ii) the individual’s spouse and former spouses; (iii) any other natural person who is related to the individual or the individual’s spouse within the second degree; and (iv) any other natural person who resides with such individual.

(ddd)                                     “FDIA” means the Federal Deposit Insurance Act, as amended.

(eee)                                        “FDIC” means the Federal Deposit Insurance Corporation.

(fff)                                              “Federal Reserve” means the Board of Governors of the Federal Reserve System.

(ggg)                                     “Fill Option” shall have the meaning assigned to such term in Section 11.1(f)

(hhh)                                     “Final Index Price” means the sum of the Final Prices of each company comprising the Index.

(iii)                                                 “Final Price” with respect to any company included in the Index, means the average of the daily closing sales prices of a share of common stock of such company

(and if there is no closing sales price on any such day, then the mean between the closing bid and the closing asked prices on that day), as reported on the consolidated transaction reporting system for the market or exchange on which such common stock is principally traded, for the ten (10) consecutive trading days immediately preceding the Determination Date.

(jjj)                                                 “First Trigger Fill” shall mean 2,723,083 multiplied by the difference between (i) $19.10 and (ii) the Acquiror Market Value on the Determination Date.

(kkk)                                        “GAAP” means generally accepted accounting principles in the United States, consistently applied.

(lll)                                                 “Hazardous Materials” means any hazardous, toxic or dangerous substance, waste, contaminant, pollutant, gas or other material that is classified as such under Environmental Laws or is otherwise regulated under Environmental Laws.

(mmm)                               “IBCA” means the Iowa Business Corporation Act, as amended.

(nnn)                                     “Index” means the NASDAQ Bank Index or, if such index is not available, such substitute or similar index as substantially replicates the NASDAQ Bank Index.

(ooo)                                     “Initial Index Price” means the sum of the Initial Prices of each company comprising the Index.

(ppp)                                     “Initial Price” with respect to any company belonging to the Index, means the average of the daily closing sales prices of a share of common stock of such company (and if there is no closing sales price on any such day, then the mean between the closing bid and the closing asked prices on that day), as reported on the consolidated transaction reporting system for the market or exchange on which such common stock is principally traded, for the ten (10) consecutive trading days immediately preceding the date of this Agreement.

(qqq)                                     “Insurance Expense Cap” shall have the meaning assigned to such term in Section 7.7.

(rrr)                                              “Intellectual Property Asset” means a licensing agreement or other Contract with respect to patents, trademarks, copyrights, or other intellectual property.

(sss)                                        “Iowa Division” means the Iowa Division of Banking.

(ttt)                                              “Iowa Statutes” means the laws of the State of Iowa.

(uuu)                                     “Key Employee” means each of the individuals as set forth on Acquiror Schedule 1.1(uuu).

(vvv)                                     “Knowledge” with respect to:

(i)                         an individual shall mean that such individual will be deemed to have “Knowledge” of a particular fact or other matter if:  (A) such individual is actually aware of such fact or other matter; or (B) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the ordinary course of business; and

(ii)                      a Person (other than an individual) shall mean that such Person will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

(www)                               “Legal Requirement” means any federal, state, local, municipal, foreign, international, multinational or other Order, constitution, law, ordinance, regulation, rule, policy statement, directive, statute or treaty.

(xxx)                                           “Material Adverse Effect” as used with respect to a party, means an event, change, effect or occurrence which, individually or together with any other event, change, effect or occurrence: (i) is materially adverse to the business, properties, financial condition or results of operations of such party and its Subsidiaries, taken as a whole; or (ii) materially impairs the ability of such party to perform its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement on a timely basis; provided that, in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent attributable to or resulting from: (A) changes in laws or regulations generally affecting the banking and bank holding company businesses and the interpretation of such laws and regulations by courts or governmental authorities; (B) changes in GAAP or regulatory accounting requirements generally affecting the banking and bank holding company businesses; (C) changes or events generally affecting the banking and bank holding company businesses, including changes in prevailing interest rates, and not specifically relating to Company or Acquiror or their respective Subsidiaries; (D) the effects of the actions expressly permitted or required by this Agreement or that are taken with the prior informed consent of the other party in contemplation of the transactions contemplated hereby; (E) the announcement of this Agreement and the transactions contemplated hereby; and (F) any outbreak of major hostilities in which the United States is involved or the occurrence of any military or terrorist attack upon or within the United States, or any of its territories or diplomatic or consular offices or upon any military installation or personnel of the United States.

(yyy)                                     “Material Interest” shall mean the direct or indirect beneficial ownership (as currently defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

(zzz)                                           “MBCA” means the Minnesota Business Corporation Act, as amended.

(aaaa)                                  “Merger” shall have the meaning assigned to such term in Recital A.

(bbbb)                              “Merger Consideration” shall have the meaning assigned to such term in Section 3.1(b).

(cccc)                                  “Minnesota Department” means the Minnesota Department of Commerce.

(dddd)                              “Minnesota Statutes” means the laws of the State of Minnesota.

(eeee)                                  “NASDAQ” means The NASDAQ Stock Market LLC.

(ffff)                                          “New Plans” shall have the meaning assigned to such term in Section 8.7(b).

(gggg)                              “Old Plans” shall have the meaning assigned to such term in Section 8.7(c).

(hhhh)                              “Order” means any award, decision, injunction, judgment, order, ruling, extraordinary supervisory letter, policy statement, memorandum of understanding, resolution, agreement, directive, subpoena or verdict entered, issued, made, rendered or required by any court, administrative or other governmental agency, including any Regulatory Authority, or by any arbitrator.

(iiii)                                              “OREO” shall have the meaning assigned to such term in Section 4.9.

(jjjj)                                              “Permitted Exceptions” shall have the meaning assigned to such term in Section 4.9.

(kkkk)                                  “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, foundation, joint venture, estate, trust, association, organization, labor union or other entity or Regulatory Authority.

(llll)                                              “Phase I Report” shall have the meaning assigned to such term in Section 6.15(a).

(mmmm)                      “Phase II Report” shall have the meaning assigned to such term in Section 6.15(a).

(nnnn)                              “Post Effective Time Tax Returns” shall have the meaning assigned to such term in Section 8.11(b).

(oooo)                              “Proceeding” means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any judicial or governmental authority, including a Regulatory Authority, or arbitrator.

(pppp)                              “Requisite Regulatory Approvals” means all necessary documentation, applications, notices, petitions, filings, permits, consents, approvals and authorizations from all applicable Regulatory Authorities for approval of the Contemplated Transactions.

(qqqq)                              “Regulatory Authority” means any federal, state or local governmental body, agency, court or authority that, under applicable Legal Requirements:  (i) has supervisory, judicial, administrative, police, enforcement, taxing or other power or authority over Company, Acquiror, or any of their respective Subsidiaries; (ii) is required to approve, or give its consent to, the Contemplated Transactions; or (iii) with which a filing must be made in connection therewith, including, in any case, the SEC, the Federal Reserve, the FDIC, the Iowa Division and the Minnesota Department.

(rrrr)                                          “Remediation Cost” shall have the meaning assigned to such term in Section 6.15(b).

(ssss)                                  “Representative” means with respect to a particular Person, any director, officer, manager, employee, agent, consultant, advisor, Affiliate or other representative of such Person, including legal counsel, accountants and financial advisors.

(tttt)                                          “Schedules” shall have the meaning assigned to such term in Section 1.2(b).

(uuuu)                              “SEC” means the Securities and Exchange Commission.

(vvvv)                              “Second Trigger Fill” shall mean 2,723,083 multiplied by the difference between (i) the Second Trigger Price and (ii) the Acquiror Market Value on the Determination Date.

(wwww)                      “Second Trigger Price” shall mean $23.87 multiplied by the number obtained by subtracting 0.1999 from the number obtained by dividing (i) the Final Index Price by (ii) the Initial Index Price.

(xxxx)                                      “Securities Act” means the Securities Act of 1933, as amended.

(yyyy)                              “Shareholder Agreement” shall have the meaning assigned to such term in Section 6.11.

(zzzz)                                      “Subsidiary” means with respect to any Person (the “Owner”), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries.

(aaaaa)                            “Subsequent Acquiror Financial Statements” shall have the meaning assigned to such term in Section 7.3.

(bbbbb)                       “Subsequent Company Financial Statements” shall have the meaning assigned to such term in Section 6.4.

(ccccc)                            “Subsequent Acquiror SEC Reports” shall have the meaning assigned to such term in Section 7.3.

(ddddd)                       “Surviving Corporation” shall have the meaning assigned to such term in Recital A.

(eeeee)                            “Tax” means any tax (including, without limitation, any federal, state, local or foreign income, gross receipts, franchise, capital gains, value-added, sales, property, transfer, registration, gift, estate or other tax), levy, assessment, tariff, duty (including any customs duty), deficiency or other fee, and any related charge or amount (including any fine, penalty, interest or addition to tax), imposed, assessed or collected by or under the authority of any Regulatory Authority or payable pursuant to any tax-sharing agreement or any other Contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency or fee.

(fffff)                                      “Tax Return” means any return (including any information return), report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to, any Regulatory Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

(ggggg)                       “Termination Date” means June 30, 2015.

(hhhhh)                       “Threatened” means a claim, Proceeding, dispute, action or other matter for which any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing).

(iiiii)                                           “Total Cash Consideration” shall have the meaning assigned to such term in Section 3.3(b).

(jjjjj)                                           “Total Stock Consideration” shall have the meaning assigned to such term in Section 3.3(b).

(kkkkk)                            “Trust Debentures” shall have the meaning assigned to such term in Section 8.8.

(lllll)                                           “Written Consent” shall have the meaning assigned to such term in Section 6.6.

Section 1.2                                   Principles of Construction.

(a)                                  In this Agreement, unless otherwise stated or the context otherwise requires, the following uses apply: (i) actions permitted under this Agreement may be taken at any time and from time to time in the actor’s sole discretion; (ii) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time; (iii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”; (iv) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality; (v) indications of time of day mean Central Time; (vi) “including” means “including, but not limited to”; (vii) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified; (viii) all words used in this Agreement will be construed to be of such gender or number as the circumstances and context require; (ix) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Agreement have been inserted solely for convenience of reference and shall not be considered a part of this Agreement nor shall any of them affect the meaning or interpretation of this Agreement or any of its provisions; and (x) any reference to a document or set of documents in this Agreement, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof.

(b)                                 The schedules of each of Company and Acquiror referred to in this Agreement (the “Company Schedules” and the “Acquiror Schedules,” respectively, and collectively the “Schedules”) shall consist of the agreements and other documentation described and referred to in this Agreement with respect to such party, which Schedules are attached to and made a part of this Agreement.  Any item or matter disclosed on any Schedule shall be deemed to be disclosed for all purposes on all other Schedules, to the extent that it should have been disclosed on such other Schedule, to the extent that sufficient details are set forth so that the purpose for which disclosure is made is reasonably clear.  In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as such in the Schedules), the statements in the body of this Agreement will control.

(c)                                  All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

(d)                                 With regard to each and every term and condition of this Agreement and any and all agreements and instruments subject to the terms hereof, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement or any agreement or instrument subject hereto.

ARTICLE 2

THE MERGER

Section 2.1                                   The Merger.  Provided that this Agreement shall not prior thereto have been terminated in accordance with its express terms, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the IBCA and MBCA, at the Effective Time (as defined below), Company shall be merged with and into Acquiror pursuant to the provisions of, and with the effects provided in, the IBCA and MBCA, the separate corporate existence of Company shall cease and Acquiror will be the Surviving Corporation.  As a result of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a pro rata portion of the Merger Consideration as provided in Section 3.2.

Section 2.2                                   Effective Time; Closing.

(a)                                  Provided that this Agreement shall not prior thereto have been terminated in accordance with its express terms, and subject to Section 2.14, the closing of the Merger (the “Closing”) shall occur through the mail or at a place that is mutually acceptable to Acquiror and Company, or if they fail to agree, at the offices of Barack Ferrazzano Kirschbaum & Nagelberg LLP, located at 200 West Madison Street, Suite 3900, Chicago, Illinois 60606, on such date and time as is mutually acceptable to Aquiror and Company, or if they fail to agree, at 10:00 a.m. on the tenth (10th) Business Day of the calendar month following the calendar month in which occurred the last to occur of the receipt of all required approvals or consents of the Regulatory Authorities for the Contemplated Transactions, the expiration of all statutory waiting periods relating to such regulatory approvals and the receipt of the approvals of the shareholders of Acquiror and Company (the “Closing Date”).  Subject to the provisions of Article 11, failure to consummate the Merger on the date and time and at the place determined pursuant to this Section will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

(b)                                 The parties hereto agree to file on the Closing Date the appropriate articles of merger with the Secretary of State of the State of Iowa and the Secretary of State of the State of Minnesota.  Unless otherwise agreed to by the parties hereto, the Merger shall be effective upon the close of business on the day the articles of merger has been duly filed with and accepted by the Secretary of State of the State of Iowa (the “Effective Time”).

Section 2.3                                   Effects of Merger.  At the Effective Time, the Merger shall have the effects set forth in this Agreement, the applicable articles of merger and the applicable provisions of the IBCA and MBCA.  Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of Acquiror and Company shall be vested in the Surviving Corporation, and all debts, liabilities and duties of Acquiror and Company shall become the debts, liabilities and duties of the Surviving Corporation.

Section 2.4                                   Name.  The name of the Surviving Corporation shall be “MidWestOne Financial Group, Inc.”

Section 2.5                                   Surviving Company Articles of Incorporation.  At the Effective Time, the articles of incorporation of Acquiror, as in effect immediately prior to the Effective Time, shall represent the articles of incorporation of the Surviving Corporation until further amended as provided by law.

Section 2.6                                   Surviving Company Bylaws.  Prior to the Effective Time, Acquiror shall take all actions necessary to adopt the amendment to the bylaws of Acquiror substantially in the form set forth in Exhibit A-1, effective as of the Effective Time.  The bylaws of Acquiror, as amended by the amendment contained in Exhibit A-1 and in the form attached hereto as Exhibit A-2, shall from and after the Effective Time be the bylaws of the Surviving Corporation until further amended as provided by law.

Section 2.7                                   Surviving Company Directors and Officers.  On or prior to the Effective Time, the board of directors of Acquiror shall cause the number of directors that will comprise the full board of directors of the Surviving Corporation at the Effective Time to be fixed at thirteen (13).  The board of directors of the Surviving Corporation shall, immediately following the Effective Time, consist of the Company Directors and the Acquiror Directors.  From and after the Effective Time, the executive officers of the Surviving Corporation shall be as set forth in Exhibit B.  Such directors and executive officers shall serve until their successors shall have been elected or appointed and shall have qualified in accordance with the IBCA and the articles of incorporation and bylaws of the Surviving Corporation.

Section 2.8                                   Bank Subsidiary Charters.  At the Effective Time the articles of incorporation of Acquiror Bank, as in effect immediately prior to the Effective Time, shall represent the articles of incorporation of Acquiror Bank until further amended as provided by law.  Prior to the Effective Time, Company shall take, and cause Company Bank to take, all actions necessary to adopt an amendment to the certificate of incorporation of Company Bank substantially in the form set forth in Exhibit C, effective no later than immediately prior to the Effective Time.  The certificate of incorporation of Company Bank, as so amended, shall from and after the Effective Time be the certificate of incorporation of Company Bank until further amended as provided by law.

Section 2.9                                   Bank Subsidiary Bylaws.

(a)                                  Prior to the Effective Time, Acquiror shall take, and cause Acquiror Bank to take, all actions necessary to adopt the amendment to the bylaws of Acquiror Bank substantially in the form set forth in Exhibit D-1, effective as of the Effective Time.  The bylaws of Acquiror Bank, as amended by the amendment contained in Exhibit D-1 and in the form attached hereto as Exhibit D-2, shall from and after the Effective Time be the bylaws of the Acquiror Bank until further amended as provided by law.

(b)                                 Prior to the Effective Time, Company shall take, and cause Company Bank to take, all actions necessary to adopt amended and restated bylaws of Company Bank substantially in the form set forth in Exhibit E, effective as of the Effective Time.  The amended and restated bylaws of Company Bank in the form attached hereto as Exhibit E, shall from and after the Effective Time be the bylaws of Company Bank until further amended as provided by law.

Section 2.10                            Subsidiary Bank Directors and Officers.  On or prior to the Effective Time, Acquiror shall cause Acquiror Bank to set the number of directors that will comprise the full board of directors of the Acquiror Bank at the Effective Time to be fixed at thirteen (13) and Company shall cause Company Bank to set the number of directors that will comprise the full board of directors of Company Bank at the Effective Time to be fixed at ten (10).  The board of directors of Acquiror Bank shall, immediately following the Effective Time, consist of the Company Designated Acquiror Bank Directors and the Acquiror Designated Acquiror Bank Directors.  The board of directors of Company Bank shall, immediately following the Effective Time, consist of the Company Designated Company Bank Directors and the Acquiror Designated Company Bank Directors.  From and after the Effective Time, the executive officers of Acquiror Bank shall be as set forth in Exhibit F-1, and the executive officers of Company Bank shall be as set forth in Exhibit F-2.  Such directors and executive officers shall serve until their successors (which such successors shall be those specified as Exhibit F-1 or Exhibit F-2, as applicable and if any) shall have been elected or appointed and shall have qualified in accordance with applicable law and the charters and bylaws of Acquiror Bank and Company Bank, as applicable.

Section 2.11                            Acquiror’s Deliveries at Closing.  At the Closing, Acquiror shall deliver or cause to be delivered the following items to or on behalf of Acquiror:

(a)                                  a certificate or certificates representing the number of shares of Acquiror Common Stock to be issued in exchange for the shares of Company Common Stock pursuant to the terms of this Agreement and the written instructions of Company’s shareholders;

(b)                                 an amount of cash equal to the cash portion of the Merger Consideration and any cash in lieu of fractional shares of Acquiror Common Stock that former holders of Company Common Stock would be entitled to receive;

(c)                                  a certificate of good standing for Acquiror issued by the Secretary of State of the State of Iowa and dated not more than five (5) Business Days prior to the Closing Date;

(d)                                 a copy of the articles of incorporation of Acquiror certified not more than five (5) Business Days prior to the Closing Date by the Secretary of State of the State of Iowa;

(e)                                  a certificate of the Secretary or any Assistant Secretary of Acquiror dated the Closing Date certifying a copy of the bylaws of Acquiror and stating that there have been no further amendments to the articles of incorporation of Acquiror delivered pursuant to the immediately preceding paragraph of this Section;

(f)                                    copies of resolutions of the board of directors and shareholders of Acquiror authorizing and approving this Agreement and the consummation of the Contemplated Transactions certified as of the Closing Date by the Secretary or any Assistant Secretary of Acquiror;

(g)                                 a certificate of good standing for Acquiror Bank issued by the Iowa Division and dated not more than five (5) Business Days prior to the Closing Date;

(h)                                 a copy of the charter of Acquiror Bank certified not more than five (5) Business Days prior to the Closing Date by the Iowa Division;

(i)                                     a certificate of the Secretary of Acquiror Bank dated the Closing Date certifying a copy of the bylaws of Acquiror Bank and stating that there have been no further amendments to the charter of Acquiror Bank delivered pursuant to the immediately preceding paragraph of this Section;

(j)                                     a certificate executed by Acquiror dated the Closing Date stating that:  (i) all of the representations and warranties of Acquiror set forth in this Agreement are true and correct in all material respects on the Closing Date (or such other date(s) as specified, to the extent any representation or warranty speaks as of a specific date); provided, however, that each of the representations and warranties in this Agreement that contains an express materiality qualification, is true and accurate in all respects on the Closing Date (or such other date as specified); and (ii) each and all of the covenants and agreements of Acquiror to be performed or complied with at or prior to the Closing pursuant to this Agreement have been duly performed or complied with in all material respects by Acquiror; provided, however, that each of the covenants in this Agreement that contains an express materiality qualification, has been performed or complied with in all respects at or prior to the Closing;

(k)                                  a copy of the tax opinion described in Section 9.11; and

(l)                                     such other documents as Company may reasonably request.

All of such items shall be reasonably satisfactory in form and substance to Company and its counsel.

Section 2.12                            Company’s Deliveries at Closing.  At the Closing, Company shall deliver the following items to Acquiror:

(a)                                  a certificate of good standing for Company issued by the Secretary of State of the State Minnesota and dated not more than five (5) Business Days prior to the Closing Date;

(b)                                 a copy of the articles of incorporation of Company certified not more than five (5) Business Days prior to the Closing Date by the Secretary of State of the State of Minnesota;

(c)                                  a certificate of the Secretary or any Assistant Secretary of Company dated the Closing Date certifying a copy of the bylaws of Company and stating that there have been no further amendments to the articles of incorporation of Company delivered pursuant to the immediately preceding paragraph of this Section;

(d)                                 copies of resolutions of the board of directors of Company and the Written Consent authorizing and approving this Agreement and the consummation of the Contemplated Transactions certified as of the Closing Date by the Secretary or any Assistant Secretary of Company;

(e)                                  a Certificate of Corporate Existence for Company Bank issued by the Minnesota Department and dated not more than five (5) Business Days prior to the Closing Date;

(f)                                    a copy of the Certificate of Incorporation and all amendments thereto of Company Bank certified by the Minnesota Department and dated not more than five (5) Business Days prior to the Closing Date;

(g)                                 a certificate of the Secretary of Company Bank dated the Closing Date certifying a copy of the bylaws of Company Bank and stating that there have been no further amendments to the Certificate of Incorporation of Company Bank delivered pursuant to the immediately preceding paragraph of this Section;

(h)                                 a certificate executed by Company dated the Closing Date stating that:  (i) all of the representations and warranties of Company set forth in this Agreement are true and correct in all material respects on the Closing Date (or such other date(s) as specified, to the extent any representation or warranty speaks as of a specific date); provided, however, that each of the representations and warranties in this Agreement that contains an express materiality qualification, is true and accurate in all respects on the Closing Date (or such other date as specified); and (ii) each and all of the covenants and agreements of Company to be performed or complied with at or prior to the Closing pursuant to this Agreement have been duly performed or complied with in all material respects by Company; provided, however, that each of the covenants in this Agreement that contains an express materiality qualification, has been performed or complied with in all respects at or prior to the Closing;

(i)                                     a copy of the tax opinion described in Section 10.9; and

(j)                                     such other documents as Acquiror may reasonably request.

All of such items shall be reasonably satisfactory in form and substance to Acquiror and its counsel.

Section 2.13                            Absence of Control.  Subject to any specific provisions of this Agreement, it is the intent of the parties to this Agreement that neither Acquiror nor Company by reason of this Agreement shall be deemed (until consummation of the Contemplated Transactions) to control, directly or indirectly, the other party or any of its respective Subsidiaries and shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of such other party or any of its respective Subsidiaries.

Section 2.14                            Alternative Structure.  Notwithstanding anything contained herein to the contrary, either party may request for any reasonable business, tax or regulatory purpose that the other party enter into transactions other than those described in this Agreement to effect the purposes of this Agreement, including the merger of Company with any other Affiliate of Acquiror, or other exchange of the Merger Consideration for all outstanding shares of Company Common Stock, and if requested by such party, the parties to this Agreement shall take all action necessary and appropriate to effect, or cause to be effected, such transactions; provided, however, that no such proposed change to the structure of the Contemplated Transactions shall (a) delay the Closing Date (if such a date has already been firmly established) by more than ten (10) Business Days, (b) adversely affect the economic benefits, costs, tax consequences or the form of consideration applicable to the non-requesting party or its shareholders or (c) alter the proposed corporate governance structure of any entity.

ARTICLE 3

CONVERSION OF SECURITIES IN THE MERGER

Section 3.1                                   Manner of Merger.

(a)                                  By virtue of the Merger and without any action on the part of Acquiror, each share of Acquiror Common Stock issued and outstanding immediately prior to the Effective Time shall be unaffected by the Merger and shall thereafter represent one (1) share of stock of the Surviving Corporation.

(b)                                 Subject to the provisions of this Article, by virtue of the Merger and without any action on the part of Acquiror or Company, or the holder of any Company Common Stock, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, shall become and automatically be converted into the right to receive a pro rata portion of 2,723,083 shares of Acquiror Common Stock and $64,000,000.00 in cash (collectively, the “Merger Consideration”); provided, however, that all shares of Company Common Stock held by Company as treasury stock shall not be converted into a right to receive a pro rata portion of the Merger Consideration, but instead shall be canceled as a result of the Merger; provided further that such Merger Consideration is subject to adjustment pursuant to Section 3.1(d) and Section 11.1(f).

(c)                                  After the Effective Time, no holder of Company Common Stock that is issued and outstanding immediately prior to the Effective Time will have any rights in respect of such Company Common Stock except to receive a pro rata portion of the Merger Consideration for the shares of Company Common Stock converted as provided in this Section, plus an amount in cash, as provided below, for any fractional share of Acquiror Common Stock that such holder would have been entitled to receive.

(d)                                 If, between the date of this Agreement and the Effective Time, the outstanding shares of Acquiror Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split or similar event, an appropriate and proportionate adjustment shall be made to the Merger Consideration to provide the holders of Company Common Stock with the same economic effect as contemplated by this Agreement prior to such event; provided, that nothing in this Section 3.1(d) shall be construed to permit Acquiror to take any action with respect to its securities that is prohibited by the terms of this Agreement.

Section 3.2                                   Exchange.

(a)                                  No fractional shares of Acquiror Common Stock shall be issued upon the surrender for exchange of shares of Company Common Stock; no dividend or distribution of Acquiror shall relate to any fractional share interest; and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Acquiror.  Instead, each holder of shares of Company Common Stock having a fractional interest in shares of Acquiror Common Stock arising upon the conversion of such shares of Company Common Stock shall be paid by the Surviving Corporation an amount in cash, without interest thereon, determined by multiplying such fractional share of Acquiror Common Stock by $23.87.

(b)                                 All Merger Consideration into and for which shares of Company Common Stock shall have been converted and exchanged pursuant to this Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted and exchanged shares of Company Common Stock.

(c)                                  If a certificate representing shares of Acquiror Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed, accompanied by all documents required to evidence and effect such transfer and otherwise in proper form for transfer and that the Person requesting such exchange shall pay to the Surviving Corporation any transfer or other Taxes required by reason of the issuance of a certificate representing shares of Acquiror Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the Surviving Corporation that such Tax has been paid or is not payable.

Section 3.3                                   Tax Free Reorganization.

(a)                                  The parties to this Agreement intend for the Merger to qualify as a “reorganization” within the meaning of Section 368(a) and related sections of the Code.  None of Company, any Company Subsidiary, Acquiror or any Acquiror Subsidiary shall take (or omit to take) any action, whether before or after the Effective Time, which action (or omission) would disqualify the Merger as a “reorganization” within the meaning of Section 368(a) of the Code, and none of the parties shall file any Tax Return or take any position inconsistent therewith, except may be as required pursuant to any Legal Requirement.

(b)                                 Notwithstanding anything in this Agreement to the contrary, to preserve the status of the Merger as a “reorganization” within the meaning of Section 368(a) and related sections of the Code, if the aggregate value of the shares of Acquiror Common Stock to be issued in connection with the Merger (excluding the value of fractional shares for which cash is to be paid pursuant to Section 3.2(a)) based upon the closing price of the Acquiror Common Stock as reported on the NASDAQ on the trading day immediately preceding the Closing Date (the “Total Stock Consideration”) would be less than forty percent (40%) of the sum of the Total Cash Consideration and the Total Stock Consideration, then the number of shares of Acquiror Common Stock to be included in the Merger Consideration will be increased by such amount, with a corresponding decrease to the value of the Total Cash Consideration, so that the Total Stock Consideration is equal to 40% of the sum of the Total Cash Consideration and the Total Stock Consideration without changing the value of the aggregate Merger Consideration. For purposes of this Agreement, the term “Total Cash Consideration” shall mean the sum of: (i) the aggregate cash consideration to be paid in exchange for all outstanding shares of Company Common Stock; (ii) the aggregate cash consideration to be paid in lieu of fractional shares of Acquiror Common Stock pursuant to Section 3.2(a); and (iii) the aggregate amount of any other cash payments to Company or its shareholders that McGladrey LLP may reasonably require to be included in Total Cash Consideration in conjunction with the issuance of its opinions contemplated by Sections 9.11 and 10.9 of this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF COMPANY

Except as disclosed in the Company Schedules, Company hereby represents and warrants to Acquiror that the following are true and correct as of the date of this Agreement, and will be true and correct as of the Effective Time (or such other date(s) as specified, to the extent any representation or warranty speaks as of a specific date):

Section 4.1                                   Company Organization.  Company: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and is also in good standing in each other jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary; (b) is registered with the Federal Reserve as a financial holding company under the BHCA; and (c) has full power and authority, corporate and otherwise, to operate as a financial holding company and to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted.  Copies of the articles of incorporation and bylaws of Company and all amendments thereto are attached to Company Schedule 4.1 and are complete and correct.  Company has no Subsidiaries other than as set forth on Company Schedule 4.1.

Section 4.2                                   Company Subsidiary Organization.  Company Bank is a Minnesota commercial bank duly organized, validly existing and in good standing under the laws of the State of Minnesota.  Each other Company Subsidiary is duly organized, validly existing and in good standing in its state or jurisdiction of organization.  Each Company Subsidiary has full power and authority, corporate and otherwise, to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary.  Copies of the Certificate of Incorporation (or similar organizational documents) and bylaws of each Company Subsidiary and all amendments thereto are attached to Company Schedule 4.2 and are complete and correct.

Section 4.3                                   Authorization; Enforceability.

(a)                                  Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Company, and the consummation by it of its obligations under this Agreement, have been authorized by all necessary corporate action, subject to shareholder approval, and this Agreement constitutes a legal, valid and binding obligation of Company enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and subject to general principles of equity.

(b)                                 Except for ordinary corporate requirements to approve this Agreement and the transactions contemplated herein, no “business combination,” “moratorium,” “control share” or other state anti-takeover statute or regulation or any provisions contained in the articles of incorporation or bylaws of Company or any Company Subsidiary:  (i) prohibits or restricts Company’s ability to perform its obligations under this Agreement, or its ability to consummate the Contemplated Transactions; (ii) would have the effect of invalidating or voiding this Agreement, or any provision hereof; or (iii) would subject Company to any material impediment or condition in connection with the exercise of any of its rights under this Agreement.  The board of directors of Company has unanimously approved the execution of, and performance by Company of its obligations under, this Agreement.

Section 4.4                                   No Conflict.  Except as set forth on Company Schedule 4.4, neither the execution nor delivery of this Agreement nor the consummation or performance of any of the

Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):  (a) contravene, conflict with or result in a violation of any provision of the articles of incorporation or charter (or similar organizational documents) or bylaws, each as in effect on the date hereof, or any currently effective resolution adopted by the board of directors or shareholders of, Company or any Company Subsidiary; (b) contravene, conflict with or result in a violation of, or give any Regulatory Authority or other Person the valid and enforceable right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Company or any Company Subsidiary, or any of their respective assets that are owned or used by them, may be subject, except for any contravention, conflict or violation that is permissible by virtue of obtaining the regulatory approvals necessitated by the Contemplated Transactions, including any such approvals under the FDIA, the BHCA, the Securities Act, the Exchange Act, the MBCA and the Minnesota Statutes; (c) contravene, conflict with or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any material Contract to which Company or any Company Subsidiary is a party or by which any of their respective assets is bound; or (d) result in the creation of any material lien, charge or encumbrance upon or with respect to any of the assets owned or used by Company or any Company Subsidiary.  Except for the approvals referred to on Company Schedule 4.4 or in Section 8.1 and the requisite approval of its shareholders, neither Company nor any Company Subsidiary is or will be required to give any notice to or obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

Section 4.5                                   Company Capitalization.

(a)                                  The authorized capital stock of Company currently consists exclusively of 10,000 shares of Company Common Stock, of which, on the date of this Agreement: (i) 6,500 shares are duly issued and outstanding, fully paid and non-assessable; and (ii) no shares are held in the treasury of Company. The list of registered holders of all outstanding shares of the Company Common Stock is attached to Company Schedule 4.5 and is, as the date of this Agreement, and will be, as of the Closing Date, complete and accurate.

(b)                                 None of the shares of Company Common Stock were issued in violation of any federal or state securities laws or any other Legal Requirement.  None of the shares of authorized capital stock of Company are, nor on the Closing Date will they be, subject to any claim of right inconsistent with this Agreement.  Except as contemplated in this Agreement, or as set forth on Company Schedule 4.5; (i) there are, as of the date of this Agreement, no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls or other rights obligating Company or any Company Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of Company or any Company Subsidiary; and (ii) Company is not a party to any Contract relating to the issuance, sale or transfer of any equity securities or other securities of Company.  Since December 31, 2010, except as disclosed in or permitted by this Agreement, or as provided on Company Schedule 4.5, no shares of Company Common Stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by Company or any Company Subsidiary and no dividends or other distributions payable in any equity securities of Company or any Company Subsidiary have been declared, set aside, made or paid to the shareholders of Company.

Section 4.6                                   Company Subsidiary Capitalization.  The authorized capital stock of Company Bank consists, and immediately prior to the Effective Time, will consist exclusively of 10,000 shares of capital stock, $100.00 par value per share (the “Company Bank Shares”), all of which shares are, and immediately prior to the Closing will be, duly authorized, validly issued and outstanding, fully paid and nonassessable.  Except as set forth on Company Schedule 4.6, Company is, and will be on the Closing Date, the record and beneficial owner of 100% of the Company Bank Shares and all of the issued and outstanding shares of capital stock of each other Company Subsidiary, free and clear of any lien or encumbrance whatsoever.  Except as set forth on Company Schedule 4.6, the Company Bank Shares are, and will be on the Closing Date, freely transferable and are, and will be on the Closing Date, subject to no claim of right inconsistent with this Agreement.  There are no unexpired or pending preemptive rights with respect to any shares of capital stock of any Company Subsidiary, except for such rights held exclusively by Company.  There are no outstanding securities of any Company Subsidiary that are convertible into or exchangeable for any shares of such Company Subsidiary’s capital stock, except for such rights held exclusively by Company, and no Company Subsidiary is a party to any Contract relating to the issuance, sale or transfer of any equity securities or other securities of such Company Subsidiary.  Neither Company nor any Company Subsidiary owns or has any Contract to acquire any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business, except for the capital stock of Company’s Subsidiaries, or as set forth on Company Schedule 4.6.

Section 4.7                                   Financial Statements and Reports; Regulatory Filings.

(a)                                  True, correct and complete copies of the following financial statements and reports are attached to Company Schedule 4.7: (i) audited consolidated balance sheets for Company as of December 31, 2011, 2012 and 2013, and the related consolidated statements of income and comprehensive income, statements of cash flows and consolidated statements of shareholders’ equity of Company for the years ended December 31, 2011, 2012 and 2013; (ii) the unaudited consolidated balance sheet for Company as of June 30, 2014, and the related unaudited consolidated statements of income and comprehensive income, unaudited consolidated statements of cash flows and unaudited consolidated statements of shareholders’ equity for the six months ended June 30, 2014; and (iii) Call Reports for Company Bank as of the close of business on December 31, 2011, 2012 and 2013 and September 30, 2014.

(b)                                 Except that any unaudited financial statements may not contain all footnotes required by GAAP, the financial statements described in clause (a)(i) and (a)(ii) have been prepared in conformity with GAAP and comply in all material respects with all applicable Legal Requirements.  The reports described in clause (a)(iii) above have been prepared on a basis consistent with past accounting practices and as required by applicable Legal Requirements and fairly present the consolidated financial condition and results of operations at the dates and for the periods presented.  Taken together, the financial statements and reports described in clause (a) above (collectively, the “Company Financial Statements”) are complete and correct in all respects and fairly and accurately present the respective financial position, assets, liabilities and results of operations of Company and the Company Subsidiaries at the respective dates of and for the periods referred to in the Company Financial Statements, subject to normal year-end audit adjustments in the case of unaudited Company Financial Statements.

(c)                                  Company and each Company Subsidiary have filed all forms, reports and documents required to be filed with the FDIC, the Federal Reserve, the Minnesota Department and any other applicable federal or state securities or banking authorities.  Such forms, reports and documents: (i) complied as to form with the requirements of applicable Legal Requirements; and (ii) did not at the time they were filed, after giving effect to any amendment thereto filed prior to the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) is deemed to modify information as of an earlier date.

Section 4.8                                   Books and Records.  The books of account, minute books, stock record books and other records of Company and each Company Subsidiary are complete and correct in all respects and have been maintained in accordance with Company’s business practices and all applicable Legal Requirements, including the maintenance of any adequate system of internal controls required by the Legal Requirements.  The minute books of Company and each Company Subsidiary contain accurate and complete records in all respects of all meetings held of, and corporate action taken by, its respective shareholders, boards of directors and committees of the boards of directors.  At the Closing, all of those books and records will be in the possession of Company and the Company Subsidiaries.

Section 4.9                                   Title to Properties.  Company and each Company Subsidiary has good and, as applicable, marketable title to all assets and properties, whether real or personal, tangible or intangible, that it purports to own, subject to no valid liens, mortgages, security interests, encumbrances or charges of any kind except:  (a) as noted in the most recent Company Financial Statement or on Company Schedule 4.9; (b) statutory liens for Taxes not yet delinquent or being contested in good faith by appropriate Proceedings and for which appropriate reserves have been established and reflected on the Company Financial Statements; (c) pledges or liens required to be granted in connection with the acceptance of government deposits, granted in connection with repurchase or reverse repurchase agreements or otherwise incurred in the ordinary course of business consistent with past practice; and (d) minor defects and irregularities in title and encumbrances that do not materially impair the use thereof for the purposes for which they are held (collectively, the “Permitted Exceptions”).  Except as set forth on Company Schedule 4.9, Company and each Company Subsidiary as lessee has the right under valid and existing leases to occupy, use, possess and control any and all of the respective property leased by it.  All buildings and material structures owned by Company and each Company Subsidiary lie wholly within the boundaries of the real property owned or validly leased by it, and do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person.  The provisions of this Section 4.9 are not applicable to the “other real estate owned” (“OREO”) of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company or any Company Subsidiary.

Section 4.10                            Condition and Sufficiency of Assets.  The buildings, structures and equipment of Company and each Company Subsidiary are in good operating condition and repair, reasonable wear and tear and insured casualty damage excepted, and are adequate for the uses to which they are being put, and none of such buildings, structures or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in the aggregate in nature or in cost.  The real property, buildings, structures and equipment owned or leased by Company and each Company Subsidiary are in compliance with the Americans with Disabilities Act of 1990, as amended, and the regulations promulgated thereunder, and all other building and development codes and other restrictions, including subdivision regulations, building and construction regulations, drainage codes, health, fire and safety laws and regulations, utility tariffs and regulations, conservation laws and zoning laws and ordinances, taking into account applicable “grandfather” provisions or provisions regarding lawful nonconforming uses.  The assets and properties, whether real or personal, tangible or intangible, that Company or any Company Subsidiary purport to own or lease are sufficient for the continued conduct of the business of Company and each Company Subsidiary after the Closing in substantially the same manner as conducted prior to the Closing.  The provisions of this Section 4.10 are not applicable to the OREO of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company or any Company Subsidiary.

Section 4.11                            Loans; Loan Loss Reserve.

(a)                                  Each Company Loan reflected as an asset on any of the Company Financial Statements or reports filed with the Regulatory Authorities is evidenced by documentation that is customary and legally sufficient in all material respects and constitutes, to the Knowledge of Company, the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors rights generally or equitable principles or doctrines.

(b)                                 All Company Loans originated or purchased by Company Bank were made or purchased in accordance with the policies of the board of directors of Company Bank and in the ordinary course of business of Company Bank.  Company Bank’s interest in all Company Loans is free and clear of any security interest, lien, encumbrance or other charge, and Company Bank has complied in all material respects with all Legal Requirements relating to such Company Loans.

(c)                                  Except as set forth on Company Schedule 4.11(c), Company Bank is not a party to any Company Loan:  (i) under the terms of which the obligor is more than ninety (90) days delinquent in payment of principal or interest or in default of any other material provision as of the dates shown thereon or for which Company Bank has discontinued the accrual of interest; (ii) that has been classified as “substandard,” “doubtful,” “loss,” “other loans especially mentioned” or any comparable classifications by Company Bank; (iii) that has been listed on any “watch list” or similar internal report of Company Bank; (iv) that has been the subject of any notice from any obligor or governmental entity of adverse environmental conditions potentially affecting the value of any collateral for such Company Loan; or (v) with respect to which Company Bank is aware of potential violations of any Environmental Laws that may have occurred on the property serving as collateral for such Company Loan or by any obligor of such Company Loan.

(d)                                 Company Bank’s allowance for loan and lease losses reflected in the Company Financial Statements (including footnotes thereto) was determined on the basis of Company Bank’s continuing review and evaluation of the portfolio of Company Loans under the requirements of GAAP and Legal Requirements, was established in a manner consistent with Company Bank’s internal policies, and, in the reasonable judgment of Company Bank, was adequate in all material respects under the requirements of GAAP and all Legal Requirements to provide for possible or specific losses, net of recoveries relating to Company Loans previously charged-off, on outstanding Company Loans.

(e)                                  To the Knowledge of Company:  (i) none of the Company Loans is subject to any material offset or claim of offset; and (ii) the aggregate loan balances in excess of Company Bank’s allowance for loan and lease losses are, based on past loan loss experience, collectible in accordance with their terms (except as limited above) and all uncollectible loans have been charged off.

Section 4.12                            Undisclosed Liabilities; Adverse Changes.  Except as set forth on Company Schedule 4.12, neither Company nor any Company Subsidiary has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise), except for liabilities or obligations reflected or reserved against in the Company Financial Statements and current liabilities incurred in the ordinary course of business consistent with past practice since the respective dates thereof.  Since the date of the latest Company Financial Statement, there has not been any change in the business, operations, properties, prospects, assets or condition of Company or any Company Subsidiary, and no event has occurred or circumstance exists that has had or would reasonably be expected to have a Material Adverse Effect on Company on a consolidated basis.

Section 4.13                            Taxes.  Company and each Company Subsidiary has duly and timely filed all Tax Returns required to be filed by it, and each such Tax Return is complete and accurate in all material respects.  Company and each Company Subsidiary has paid, or made adequate provision for the payment of, all Taxes (whether or not reflected in Tax Returns as filed or to be filed) due and payable by Company or any Company Subsidiary, or claimed to be due and payable by any Regulatory Authority, and is not delinquent in the payment of any Tax, except such Taxes as are being contested in good faith and as to which adequate reserves have been provided.  There is no claim or assessment pending or, to the Knowledge of Company, Threatened against Company or any Company Subsidiary for any Taxes owed by any of them.  Except as set forth on Company Schedule 4.13, no audit, examination or investigation related to Taxes paid or payable by Company or any Company Subsidiary is presently being conducted or, to the Knowledge of Company, Threatened by any Regulatory Authority.  Company has delivered to Acquiror true, correct and complete copies of all material Tax Returns previously filed with respect to the last three fiscal years by Company and each Company Subsidiary and any Tax examination reports and statements of deficiencies assessed or agreed to for any of Company or any Company Subsidiary for any such time period.  Company elected to be treated as an S corporation within the meaning of Sections 1361 and 1362 of the Code beginning with the year ended December 31, 1999, has maintained such election at all times since and will be an S corporation up to and including the date of Closing.  Each Company Subsidiary has been a “qualified subchapter S subsidiary” within the meaning of Section 1361(b)(3)(B) of the Code at all times during its existence and will be a qualified subchapter S subsidiary up to and including the date of Closing.  The Company does not have any potential liability for any Tax under Section 1374 of the Code.

Section 4.14                            Employee Benefits.

(a)                                  Company Schedule 4.14(a) sets forth a complete and correct list of all current employees of each of Company and Company Subsidiaries, showing for each the following: (i) name; (ii) hire date; (iii) current job title; (iv) actual base compensation, bonus, commission and other remuneration paid during 2013; and (v) 2014 base compensation level and target bonus, commission and other remuneration.  Company Schedule 4.14(a) sets forth a complete and correct list of all consultants and independent contractors of each of Company and Company Subsidiaries, showing for each the following: (1) name; (2) responsibilities; (3) date of engagement; (4) compensation paid during 2013; and (5) the compensation paid and reasonably expected to be due for 2014 pursuant to any agreement between such consultant or independent contractor and Company or any Company Subsidiary.

(b)                                 To Company’s Knowledge, no Key Employee intends to terminate employment with Company or a Company Subsidiary or is otherwise likely to become unavailable to continue as a Key Employee, nor does Company or any Company Subsidiary have a present intention to terminate the employment of any Key Employee.  Except as set forth on Company Schedule 4.14(b), the employment of each employee of Company or a Company Subsidiary is terminable at the will of the respective entity.

(c)                                  No employee of Company or a Company Subsidiary is represented in his or her capacity as an employee of Company or a Company Subsidiary by any labor organization and neither Company nor any Company Subsidiary has recognized any labor organization, nor has any labor organization been elected as the collective bargaining agent of any such employee.  Neither Company nor any Company Subsidiary has experienced or been Threatened with any strike, slow down, work stoppage, material grievance, claim of unfair labor practices or other collective bargaining dispute within the past three (3) years.  Neither Company nor any Company Subsidiary has committed any material unfair labor practice.  To Company’s Knowledge, no organizational effort is presently being made or Threatened by or on behalf of any labor union with respect to employees of Company or a Company Subsidiary.

(d)                                 Company and each Company Subsidiary has complied in all material respects with all Legal Requirements relating to employment and the environment of labor, including those related to wages, hours, collective bargaining, withholding, collection and payment of social security, termination of employment, unemployment compensation and similar payroll taxes, equal pay, workers’ compensation, occupational health and safety, immigration, payment of overtime and the classification of employees as overtime eligible and overtime exempt, fair labor standards, discrimination on the basis of race, age, sex, religion, color, national origin, disability and other protected classifications.

(e)                                  Company Schedule 4.14(e) sets forth a list of all Company Benefit Plans.  All Company Benefit Plans have been maintained and operated in material compliance with both their terms and with all Legal Requirements.  No non-exempt prohibited transaction for purposes of ERISA or the Code has occurred with respect to any Company Benefit Plans.  There are no

Proceedings pending (other than routine claims for benefits) or Threatened against Company, any of Company Benefit Plans, any fiduciary of any Company Benefit Plans or the assets of any Company Benefit Plans as to which Company or a Company Subsidiary could have liabilities.  For each Company Benefit Plan, Company has provided or made available to Acquiror complete, correct and current copies of the following: (i) the plan document, if written, or a written description of such plan, if not written; and (ii) to the extent applicable to such plan, (A) for the three (3) most recently completed plan years, the Form 5500 and all financial schedules thereto and all other annual reports required by any Regulatory Authority; (B) the most recent IRS determination or opinion letter or any pending request for an IRS determination or opinion letter; (C) the three (3) most recent reports regarding coverage and nondiscrimination testing; (D) all correspondence from any Regulatory Authority within the last three (3) years; and (E) all current summary plan descriptions and summaries of material modifications.  “Company Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA), employment, compensation, pension, retirement, supplemental retirement, profit sharing, deferred compensation, savings, stock option, stock purchase, stock ownership, stock appreciation right, phantom stock, equity compensation, consulting, bonus, incentive, medical, dental, vision, disability, flexible spending, workers’ compensation, vacation, paid time off, group insurance, severance and other similar plan, program, policy, agreement and arrangement, and each trust agreement related thereto, for which Company or a Company Subsidiary has or may have any liabilities, including by reason of Company and any Person being treated as a single employer (a “Company ERISA Affiliate”) within the meaning of Section 414(b), (c), (m) or (o) of the Code.

(f)                                    Each Company Qualified Plan and trust forming a part thereof has received a current, favorable determination or opinion letter from the IRS as to its qualification under the Code and to the effect that each such trust is exempt from federal income tax under the Code, and nothing has occurred since the date of the most recent favorable determination or opinion letter that could reasonably be expected to adversely affect such qualification or tax-exempt status.  “Company Qualified Plan” means each Company Benefit Plan that is intended to be “qualified” under Section 401(a) of the Code.

(g)                                 Except as set forth on Company Schedule 4.14(g): (i) no Company Qualified Plan is subject to Title IV of ERISA; (ii) none of Company, any Company Subsidiary or any Company ERISA Affiliate (A) has participated in a “multiemployer plan” (as defined in Section 3(37) of ERISA) or (B) has withdrawn, partially withdrawn, or received any notice of any claim or demand for withdrawal liability or partial withdrawal liability from such a multiemployer plan; (iii) none of Company or any Company Subsidiary has any liabilities to the IRS with respect to any Company Qualified Plan, including any liabilities imposed by Chapter 43 of the Code; and (iv) none of Company or any Company Subsidiary has any liabilities to the Pension Benefit Guaranty Corporation or under Section 502 or 4071 of ERISA with respect to any Company Qualified Plan.

(h)                                 Except as set forth on Company Schedule 4.14(h), with respect to all Company Benefit Plans, all contributions and fees that are due from Company or a Company Subsidiary have been paid; and all unpaid contributions and fees for prior plan years, and the portion of the current plan year ending on the Closing Date, that are owed by Company or a Company Subsidiary but not yet due have been accrued in full on the books of the applicable entity and reflected in the applicable financial statements to the extent required by and in accordance with GAAP.  All contributions, fees and payments made or accrued with respect to Company Benefit Plans are deductible under Section 162 or 404 of the Code.

(i)                                     Except as set forth on Company Schedule 4.14(i), neither the execution nor delivery of this Agreement, nor the consummation of the Contemplated Transactions, will:  (i) result in any payment (including any severance, bonus, unemployment compensation or “parachute payment” as defined in Section 280G of the Code) becoming due or owing to any former or current director, employee, consultant or independent contractor of Company or a Company Subsidiary; (ii) increase any benefit otherwise payable or create any liabilities to Acquiror or to Company, any Company Subsidiary or Company ERISA Affiliate thereof under any Company Benefit Plans; (iii) result in the acceleration of the time of payment or vesting of any such benefit; or (iv) constitute or involve a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available.

(j)                                     Except as set forth on Company Schedule 4.14(j), all Company Benefit Plans can be modified and terminated without either: (i) payment of any additional contributions or amounts by any person or entity pursuant to such plan or any Legal Requirements; or (ii) the acceleration of any benefits.

(k)                                  None of Company or any Company Subsidiary has any obligation to provide health or other welfare benefits to retirees or other former employees, directors, consultants or their dependents (other than rights under Section 4980B of the Code or Section 601 of ERISA).

(l)                                     To Company’s Knowledge, none of the Key Employees has been:  (i) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his or her business or property; (ii) convicted in a criminal Proceeding or named as a subject of a pending criminal Proceeding (excluding traffic violations and other minor offenses); (iii) subject to any Order, judgment or decree (not subsequently reversed, suspended or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him or her from engaging, or otherwise imposing limits or conditions on his or her engagement, in any securities, investment advisory, banking, insurance or other type of business or acting as an officer or director of a public company; or (iv) found by a court of competent jurisdiction in a civil action or by any Regulatory Authority to have violated any federal or state securities, commodities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended or vacated.

Section 4.15                            Compliance with Legal Requirements.  Company and each Company Subsidiary holds all licenses, certificates, permits, franchises and rights from all appropriate Regulatory Authorities necessary for the conduct of its respective business.  Except as set forth on Company Schedule 4.15, each of Company and each Company Subsidiary is, and at all times since January 1, 2011, has been, in compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its respective businesses or the ownership or use of any of its respective assets.  Except as set forth on Company Schedule 4.15, neither Company nor any Company Subsidiary has received, at any time since January 1, 2011, any notice or other communication (whether oral or written) from any Regulatory Authority or any other Person regarding:  (a) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement; or (b) any actual, alleged, possible, or potential obligation on the part of Company or any Company Subsidiary to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement; in either case, with respect to compliance with building or zoning codes applicable to real property, which has not been fully cured. The provisions of this Section 4.15 are not applicable to the OREO of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company or any Company Subsidiary.

Section 4.16                            Legal Proceedings; Orders.

(a)                                  Except as set forth on Company Schedule 4.16, since January 1, 2011, there have been, and currently are, no Proceedings or Orders pending, entered into or, to the Knowledge of Company, Threatened against or affecting Company or any Company Subsidiary or any of their respective assets or businesses, or the Contemplated Transactions, that have not been fully satisfied or terminated and that would reasonably be expected to have a Material Adverse Effect on Company on a consolidated basis, and there is no fact to Company’s Knowledge that would provide a basis for any such Proceeding or Order.  To the Knowledge of Company, no officer, director, agent or employee of Company or any Company Subsidiary is subject to any Order that prohibits such officer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the businesses of Company or any Company Subsidiary as currently conducted.

(b)                                 Neither Company nor any Company Subsidiary:  (i) is subject to any cease and desist or other Order or enforcement action issued by, or (ii) is a party to any written agreement, consent agreement or memorandum of understanding with, or (iii) is a party to any commitment letter or similar undertaking to, or (iv) is subject to any order or directive by, or (v) is subject to any supervisory letter from, or (vi) has been ordered to pay any civil money penalty, which has not been paid, by, or (vii) has adopted any policies, procedures or board resolutions at the request of any Regulatory Authority that currently (w) restricts in any respect the conduct of its business, or (x) that in any manner relates to its capital adequacy, or (y) restricts its ability to pay dividends, or (z) limits in any manner its credit or risk management policies, its management or its business; nor has Company or any Company Subsidiary been advised by any Regulatory Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing.

Section 4.17                            Absence of Certain Changes and Events.  Except as set forth on Company Schedule 4.17, since December 31, 2013, Company and each Company Subsidiary have conducted their respective businesses only in the ordinary course of business consistent with past practice.  Without limiting the foregoing, with respect to each, since December 31, 2013, except as set forth on Company Schedule 4.17, there has not been any:

(a)                                  change in its authorized or issued capital stock; grant of any stock option or right to purchase shares of its capital stock; issuance of any security convertible into such capital stock or evidences of indebtedness (except in connection with customer deposits); grant of any registration rights; purchase, redemption, retirement or other acquisition by it of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of its capital stock;

(b)                                 amendment to its articles of incorporation or charter (or similar organizational documents) or bylaws or adoption of any resolutions by its board of directors or shareholders with respect to the same;

(c)                                  payment or increase of any bonus, salary or other compensation to any of its shareholders, directors, officers or employees, except, with respect to employees, for normal salary and bonus increases made in the ordinary course of business consistent with past practice or made in accordance with any then-existing Company Benefit Plan, or entry by it into any employment, consulting, non-competition, change in control, severance or similar Contract with any shareholder, director, officer or employee;

(d)                                 adoption, amendment (except for any amendment necessary to comply with any Legal Requirement) or termination of, or increase in the payments to or benefits under, any Company Benefit Plan;

(e)                                  damage to or destruction or loss of any of its assets or property, whether or not covered by insurance, where the resulting diminution in value individually or in the aggregate was greater than $100,000 and has not been fully restored; provided that the provisions of this Section 4.17(e) are not applicable to the OREO of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company or any Company Subsidiary;

(f)                                    entry into, termination or extension of, or receipt of notice of termination of, any joint venture or similar agreement pursuant to any Contract or any similar transaction;

(g)                                 except for this Agreement, entry into any new, or modification, amendment, renewal or extension (through action or inaction) of the terms of any existing lease, Contract or license that has a term of more than one year or that involves the payment by Company or any Company Subsidiary of more than $100,000 in the aggregate provided that the provisions of this Section 4.17(g) are not applicable to leases, Contracts or licenses affecting the OREO of Company or any Company Subsidiary, and are applicable only to leases, Contracts or licenses affecting properties used in the business operations of Company or any Company Subsidiary;

(h)                                 Company Loan made, or commitment to make, renew, extend the term or increase the amount of any Loan, to any Person if such Company Loan or any other Company Loans to such Person or an Affiliate of such Person is on the “watch list” or similar internal report of Company or any Company Subsidiary, or has been classified as “substandard,” “doubtful,” “loss,” or “other loans specially mentioned” or listed as a “potential problem loan”; provided, however, that nothing in this Section 4.17(h) shall prohibit Company or any Company Subsidiary from honoring any contractual obligation in existence on the date of this Agreement;

(i)                                     sale (other than any sale in the ordinary course of business consistent with past practice), lease or other disposition of any of its assets or properties or mortgage, pledge or imposition of any lien or other encumbrance upon any of its material assets or properties, except for Tax and other liens that arise by operation of law and with respect to which payment is not past due and except for pledges or liens:  (i) required to be granted in connection with the acceptance by Company Bank of government deposits; (ii) granted in connection with repurchase or reverse repurchase agreements; or (iii) otherwise incurred in the ordinary course of business consistent with past practice; provided that the provisions of this Section 4.17(i) are not applicable to the OREO of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company or any Company Subsidiary;

(j)                                     incurrence by it of any obligation or liability (fixed or contingent) other than in the ordinary course of business consistent with past practice;

(k)                                  cancellation or waiver by it of any claims or rights with a value in excess of $100,000;

(l)                                     any investment by it of a capital nature exceeding $100,000 or aggregate investments of a capital nature exceeding $500,000;

(m)                               except for the Contemplated Transactions, merger or consolidation with or into any other Person, or acquisition of any stock, equity interest or business of any other Person;

(n)                                 material change in any policies and practices with respect to liquidity management and cash flow planning, marketing, deposit origination, lending, budgeting, profit and Tax planning, accounting or any other material aspect of its business or operations, except for such changes as may be required in the opinion of the management of Company to respond to then-current market or economic conditions or as may be required by any Regulatory Authorities;

(o)                                 filing of any applications for additional branches, opening of any new office or branch, closing of any current office or branch or relocation of operations from existing locations;

(p)                                 discharge or satisfaction of any material lien or encumbrance on its assets or repayment of any material indebtedness for borrowed money, except for obligations incurred and repaid in the ordinary course of business consistent with past practice;

(q)                                 entry into any Contract or agreement to buy, sell, exchange or otherwise deal in any assets or series of assets in a single transaction in excess of $100,000 in aggregate value, except for sales of Company OREO and other repossessed properties or the acceptance of a deed in lieu of foreclosure;

(r)                                    purchase or other acquisition of any investments, direct or indirect, in any derivative securities, financial futures or commodities or entry into any interest rate swap, floors and option agreements or other similar interest rate management agreements;

(s)                                  hiring of any employee with an annual salary in excess of $125,000, except for employees at will who are hired to replace employees who have resigned or whose employment has otherwise been terminated;

(t)                                    agreement, whether oral or written, by it to do any of the foregoing in this Section 4.17; or

(u)                                 event or events that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Company.

Section 4.18                            Properties and Contracts.  Except for Contracts evidencing Loans made by Company Bank in the ordinary course of business consistent with past practice, Company Schedule 4.18 lists or describes the following with respect to Company and each Company Subsidiary:

(a)                                  all real property owned by Company and each Company Subsidiary and the principal buildings and structures located thereon, together with the address of such real estate, and each lease of real property to which Company and each Company Subsidiary is a party, identifying the parties thereto, the annual rental payable, the expiration date thereof and a brief description of the property covered, and in each case of either owned or leased real property, the proper identification, if applicable, of each such property as a branch or main office or other office of Company or such Company Subsidiary; provided that the provisions of this Section 4.18(a) are not applicable to the OREO of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company or any Company Subsidiary;

(b)                                 all loan and credit agreements, conditional sales contracts or other title retention agreements or security agreements relating to money borrowed by Company or any Company Subsidiary, exclusive of deposit agreements with customers of Company Bank entered into in the ordinary course of business consistent with past practice, agreements for the purchase of federal funds and repurchase agreements;

(c)                                  each Contract that involves the performance of services or delivery of goods or materials by Company or any Company Subsidiary of an amount or value in excess of $250,000;

(d)                                 each Contract that was not entered into in the ordinary course of business consistent with past practice and that involves expenditures of or receipts by Company or any Company Subsidiary in excess of $250,000;

(e)                                  each Contract not referred to elsewhere in this Section 4.18 that:

(i)                         relates to the future purchase of goods or services that materially exceeds the requirements of Company’s or any Company Subsidiary’s respective business at current levels or for normal operating purposes; or

(ii)                      materially affects the business or financial condition of Company or any Company Subsidiary;

(f)                                    each lease, rental, license, installment and conditional sale agreement and other Contract affecting the ownership of, leasing of, title to or use of any personal property

(except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $250,000 or with terms of less than one year);

(g)                                 all Intellectual Property Assets, including agreements with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets of Company or any Company Subsidiary;

(h)                                 each collective bargaining agreement and other Contract to or with any labor union or other Person representing one or more employees;

(i)                                     each joint venture, partnership and other Contract (however named) involving a sharing of profits, losses, costs or liabilities by Company or any Company Subsidiary with any other Person;

(j)                                     each Contract containing covenants that in any way purport to restrict the business activity of Company or any Company Subsidiary or any Affiliate of any of the foregoing, or limit the ability of Company or any Company Subsidiary or any Affiliate of the foregoing to engage in any line of business or to compete with any Person;

(k)                                  each Contract providing for payments to or by any Person based on sales, purchases or profits, other than direct payments for goods; provided that the provisions of this Section 4.18(k) are not applicable to leases of the OREO of Company or any Company Subsidiary;

(l)                                     the name and annual salary of each director, officer or employee of Company and each Company Subsidiary, and the profit sharing, bonus or other form of compensation (other than salary) paid or payable by Company, each Company Subsidiary or a combination of any of them to or for the benefit of each such person in question for the year ended December 31, 2013, and for the current year, and any employment agreement, consulting agreement, non-competition, severance or change in control agreement or similar arrangement or plan with respect to each such person;

(m)                               each Contract entered into other than in the ordinary course of business consistent with past practice that contains or provides for an express undertaking by Company or any Company Subsidiary to be responsible for consequential damages;

(n)                                 each Contract for capital expenditures in excess of $100,000;

(o)                                 each written warranty, guaranty or other similar undertaking with respect to contractual performance extended by Company or any Company Subsidiary other than in the ordinary course of business consistent with past practice; and

(p)                                 each amendment, supplement and modification (whether oral or written) in respect of any of the foregoing.

Copies of each document, plan or Contract listed and described on Company Schedule 4.18 previously have been provided to Acquiror.

Section 4.19                            No Defaults.  Except as set forth on Company Schedule 4.19, each Contract identified or required to be identified on Company Schedule 4.18 is in full force and effect and is valid and enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and subject to general principles of equity.  Company and each Company Subsidiary is, and at all times since January 1, 2011, has been, in full compliance with all applicable terms and requirements of each Contract under which either Company or any Company Subsidiary has or had any obligation or liability or by which Company or any Company Subsidiary or any of their respective assets owned or used by them is or was bound.  To the Knowledge of Company, each other Person that has or had any obligation or liability under any such Contract under which Company or any Company Subsidiary has or had any rights is, and at all times since January 1, 2011, has been, in full compliance with all applicable terms and requirements of such Contract.  To the Knowledge of Company, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a violation or breach of, or give Company, any Company Subsidiary or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any Contract.  Except in the ordinary course of business consistent with past practice with respect to any Company Loan, neither Company nor any Company Subsidiary has given to or received from any other Person, at any time since January 1, 2011, any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential violation or breach of, or default under, any Contract, that has not been terminated or satisfied prior to the date of this Agreement.  Other than in the ordinary course of business consistent with past practice in connection with workouts and restructured loans, there are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate, any amounts paid or payable to Company or any Company Subsidiary under current or completed Contracts with any Person and no such Person has made written demand for such renegotiation.  The provisions of this Section 4.19 are not applicable to Contracts affecting the OREO of Company or any Company Subsidiary.

Section 4.20                            Insurance.  Attached to Company Schedule 4.20 are copies of all insurance policies and bonds owned or held by Company and its Subsidiaries with respect to their respective business, operations, properties or assets (including bankers’ blanket bond and insurance providing benefits for employees).  Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Company reasonably has determined to be prudent and consistent with industry practice.  Company and its Subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any of the terms thereof.  Each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of Company and its Subsidiaries, Company or the relevant Subsidiary thereof is the sole beneficiary of such policies.  All premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion.  Set forth on Company Schedule 4.20 is a list and brief description of all claims that have been filed under such insurance policies and bonds within the past three (3) years that individually or in the aggregate exceed $50,000 and the current status of such claims.  To the Knowledge of Company, all such claims have been filed in due and timely fashion.  None of Company or any of its Subsidiaries has had any insurance policy or bond cancelled or nonrenewed by the issuer of the policy or bond within the past three (3) years.

Section 4.21                            Compliance with Environmental Laws.  Except as set forth on Company Schedule 4.21:  (a) there are no Proceedings or Orders against Company or any Company Subsidiary, or, to the Knowledge of Company, any predecessor thereof, with respect to alleged violation of, or liability under, Environmental Laws; (b) to the Knowledge of Company, there is no Threatened Proceeding or Order against Company or any Company Subsidiary, or any predecessor thereof, with respect to the alleged violation of, or liability under, Environmental Laws; (c) to the Knowledge of Company, there has been no release of Hazardous Materials on any property owned or leased by Company, now or in the past, at levels requiring remediation under the Environmental Laws given the use of the property; and (d) Company has complied with Environmental Laws applicable to it and its business operations.

Section 4.22                            Fiduciary Accounts.  Company Bank has properly administered in all respects all accounts for which it acts as fiduciary, including accounts for which it serves as trustee, agent, custodian or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulations and common law.  None of Company Bank or any of its directors, officers or employees has committed any breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all respects and accurately reflect the assets of such fiduciary account.

Section 4.23                            Indemnification Claims.  To the Knowledge of Company, no action or failure to take action by any director, officer, employee or agent of Company or any Company Subsidiary has occurred that may give rise to a claim or a potential claim by any such Person for indemnification by Company or any Company Subsidiary under any agreement with, or the corporate indemnification provisions of, Company or any Company Subsidiary, or under any Legal Requirements.

Section 4.24                            Insider Interests.  Except as set forth on Company Schedule 4.24, all outstanding loans and other contractual arrangements between Company or a Company Subsidiary and any officer, director or employee of Company or a Company Subsidiary conform to the requirements of Regulation O of the Federal Reserve which were in effect when such loans and other contractual arrangements were entered into.  Except as set forth on Company Schedule 4.24, no officer, director or employee of Company or a Company Subsidiary has any material interest in any property, real or personal, tangible or intangible, used in or pertaining to the business of Company or a Company Subsidiary.

Section 4.25                            Brokerage Commissions.  None of Company, any Company Subsidiary or any of their respective Representatives has incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement.

Section 4.26                            Approval Delays.  To the Knowledge of Company, there is no reason why the granting of any of the regulatory approvals referred to in Section 8.1 would be denied or unduly delayed.  Company Bank’s most recent CRA rating is “satisfactory” or better.

Section 4.27                            Disclosure.  Neither any representation nor warranty of Company in, nor any Company Schedule to, this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.  No notice given pursuant to Section 6.5 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

Section 4.28                            Tax Treatment.  As of the date hereof, to the Knowledge of Company, there is no reason why the Merger will fail to qualify as a reorganization under Section 368(a) of the Code.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF ACQUIROR

Except as disclosed in the Acquiror Schedules or in any Acquiror SEC Report filed prior to the date of this Agreement, Acquiror hereby represents and warrants to Company that the following are true and correct as of the date of this Agreement and will be true and correct as of the Effective Time (or such other date(s) as specified, to the extent any representation or warranty speaks as of a specific date):

Section 5.1                                   Acquiror Organization.  Acquiror:  (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa and is also in good standing in each other jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary; (b) is registered with the Federal Reserve as a financial holding company under the BHCA; and (c) has full power and authority, corporate and otherwise, to operate as a financial holding company and to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted.  The copies of the articles of incorporation and bylaws of Acquiror and all amendments thereto set forth in the Acquiror SEC Reports are complete and correct.  Acquiror has no Subsidiaries other than as set forth in the Acquiror SEC Reports.

Section 5.2                                   Acquiror Subsidiary Organization.  Acquiror Bank is an Iowa commercial bank duly organized, validly existing and in good standing under the laws of the State of Iowa.  Each other Acquiror Subsidiary is duly organized, validly existing and in good standing in its state or jurisdiction of organization.  Each Acquiror Subsidiary has full power and authority, corporate and otherwise, to own, operate and lease its properties as presently owned, operated and leased, and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted or the properties or assets owned or leased by it makes such qualification necessary.  Copies of the charter (or similar organizational document) and bylaws of each Acquiror Subsidiary and all amendments thereto are attached to Acquiror Schedule 5.2 and are complete and correct.

Section 5.3                                   Authorization; Enforceability.

(a)                                  Acquiror has the requisite corporate power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Acquiror, and the consummation by it of its obligations under this Agreement, have been authorized by all necessary corporate action, subject to shareholder approval, and this

Agreement constitutes a legal, valid and binding obligation of Acquiror enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and subject to general principles of equity.

(b)                                 Except for ordinary corporate requirements to approve this Agreement and the transactions contemplated herein, no “business combination,” “moratorium,” “control share” or other state anti-takeover statute or regulation or any provisions contained in the articles of incorporation or bylaws of Acquiror or any Acquiror Subsidiary:  (i) prohibits or restricts Acquiror’s ability to perform its obligations under this Agreement, or its ability to consummate the Contemplated Transactions; (ii) would have the effect of invalidating or voiding this Agreement, or any provision hereof; or (iii) would subject Company to any material impediment or condition in connection with the exercise of any of its rights under this Agreement.  The board of directors of Acquiror has unanimously approved the execution of, and performance by Acquiror of its obligations under, this Agreement.

Section 5.4                                   No Conflict.  Except as set forth on Acquiror Schedule 5.4, neither the execution nor delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):  (a) contravene, conflict with or result in a violation of any provision of the articles of incorporation or charter (or similar organizational documents) or bylaws, each as in effect on the date hereof, or any currently effective resolution adopted by the board of directors or shareholders of, Acquiror or any Acquiror Subsidiary; (b) contravene, conflict with or result in a violation of, or give any Regulatory Authority or other Person the valid and enforceable right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Acquiror or any Acquiror Subsidiary, or any of their respective assets that are owned or used by them, may be subject, except for any contravention, conflict or violation that is permissible by virtue of obtaining the regulatory approvals necessitated by the Contemplated Transactions, including any such approvals under the FDIA, the BHCA, the IBCA, the Securities Act, the Exchange Act, the Iowa Statutes and the listing and corporate governance rules and regulations of NASDAQ; (c) contravene, conflict with or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any material Contract to which Acquiror or any Acquiror Subsidiary is a party or by which any of their respective assets is bound; or (d) result in the creation of any material lien, charge or encumbrance upon or with respect to any of the assets owned or used by Acquiror or any Acquiror Subsidiary.  Except for the approvals referred to on Acquiror Schedule 5.4 or in Section 8.1 and the requisite approval of its shareholders, neither Acquiror nor any Acquiror Subsidiary is or will be required to give any notice to or obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

Section 5.5                                   Acquiror Capitalization.

(a)                                  The authorized capital stock of Acquiror currently consists exclusively of:  (i) 15,000,000 shares of Acquiror Common Stock, of which, on the date of this Agreement (A) 8,351,589 shares are duly issued and outstanding, fully paid and non-assessable, (B) 338,809 shares are held in the treasury of Acquiror, and (C) 491,643 shares have been reserved for issuance in respect of outstanding stock options that have been or may be granted under the Acquiror Stock Option Plan; and (ii) 500,000 shares of Acquiror Preferred Stock, none of which were outstanding on the date of this Agreement.

(b)                                 To the Knowledge of Acquiror, none of the shares of authorized capital stock of Acquiror are, nor on the Closing Date will they be, subject to any claim of right inconsistent with this Agreement.  Except as contemplated in this Agreement, disclosed in any Acquiror SEC Report filed prior to the date of this Agreement or as set forth on Acquiror Schedule 5.5: (i) there are, as of the date of this Agreement, no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls or other rights obligating Acquiror or any Acquiror Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of Acquiror or any Acquiror Subsidiary; and (ii) Acquiror is not a party to any Contract relating to the issuance, sale or transfer of any equity securities or other securities of Acquiror.  Since December 31, 2011, except as disclosed in or permitted by this Agreement, disclosed in any Acquiror SEC Report filed prior to the date of this Agreement or as provided on Acquiror Schedule 5.5, no shares of Acquiror Common Stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by Acquiror or any Acquiror Subsidiary and no dividends or other distributions payable in any equity securities of Acquiror or any Acquiror Subsidiary have been declared, set aside, made or paid to the shareholders of Acquiror.

Section 5.6                                   Acquiror Subsidiary Capitalization.  The authorized capital stock of Acquiror Bank consists, and at the Effective Time will consist, exclusively of 100,000 shares of common stock, $10.00 par value per share (the “Acquiror Bank Shares”), all of which shares are, and immediately prior to the Closing will be, duly authorized, validly issued and outstanding, fully paid and nonassessable.  Except as disclosed in any Acquiror SEC Report filed prior to the date of this Agreement or as set forth on Acquiror Schedule 5.6, Acquiror is, and will be on the Closing Date, the record and beneficial owner of 100% of the Acquiror Bank Shares and all of the issued and outstanding shares of capital stock of each other Acquiror Subsidiary, free and clear of any lien or encumbrance whatsoever.  Except as set forth on Acquiror Schedule 5.6, the Acquiror Bank Shares are, and will be on the Closing Date, freely transferable and are, and will be on the Closing Date, subject to no claim of right inconsistent with this Agreement.  There are no unexpired or pending preemptive rights with respect to any shares of capital stock of any Acquiror Subsidiary, except for such rights held exclusively by Acquiror or as disclosed in any Acquiror SEC Report filed prior to the date of this Agreement.  There are no outstanding securities of any Acquiror Subsidiary that are convertible into, or exchangeable for, any shares of such Acquiror Subsidiary’s capital stock, except for such rights held exclusively by Acquiror or as disclosed in any Acquiror SEC Report filed prior to the date of this Agreement, and no Acquiror Subsidiary is a party to any Contract relating to the issuance, sale or transfer of any equity securities or other securities of such Acquiror Subsidiary.  Neither Acquiror nor any Acquiror Subsidiary owns or has any Contract to acquire any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business, except for the capital stock of Acquiror’s Subsidiaries, as disclosed in any Acquiror SEC Report filed prior to the date of this Agreement and as set forth on Acquiror Schedule 5.6.

Section 5.7                                   Acquiror SEC Reports; Financial Statements and Reports; Regulatory Filings.

(a)                                  Since January 1, 2011, Acquiror has timely filed all Acquiror SEC Reports and all such Acquiror SEC Reports have complied as to form in all respects, as of their respective filing dates and effective dates, as the case may be, with all applicable requirements of the Exchange Act.  The Acquiror SEC Reports were prepared in accordance with the requirements of applicable Legal Requirements.  As of their respective filing dates, none of the Acquiror SEC Reports contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) is deemed to modify information as of an earlier date.

(b)                                 Acquiror has previously made available to Company true, correct and complete copies of all (i) Acquiror SEC Reports filed on or after January 1, 2011; and (ii) Call Reports for Acquiror Bank as of the close of business on December 31, 2011, 2012 and 2013 and June 30, 2014:

(c)                                  The financial statements presented in the Acquiror SEC Reports referred to in clause (b)(i) above have been prepared in conformity with GAAP and comply in all material respects with all applicable Legal Requirements.  The reports described in clause (b)(ii) above have been prepared on a basis consistent with past accounting practices and as required by applicable Legal Requirements and fairly present the consolidated financial condition and results of operations at the dates and for the periods presented.  Taken together, the financial statements presented in the Acquiror SEC Reports referred to in clause (b)(i) above and described in clause (b)(ii) above (collectively, the “Acquiror Financial Statements”) are complete and correct in all respects and fairly and accurately present the respective financial position, assets, liabilities and results of operations of Acquiror and the Acquiror Subsidiaries at the respective dates of and for the periods referred to in the Acquiror Financial Statements, subject to normal year-end audit adjustments in the case of unaudited Acquiror Financial Statements.

(d)                                 Acquiror has complied in all material respects with: (i) the applicable provisions of the Exchange Act, including the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder, as amended; and (ii) the applicable listing and corporate governance rules and regulations of NASDAQ.

(e)                                  Acquiror and each Acquiror Subsidiary have filed all forms, reports and documents required to be filed with the FDIC, the Federal Reserve, the Iowa Division and any other applicable federal or state securities or banking authorities.  Such forms, reports and documents: (i) complied as to form with the requirements of applicable Legal Requirements; and (ii) did not at the time they were filed, after giving effect to any amendment thereto filed prior to the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) is deemed to modify information as of an earlier date.

Section 5.8                                   Loans; Loan Loss Reserve.

(a)                                  Each Acquiror Loan reflected as an asset on any of the Acquiror Financial Statements or reports filed with the Regulatory Authorities is evidenced by documentation that is customary and legally sufficient in all material respects and constitutes, to the Knowledge of Acquiror, the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors rights generally or equitable principles or doctrines.

(b)                                 All Acquiror Loans originated or purchased by Acquiror Bank were made or purchased in accordance with the policies of the board of directors of Acquiror Bank and in the ordinary course of business of Acquiror Bank.  Acquiror Bank’s interest in all Acquiror Loans is free and clear of any security interest, lien, encumbrance or other charge, and Acquiror Bank has complied in all material respects with all Legal Requirements relating to such Acquiror Loans.

(c)                                  Except as set forth on Acquiror Schedule 5.8(c), Acquiror Bank is not a party to any Acquiror Loan:  (i) under the terms of which the obligor is more than ninety (90) days delinquent in payment of principal or interest or in default of any other material provision as of the dates shown thereon or for which Acquiror Bank has discontinued the accrual of interest; (ii) that has been classified as “substandard,” “doubtful,” “loss,” “other loans especially mentioned” or any comparable classifications by Acquiror Bank; (iii) that has been listed on any “watch list” or similar internal report of Acquiror Bank; (iv) that has been the subject of any notice from any obligor of adverse environmental conditions potentially affecting the value of any collateral for such Acquiror Loan; or (v) with respect to which Acquiror Bank is aware of potential violations of any Environmental Laws that may have occurred on the property serving as collateral for such Acquiror Loan or by any obligor of such Acquiror Loan.

(d)                                 Acquiror Bank’s allowance for loan and lease losses reflected in the Acquiror Financial Statements (including footnotes thereto) was determined on the basis of Acquiror Bank’s continuing review and evaluation of the portfolio of Acquiror Loans under the requirements of GAAP and Legal Requirements, was established in a manner consistent with Acquiror Bank’s internal policies, and, in the reasonable judgment of Acquiror Bank, was adequate in all material respects under the requirements of GAAP and all Legal Requirements to provide for possible or specific losses, net of recoveries relating to Acquiror Loans previously charged-off, on outstanding Acquiror Loans.

(e)                                  To the Knowledge of Acquiror:  (i) none of the Acquiror Loans is subject to any material offset or claim of offset; and (ii) the aggregate loan balances in excess of Acquiror Bank’s allowance for loan and lease losses are, based on past loan loss experience, collectible in accordance with their terms (except as limited above) and all uncollectible loans have been charged off.

Section 5.9                                   Compliance with Legal Requirements.  Acquiror and each Acquiror Subsidiary holds all licenses, certificates, permits, franchises and rights from all appropriate Regulatory Authorities necessary for the conduct of its respective business.  Except as disclosed in an Acquiror SEC Report filed prior to the date of this Agreement or as set forth on Acquiror Schedule 5.9, Acquiror and each Acquiror Subsidiary is, and at all times since January 1, 2011, has been, in compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its respective businesses or the ownership or use of any of its respective assets.  Except as disclosed in an Acquiror SEC Report filed prior to the date of this Agreement or as set forth on Acquiror Schedule 5.9, neither Acquiror nor any Acquiror Subsidiary has received, at any time since January 1, 2011, any notice or other communication (whether oral or written) from any Regulatory Authority or any other Person, nor does Acquiror have any Knowledge, regarding: (i) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement; or (ii) any actual, alleged, possible, or potential obligation on the part of Acquiror or any Acquiror Subsidiary to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement.

Section 5.10                            Legal Proceedings; Orders.

(a)                                  Except as disclosed in an Acquiror SEC Report filed prior to the date of this Agreement or as set forth on Acquiror Schedule 5.10, since January 1, 2011, there have been, and currently are, no Proceedings or Orders pending, entered into or, to the Knowledge of Acquiror, Threatened against, affecting or involving Acquiror or any Acquiror Subsidiary or any of their respective assets or businesses, or the Contemplated Transactions that have not been fully satisfied or terminated and that would reasonably be expected to have a Material Adverse Effect on Acquiror on a consolidated basis, and there is no fact to Acquiror’s Knowledge that would provide a basis for any such Proceeding or Order.  To the Knowledge of Acquiror, no officer, director, agent or employee of Acquiror or any Acquiror Subsidiary is subject to any Order that prohibits such officer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the businesses of Acquiror or any Acquiror Subsidiary as currently conducted.

(b)                                 Neither Acquiror nor any Acquiror Subsidiary:  (i) is subject to any cease and desist or other Order or enforcement action issued by, or (ii) is a party to any written agreement, consent agreement or memorandum of understanding with, or (iii) is a party to any commitment letter or similar undertaking to, or (iv) is subject to any order or directive by, or (v) is subject to any supervisory letter from, or (vi) has been ordered to pay any civil money penalty, which has not been paid, by, or (vii) has adopted any policies, procedures or board resolutions at the request of any Regulatory Authority that currently (w) restricts in any respect the conduct of its business, or (x) that in any manner relates to its capital adequacy, or (y) restricts its ability to pay dividends, or (z) limits in any manner its credit or risk management policies, its management or its business; nor has Acquiror or any Acquiror Subsidiary been advised by any Regulatory Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing.

Section 5.11                            Absence of Certain Changes and Events.  Since December 31, 2013, (a) Acquiror and each Acquiror Subsidiary has conducted its business only in the ordinary course of business consistent with past practice, and (b) no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Acquiror.

Section 5.12                            Brokerage Commissions.  Except as set forth on Acquiror Schedule 5.12, none of Acquiror or any Acquiror Subsidiary or any of their respective Representatives has incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement.

Section 5.13                            Approval Delays.  To the Knowledge of Acquiror, there is no reason why the granting of any of the regulatory approvals referred to in Section 8.1 would be denied or unduly delayed.  Acquiror Bank’s most recent CRA rating is “satisfactory” or better.  Additionally, neither Acquiror nor Acquiror Bank is aware of, based on internal compliance procedures, nor has been advised of, and has no reason to believe that, any facts or circumstances exist, which would cause Acquiror Bank to be deemed to be operating in violation in any respect of the Financial Recordkeeping and Reporting of Currency and Foreign Transactions Act of 1970, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, any order issued with respect to anti-money laundering by the U.S. Department of Treasury’s Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation.

Section 5.14                            Undisclosed Liabilities; Adverse Changes.  Except as set forth on Acquiror Schedule 5.14, neither Acquiror nor any Acquiror Subsidiary has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise), except for liabilities or obligations reflected or reserved against in the Acquiror Financial Statements and current liabilities incurred in the ordinary course of business consistent with past practice since the respective dates thereof.  Since the date of the latest Acquiror Financial Statement, there has not been any change in the business, operations, properties, prospects, assets or condition of Acquiror or any Acquiror Subsidiary, and no event has occurred or circumstance exists that has had or would reasonably be expected to have a Material Adverse Effect on Acquiror on a consolidated basis.

Section 5.15                            Disclosure.  Neither any representation nor warranty of Acquiror in, nor any Acquiror Schedule to, this Agreement by Acquiror contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.  No notice given pursuant to Section 7.4 will contain any untrue statement or omit to state a material fact necessary to make the statements therein, or in this Agreement, in light of the circumstances in which they were made, not misleading.

Section 5.16                            Tax Treatment.  As of the date hereof, to the Knowledge of Acquiror, there is no reason why the Merger will fail to qualify as a reorganization under Section 368(a) of the Code.

ARTICLE 6
COMPANY’S COVENANTS

Section 6.1                                   Access and Investigation.

(a)                                  Acquiror and its Representatives shall, at all times during normal business hours and with reasonable advance notice prior to the Closing Date, have full and continuing access to the facilities, operations, records and properties of Company and each Company Subsidiary in accordance with the provisions of this Section.  Acquiror and its Representatives may, prior to the Closing Date, make or cause to be made such reasonable investigation of the operations, records and properties of Company and each Company Subsidiary and of their respective financial and legal conditions as Acquiror shall deem necessary or advisable to familiarize itself with such records, properties and other matters; provided, however, that such access or investigation shall not interfere materially with the normal operations of Company or any Company Subsidiary.  Upon request, Company and each Company Subsidiary will furnish Acquiror or its Representatives attorneys’ responses to auditors’ requests for information regarding Company or such Company Subsidiary, as the case may be, and such financial and operating data and other information reasonably requested by Acquiror (provided, with respect to attorneys, such disclosure would not result in the waiver by Company or any Company Subsidiary of any claim of attorney-client privilege), and will permit Acquiror and its Representatives to discuss such information directly with any individual or firm performing auditing or accounting functions for Company or such Company Subsidiary, and such auditors and accountants shall be directed to furnish copies of any reports or financial information as developed to Acquiror or its Representatives.  No investigation by Acquiror or any of its Representatives shall affect the representations and warranties made by Company.  This Section shall not require the disclosure of any information the disclosure of which to Acquiror would be prohibited by any Legal Requirement.

(b)                                 Company shall allow a representative of Acquiror reasonably acceptable to Company to attend as an observer:  (i) all meetings of the board of directors of Company and each Company Subsidiary; and (ii) all meetings of the committees thereof, except, in each case, if Company is advised by any applicable Regulatory Authority that the participation of such observer is impermissiable or if Company is advised by its counsel that the participation by such observer would result in a waiver of Company’s attorney-client privilege.  Company shall give reasonable notice to Acquiror of any such meeting and, if known, the agenda for or business to be discussed at such meeting.  Company shall provide to Acquiror all information provided to the directors on all such boards and committees in connection with all such meetings or otherwise provided to the directors, except to the extent that such information relates to any amendment to this Agreement, or Company is advised by its counsel that the receipt of such information by such observer would result in a waiver of Company’s attorney-client privilege.  It is understood by the parties that Acquiror’s Representative will not have any voting rights with respect to matters discussed at these meetings and that Acquiror is not managing the business or affairs of Company.  All information obtained by Acquiror at these meetings shall be treated in confidence as provided in the Confidentiality Agreement.

Section 6.2                                   Operation of Company and Company Subsidiaries.  Except with the prior written consent of Acquiror, which consent shall not be unreasonably withheld or delayed, between the date of this Agreement and the Closing Date, Company will, and will cause each Company Subsidiary to:

(a)                                  conduct its business only in the ordinary course of business consistent with past practice;

(b)                                 use its commercially reasonable efforts to preserve intact its current business organization, keep available the services of its current officers, employees and agents, and maintain the relations and goodwill with its suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it;

(c)                                  confer with Acquiror concerning material issues affecting Company’s operations;

(d)                                 enter into loan and deposit transactions only in accordance with its formal loan policy and, in that connection, from the date hereof to the Closing Date, shall not enter into any new credit or new lending relationship in excess of $5,000,000 with any Person and any director or officer of, or any owner of a ten percent (10%) or greater equity interest in, such Person;

(e)                                  consistent with past practice, maintain an allowance for loan and lease losses which is, in the reasonable judgment of Company Bank, adequate in all material respects under the requirements of GAAP and all Legal Requirements to provide for possible losses, net of recoveries relating to loans previously charged off, on loans outstanding;

(f)                                    maintain all of its assets necessary for the conduct of its business in the same operating condition and repair as they are now in, reasonable wear and tear and damage by fire or unavoidable casualty excepted, and maintain policies of insurance upon its assets and with respect to the conduct of its business in amounts and kinds comparable to that in effect on the date hereof and pay all premiums on such policies when due;

(g)                                 not buy or sell any security held, or intended to be held, for investment; provided, however, that such restriction shall not affect the buying and selling by Company Bank of Federal Funds or the reinvestment of dividends paid on any securities owned by Company Bank as of the date of this Agreement;

(h)                                 file in a timely manner all required filings with all Regulatory Authorities and cause such filings to be true and correct in all material respects; and

(i)                                     maintain its books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior years, and comply with all Legal Requirements.

Section 6.3                                   Negative Covenant.  Except as otherwise expressly permitted by this Agreement, or as contemplated by Company Schedule 4.17, between the date of this Agreement and the Closing Date, Company will not, and will cause each Company Subsidiary not to, without the prior written consent of Acquiror, which consent shall not be unreasonably withheld or delayed, take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Section 4.17 is likely to occur.

Section 6.4                                   Subsequent Company Financial Statements.  As soon as available after the date hereof, Company will furnish Acquiror copies of the quarterly unaudited consolidated balance sheets, consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders’ equity of Company prepared for its internal use, and Company Bank’s Call Reports for each quarterly period completed after June 30, 2014, and all other financial reports or statements submitted after the date hereof by Company or Company Bank to Regulatory Authorities, to the extent permitted by law (collectively, the “Subsequent Company Financial Statements”).  Except as may be required by changes in GAAP effective after the date hereof, the Subsequent Company Financial Statements shall be prepared on a basis consistent with past accounting practices and shall fairly present in all material respects the consolidated financial condition and results of operations for the dates and periods presented.

Section 6.5                                   Advice of Changes.  Between the date of this Agreement and the Closing Date, Company will promptly notify Acquiror in writing if Company or any Company Subsidiary becomes aware of any fact or condition that causes or constitutes a breach of any of Company’s representations and warranties as of the date of this Agreement, or if Company or any Company Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  If any such fact or condition would require any change in the Company Schedules if such Company Schedules were dated the date of the occurrence or discovery of any such fact or condition, Company will promptly deliver to Acquiror a supplement to the Company Schedules specifying such change.  During the same period, Company will promptly notify Acquiror of the occurrence of any breach of any covenant of Company in this Article or of the occurrence of any event that might reasonably be expected to make the satisfaction of the conditions in Article 9 impossible or unlikely.

Section 6.6                                   Company Shareholder Approval.  Subject to its fiduciary duties, Company and its board of directors shall recommend to Company’s shareholders the approval of this Agreement, and beginning on the date of this Agreement, shall take all lawful action to obtain the unanimous approval of its shareholders by written consent (the “Written Consent”).  Promptly following receipt of the Written Consent, Company shall cause its corporate secretary to deliver a copy of the Written Consent to Acquiror, together with a certificate executed on behalf of Company by its corporate secretary certifying that such Written Consent reflects the unanimous approval of this Agreement by the Company’s shareholders. For the avoidance of doubt, the parties acknowledge that: (a) the failure of Company to make the recommendations required by or to withdraw, modify or change such recommendation as provided in the provisions of this Section 6.6; or (b) the failure of Company’s shareholders to provide the Written Consent; or (c) the withdrawal or modification of the Written Consent by the Company’s shareholders, shall each be deemed to have a Material Adverse Effect on Company on a consolidated basis and on Acquiror’s rights under this Agreement.

Section 6.7                                   Information Provided to Acquiror.  Company agrees that the information concerning Company or any Company Subsidiary that is provided or to be provided by Company to Acquiror for inclusion or that is included in the Acquiror Proxy Statement and any documents to be filed with any Regulatory Authority in connection with the Contemplated Transactions will, at the respective times such documents are filed and, with respect to the Acquiror Proxy Statement, when mailed, will not be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading or, in the case of the Acquiror Proxy Statement or any amendment thereof or supplement thereto, at the time of the meeting of Acquiror’s shareholders referred to above, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the meeting in connection with which the Proxy Statement shall be mailed.  Notwithstanding the foregoing, Company shall have no responsibility for the truth or accuracy of any information with respect to Acquiror or any Acquiror Subsidiary or any of their Affiliates contained in the Acquiror Proxy Statement or in any document submitted to, or other communication with, any Regulatory Authority.

Section 6.8                                   Accounting and Other Adjustments.  Company agrees that it shall, and shall cause each Company Subsidiary, to:  (a) make any accounting adjustments or entries to its books of account and other financial records; (b) make additional provisions to any allowance for loan and lease losses; (c) sell or transfer any investment securities held by it; (d) charge-off any loan or lease; (e) create any new reserve account or make additional provisions to any other existing reserve account; (f) make changes in any accounting method; (g) accelerate, defer or accrue any anticipated obligation, expense or income item; and (h) make any other adjustments that would affect the financial reporting of Acquiror, on a consolidated basis after the Effective Time, in any case as Acquiror shall reasonably request; provided, however, that neither Company nor any Company Subsidiary shall be obligated to take any such requested action (i) if such requested action is inconsistent with GAAP, as modified by applicable regulatory accounting principles, or (ii) until immediately prior to the Closing and at such time as Acquiror shall confirm in writing that it has satisfied all of the conditions listed in Article 10 (except for the completion of actions to be taken at the Closing), unless the satisfaction of any such conditions shall have been waived by Company, and that, to the Knowledge of Acquiror, there are no facts or circumstances which would prevent Acquiror from consummating the transactions contemplated hereby.

Section 6.9                                   Capital Stock.  Except as otherwise permitted in or contemplated by this Agreement and without the prior written consent of Acquiror, from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement, Company shall not, and shall not enter into any agreement to, issue, sell or otherwise permit to become outstanding any additional shares of Company Common Stock or any other capital stock of Company, or any stock appreciation rights, or any option, warrant, conversion or other right to acquire any such stock, or any security convertible into any such stock.

Section 6.10                            Employee Agreements.  Within fifteen (15) Business Days of the date hereof, Company shall cause to be delivered to Acquiror: (a) an employment agreement; (b) a change in control agreement; (c) a restrictive covenant agreement to be effective upon the Effective Time; and (d) a restrictive covenant agreement to be effective immediately upon execution; each in the form reasonably acceptable to the parties thereto, which such parties are indicated on Acquiror Schedule 6.10.

Section 6.11                            Shareholder Agreement.  Concurrently with the execution and delivery of this Agreement, Company shall cause to be delivered to Acquiror an executed shareholder agreement in the form of Exhibit G from the John M. Morrison Revocable Trust #4 (the “Shareholder Agreement”).

Section 6.12                            Dividends.  Notwithstanding anything contained herein to the contrary, between the date of this Agreement and the Effective Time, Company may declare and pay to its shareholders, aggregate cash dividends and tax distributions in an amount set forth in Company Schedule 6.12; provided, however, if Company’s full-year 2014 net income is less than $12,000,000, Company and Acquiror shall adjust in good faith the permitted dividends and tax distribution amounts in Company Schedule 6.12; and (ii) if the Effective Time occurs after January 31, 2015, Company may declare and pay tax distributions equal to forty percent (40%) of Company’s net income earned between January 31, 2015 and the Effective Time.  Company shall not declare, pay or make any other dividend or other distribution or payment in respect of, or redemption of, shares of Company Common Stock.

Section 6.13                            Title to Real Estate.  As soon as practical after the date hereof, but in any event no later than thirty (30) days after the date hereof, Company shall obtain and deliver to Acquiror, with respect to all interests in real property owned by Company and its Subsidiaries, an owner’s preliminary report of title covering a date subsequent to the date hereof, issued by a title insurance company that is reasonably acceptable to Acquiror, showing fee simple title to such real property in Company or its Subsidiary and setting forth all requirements for coverage over all standard exceptions.  If the preliminary reports show any exceptions to title other than Permitted Exceptions, and Company does not cause such exception to be removed within forty-five (45) days after written notice thereof is given to Company by Acquiror, Acquiror may, at its sole option, terminate this Agreement.  The cost of obtaining any preliminary report of title discussed in this Section 6.13 shall be borne by Company.  The provisions of this Section 6.13 are not applicable to the OREO of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company or any Company Subsidiary.

Section 6.14                            Surveys.  Acquiror may, in its discretion, within forty-five (45) days after the date hereof, require Company to provide, at Acquiror’s expense and as soon as practicable prior to the Closing, a current American Land Title Association survey of any or all parcels of real property owned by Company and its Subsidiaries, other than property carried as OREO.  If the surveys show any matters affecting the use or value of the properties other than Permitted Exceptions, and Company does not cause such matter to be corrected within forty-five (45) days after written notice thereof is given to Company by Acquiror, Acquiror may, at its sole option, terminate this Agreement.  The provisions of this Section 6.14 are not applicable to the OREO of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company or any Company Subsidiary.

Section 6.15                            Environmental Investigation.

(a)                                  Acquiror may, in its discretion, require Company to order, at Acquiror’s expense, a Phase I environmental site assessment complying with the ASTM E1527-13 standard to be delivered only to Acquiror within forty-five (45) days after the date of this Agreement for each parcel of real property in which Company or any of its Subsidiaries holds an interest (each a “Phase I Report”), conducted by an independent professional consultant reasonably acceptable to Acquiror to determine if any real property in which Company or any of its Subsidiaries holds any interest contains or gives evidence of any adverse environmental condition or any violations of Environmental Laws on any such property.  If a Phase I Report discloses any violations, adverse environmental conditions, or recognized environmental conditions as defined by the applicable ASTM E1527-13 standard or reports a reasonable suspicion thereof, or associated “business environmental risk” under the applicable ASTM E1527-13 standard, then Acquiror may promptly obtain, at Company’s expense, a Phase II environmental report with respect to any affected property which report shall contain an estimate of the cost of any remediation or other follow-up work that may be necessary to address those violations or conditions in accordance with applicable Legal Requirements (each a “Phase II Report,” and collectively referred to with the associated Phase I Report, an “Environmental Report”).  Acquiror shall have no duty to act upon any information produced by an Environmental Report for the benefit of Company or any of its Subsidiaries or any other Person, but shall provide such information to Company upon Company’s request.

(b)                                 Upon receipt of the estimate of the costs of all follow-up work to an Environmental Report, Acquiror and Company shall attempt to agree upon a course of action for remediation of any adverse environmental condition or violation suspected, found to exist, or that would tend to be indicated by an Environmental Report.  The estimated total cost for completing all necessary work plans or removal or remediation actions is referred to collectively as the “Remediation Cost.”  If the aggregate Remediation Cost for the total parcels of property in which Company or its Subsidiaries holds an interest exceeds $1,000,000, either Acquiror or Company may, at its sole option, terminate this Agreement.

(c)                                  The provisions of this Section 6.15 are not applicable to the OREO of Company or any Company Subsidiary, and are applicable only to properties used in the business operations of Company and each Company Subsidiary.

Section 6.16                            Necessary Consents.  As soon as practical after the date hereof, Company shall use its best efforts to give any notice and obtain any consent or approval set forth on Company Schedule 4.4.

ARTICLE 7
ACQUIROR’S COVENANTS

Section 7.1                                   Access and Investigation.  Company and its Representatives shall, at all times during normal business hours and with reasonable advance notice prior to the Closing Date, have full and continuing access to the facilities, operations, records and properties of Acquiror and each Acquiror Subsidiary in accordance with the provisions of this Section.  Company and its Representatives may, prior to the Closing Date, make or cause to be made such reasonable investigation of the operations, records and properties of Acquiror and each Acquiror Subsidiary and of their respective financial and legal conditions as Company shall deem necessary or advisable to familiarize itself with such records, properties and other matters; provided, however, that such access or investigation shall not interfere materially with the normal operations of Acquiror or any Acquiror Subsidiary.  Upon request, Acquiror and each Acquiror Subsidiary will furnish Company or its Representatives attorneys’ responses to auditors’ requests for information regarding Acquiror or such Acquiror Subsidiary, as the case may be, and such financial and operating data and other information reasonably requested by

Company (provided, with respect to attorneys, such disclosure would not result in the waiver by Acquiror or Acquiror Bank of any claim of attorney-client privilege), and will permit Company and its Representatives to discuss such information directly with any individual or firm performing auditing or accounting functions for Acquiror or such Acquiror Subsidiary, and such auditors and accountants shall be directed to furnish copies of any reports or financial information as developed to Company or its Representatives.  No investigation by Company or any of its Representatives shall affect the representations and warranties made by Acquiror.  This Section shall not require the disclosure of any information the disclosure of which to Company would be prohibited by any Legal Requirement.

Section 7.2                                   Operation of Acquiror and Acquiror Subsidiaries.

(a)                                  Except as expressly contemplated by or permitted by this Agreement, as required by any applicable Legal Requirement, or with the prior written consent of Company, during the period from the date of this Agreement to the earlier of the Closing Date or the termination of this Agreement pursuant to its terms, Acquiror shall, and shall cause each of its Subsidiaries to:  (i) conduct its business in the ordinary course of business in all material respects; (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships; and (iii) take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of Company or Acquiror to obtain any permits, consents, approvals and authorizations from any applicable Regulatory Authority for approval of the Contemplated Transactions, to perform its covenants and agreements under this Agreement or to consummate the Contemplated Transactions.

(b)                                 Except as expressly contemplated by or permitted by this Agreement, as required by any applicable Legal Requirement, or with the prior written consent of Company, during the period from the date of this Agreement to the earlier of the Closing Date or the termination of this Agreement pursuant to its terms, Acquiror will not, and will cause each of its Subsidiaries not to:

(i)                         (A) except as permitted pursuant to Section 7.10, make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of Acquiror Common Stock (other than dividends from its wholly owned Subsidiaries to it or another of its wholly owned Subsidiaries); or (B) directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of Acquiror Common Stock;

(ii)                      amend Acquiror’s articles of incorporation or bylaws, or similar governing documents of any of its Subsidiaries;

(iii)                   implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or applicable regulatory accounting requirements;

(iv)                  agree to take, make any commitment to take, or adopt any resolutions of Acquiror’s board of directors in support of, any of the actions prohibited by this Section 7.2.

Section 7.3                                   Subsequent Acquiror Financial Statements; Subsequent Acquiror SEC Reports.  As soon as available after the date hereof, Acquiror will deliver to Company complete copies of any reports filed with the SEC after June 30, 2014 (the “Subsequent Acquiror SEC Reports”) and Acquiror Bank’s Call Reports for each quarterly period completed after June 30, 2014, and all other financial reports or statements submitted after the date hereof by Acquiror or Acquiror Bank to Regulatory Authorities, to the extent permitted by law (collectively, the “Subsequent Acquiror Financial Statements”), with the filing or submitting of such Subsequent Acquiror Financial Statements with the SEC or applicable Regulatory Authorities being deemed, for the purposes of this Section 7.3, to constitute such delivery required to Company.  Except as may be required by changes in GAAP effective after the date hereof, the Subsequent Acquiror Financial Statements shall be prepared on a basis consistent with past accounting practices and shall fairly present in all material respects the consolidated financial condition and results of operations for the dates and periods presented.  The Subsequent Acquiror SEC Reports will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading.

Section 7.4                                   Advice of Changes.  Between the date of this Agreement and the Closing Date, Acquiror will promptly notify Company in writing if Acquiror or any Acquiror Subsidiary becomes aware of any fact or condition that causes or constitutes a breach of any of Acquiror’s representations and warranties as of the date of this Agreement, or if Acquiror or any Acquiror Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  If any such fact or condition would require any change in the Acquiror Schedules if such Acquiror Schedules were dated the date of the occurrence or discovery of any such fact or condition, Acquiror will promptly deliver to Company a supplement to the Acquiror Schedules specifying such change.  During the same period, Acquiror will promptly notify Company of the occurrence of any breach of any covenant of Acquiror in this Article or of the occurrence of any event that might reasonably be expected to make the satisfaction of the conditions in Article 10 impossible or unlikely.

Section 7.5                                   Shareholders’ Meeting.  Acquiror shall cause a meeting of its shareholders for the purpose of acting upon this Agreement and the transactions contemplated hereby, including the issuance of shares of Acquiror Common Stock in satisfaction of a portion of the Merger Consideration, and any and all other matters that Acquiror determines in good faith to be necessary or desirable in conjunction therewith, to be held as soon as practicable. Acquiror shall mail to its shareholders, at least twenty (20) Business Days prior to such meeting, notice of such meeting together with the Acquiror Proxy Statement, which shall include a copy of this Agreement.  Subject to its fiduciary duties, Acquiror and its board of directors shall recommend to shareholders the approval of this Agreement and shall solicit proxies voting only in favor thereof from the shareholders of Acquiror.  For the avoidance of doubt, the parties acknowledge that the failure of Acquiror to cause a meeting of its shareholders to be held for the purposes set forth in the Agreement or otherwise to make the recommendations required by or to withdraw, modify or change such recommendation as provided in the provisions of this Section 7.5 shall be deemed to have a Material Adverse Effect on Acquiror on a consolidated basis and on Company’s and its shareholders’ rights under this Agreement.

Section 7.6                                   Information Provided to Company.  Acquiror agrees that none of the information concerning Acquiror or any Acquiror Subsidiary that is provided or to be provided by Acquiror to Company for inclusion or that is included in any documents to be filed with any Regulatory Authority in connection with the Contemplated Transactions will, at the respective times such documents are filed be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading.  Notwithstanding the foregoing, Acquiror shall have no responsibility for the truth or accuracy of any information with respect to Company or any Company Subsidiary or any of their Affiliates contained in the Acquiror Proxy Statement or in any document submitted to, or other communication with, any Regulatory Authority.

Section 7.7                                   Indemnification.  Except as may be limited by applicable Legal Requirements, Acquiror shall honor any of Company’s obligations in respect of indemnification and advancement of expenses currently provided by Company in its articles of incorporation or bylaws in favor of the current and former directors and officers of Company and Company Bank for not less than three (3) years from the Effective Time with respect to matters occurring prior to the Effective Time.  Notwithstanding any provision of Section 7.2, Acquiror shall acquire and maintain for a period of three (3) years extended insurance coverage of acts or omissions occurring at or prior to the Effective Time with respect to those persons who are currently covered by Company’s director and officer liability policies of insurance on terms with respect to such coverage and amount substantially similar to the terms and conditions of Company’s director and officer liability policies of insurance in effect immediately prior to the Effective Time; provided, however, that Acquiror shall not be obligated to make annual premium payments (or the annualized equivalent in premium payments for whatever period may be covered) pursuant to this Section 7.7 for such insurance coverage to the extent such premiums exceed 150% of the annual premiums paid as of the date hereof by Company for its current premiums for such insurance (the “Insurance Expense Cap”).  If Acquiror is unable to obtain an insurance policy with the coverage required hereby within the Insurance Expense Cap, then Acquiror shall use the full amount of the Insurance Expense Cap to obtain one or more alternate insurance policies, which, in its good faith determination, provide as much coverage as is commercially obtainable.

Section 7.8                                   Nasdaq Listing.  Acquiror shall use its reasonable best efforts to list on the Nasdaq Global Select Market, subject to official notice of issuance, all shares of Acquiror Common Stock to be issued in connection with the Merger.

Section 7.9                                   Acquiror Board.  Acquiror shall take all action necessary to ensure that the board of directors of the Surviving Corporation will consist of the Acquiror Directors and the Company Directors.

Section 7.10                            Dividends.  Notwithstanding anything contained herein to the contrary, between the date of this Agreement and the Effective Time, Acquiror may declare and pay to its shareholders, a quarterly cash dividend not to exceed $0.16 per share of Acquiror Common Stock.

Section 7.11                            Shareholder Agreement.  Concurrently with the execution and delivery of this Agreement, Acquiror shall cause the executed Shareholder Agreement to be delivered to each shareholder of Company party to such agreement.

Section 7.12                            Necessary Consents.  As soon as practical after the date hereof, Acquiror shall use its best efforts to give any notice and obtain any consent or approval set forth on Acquiror Schedule 5.4.

ARTICLE 8
COVENANTS OF ALL PARTIES

Section 8.1                                   Regulatory Approvals.  Acquiror shall use its reasonable best efforts to make or cause to be made, within thirty (30) days after the date of this Agreement, all appropriate filings with Regulatory Authorities for approval of the Contemplated Transactions, including the preparation of an application or any amendment thereto or any other required statements or documents filed or to be filed by any party with:  (a) the Federal Reserve pursuant to the BHCA; (b) the Minnesota Department pursuant to the Minnesota Statutes; and (c) any other Person or Regulatory Authority pursuant to any applicable Legal Requirement, for authority to consummate the Contemplated Transactions.  Acquiror shall seek confidential treatment for all Schedules, all Exhibits, and all portions of this Agreement that relate to employees’ names, compensation and terms of employment in any and all applications, related correspondence and related information filed with or submitted to any Regulatory Authority.  Acquiror shall pursue in good faith the regulatory approvals necessary to consummate the Contemplated Transactions.  In advance of any filing made under this Section, Company and its counsel shall be provided with the opportunity to comment thereon, and Acquiror agrees promptly to advise Company and its counsel of any material communication received by it or its counsel from any Regulatory Authority with respect to such filings, and to provide copies of any such written communication to Company and its counsel.

Section 8.2                                   Necessary Approvals.  Acquiror and Company agree that Acquiror’s counsel will have primary responsibility for preparation of the necessary applications for regulatory approval of the Contemplated Transactions.  Each of Acquiror and Company and their respective Subsidiaries agree fully to promptly cooperate with each other and their respective counsels and accountants in connection with any steps to be taken as part of their obligations under this Agreement.

Section 8.3                                   Customer and Employee Relationships.  Each of Acquiror and Company agrees that its respective Representatives may jointly:

(a)                                  participate in meetings or discussions with officers and employees of Company and Acquiror and their Subsidiaries in connection with employment opportunities with Acquiror after the Effective Time; and

(b)                                 contact Persons having dealings with Company or Acquiror or any of its respective Subsidiaries for the purpose of informing such Persons of the services to be offered by Acquiror after the Effective Time.

Section 8.4                                   Publicity.  Neither Company nor Acquiror shall, and neither Company nor Acquiror shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement or, except as otherwise specifically provided in this Agreement, any disclosure of nonpublic information to a third party, concerning, the Contemplated Transactions without the prior consent (which shall not be unreasonably withheld or delayed) of Acquiror, in the case of a proposed announcement, statement or disclosure by Company, or Company, in the case of a proposed announcement, statement or disclosure by Acquiror; provided, however, that Acquiror may, without the prior consent of Company, issue or cause the publication of any press release or other public announcement to the extent required by applicable Legal Requirements or by the listing rules of NASDAQ.

Section 8.5                                   Reasonable Best Efforts; Cooperation.  Each of Acquiror and Company agrees to exercise good faith and use its reasonable best efforts to satisfy the various covenants and conditions to Closing in this Agreement, and to consummate the transactions contemplated hereby as promptly as possible.  Neither Acquiror nor Company will intentionally take or intentionally permit to be taken any action that would be a breach of the terms or provisions of this Agreement.  Between the date of this Agreement and the Closing Date, each of Acquiror and Company will, and will cause each Acquiror Subsidiary and Company Subsidiary, respectively, and all of their respective Affiliates and Representatives to, cooperate with respect to all filings that any party is required by Legal Requirements to make in connection with the Contemplated Transactions.

Section 8.6                                   General Severance Plan.  The parties hereto acknowledge that Acquiror, as the surviving entity, will make severance payments to certain current or former employees of either Acquiror or Company, pursuant to the general severance plan to be established as provided in Acquiror Schedule 8.6.

Section 8.7                                   Employee Benefits.

(a)                                  All individuals employed by Company or any of its Subsidiaries immediately prior to the Closing (“Covered Employees”) shall automatically become employees of Acquiror as of the Closing for the purposes of the Acquiror Benefit Plans. Following the Closing, Acquiror shall, or shall cause an Acquiror Subsidiary to, maintain employee benefit plans and compensation opportunities for the benefit of Covered Employees that provide employee benefits and compensation opportunities that, in the aggregate, are substantially similar to the employee benefits and compensation opportunities that are made available to similarly-situated employees of Acquiror under the Acquiror Benefit Plans; provided, however, that: (i) in no event shall any Covered Employee be eligible to participate in any closed or frozen Acquiror Benefit Plan; and (ii) until such time as Acquiror shall cause Covered Employees to participate in the Acquiror Benefit Plans, a Covered Employee’s continued participation in the Company Benefit Plans shall be deemed to satisfy the foregoing provisions of this sentence (it being understood that participation in the Acquiror Benefit Plans may commence at different times with respect to each Acquiror Benefit Plan). For purposes of this Agreement, “Acquiror Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA), employment, compensation, pension, retirement, supplemental retirement, profit sharing, deferred compensation, savings, stock option, stock purchase, stock ownership, stock appreciation right, phantom stock, equity compensation, consulting, bonus, incentive, medical, dental, vision, disability, flexible spending, workers’ compensation, vacation, paid time off, group insurance, severance and other similar plan, program, policy, agreement and arrangement, and each trust agreement related thereto, for which Acquiror or an Acquiror Subsidiary has or may have any liabilities, including by reason of Acquiror and any Person being treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code.

(b)                                 For all purposes (other than purposes of benefit accruals) under the Acquiror Benefit Plans providing benefits to the Covered Employees (the “New Plans”), each Covered Employee shall be credited with his or her years of service with Company and its Subsidiaries and their respective predecessors to the same extent as such Covered Employee was entitled to credit for such service under any applicable Company Benefit Plan in which such Covered Employee participated or was eligible to participate immediately prior to the Closing Date; provided, however, that the foregoing shall not apply to the extent that its application would result in a duplication of benefits with respect to the same period of service.

(c)                                  In addition, and without limiting the generality of the foregoing, as of the Closing Date, Acquiror shall, or shall cause an Acquiror Subsidiary to, use commercially reasonable efforts to provide that: (i) each Covered Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is similar in type to an applicable Company Benefit Plan in which such Covered Employee was participating immediately prior to the Closing Date (such Company Benefit Plans prior to the Closing Date collectively, the “Old Plans”); (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision or similar benefits to any Covered Employee, all pre-existing condition exclusions and actively-at-work requirements of such New Plan shall be waived for such Covered Employee and his or her covered dependents, unless such conditions would not have been waived under the Old Plan in which such Covered Employee, as applicable, participated or was eligible to participate immediately prior to the Closing Date; and (iii) any eligible expenses incurred by such Covered Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the Closing Date shall be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Covered Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(d)                                 Notwithstanding any provision of this Agreement to the contrary, the provisions of this Section 8.7 are solely for the benefit of the parties to this Agreement, and no provision of this Section 8.7 is intended to, or shall, constitute the establishing or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise, and no current or former employee of Company or any Company Subsidiary or any dependent or beneficiary thereof shall be regarded for any purpose as a third party beneficiary of this Agreement or shall have the right to enforce any of the provisions hereof, including in respect of continued employment.

Section 8.8                                   Trust Preferred Securities.  Upon the Effective Time, Acquiror shall assume the due and punctual performance and observance of the covenants to be performed by Company pursuant to the junior subordinated debentures (the “Trust Debentures”) issued by

Company to each of Barron Investment Capital Trust I, Central Bancshares Capital Trust II, Central Bancshares Capital Trust II, and CBI Capital Trust III, each a Delaware statutory trust, relating to the trust preferred securities issued by each such trust, and the due and punctual payment of the principal of and premium, if any, and interest on such trust preferred securities.  In connection therewith, Acquiror and Company shall execute and deliver any supplemental indentures or other documents, and the parties hereto shall provide any opinion of counsel to the trustee thereof, required to make such assumption effective.

Section 8.9                                   Foundation Donation.  Company agrees to make a donation of $950,000.00 to the MidWestOne Foundation, which will be payable at or prior to the Closing.  Acquiror shall, at or after the Effective Time, cause: (a) the number of directors of the MidWestOne Foundation to be set at six (6), consisting of three (3) Company Directors and three (3) Acquiror Directors; and (b) the articles of incorporation of the MidWestOne Foundation to be amended such that the purpose of the MidWestOne Foundation is to provide a pool of funds to be used to enhance community and cultural well-being within the trade areas in which the Surviving Corporation operates.

Section 8.10                            Company Benefit Plans.

(a)                                  Subject to Section 8.7(a), the parties acknowledge that they will use reasonable best efforts to determine, in collaboration with one another, prior to Closing those Company Benefit Plans, if any, that will continue in effect following the Closing. To the extent the parties determine that any Company Benefit Plan should be terminated prior to Closing, Company shall take, or shall cause a Company Subsidiary to take, all action necessary and appropriate (including the adoption of written board resolutions in form and substance reasonably satisfactory to Acquiror) to: (i) terminate each such Company Benefit Plan and (ii) timely provide any required notice to participants, beneficiaries, third party service providers or governmental authorities in connection with such Company Benefit Plan.

(b)                                 Following the review under Section 8.10(a), if the parties do not come to agreement with respect to any particular Company Benefit Plan, to the extent requested by Acquiror, effective no later than immediately prior to the Closing, Company shall take, or shall cause a Company Subsidiary to take, all action necessary and appropriate (including the adoption of written board resolutions in form and substance reasonably satisfactory to Acquiror) to: (i) terminate such Company Benefit Plan and (ii) timely provide any required notice to participants, beneficiaries, third party service providers or governmental authorities in connection with such Company Benefit Plan.

(c)                                  Notwithstanding Section 8.10(a), Acquiror acknowledges and agrees that (i) all Company and Company Bank supplemental retirement plans set forth in Company Schedule 8.10 will be assumed by Acquiror as of the Closing Date and (ii) Acquiror will not terminate or amend such supplemental retirement plans prior to January 1, 2016.

Section 8.11                            Tax Returns.

(a)                                  Company’s shareholders shall prepare (or cause to be prepared for Company and Company Bank) all Tax Returns due for Company and Company Bank for the

period up to and including the day prior to the Closing Date (which may be a short period return) and for all periods ending at and including, or before, the day prior to the Closing Date (collectively, “Effective Time Tax Returns”).  Company’s shareholders shall timely pay (or cause to be paid) all taxes relating to Effective Time Tax Returns.

(b)                                 Acquiror shall timely prepare and file (or cause to be prepared and filed) all Tax Returns required by law for all taxes arising in the operation of the business of Company and Company Bank for periods beginning on or after the Closing Date (“Post Effective Time Tax Returns”).  Buyer shall timely pay (or cause to be paid) all taxes relating to Post Effective Time Tax Returns.

(c)                                  After the Closing Date, Acquiror and Company’s shareholders shall cooperate in the preparation of all Tax Returns and shall provide, or cause to be provided, to the requesting party any records or other information requested by such party in connection therewith as well as access to, and the cooperation of, the auditors of Acquiror.  Company’s shareholders, on the one hand, and Acquiror, on the other hand, shall give prompt notice to each other as provided in this Agreement of any proposed adjustment to taxes for periods ending at and including, or before, the day prior to the Closing Date (or beginning at and ending after the Closing Date).  Promptly upon receipt by either party of any notification or indication (whether written or oral) from the Internal Revenue Service that it intends to investigate or audit any Effective Time Tax Return, the party receiving such information shall notify the other party and convey such information to the other party in writing.  Each party shall cooperate with the other in connection with any tax investigation, audit, or other proceeding.  A party shall be reimbursed for reasonable out-of-pocket expenses incurred in taking any action requested by the other party under this Section 8.11.

ARTICLE 9
CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIROR

The obligations of Acquiror to consummate the Contemplated Transactions and to take the other actions required to be taken by Acquiror at the Closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Acquiror, in whole or in part):

Section 9.1                                   Accuracy of Representations and Warranties.  All of the representations and warranties of Company set forth in this Agreement shall have been true and correct in all material respects of the date of this Agreement and shall be true and correct in all material respects on the Closing Date (or such other date(s) as specified, to the extent any representation or warranty speaks as of a specific date) with the same effect as though all such representations and warranties had been made on and as of such date; provided, however, that each of the representations and warranties in this Agreement that contains an express materiality qualification, shall have been true and accurate in all respects as of the date of this Agreement, and shall be true and accurate in all respects on the Closing Date (or such other date as specified) as if then made.

Section 9.2                                   Company’s Performance.  Company shall have performed or complied in all material respects with all of the covenants and obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date; provided, however, that to the extent performance and compliance with such covenants and obligations are subject in this Agreement to a standard of materiality, Company shall have performed and complied in all respects with such covenants and obligations.

Section 9.3                                   Shareholder Performance.  Company’s shareholders and affiliates subject to the Shareholder Agreement shall have performed or complied in all material respects with all of the covenants and obligations to be performed or complied with by such shareholders and affiliates under the terms of the Shareholder Agreement on or prior to the Closing Date; provided, however, that to the extent performance and compliance with such covenants and obligations are subject in the Shareholder Agreement to a standard of materiality, such shareholders and affiliates shall have performed and complied in all respects with such covenants and obligations.

Section 9.4                                   Documents Satisfactory.  All proceedings, corporate or other, to be taken by Company in connection with the Contemplated Transactions, and all documents incident thereto, shall be reasonably satisfactory in form and substance to counsel for Acquiror.

Section 9.5                                   Corporate Approval.  This Agreement and the Contemplated Transactions shall have been duly and validly approved as necessary under applicable Legal Requirements by the shareholders of Acquiror and Company.

Section 9.6                                   No Proceedings.  Since the date of this Agreement, there must not have been commenced or Threatened against Company or any Company Subsidiary any Proceeding:  (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions; or (b) that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Contemplated Transactions, in either case that would have a Material Adverse Effect on Company on a consolidated basis or on Acquiror’s rights under this Agreement.

Section 9.7                                   Absence of Material Adverse Changes.  From the date hereof to the Closing, there shall be no event or occurrence that has had or would be reasonably likely to have a Material Adverse Effect on Company on a consolidated basis.

Section 9.8                                   Consents and Approvals.  Any consents or approvals required to be secured by either party by the terms of this Agreement shall have been obtained and shall be reasonably satisfactory to Acquiror, and all applicable waiting periods shall have expired, except to the extent that the failure to obtain any such consents or approvals would not have a Material Adverse Effect on Company on a consolidated basis or on Acquiror’s rights under this Agreement.

Section 9.9                                   No Prohibition.  Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), contravene, or conflict with or result in a violation of:  (a) any applicable Legal Requirement or Order; or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Regulatory Authority.

Section 9.10                            Fairness Opinion.  As of the date of this Agreement and prior to distribution of the Acquiror Proxy Statement to the shareholders of Acquiror, Acquiror shall have received an opinion from Sandler O’Neill & Partners, L.P. to the effect that the consideration to be paid to Company’s shareholders in connection with the Merger is fair, from a financial point of view, to Acquiror and the same shall not have been withdrawn prior to the Closing.

Section 9.11                            Tax Opinion.  Acquiror shall have received a written opinion of McGladrey LLP, in form and substance reasonably satisfactory to Acquiror and Company, dated as of the Closing Date, substantially to the effect that the Merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that each of Acquiror and Company will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Section 9.12                            NASDAQ Listing.  The shares of Acquiror Common Stock to be issued in connection with the Merger shall have been approved for listing on the NASDAQ Global Select Market.

Section 9.13                            Adjusted Shareholders’ Equity.  Company’s Adjusted Shareholders’ Equity shall not be less than $70,000,000.

Section 9.14                            Receipt of Financing.  Acquiror shall have received financing, comprised of debt or equity components, or any combination thereof, in an amount sufficient to fund the Merger Consideration and perform Acquiror’s other obligations hereunder and under any of the other documents executed in connection herewith.

ARTICLE 10
CONDITIONS PRECEDENT TO THE OBLIGATIONS OF COMPANY

Company’s obligation to consummate the Contemplated Transactions and to take the other actions required to be taken by Company at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Company, in whole or in part):

Section 10.1                            Accuracy of Representations and Warranties.  All of the representations and warranties of Acquiror set forth in this Agreement shall have been true and correct in all material respects of the date of this Agreement and shall be true and correct in all material respects on the Closing Date (or such other date(s) as specified, to the extent any representation or warranty speaks as of a specific date) with the same effect as though all such representations and warranties had been made on and as of such date; provided, however, that each of the representations and warranties in this Agreement that contains an express materiality qualification, shall have been true and accurate in all respects as of the date of this Agreement, and shall be true and accurate in all respects on the Closing Date (or such other date as specified) as if then made.

Section 10.2                            Acquiror’s Performance.  Acquiror shall have performed or complied in all material respects with all of the covenants and obligations to be performed or complied with by it under the terms of this Agreement and the Shareholder Agreement on or prior to the Closing Date; provided, however, that to the extent performance and compliance with such covenants and obligations are subject in this Agreement or the Shareholder Agreement, as applicable, to a standard of materiality, Acquiror shall have performed and complied in all respects with such covenants and obligations.

Section 10.3                            Documents Satisfactory.  All proceedings, corporate or other, to be taken by Acquiror in connection with the Contemplated Transactions, and all documents incident thereto, shall be reasonably satisfactory in form and substance to counsel for Company.

Section 10.4                            Corporate Approval.  This Agreement and the Contemplated Transactions shall have been duly and validly approved as necessary under applicable Legal Requirements by the shareholders of Acquiror and the shareholders of Company.

Section 10.5                            No Proceedings.  Since the date of this Agreement, there must not have been commenced or Threatened against Acquiror or any Acquiror Subsidiary any Proceeding: (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions; or (b) that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Contemplated Transactions, in either case that would have a Material Adverse Effect on Acquiror on a consolidated basis or on Company’s rights under this Agreement.

Section 10.6                            Absence of Material Adverse Changes.  From the date hereof to the Closing, there shall be no event or occurrence that has had or would be reasonably likely to have a Material Adverse Effect on Acquiror on a consolidated basis.

Section 10.7                            Consents and Approvals.  Any consents or approvals required to be secured by either party by the terms of this Agreement shall have been obtained and shall be reasonably satisfactory to Company, and all applicable waiting periods shall have expired, except to the extent that the failure to obtain any such consents or approvals would not have a Material Adverse Effect on Acquiror on a consolidated basis or on Company’s rights under this Agreement.

Section 10.8                            No Prohibitions.  Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), contravene, or conflict with or result in a violation of:  (a) any applicable Legal Requirement or Order; or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Regulatory Authority.

Section 10.9                            Tax Opinion.  Company shall have received a written opinion of McGladrey LLP, in form and substance reasonably satisfactory to Acquiror and Company, dated as of the Closing Date, substantially to the effect that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and that each of Acquiror and Company will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Section 10.10                     NASDAQ Listing.  The shares of Acquiror Common Stock to be issued in connection with the Merger, shall have been approved for listing on the Nasdaq Global Select Market.

ARTICLE 11
TERMINATION

Section 11.1                            Termination of Agreement.  This Agreement may be terminated only as set forth below:

(a)                                  by mutual consent of the boards of directors of Acquiror and Company, each evidenced by appropriate written resolutions;

(b)                                 by Acquiror if:  (i) any of the conditions in Article 9 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Acquiror to comply with its obligations under this Agreement or the Shareholder Agreement); and (ii) Acquiror has not waived such condition on or before the Closing Date;

(c)                                  by Company if:  (i) any of the conditions in Article 10 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Company or any of its Affiliates to comply with their respective obligations under this Agreement or the Shareholder Agreement); and (ii) Company has not waived such condition on or before the Closing Date;

(d)                                 by Acquiror in accordance with the provisions of Sections 6.13 and 6.14 or by Acquiror or Company in accordance with the provisions of Section 6.15(b);

(e)                                  by Acquiror or Company, by giving written notice of such termination to the other party, if:  (i) the Federal Reserve, the Iowa Division, the Minnesota Department or any other Regulatory Authority the approval of which is required for consummation of the Contemplated Transactions has denied approval of any of the Contemplated Transactions and such denial has become final and nonappealable; or (ii) any application, filing or notice for a regulatory approval has been withdrawn at the request or recommendation of the applicable Regulatory Authority; provided, however, that the right to terminate this Agreement under this Section 11.1(e) shall not be available to a party whose failure (or the failure of any of its Affiliates) to fulfill any of its obligations (excluding warranties and representations) under this Agreement or the Shareholder Agreement has been the cause of or resulted in the occurrence of any event described in clauses (i) and (ii) above; and

(f)                                    by Company, at any time during the ten (10) Business Day period commencing on the Determination Date, if and only if both of the following conditions are satisfied:

(i)                                     the Acquiror Market Value on the Determination Date is less than $19.10 per share; and

(ii)                                  (A) the number obtained by dividing (1) the Acquiror Market Value on the Determination Date, by (2) $23.87, is less than (B) the number obtained by subtracting 0.20 from the number obtained by dividing (x) the Final Index Price, by (y) the Initial Index Price;

provided, however, that if Company elects to exercise its termination right pursuant to this Section 11.1(f), it shall give written notice to Acquiror.  Within five (5) Business Days following receipt of such notice, Acquiror may, at its sole option (the “Fill Option”), offer to increase the cash portion of the Merger Consideration by either the First Trigger Fill or the Second Trigger Fill, in each case subject to adjustment pursuant to Section 3.3(b).  If Acquiror elects to exercise its Fill Option pursuant to this Section 11.1(f), it shall give prompt written notice to Company of such election and any references to “Merger Consideration” in this Agreement shall thereafter be deemed to refer to the Merger Consideration as adjusted pursuant to this Section 11.1(f).

If Acquiror or any company belonging to the Index declares or effects a stock dividend, reclassification, recapitalization, split-up, combination, exchange of shares or similar transaction between the date of this Agreement and the Determination Date, the prices for the common stock of such company shall be appropriately adjusted for the purposes of applying this Section 11.1(f).

(g)                                 by either party if the Effective Time shall not have occurred at or before 11:59 p.m. on the Termination Date; provided, however, that: (i) the Termination Date may be extended one or more times, but not to a date later than June 30, 2015, by either party on or before the then-current Termination Date, if the only condition to the Closing set forth in Article 9 and Article 10 that has not been satisfied as of the tenth (10th) day prior to the then-current Termination Date (other than any condition which by its nature can only be satisfied at the Closing) is the receipt of any approval or consent of any of the Federal Reserve, the Iowa Division, the Minnesota Department or any other Regulatory Authority which is required for consummation of the Contemplated Transactions, or the expiration of the applicable waiting periods relating thereto, and no such approval or consent has been denied or, if it has been denied, such denial has not become final and nonappealable, and none of the Federal Reserve, the Iowa Division, the Minnesota Department or any other Regulatory Authority of competent jurisdiction shall have issued a final nonappealable order permanently enjoining or otherwise prohibiting or making illegal the Contemplated Transactions; and (y) the right to terminate this Agreement under this Section 11.1(g) shall not be available to a party whose failure (or the failure of any of its Affiliates) to fulfill any of its obligations (excluding warranties and representations) under this Agreement or the Shareholder Agreement has been the cause of or resulted in the failure to obtain any approval or consent of any Regulatory Authority required for consummation of the Contemplated Transactions, or the expiration of the applicable waiting periods relating thereto, prior to the then-current Termination Date.

Section 11.2                            Effect of Termination or Abandonment.  In the event of the termination of this Agreement and the abandonment of the Merger pursuant to Section 11.1:

(a)                                  The provisions contained in Section 12.4 shall survive.

(b)                                 The termination of this Agreement pursuant to Section 11.1 shall not release any party hereto from any liability or obligation to the other party hereto arising from (i) an intentional breach of any provision of this Agreement occurring prior to the termination hereof; or (ii) the failure of timely satisfaction of conditions precedent to the obligations of a party to the extent that such failure of timely satisfaction is attributable to the actions or inactions of such party.

ARTICLE 12
MISCELLANEOUS

Section 12.1                            Governing Law.  All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Iowa applicable to Contracts made and wholly to be performed in such state without regard to conflicts of laws.

Section 12.2                            Assignments, Successors and No Third Party Rights.  Neither party to this Agreement may assign any of its rights under this Agreement without the prior written consent of the other party.  Subject to the preceding sentence, this Agreement and every representation, warranty, covenant, agreement and provision hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, other than Section 7.7, which is intended to be for the benefit of the individuals covered thereby.

Section 12.3                            Waiver.  Except as provided in Article 11, the rights and remedies of the parties to this Agreement are cumulative and not alternative.  Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law:  (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

Section 12.4                            Confidentiality.  Between the date of this Agreement and the Closing Date, each of Acquiror and Company will maintain in confidence, and will cause each of its respective Representatives to maintain in confidence, and not use to the detriment of the other or its Subsidiaries any written, oral, or other information obtained in confidence from the other of any of its Subsidiaries in connection with this Agreement or the Contemplated Transactions, unless:  (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party; (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions; or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with any legal proceedings.  If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

Section 12.5                            Notices.  All notices, consents, waivers and other communications under this Agreement must be in writing (which shall include facsimile communication and electronic mail) and will be deemed to have been duly given if delivered by hand or by nationally recognized overnight delivery service (receipt requested), mailed by registered or certified U.S. mail (return receipt requested) postage prepaid or telecopied or sent by electronic mail if confirmed immediately thereafter by also mailing a copy of any notice, report or other communication by mail as required in this Section 12.5:

If to Acquiror, to:

MidWestOne Financial Group, Inc.

102 S. Clinton St.

Iowa City, IA 52240

Attention: Charles N. Funk

Telephone:                                                      (319) 356-5800

Facsimile:                                                              (319) 356-5849

Electronic mail:                                  cfunk@midwestone.com

with copies to:

Barack Ferrazzano Kirschbaum & Nagelberg, LLP

200 W. Madison St., Suite 3900

Chicago, IL 60606

Attention: Robert M. Fleetwood

Telephone:                                                      (312) 629-7329

Facsimile:                                                              (312) 984-3150

Electronic mail:                                  robert.fleetwood@bfkn.com

If to Company, to:

Kurt R. Weise

c/o Central Bank

945 Winnetka Ave N., Suite 145

Golden Valley MN 55427

with copies to:

Karen L. Grandstrand

Fredrikson & Byron, P.A.

200 South Sixth Street, Suite 4000

Minneapolis, MN 55402

Telephone:                                                      (612) 492-7153

Facsimile:                                                              (612) 492-7077

Electronic mail:                                  kgrandstrand@fredlaw.com

or to such other Person or place as Company shall furnish to Acquiror or Acquiror shall furnish to Company in writing.  Except as otherwise provided herein, all such notices, consents, waivers and other communications shall be effective:  (a) if delivered by hand, when delivered; (b) if mailed in the manner provided in this Section, five (5) Business Days after deposit with the United States Postal Service; (c) if delivered by overnight express delivery service, on the next Business Day after deposit with such service; and (d) if by facsimile or electronic mail, on the next Business Day, if also confirmed by mail in the manner provided in this Section 12.5.

Section 12.6                            Entire Agreement.  This Agreement, the Schedules and any documents executed by the parties pursuant to this Agreement and referred to herein, and the Confidentiality Agreement, constitute the entire understanding and agreement of the parties hereto and supersede all other prior agreements and understandings, written or oral, relating to such subject matter between the parties.

Section 12.7                            Modification.  This Agreement may not be amended except by a written agreement signed by each of Company and Acquiror.  Without limiting the foregoing, Company and Acquiror may by written agreement signed by each of them:  (a) extend the time for the performance of any of the obligations or other acts of the parties hereto; (b) waive any inaccuracies in the representations or warranties contained in this Agreement or in any document delivered pursuant to this Agreement; and (c) waive compliance with or modify, amend or supplement any of the conditions, covenants, agreements, representations or warranties contained in this Agreement or waive or modify performance of any of the obligations of any of the parties hereto, which are for the benefit of the waiving party; provided, however, that no such modification, amendment or supplement agreed to after authorization of this Agreement by the shareholders of Acquiror and Company shall affect the rights of Acquiror’s or Company’s shareholders, respectively, in any manner which is materially adverse to such Persons.

Section 12.8                            Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement unless the consummation of the Contemplated Transactions is adversely affected thereby.

Section 12.9                            Further Assurances.  The parties agree:  (a) to furnish upon request to each other such further information; (b) to execute and deliver to each other such other documents; and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

Section 12.10                     Survival.  Except for covenants that are expressly to be performed after the Closing, the representations, warranties and covenants contained herein shall not survive beyond the Closing.

Section 12.11                     Counterparts.  This Agreement and any amendments thereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  This Agreement may be executed and accepted by facsimile or portable data file (PDF) signature and such signature shall be of the same force and effect as an original signature.

Section 12.12                     Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached or threatened to be breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches, or threatened breaches, of this Agreement and to enforce specifically the terms and provisions hereof, without the need to post bond or other security, in addition to any other remedy to which they are entitled at law or in equity.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first written above.

MIDWESTONE FINANCIAL GROUP, INC.

By:	/s/ Charles N. Funk
Charles N. Funk
President & Chief Executive Officer

CENTRAL BANCSHARES, INC.

By:	/s/ Kurt R. Weise
Kurt R. Weise
President

[Signature Page to Agreement and Plan of Merger]

Exhibit G

(Form of Shareholder Agreement)

SHAREHOLDER AGREEMENT

THIS SHAREHOLDER AGREEMENT (this “Agreement”) is entered into as of November 20, 2014, by and among MIDWESTONE FINANCIAL GROUP, INC., an Iowa corporation (“Acquiror”), Riverbank Insurance Center, Inc., a Wisconsin corporation (“Insurance Agency Shareholder”), CBS, LLC, a Minnesota limited liability company (“Trust Preferred Security Holder”), the undersigned holder (“Shareholder”) of all outstanding shares of the common stock, $1.00 par value per share (“Company Common Stock”), of Central Bancshares, Inc., a Minnesota corporation (“Company”), and John M. Morrison, an individual (“Individual”).

RECITALS

A.                                    Concurrently with the execution hereof, Acquiror and Company will enter into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Company shall merge with and into Acquiror, with Acquiror being the surviving corporation.

B.                                    Upon the effective time of the Merger (the “Effective Time”) and as a result thereof, Shareholder is expected to acquire 2,723,083 shares (as such number of shares may be adjusted pursuant to the Merger Agreement, the “Original Shares”) of Acquiror’s common stock, $1.00 par value per share (the “Acquiror Common Stock”).

C.                                    Each of Company, Shareholder, Insurance Agency Shareholder and Trust Preferred Security Holder are affiliated with, and under the control of, Individual.

D.                                    To induce Acquiror to enter into the Merger Agreement and complete the transactions contemplated thereby, each of Shareholder, Insurance Agency Holder, Trust Preferred Security Holder and Individual is willing to enter into this Agreement and be bound by its terms, and the parties hereto have agreed that it is in their mutual interests to enter into this Agreement.

AGREEMENTS

In consideration of the foregoing premises, which are incorporated herein by this reference, and the covenants and agreements of the parties herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.                                          Definitions.  All terms that are capitalized and used herein (and are not otherwise specifically defined herein) shall be used in this Agreement as defined in the Merger Agreement.

Section 2.                                          Representations and Warranties.  Each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual represents and warrants for itself or himself to Acquiror that:

(a)                      it or he has full power and authority to enter into and perform its or his obligations under this Agreement, and the execution and delivery of this Agreement by it or him has been duly authorized by all necessary action, and this Agreement constitutes a valid and binding obligation of it or him;

(b)                     Shareholder has good and marketable title to all outstanding shares of the Company Common Stock, free and clear of all liens, encumbrances, and claims whatsoever, and,

upon the Effective time, will have good and marketable title to all Original Shares, free and clear of all liens, encumbrances, and claims whatsoever;

(c)                      Insurance Agency Shareholder has good and marketable title to 750 Class A units (the “Central Insurance Units”), of Central Insurance Agency, LLC (“Central Insurance”), free and clear of all liens, encumbrances, and claims whatsoever, which such units represent, and will represent at the time of the sale of such units as contemplated by Section 5 hereof, all of the issued and outstanding Class A units of Central Insurance and at least seventy-five percent (75%) of the issued and outstanding voting units of Central Insurance;

(d)                     Trust Preferred Security Holder has good and marketable title to 3,000 of the preferred securities of CBI Capital Trust III (the “Trust Preferred Securities”), free and clear of all liens, encumbrances, and claims whatsoever, which such securities represent, and will represent at the time of the sale of such securities as contemplated by Section 4 hereof, all of the issued and outstanding preferred securities of CBI Capital Trust III;

(e)                      Individual has good and marketable title to all outstanding shares of the capital stock of Insurance Agency Shareholder and all of the outstanding units of Trust Preferred Security Holder, each free and clear of all liens, encumbrances, and claims whatsoever;

(f)                        it or he has beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of no shares of Acquiror Common Stock;

(g)                     none of the execution and delivery of this Agreement by Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Invididual, or compliance by Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Individual with any of the provisions hereof, will conflict with or result in a breach of, or constitute a default (with or without notice of lapse of time or both) under, any provision of a note, bond, mortgage, indenture, lease or other agreement, instrument or law applicable to Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Individual; and

(h)                     no consent, approval or authorization of, or designation, declaration or filing with, any governmental entity or other Person is required in connection with the valid execution and delivery of this Agreement, and no consent of Individual’s spouse is necessary under any “community property” or other laws in order for Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Individual to enter into and perform their respective obligations under this Agreement.

Section 3.                                          Approval of Merger.  Promptly, and in no event later than five (5) days, following the date of this Agreement, Shareholder shall: (a) take all lawful action necessary to approve, by written consent (the “Written Consent”), the Merger Agreement and the transactions contemplated thereby; and (b) deliver such Written Consent to Company.  Following the delivery of the Written Consent to Company, Shareholder hereby agrees that it shall not withdraw, amend, modify or in any other way change or negate its approval granted pursuant to the Written Consent.  Shareholder further agrees that it shall not, with respect to the Merger Agreement and the transactions contemplated thereby, exercise or seek to exercise any dissenter’s rights to which it may be entitled pursuant to Sections 302A.471 and 302A.473 of the MBCA or any other appraisal, dissenters’ or similar rights to which it may be entitled under law.

Section 4.                                          Trust Preferred Securities.

(a)                      Acquiror shall purchase and Trust Preferred Security Holder shall sell the Trust Preferred Securities, which such Trust Preferred Securities shall represent the entirety of the interest of Trust Preferred Security Holder, Shareholder, Insurance Agency Shareholder and Individual, and any of their respective Affiliates, in CBI Capital Trust III, for aggregate consideration equal to the liquidation amount of such securities plus accumulated and unpaid distributions on such securities through the date of purchase no later than the second (2nd) anniversary of the Effective Time, or, if earlier, promptly upon the occurrence of either of the following events:

(i)                         the consummation of any Qualified Equity Offering (as defined below) or similar offering of debt securities by Acquiror in a capital-raising transaction; or

(ii)                      the death of Individual.

(b)                     From the Effective Time until such time as Acquiror has purchased the Trust Preferred Securities in accordance with Section 4(a), Acquiror shall pay Trust Preferred Security Holder, concurrently with any regular quarterly distribution paid on the Trust Preferred Securities, a quarterly premium, as set forth on Exhibit A attached hereto; provided, however, that the amount of any premium due pursuant to Exhibit A shall be adjusted equitably to account for any prior redemption (in whole or in part) of the Trust Preferred Securities.

Section 5.                                          Sale of Insurance Units.  At or prior to the Closing of the Merger, Individual shall sell and Acquiror shall purchase the Central Insurance Units, which such units shall represent the entirety of Individual’s ownership interest in Central Insurance Agency and seventy-five percent (75%) of the issued and outstanding units of Central Insurance Agency, for aggregate consideration of $2,600,000.  Any further agreement or understanding between Acquiror and Individual governing the sale of the Central Insurance Units (and any amendments thereof) shall contain such terms and conditions as are customary in similar arm’s-length transactions.

Section 6.                                          Regulatory Approvals.  Shareholder shall use its reasonable best efforts to make or cause to be made, within thirty (30) days after the date of this Agreement, all appropriate filings with Regulatory Authorities for approval of the disposition of its shares of Company Common Stock and acquisition of shares of Acquiror Common Stock pursuant to the Merger Agreement, including the preparation of an application or any amendment thereto or any other required statements or documents filed or to be filed by any party with:  (a) the Federal Reserve pursuant to the BHCA; (b) the Iowa Division pursuant to the Iowa Statutes; and (c) any other Person or Regulatory Authority pursuant to any applicable Legal Requirement.  Shareholder shall pursue in good faith the regulatory approvals referenced in the preceding sentence. In advance of any filing made under this Section 6, Acquiror and its counsel shall be provided with the opportunity to comment thereon, and Shareholder agrees promptly to advise Acquiror and its counsel of any material communication received by it or its counsel from any Regulatory Authorities with respect to such filings, and to provide copies of any such written communication to Acquiror and its counsel.

Section 7.                                          Certain Prohibited Actions.

(a)                      Unless approved in advance in writing by the board of directors of Acquiror (the “Board”), each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual agrees that neither it or he nor any of its or his Representatives acting on behalf of or in concert with it or him (or any of its or his Representatives) will, until the Expiration Date, directly or indirectly:

(i)                         make any proposal to the Board, any of Acquiror’s Representatives or any of Acquiror’s shareholders regarding, or make any public announcement, proposal or offer (including any “solicitation” of “proxies” as such terms are defined or used in Regulation 14A of the Exchange Act with respect to, or otherwise solicit, seek or offer to effect (including, for the avoidance of doubt, indirectly by means of communication with the press or media):  (A) any business combination, merger, tender offer, exchange offer or similar transaction involving Acquiror or any of its Subsidiaries; (B) any restructuring, recapitalization, liquidation or similar transaction involving Acquiror or any of its Subsidiaries; (C) any acquisition of any of Acquiror’s loans, debt securities, equity securities or assets, or rights or options to acquire interests in any of Acquiror’s loans, debt securities, equity securities or assets; (D) except with respect to the representation described in the Merger Agreement, any proposal to seek representation on the Board or otherwise seek to control or influence the management, board of directors or policies of any of Acquiror or its Subsidiaries; (E) any request or proposal to waive, terminate or amend the provisions of this Agreement; or (F) any proposal, arrangement or other statement that is inconsistent with the terms of this Agreement, including this Section 7;

(ii)                      instigate, encourage or assist any third party (including forming a “group,” as defined under the Exchange Act (a “Group”), with any such third party) to do, or enter into any discussions or agreements with any third party with respect to, any of the actions set forth in this Section 7;

(iii)                   take any action which would reasonably be expected to require Acquiror or any of its Affiliates or Representatives to make a public announcement regarding any of the actions set forth in this Section 7; or

(iv)                  acquire (or propose or agree to acquire), of record or beneficially, by purchase or otherwise, any loans, debt securities, equity securities or assets of Acquiror or any of its Subsidiaries, or rights or options to acquire interests in any of Acquiror’s loans, debt securities, equity securities or assets.

(b)                     Notwithstanding the foregoing provisions of this Section 7, the restrictions set forth in this Section 7 shall (i) terminate and be of no further force and effect if Acquiror enters into a definitive agreement with respect to, or publicly announces that it plans to enter into, a transaction involving all or a controlling portion of Acquiror’s equity securities or all or substantially all of Acquiror’s assets (whether by merger, consolidation, business combination, tender or exchange offer, recapitalization, restructuring, sale, equity issuance or otherwise); and (ii) not prohibit Individual from taking any actions in his capacity as a director of Acquiror that he concludes, upon advice of counsel, are necessary to comply with his fiduciary duties to Acquiror.

Section 8.                                          Acquisition of Additional Acquiror Common Stock and Voting of Shares.

(a)                      From the date of this Agreement through the Expiration Date, and without the prior approval of Acquiror, each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual covenants and agrees not to, and shall cause its or his Affiliates not to, directly or indirectly, alone or in concert with any other Affiliate, Group or other Person acquire, offer or propose to acquire or agree to acquire, directly or indirectly, the beneficial ownership of, or the right to vote, any voting securities of Acquiror in addition to the Original Shares.

(b)                     For purposes of this Section 8, the following shall not be deemed acquisitions of beneficial ownership of Acquiror Common Stock in violation of the provisions of Section 8(a):

(i)                         any acquisition approved in advance by, or caused by the action of, the

Board;

(ii)                      any increase in percentage ownership of Acquiror Common Stock due to a redemption or repurchase by Acquiror of any of outstanding Acquiror Common Stock; or

(iii)                   acquisitions permitted by this Agreement.

(c)                      Each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual agrees to cause its or his shares of Acquiror Common Stock to be represented either in person or by proxy at all meetings of Acquiror’s shareholders indicated below so that all shares may be counted for purposes of determining the presence of a quorum at such meetings and to vote the shares of Acquiror Common Stock beneficially owned by it or him, and to cause any holder of record of shares of Acquiror Common Stock under its or his control, to vote, either in person or by proxy, or execute a written consent or consents if any class of shareholders of Acquiror is requested to vote their shares of Acquiror Common Stock through the execution of an action by written consent in lieu of any such annual or special meetings of such class of shareholders of Acquiror:

(i)                         through Acquiror’s 2018 annual meeting of shareholders, in favor of all of the nominees to the Board as approved by the Board; provided, however, that the nominees to the Board shall include those Persons required to be appointed to the Board pursuant the Merger Agreement;

(ii)                      through Acquiror’s 2017 annual meeting of shareholders, in favor of all proposals of the Board as approved by the Board; provided, however, that none of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Individual shall be obligated to vote in favor of any proposal if such proposal adversely affects its or his interests in particular (as distinct from the interests of the shareholders of Acquiror, as a whole); and

(iii)                   through Acquiror’s 2017 annual meeting of shareholders, against any shareholder proposal not approved by the Board or recommended by the Board for approval by Acquiror’s shareholders.

Section 9.                                          Preemptive Rights.

(a)                      Until the first to occur of the third (3rd) anniversary of the date of this Agreement and the date on which Shareholder and Individual beneficially own less than ten percent (10.0%) of the outstanding Acquiror Common Stock, if Acquiror at any time or from time to time makes a Qualified Equity Offering, Shareholder and Individual shall be afforded the opportunity to acquire securities from Acquiror in the Qualified Equity Offering, for the same price and on the same terms as such securities are proposed to be offered to others, in the aggregate up to the amount of New Stock required to enable it or him to maintain its or his Investor Percentage Interest.  Notwithstanding the foregoing, the preemptive rights granted pursuant to this Section 9 shall not apply with respect to any party, if, at the time of a Qualified Equity Offering, such party is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and such Qualified Equity Offering is otherwise being offered only to accredited investors.

(b)                     If Acquiror intends to make a Qualified Equity Offering that is an underwritten public offering (other than a Shelf Offering) or a private offering made to Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act) for resale pursuant to Rule 144A under the Securities Act, then no later than five (5) Business Days after the initial filing of a registration statement with the SEC with respect to such underwritten public offering or the commencement of marketing with respect to such Rule 144A offering, it shall give Shareholder and Individual written notice of its intention describing, to the extent then known, the anticipated amount of securities, range of prices, timing and other material terms of such offering.  Shareholder and Individual shall have ten (10) calendar days from the date of receipt of any such notice to notify Acquiror in writing that it or he intends to exercise such preemptive purchase rights and as to the amount of New Stock it or he desires to purchase, up to the maximum amount calculated pursuant to Section 9(a) (the “Designated Stock”).  Such notice shall constitute a nonbinding indication of interest of Shareholder or Individual to purchase the Designated Stock so specified at the range of prices and other terms set forth in Acquiror’s notice.  The failure to respond during such ten (10) calendar day period shall constitute a waiver of preemptive rights in respect of such offering.

(c)                      If Acquiror proposes to make a Qualified Equity Offering that is: (i) a Shelf Offering; or (ii) not an underwritten public offering or Rule 144A offering (a “Private Placement”), Acquiror shall give Shareholder and Individual written notice of its intention, describing, to the extent then known, the anticipated amount of securities, price and other material terms upon which Acquiror proposes to offer the same.  Shareholder and Individual shall have ten (10) calendar days from the date of receipt of the notice required by the immediately preceding sentence to notify Acquiror in writing that it or he intends to exercise such preemptive purchase rights and as to the amount of Designated Stock it or he desires to purchase, up to the maximum amount calculated pursuant to Section 9(a).  Such notice shall constitute the binding agreement of Shareholder or Individual to purchase the amount of Designated Stock so specified (or a proportionately lesser amount if the amount of New Stock to be offered in such Shelf Offering or Private Placement is subsequently reduced) upon the price and other terms set forth in Acquiror’s notice.  The failure to respond during such ten (10) calendar day period shall constitute a waiver of the preemptive rights in respect of such offering.

(d)                     If Shareholder or Individual exercises its or his preemptive purchase rights provided in Section 9(b), Acquiror shall offer it or him, if such underwritten public offering or Rule 144A offering is consummated, the Designated Stock (as adjusted to reflect the actual size of such offering when priced) at the same price as the New Stock is offered to the underwriters or initial purchasers, as applicable, and shall provide written notice of such price to Shareholder or Individual as soon as practicable prior to such consummation.  Contemporaneously with the execution of any underwriting agreement or purchase agreement entered into between Acquiror and the underwriters or initial purchasers, respectively, of such underwritten public offering or Rule 144A offering, respectively, Shareholder or Individual shall enter into an instrument in form and substance reasonably satisfactory to Acquiror acknowledging such party’s binding obligations to purchase the Designated Stock to be acquired by it or him and containing representations, warranties and agreements of it or him that are customary in private placement transactions, and the failure to enter into such an instrument at or prior to such time shall constitute a waiver of preemptive rights in respect of such offering.  Any offers and sales pursuant to this Section 9 in the context of a registered public offering shall be also conditioned on reasonably acceptable representations and warranties of Shareholder or Individual regarding its or his status as the type of offeree to whom a private sale can be made concurrently with a registered offering in compliance with applicable securities laws.

(e)                      If Shareholder or Individual exercises its or his preemptive rights provided in Section 9(c), the closing of the purchase of the New Stock with respect to which such right has been exercised shall be conditioned on the consummation of the Shelf Offering or Private Placement giving rise to such preemptive purchase rights and shall take place simultaneously with the closing of the Shelf Offering or Private Placement or on such other date as Acquiror and Shareholder or Individual, as applicable, shall agree in writing; provided, that the actual amount of Designated Stock to be sold to Shareholder or Individual pursuant to the exercise of preemptive rights hereunder shall be reduced proportionately if the aggregate amount of New Stock sold in the Shelf Offering or Private Placement is reduced and, at the option of Shareholder or Individual, as applicable (to be exercised by delivery of written notice to Acquiror within five (5) Business Days of receipt of notice of such increase), shall be increased proportionately if such aggregate amount of New Stock sold in the Shelf Offering or Private Placement is increased.  In connection with the purchase of Designated Stock in conjunction with a Private Placement, Shareholder or Individual shall execute an instrument in form and substance reasonably satisfactory to Acquiror containing representations, warranties and agreements of such party that are customary for private placement transactions.  Contemporaneously with the execution of any underwriting agreement entered into between Acquiror and the underwriters of any Shelf Offering, Shareholder or Individual shall enter into an instrument in form and substance reasonably satisfactory to Acquiror acknowledging such party’s binding obligations to purchase the Designated Stock to be acquired by it or him and containing representations, warranties and agreements of it or him that are customary in private placement transactions, and the failure to enter into such an instrument at or prior to such time shall constitute a waiver of preemptive rights in respect of such offering.  Any offers and sales pursuant to this Section 9 in the context of a Shelf Offering shall be also conditioned on reasonably acceptable representations and warranties of Shareholder or Individual regarding its or his status as the type of offeree to whom a private sale can be made concurrently with a registered offering in compliance with applicable securities laws.

(f)                        Notwithstanding anything in this Agreement to the contrary, in the event that Shareholder’s or Individual’s participation in any Qualified Equity Offering pursuant to the terms of this Section 9 would require the approval of Acquiror’s shareholders pursuant to the applicable listing and corporate governance rules and regulations of NASDAQ or any other national securities exchange on which securities of Acquiror are listed, Shareholder or Individual may participate in such Qualified Equity Offering only on such terms and conditions as would obviate Acquiror’s obligation to obtain such shareholder approval, it being understood that such terms and conditions may differ from those pursuant to which other Persons participate in the applicable Qualified Equity Offering.

(g)                     Upon the expiration of the offering periods described above, Acquiror shall be entitled to sell such stock or securities which Shareholder or Individual have not elected to purchase during the ninety (90) days following such expiration at a price not less and on other terms and conditions not more favorable to the purchasers thereof than that offered to Shareholder and Individual.  Any stock or securities offered or sold by Acquiror after such ninety (90) day period must be reoffered to Shareholder and Individual pursuant to the terms of this Section 9.

(h)                     Neither Shareholder nor Individual shall have any rights to participate in the negotiation of the proposed terms of any Private Placement, underwritten public offering or Rule 144A offering.

(i)                         Acquiror, Shareholder and Individual shall cooperate in good faith to facilitate the exercise of the preemptive rights granted hereunder, including securing any required approvals or consents, in a manner that does not jeopardize the timing, marketing, pricing or execution of any offering of Acquiror’s securities.

(j)                         For the avoidance of doubt, nothing set forth in this Section 9 shall confer upon Shareholder or Individual the right to purchase any shares of any equity securities of Acquiror other than Acquiror Common Stock or other securities convertible into or exchangeable for shares of Acquiror Common Stock or which have voting rights or participation features with Acquiror Common Stock.

(k)                      Each of Shareholder and Individual acknowledges that any information pertaining to any Qualified Equity Offering of which it is notified pursuant to this Section 9, including the existence or mere contemplation of such Qualified Equity Offering, is confidential and the disclosure of such information could adversely impact the operations of Acquiror.  Accordingly, each of Shareholder and Individual agrees that it or he shall keep any such information confidential, and that the receipt of any such notice provided pursuant to this Section 9 shall constitute an enforceable agreement upon the recipient intended for Acquiror’s benefit that: (i) the information contained in such notice and other information regarding the applicable Qualified Equity Offering provided to such recipient by Acquiror or its Representatives, either orally or in writing, is proprietary to Acquiror; (ii) the recipient will maintain the confidentiality of such notice or other information regarding the applicable Qualified Equity Offering; (iii) the recipient will not reproduce or distribute such notice or other information regarding the applicable Qualified Equity Offering for any purpose other than to evaluate the exercise of the recipient’s rights pursuant to this Section 9; and (iv) the recipient will promptly return all copies of such notice any other information regarding the applicable Qualified Equity Offering to Acquiror upon request.

(l)                         For the purposes of this Section 9, the following terms shall have the following meanings:

(i)                         “Investor Percentage Interest” means the aggregate percentage beneficial ownership of a party of the outstanding shares of Acquiror Common Stock on the date of determination.

(ii)                      “New Stock” means Acquiror Common Stock, or securities convertible into or exchangeable for Acquiror Common Stock or which have voting rights or participation features with Acquiror Common Stock, in either case offered in a public or nonpublic offering by Acquiror.

(iii)                   “Qualified Equity Offering” means a public or nonpublic offering of New Stock solely for cash; provided, however, that none of the following offerings shall constitute a Qualified Equity Offering: (A)  any offering pursuant to any stock purchase plan, stock ownership plan, stock option or equity compensation plan or other similar plan where stock is being issued or offered to a trust, other entity or otherwise, to or for the benefit of any employees, potential employees, officers or directors of Acquiror; or (B) any offering made as consideration pursuant to an acquisition (whether structured as a merger or otherwise), a partnership or joint venture or strategic alliance or investment by Acquiror or similar noncapital raising transaction (but not an offering to raise capital to fund an acquisition).

(iv)                  “Shelf Offering” means a Qualified Equity Offering conducted pursuant to Rule 415 promulgated by the SEC pursuant to the Securities Act.

Section 10.                                   Additional Shares.  Each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual agrees that all shares of Acquiror Common Stock that it or he purchases, acquires the right to vote or otherwise acquires beneficial ownership after the Effective Time shall be subject to the terms of this Agreement.

Section 11.                                   Sale of Shares.

(a)                      Each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual agrees that, from the date of this Agreement through and including the first (1st) anniversary of the Effective Time (the “Lock-Up Period”), it or he will not, without the prior approval of Acquiror, sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or hedge, directly or indirectly, any shares of Aquiror Common Stock or securities convertible into, exchangeable or exercisable for any shares of Acquiror Common Stock or any other securities of Acquiror that are substantially similar to the Acquiror Common Stock, whether now owned or hereafter acquired or beneficially owned by Shareholder, Insurance Agency

Shareholder, Trust Preferred Security Holder or Individual or publicly announce an intention to do any of the foregoing.

(b)                     In the event that Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Individual (“Selling Shareholder”) shall at any time following the expiration of the Lock-Up Period, desire to sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or otherwise transfer any shares of Acquiror Common Stock (or any interest therein) in a privately negotiated transaction to a bona fide purchaser for value (“Offeror”), such Selling Shareholder may sell all or any portion of its or his shares of Acquiror Common Stock only provided that all of the following conditions are met:

(i)                         Selling Shareholder shall first obtain from Offeror a written offer (the “Offer”) setting forth the shares of Acquiror Common Stock to be purchased (the “Offered Shares”), the price per share, the proposed closing date of any sale and the other material terms of the purchase.  If the price includes noncash consideration, then the noncash consideration shall also be expressed in an amount equal to its cash equivalent value.  The Offer shall be signed by Offeror and shall state the name and address of Offeror.

(ii)                      Within ten (10) days after receipt of the Offer, Selling Shareholder shall give written notice (the “Offer Notice”) to Acquiror of said Selling Shareholder’s intent to sell the Offered Shares, and shall attach a copy of the Offer to each Offer Notice.  In the event there is a subsequent material modification of the Offer, Selling Shareholder shall send a new Offer Notice and the periods and options set forth below shall recommence in connection with such new Offer Notice.

(iii)                   For a period of thirty (30) days after the Offer Notice is delivered to Acquiror, Acquiror shall have the option to purchase all or any portion of the Offered Shares.  Such option shall be exercised, if at all, by written notice from Acquiror to Selling Shareholder.  Any sales to Acquiror pursuant to this Section 11(b) shall be made in accordance with the terms of the Offer and, to the extent not inconsistent with the Offer, in accordance with Section 11(b)(v).

(iv)                  If all of the Offered Shares are not purchased by Acquiror, then Selling Shareholder may, within sixty (60) days after the expiration of the purchase option rights of Acquiror, sell or transfer any Offered Shares not purchased by Acquiror to Offeror in accordance with the terms of the Offer. If Selling Shareholder fails to sell or transfer the remaining Offered Shares in accordance with the terms of the Offer and within the time frame set forth in this Section 11(b)(iv), then such Offered Shares shall again become subject to all the restrictions of this Section 11.

(v)                     In the event of the exercise of any purchase option right pursuant to this Section 11(b), the closing of such purchase shall take place as soon as reasonably practicable, but in no event more than thirty (30) days after the final exercise of that purchase option right by the due and proper giving of notice thereof.  At such closing, Acquiror shall pay the applicable price to Selling Shareholder in cash or other immediately available funds, and Selling Shareholder shall transfer, assign and convey the applicable shares of Acquiror Common Stock to Acquiror, free and clear of all liens, claims, charges, restrictions, pledges, security interests and other encumbrances and title defects, by delivery to Acquiror of an instrument in form and content reasonably satisfactory to Acquiror, together with such customary or related documents, including customary representations and warranties and other evidence of good title (such as, without limitation, UCC, judgment and tax lien searches or a sworn certificate of Selling Shareholder) as Acquiror may reasonably request.

(c)                      In the event that Selling Shareholder shall at any time following the expiration of the Lock-Up Period, desire to sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or otherwise transfer any shares of Acquiror Common Stock (or any interest therein) on a national securities exchange (or, if the Acquiror Common Stock is not listed on a national securities exchange, on an over-the-counter market), such Selling Shareholder may sell all or any portion of its or his shares of Acquiror Common Stock only provided that all of the following conditions are met:

(i)                         At least ten (10) days prior to selling any shares of Acquiror Common Stock on a national securities exchange or over-the-counter market, Selling Shareholder shall give written notice (the “Exchange Sale Notice”) to Acquiror setting forth the shares of Acquiror Common Stock that Selling Shareholder desires to sell on a national securities exchange or over-the-counter market (the “Exchange Sale Shares”), the proposed date of the contemplated sale (the “Proposed Exchange Sale Date”) and any other material terms of the proposed sale of the Exchange Sale Shares.

(ii)                      Following receipt of the Exchange Sale Notice and until 11:59 p.m., Central Time, on the day immediately preceding the Proposed Exchange Sale Date, Acquiror shall have the option to purchase all or a portion of the Exchange Sale Shares at a price, and upon such terms and conditions, as may be reasonably agreed upon by Acquiror and Selling Shareholder in good faith; provided, however, that in the event that Acquiror shall provide Selling Shareholder with a written offer to purchase, within five (5) days of such offer, for cash or other immediately available funds any or all Exchange Sale Shares at a price equal to or exceeding the greater of: (A) the closing price reported in the consolidated reporting system (or the last sale reported in the over-the-counter market, if Acquiror Common Stock is not listed on a national securities exchange) on the Business Day immediately preceding such offer; or (B) any limit price set forth in the applicable Exchange Sale Notice, Selling Shareholder shall accept such offer.  Acquiror’s option shall be exercised, if at all, by written notice from Acquiror to Selling Shareholder.

(iii)                   If all of the Exchange Sale Shares are not purchased by Acquiror, then Selling Shareholder may, for a period of five (5) Business Days beginning on the Proposed Exchange Sale Date, sell or transfer any Exchange Sale Shares not purchased by Acquiror in accordance with the terms set forth in the Exchange Sale Notice. If Selling Shareholder fails to sell or transfer the remaining Exchange Sale Shares in accordance with the terms of the Exchange Sale Notice and within the time frame set forth in this Section 11(c)(iii), then such Exchange Sale Shares shall again become subject to all the restrictions of this Section 11.

(iv)                  In the event of the exercise of any purchase option right pursuant to this Section 11(c), the closing of such purchase shall take place as soon as reasonably practicable, but in no event more than five (5) days after the final exercise of that purchase option right by the due and proper giving of notice thereof.  At such closing, Acquiror shall pay the applicable price to Selling Shareholder in cash or other immediately available funds, and Selling Shareholder shall transfer, assign and convey the applicable shares of Acquiror Common Stock to Acquiror, free and clear of all liens, claims, charges, restrictions, pledges, security interests and other encumbrances and title defects, by delivery to Acquiror of an instrument in form and content reasonably satisfactory to Acquiror, together with such customary or related documents, including customary representations and warranties and other evidence of good title (such as, without limitation, UCC, judgment and tax lien searches or a sworn certificate of Selling Shareholder) as Acquiror may reasonably request.

(d)                     Each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual agrees and consents to the entry of stop transfer instructions with Acquiror and its transfer agent and registrar against the transfer of any shares of Acquiror Common Stock acquired by Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Individual, except in compliance with the foregoing restrictions.  In furtherance of the foregoing, Acquiror is hereby authorized to decline to make or authorize any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

(e)                      Notwithstanding the foregoing, each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual may transfer shares of the Acquiror Common Stock: (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein (unless the donee or donees, in the aggregate with the trusts set forth below in (ii), own less than 10% of the Acquiror Common Stock, in which case such party does not need to agree to be bound in writing to the restrictions set forth herein); (ii) to any trust for the direct or indirect benefit of an immediate family member, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein (unless the trust or trusts, in the aggregate along with the donees above in (i), own less than 10% of the Acquiror Common Stock, in which case such party does not need to agree to be bound in writing to the restrictions set forth herein), and provided further that any such transfer shall not involve a disposition for value; (iii) to Acquiror in payment of the exercise price of stock options and/or applicable withholding taxes for such options (and the withholding of shares by Acquiror to satisfy withholding taxes shall not be deemed a transfer restricted by this Agreement) or (iv) after the 180th day following the Effective Time, pursuant to a registration under the Securities Act effected pursuant to Section 14 hereof in which case this Section 12 shall not apply.  For purposes of this Agreement, “immediate family member” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

(f)                        Each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual agrees that, if, at any time prior to the Effective Time, it or he sells or otherwise transfers any shares of Company Common Stock, the Central Insurance Units or the Trust Preferred Securities to any Person other than Acquiror, it or he will require as a condition to that sale that such Person become a party to this Agreement and such Person shall thereafter be treated under this Agreement the same as Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Individual, as applicable.

(g)                     Each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual agrees that, if, at any time after the Effective Time but prior to the Expiration Date, it or he sells or otherwise transfers any shares of Acquiror Common Stock to any single Person or Group that will beneficially own ten percent (10%) or more of the Acquiror Common Stock after such sale (in either case, a “Block Purchaser”), other than Acquiror, it or he will require as a condition to that sale that the Block Purchaser become a party to this Agreement and the Block Purchaser shall thereafter be treated under this Agreement the same as Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder or Individual, as applicable (except with respect to any obligations of Trust Preferred Security Holder pursuant to Section 4 hereof, which shall remain the obligation of Trust Preferred Security Holder and any obligations of Insurance Agency Shareholder pursuant to Section 5 hereof, which shall remain the obligation of Insurance Agency Holder.  Trust Preferred Security Holder further agrees that if, at any time after the Effective Time, it sells or otherwise transfers the Trust Preferred Securities to any Person other than Acquiror, it will require as a condition to that sale that such Person become a party to this Agreement and such Person shall thereafter be treated under this Agreement the same as Trust Preferred Security Holder.  Notwithstanding the foregoing, this Section 11(g) shall not apply to any sales of Acquiror Common Stock pursuant to a registration effected pursuant to Section 13 hereof.

Section 12.                                   Merger Closing Certificate.  At the Closing of the Merger, Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual shall deliver or cause to be delivered to Acquiror a certificate executed by Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual dated the Closing Date stating that:  (i) all of the representations and warranties of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and

Individual set forth in this Agreement are true and correct in all material respects on the Closing Date; and (ii) each and all of the covenants and agreements of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual to be performed or complied with at or prior to the Closing pursuant to this Agreement have been duly performed or complied with in all material respects by Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual.

Section 13.                                   Registration Rights.

(a)                      Following the 180th day after the Effective Time, upon the receipt of the written request of a Holder requesting that Acquiror effect the registration under Section 5 of the Securities Act of the offering of all or any portion of the Holder’s Registrable Securities satisfying the requirements of this Section 13(a) and specifying the intended method of disposition thereof and whether or not such requested registration is to be an underwritten public offering, Acquiror will use its best efforts to effect the registration under the Securities Act of the Registrable Securities which Acquiror has been so requested to register.  Registrations under this Section 13(a) shall be on such appropriate registration form of the SEC:  (i) as shall be selected by Acquiror; and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration.  Aquiror shall have no obligation to effect a registration under this Section 13(a) on behalf of the Holders of Registrable Securities electing to participate in such offering unless the expected gross proceeds from such offering exceed $10,000,000.  Acquiror will pay all Registration Expenses in connection with any registration requested pursuant to this Section 13(a).

(b)                     If Acquiror, following the 180th day after the Effective Time, (other than pursuant to Sections 13(a) or (c)), proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, Form S-8 or any similar successor forms) (a “Piggyback Registration”), each such time it will give prompt written notice to such effect to all Holders at least thirty (30) days prior to such filing.  Upon the written request of any Holder, received by Acquiror within twenty (20) days after the giving of any such notice by Acquiror, to register any of such Holder’s Registrable Securities, Acquiror will, subject to Section 13(g), cause all Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by Acquiror, all to the extent requisite to permit the sale or other disposition by the Holder of such Registrable Securities so registered.  Acquiror will pay all Registration Expenses in connection with any registration requested pursuant to this Section 13(b).  Notwithstanding the foregoing provisions:

(i)                         Acquiror may withdraw any registration statement referred to in this Section 13(b) without thereby incurring any liability to the Holders of Registrable Securities; and

(ii)                      if:  (A) a registration pursuant to this Section 13(b) involves an underwritten public offering of the securities so being registered, whether or not for sale for the account of Acquiror, to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction; and (B) the managing underwriter or underwriters of such underwritten public offering shall inform Acquiror and the Holders requesting such registration in writing that, in the opinion of such underwriter or underwriters, the number or dollar amount of securities requested to be included in such registration exceeds the number or dollar amount which can be sold in (or during the time of) such offering at a price reasonably acceptable to Acquiror (or, if such registration involves an offering of securities pursuant to a demand by such holders under rights of such holders similar to the rights granted to the Holders under Section 13(a), reasonably acceptable to the holders of such rights, as the case may be), then Acquiror will include in such registration, to the extent of the number or dollar amount which Acquiror is so advised can be sold in (or during the time of) such offering:  (1) first, all securities proposed by Acquiror to be sold for its own account; (2) second, all securities of Acquiror proposed to be sold by holders pursuant to registration rights (including Registrable Securities requested to be included by Holders pursuant to this Section 14(b) and other securities proposed to be sold by holders pursuant to a demand by such holders under rights of such holders similar to the rights granted to the Holders under Section 13(a)) pro rata on the basis of the percentage of the securities of Acquiror held by each holder that has requested that securities be included in such registration; and (3) third, all other securities of Acquiror requested to be included in such registration pro rata on the basis of the numbers of such securities so requested to be included.

(c)                      In addition to the rights under Sections 13(a) and (b) hereof, if at any time following the 180th day after the Effective Time:

(i)                         a Holder or Holders request that Acquiror file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by such requesting Holder or Holders, the reasonably anticipated aggregate price to the public of which would exceed $10,000,000; and

(ii)                      Acquiror is a registrant entitled to use Form S-3 or any successor thereto to register such Registrable Securities,

then Acquiror shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, in accordance with the method of disposition specified in such notice, the number of Registrable Securities specified in such notice; provided, however, that Acquiror shall not be obligated to register Registrable Securities pursuant to this Section 13(c) more than two (2) times in any calendar year; provided further that all Registration Expenses in connection with any registration requested pursuant to this Section 13(c) shall be borne by the Acquiror.

(d)                     A registration requested pursuant to this Section 13 shall not be deemed to have been effected:  (i) unless a registration statement with respect thereto has become effective; (ii) if after it has become effective, such registration is subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason; (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied; or (iv) unless the Holders of the Registrable Securities included in such registration are able to register and sell at least ninety percent (90%) of the Registrable Securities included in such registration at a price reasonably satisfactory to the Holders of a majority of the Registrable Securities included in such registration.

(e)                      If a requested registration pursuant to this Section 13 involves an underwritten public offering, the underwriter or underwriters thereof shall be selected by Acquiror, provided that such underwriter or underwriters shall be reasonably acceptable to the Holders of a majority of the Registrable Securities to be included in such registration.

(f)                        Anything in this Section 13 to the contrary notwithstanding, Acquiror will not be required to file a registration pursuant to this Section 13 within ninety (90) days after the effective date of the final prospectus for a previous registration pursuant to Sections 13(a) or Section 13(c).  In addition, Acquiror will not be required to effect more than three (3) registrations under Section 13(a).

(g)                     Notwithstanding any other provision of this Agreement, if the Board reasonably determines in good faith that the filing or effectiveness of a registration statement in connection with any requested registration under this Section 13 would be reasonably likely to materially and adversely affect any material contemplated acquisition, divestiture, registered primary offering or other action as to which

Acquiror has then taken substantial steps, or would require disclosure of facts or circumstances, which disclosure would be reasonably likely to materially and adversely affect any material contemplated acquisition, divestiture, registered primary offering or other action as to which Acquiror has then taken substantial steps, then Acquiror may delay such registration for a period of up to ninety (90) days so long as Acquiror is still pursuing the action that allowed such delay.  If Acquiror postpones the filing or effectiveness of a registration statement pursuant to this Section 13(g), it shall promptly notify the Holders of Registrable Securities included in such registration statement in writing when the events or circumstances permitting such postponement have ended.

(h)                     If and whenever Acquiror is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Section 13, Acquiror will as expeditiously as practicable:

(i)                         (A) prepare and file with the SEC a registration statement on the appropriate form which includes such Registrable Securities; (B) promptly respond to all comments received with respect to such registration statement and make and file all amendments thereto deemed necessary by Acquiror’s legal counsel; and (C) thereafter use its reasonable efforts to cause such registration statement to become effective at the earliest practicable date;

(ii)                      prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement accurate and effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities have been disposed of by the sellers thereof set forth in such registration statement or for nine (9) months;

(iii)                   furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

(iv)                  furnish to each seller of such Registrable Securities one (1) copy of such registration statement and of each such amendment thereof and supplement thereto (in each case including all exhibits and documents filed therewith), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents as such seller may reasonably request;

(v)                     use its reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, unless such registration or qualification is not required, and to keep such registration or qualification in effect for so long as such registration statement remains in effect and do any and all other acts and things that may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that Acquiror shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this subdivision (v), be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(vi)                  notify each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

(vii)               if such registration statement relates to an underwritten public offering:  (A) enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by Acquiror and such other terms as are generally prevailing in underwriting agreements of the same type, including indemnities to the effect and to the extent provided in Section 14; and (B) obtain and furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, of the legal opinions and accountants’ comfort letters which are to be delivered to the underwriters;

(viii)            make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of Acquiror, and cause Acquiror’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(ix)                    promptly notify each seller whose Registrable Securities are covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(x)                       otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(xi)                    use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which the Acquiror Common Stock is then listed, if eligible under the rules of such securities exchange;

(xii)                 use commercially reasonable efforts to cause its management to participate fully in the sale process relating to such offering, including the preparation of the applicable registration statement and the preparation and presentation of any domestic “road shows”; and

(xiii)              take all such other commercially reasonable actions as are necessary or advisable to expedite or facilitate the disposition of the Registrable Securities covered by such registration statement.

(i)                         As a condition precedent to its obligations under subsection (h) above, each seller of Registrable Securities as to which any registration is being effected shall furnish Acquiror such information regarding such seller and the intended distribution of its securities as Acquiror may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with such registration.

(j)                         Each Holder agrees that upon receipt of any notice from Acquiror of the happening of any event of the kind described in Section 13(h)(ix), such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 13(h)(ix) and, if so directed by Acquiror, will deliver to Acquiror (at Acquiror’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(k)                      If any Holder participating in a registration hereunder disapproves of the terms of any offering, such Holder shall have the right, in its sole discretion, to withdraw such Holder’s Registrable Securities from such registration by giving written notice to Holder and the managing underwriter (if any).

(l)                         Acquiror will appropriately adjust the number of Registrable Securities upon a combination or subdivision of shares.

(m)                   If and to the extent requested by the managing underwriter in connection with any underwritten public offering of Registrable Securities, each Holder shall agree in writing that such Holder will not, without the consent of the managing underwriter for such offering (except for shares included in such offering), effect any sale or distribution of any Registrable Securities, or any securities convertible into, or exercisable or exchangeable for, Registrable Securities for a period of one hundred eighty (180) days after the effective date of the registration statement relating to such underwritten public offering or ninety (90) days after the date of the final prospectus included in the registration statement relating to, or the closing of, any other offering; provided, however, that Acquiror’s executive officers and directors shall have entered into similar agreements.

(n)                     If and to the extent requested by the managing underwriter in connection with any underwritten public offering at the request of the Holders pursuant to Section 13, Acquiror shall agree not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, for its own account, during the seven (7) days prior to and for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to, or the closing of, any offering (except as part of such underwritten registration or pursuant to a registration on Form S-4 or Form S-8).

(o)                     For purposes of this Section 13 the following terms shall have the following definitions:

(i)                         “Holder” means Shareholder and any Person who subsequently becomes a transferee of Registrable Securities and a party to this Agreement for purposes of Sections 13 and 14 hereof in accordance with Section 19(i).

(ii)                      “Registrable Securities” means the Original Shares and any shares of Acquiror Common stock issued or issuable with respect to the Original Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

(p)                     “Registration Expenses” means all expenses incident to Acquiror’s performance of or compliance with its obligations under this Section 13, including: all SEC and any stock exchange registration, listing, filing or Financial Industry Regulatory Authority, Inc. fees; all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications); all messenger and delivery expenses; the fees and disbursements of counsel for Acquiror and of its independent public accountants, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance; any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the requested registration; and the fees and disbursements of one counsel for the Holders, chosen by the Holders of a majority of the Registrable Securities included in any registration under this Section 13, but excluding underwriting discounts and commissions, stock transfer taxes (if any) and fees and disbursements of any additional counsel employed by any such Holder.

Section 14.                                   Indemnification.

(a)                      In the event of any registration of any securities of Acquiror under the Securities Act pursuant to Section 13, Acquiror will, and hereby does, in the case of any registration statement filed pursuant to Section 13, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Acquiror will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, (i) that this indemnity shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Acquiror, which consent shall not be unreasonably withheld, (ii) that Acquiror shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by or on behalf of any seller expressly for use in connection with such registration statement, and (iii) that Acquiror shall have no obligation to indemnify any Person for such Person’s gross negligence or willful misconduct.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

(b)                     Acquiror may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 13, that Acquiror shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 14(a)) Acquiror, its directors and officers and each other Person, if any, who controls Acquiror within the meaning of the Securities Act, and any other holder selling Registrable Securities, against any losses, claims, damages or liabilities, joint or several, to which such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by or on behalf of such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, (i) that this indemnity shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of such seller, which consent shall not be unreasonably withheld, and (ii) that the seller(s) shall have no obligation to indemnify any Person for such Person’s gross negligence or willful misconduct.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Acquiror or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

(c)                      Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 14(a) or Section 14(b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 14(a) or Section 14(b), as the case may be, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)                     The indemnification required by this Section 14 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(e)                      If the indemnification provided for in this Section 14 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  In no event shall the liability of any seller of Registrable Securities hereunder be greater in amount than the net amount received by such seller from the sale of Registrable Securities pursuant to such registration statement.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 14(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 14(e).  No Person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 15.                                   Term; Suspension of Registration Rights.  This Agreement shall terminate upon the termination of the Merger Agreement pursuant to Section 11.1 thereof.  Sections 13 and 14 of this Agreement shall terminate on the date on which no Holder beneficially owns any Registrable Securities representing at least ten percent (10%) of the Original Shares; provided, however, that, the indemnification rights and obligations pursuant to Section 14, as well as any party’s obligations to pay Registration Expenses pursuant to this Agreement, shall survive with respect to any registration statement in which any Registrable Securities of the Holders were included; provided further, that Acquiror shall be obligated to comply with any request for registration of Registrable Securities received under Section 13 prior to such termination date, whether or not such registration has been completed by the date on which Sections 13 and 14 of this Agreement terminate.

Section 16.                                   Specific Performance.  Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages.  Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law.  Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.

Section 17.                                   Entire Agreement.  This Agreement, together with the Merger Agreement and any and all other agreements contemplated thereby, supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof.  This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all of the parties hereto.  No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 18.                                   Notices.  All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given:  (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a portable data file (“PDF”) of the document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 18):

If to Acquiror, to:

MidWestOne Financial Group, Inc.

102 S. Clinton St.

Iowa City, IA 52240

Attention: Charles N. Funk

Telephone:                                                                  (319) 356-5800

Facsimile:                                                                          (319) 356-5849

Electronic mail:                                              cfunk@midwestone.com

with copies to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 W. Madison St., Suite 3900

Chicago, IL 60606

Attention: Robert M. Fleetwood

Telephone:                                                                  (312) 629-7329

Facsimile:                                                                          (312) 984-3150

Electronic mail:                                              robert.fleetwood@bfkn.com

If to Shareholder, Individual, Insurance Agency Shareholder or Trust Preferred Security Holder to:

Kurt R. Weise

c/o Central Bank

945 Winnetka Ave N., Suite 145

Golden Valley MN 55427

with copies to:

Karen L. Grandstrand

Fredrikson & Byron, P.A.

200 South Sixth Street, Suite 4000

Minneapolis, MN 55402

Telephone:                                                                  (612) 492-7153

Facsimile:                                                                          (612) 492-7077

Electronic mail:                                              kgrandstrand@fredlaw.com

Section 19.                                   Miscellaneous.

(a)                      This Agreement shall be governed by and construed in accordance with the internal laws of the State of Iowa without giving effect to any choice or conflict of law provision that would cause the application of laws of any jurisdiction other than those of the State of Iowa, except to the extent that the federal laws of the United States apply.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in the courts of the State of Iowa located in the County of Johnson, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of Iowa, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT:  (i) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (ii) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS AGREEMENT.

(c)                      If any term or provision of this Agreement is held by a final and unappealable order or judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(d)                     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

(e)                      All words used in this Agreement will be construed to be of such gender or number as the circumstances require, all references to sections, are to sections of this Agreement unless otherwise specified, and “including” means “including, but not limited to.”

(f)                        Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(g)                     All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(h)                     Each of Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual acknowledges that it or he has had an opportunity to be advised by counsel of its or his choosing with regard to this Agreement and the transactions and consequences contemplated hereby.

(i)                         This Agreement shall be binding upon and inure to the benefit of Acquiror, Shareholder, Insurance Agency Shareholder, Trust Preferred Security Holder and Individual and their respective successors and permitted assigns.  This Agreement generally may be assigned only by Acquiror, and then only to an Affiliate of Acquiror; provided, however, that Shareholder may assign, at any time, any or all of its rights pursuant to Sections 13 and 14  with respect to any Registrable Securities held by Shareholder (but only with all related obligations) to any Affiliate of Shareholder to whom Shareholder transfers or assigns any Registrable Securities; provided, further, that:  (i) Acquiror is, within thirty (30) Business Days after such transfer or assignment, furnished with written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such registration rights are being assigned; and (b) each such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of Sections 13—19 of this Agreement through the execution and delivery of a joinder, substantially in the form of Exhibit B.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement individually, or have caused this Agreement to be executed by their respective officers, on the day and year first written above.

MIDWESTONE FINANCIAL GROUP, INC.	JOHN M. MORRISON REVOCABLE TRUST #4

By:	By:
Charles N. Funk		Name:
President and Chief Executive Officer		Title:

RIVERBANK INSURANCE CENTER, INC.	CBS, LLC

By:	By:
Name:		Name:
Title:		Title:

JOHN M. MORRISON

John M. Morrison

[Signature Page to Shareholder Agreement]

EXHIBIT A TO THE SHAREHOLDER AGREEMENT

TRUST PREFERRED SECURITIES PREMIUM

PREMIUM PAYMENT DATE (ANNIVERSARY OF EFFECTIVE TIME)	PREMIUM ON $3,000,000 LIQUIDATION AMOUNT OF TRUST PREFERRED SECURITIES
Three-month anniversary	$11,250
Six-month anniversary	$22,500
Nine-month anniversary	$33,750
One-year anniversary	$45,000
Fifteen-month anniversary	$56,250
Eighteen-month anniversary	$67,500
Twenty-one-month anniversary	$78,750
Two-year anniversary	$90,000

Appendix B

November 20, 2014

Board of Directors

MidWestOne Financial Group, Inc.

102 S. Clinton St.

Iowa City, IA 52240

Ladies and Gentlemen:

MidWestOne Financial Group, Inc. (“MidWestOne”) and Central Bancshares, Inc. (“Central”) have entered into an agreement and plan of merger dated as of November 20, 2014 (the “Agreement”) pursuant to which Central will merge with and into MidWestOne (the “Merger”).  Pursuant to the terms of the Agreement, upon the effective date of the Merger, each share of Central common issued and outstanding immediately prior to the Effective Time, shall become and automatically be converted into the right to receive a pro rata portion of 2,723,083 shares of MidWestOne Common Stock and $64,000,000.00 in cash (collectively, the “Merger Consideration”) and subject to adjustment as described in the Agreement; provided, however, that all shares of Central Common Stock held by Central as treasury stock shall not be converted into a right to receive a pro rata portion of the Merger Consideration, but instead shall be canceled as a result of the Merger.   The other terms and conditions of the Merger are more fully set forth in the Agreement, and capitalized terms used herein without definition shall have the meanings assigned to them in the Agreement.  You have requested our opinion as to the fairness of the Merger Consideration to MidWestOne from a financial point of view.

Sandler O’Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.  In connection with this opinion, we have reviewed, among other things:  (i) the Agreement; (ii) certain publicly available financial statements and other historical financial information of MidWestOne that we deemed relevant; (iii) certain publicly available financial statements and other historical financial information of Central that we deemed relevant; (iv) median publicly available analyst earnings estimates for MidWestOne for the years ending December 31, 2014 and December 31, 2015 and an estimated long-term earnings per share growth rate for the years thereafter as provided by senior management of MidWestOne; (v) internal financial projections for Central for the years ending December 31, 2014 through December 31, 2018 as provided by senior management of Central and confirmed by senior management of MidWestOne; (vi) the pro forma financial impact of the Merger on MidWestOne based on assumptions relating to transaction expenses, purchase accounting adjustments, cost savings and other synergies as determined by the senior management of MidWestOne; (vii) a comparison of certain financial and other information for

MidWestOne and Central with similar publicly available information for certain other commercial banks, the securities of which are publicly traded; (viii) the terms and structures of other recent mergers and acquisition transactions in the commercial banking sector; (ix) the current market environment generally and in the commercial banking sector in particular; and (x) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.  We also discussed with certain members of senior management of MidWestOne the business, financial condition, results of operations and prospects of MidWestOne and held similar discussions with the senior management of Central regarding the business, financial condition, results of operations and prospects of Central.

In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by MidWestOne and Central or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of preparing this letter.  We have relied, at the direction of MidWestOne, without independent verification or investigation, on the assessments of the management of the MidWestOne as to MidWestOne’s existing and future relationships with key employees and partners, clients, products and services and we have assumed, with your consent, that there will be no developments with respect to any such matters that would affect our analyses or opinion.  We have further relied on the assurances of the senior management of MidWestOne and Central that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading in any material respect.  We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of MidWestOne or Central or any of their respective subsidiaries.  We did not make an independent evaluation of the adequacy of the allowance for loan losses of MidWestOne, Central or the combined entity after the Merger and we have not reviewed any individual credit files relating to MidWestOne or Central.  We have assumed, with your consent, that the respective allowances for loan losses for both MidWestOne and Central are adequate to cover such losses and will be adequate on a pro forma basis for the combined entity.

In preparing its analyses, Sandler O’Neill used publicly available median earnings estimates and an estimated long-term earnings per share growth rate for MidWestOne. With respect to Central, Sandler O’Neill used internal financial projections as provided by the senior management of Central and confirmed by the senior management of MidWestOne.  Sandler O’Neill also received and used in its analyses certain projections of transaction costs, purchase accounting adjustments, expected cost savings and other synergies which were prepared by and/or reviewed with the senior management of MidWestOne.  With respect to these projections, the respective senior managements of MidWestOne and Central confirmed to us that those projections reflected the estimates and judgments of those respective managements of the future financial performance of MidWestOne and Central, respectively, and we assumed that such performance would be achieved and we have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of MidWestOne as to the future financial performance of MidWestOne.  We express no opinion as to such estimates or the assumptions on which they are based.  We have assumed that there has been no material change in the respective assets, financial condition, results of operations, business or prospects of MidWestOne and Central since the date of the most recent financial data made available to us, as of the date hereof.  We have also assumed in all respects material to our analysis that MidWestOne and Central would remain as a going concern for all periods relevant to our analyses and that the Merger will be consummated as a tax-free reorganization under Section 368 of the Internal Revenue Code.  We express no opinion as to any of the legal, accounting and tax matters relating to the Merger and any other transactions contemplated in connection therewith.

We have assumed in all respects material to our analysis that MidWestOne will remain as a going concern for all periods relevant to our analyses. We have also assumed, with your consent, that (i) each of the parties to the Agreement will comply in all material respects with all material terms of the Agreement and all related agreements, that all of the representations and warranties contained in such agreements are true and correct in all material respects, that each of the parties to such agreements will perform in all material respects all of the covenants required to be performed by such party under the agreements and that the conditions precedent in such agreements are not waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on MidWestOne or the Merger and (iii) the Merger and any related transaction will be consummated in accordance with the terms of the Agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements.

Our opinion is necessarily based on financial, economic, regulatory, market and other conditions as in effect on, and the information made available to us as of, the date hereof.  Events occurring after the date hereof could materially affect our views.  We have not undertaken to update, revise, reaffirm or withdraw this letter or otherwise comment upon events occurring after the date hereof.  We render no opinion as to the trading values of MidWestOne’s common shares at any time.

We have acted as financial advisor to the Board of Directors of MidWestOne in connection with the Merger and a portion of our fees are contingent upon the closing of the Merger.  We also will receive a fee for providing this opinion.  MidWestOne has also agreed to indemnify us against certain liabilities arising out of our engagement.  In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to MidWestOne and Central and their affiliates.  We may also actively trade the securities of MidWestOne and Central or their affiliates for our own account and for the accounts of our

customers.   In the past two years, we have performed certain investment banking services for, and received standard and customary fees from, MidWestOne.

This letter is directed to the Board of Directors of MidWestOne in connection with its consideration of the Merger.  Our opinion is directed only to the fairness, from a financial point of view, of the Merger Consideration to MidWestOne and does not address the underlying business decision of MidWestOne to engage in the Merger, the form or structure of the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for MidWestOne or the effect of any other transaction in which MidWestOne might engage.  This opinion shall not be reproduced or used for any other purposes, without Sandler O’Neill’s prior written consent, which consent will not be unreasonably withheld.  This Opinion has been approved by Sandler O’Neill’s fairness opinion committee.  We do not express any opinion as to the fairness of the amount or nature of the compensation to be received in the Merger by MidWestOne’s officers, directors, or employees, or class of such persons, relative to the compensation to be received in the Merger by any other shareholders of MidWestOne.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair to MidWestOne from a financial point of view.

Very truly yours,

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date You can vote this proxy in one of three ways: 1) By Mail 2) By Internet 3) By Telephone 1) VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To ensure your proxy is received in time to be counted in advance of the meeting date, please mail timely to arrive by April 21, 2015. 2) VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 22, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. 3) VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 22, 2015. Have your proxy card in hand when you call and then follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. MIDWESTONE FINANCIAL GROUP, INC. ATTN: KENNETH R URMIE 102 SOUTH CLINTON ST. P.O. BOX 1700 IOWA CITY, IA 52244-1700 M86278-S29333 MIDWESTONE FINANCIAL GROUP, INC. The Board of Directors recommends you vote FOR the following proposal: Abstain Against For ! ! ! 1. Approval of the merger of Central Bancshares, Inc., with and into MidWestOne Financial Group, Inc., with MidWestOne Financial Group, Inc., remaining as the surviving corporation pursuant to Agreement and Plan of Merger, dated November 20, 2014, between MidWestOne Financial Group, Inc., and Central Bancshares, Inc., and issuance of 2,723,083 shares of common stock, subject to certain adjustments, in connection therewith. Note: The proxies are authorized to vote, in their discretion, on such other business as may properly come before the meeting or any postponement or adjournment thereof. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to personally attend the Special Meeting of Shareholders on April 23, 2015, by checking Yes or No: No Yes Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

COMMON MidWestOne Financial Group, Inc. special meeting of shareholders Thursday, April 23, 2015, 10:00 A.M. (Central Time) 102 South Clinton Street Iowa City, IA 52240 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. M86279-S29333 REVOCABLE PROXY MIDWESTONE FINANCIAL GROUP, INC. Special Meeting of Shareholders April 23, 2015, 10:00 A.M. (Central Time) This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Charles N. Funk and Gary J. Ortale, as attorneys and proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of MIDWESTONE FINANCIAL GROUP, INC. that the shareholder(s) is(are) entitled to vote at the Special Meeting of Shareholders to be held on Thursday, April 23, 2015, at 10:00 A.M., Central Time, at 102 South Clinton Street, Iowa City, Iowa 52240, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR proposal 1, and at the discretion of the appointed proxies on any other matters that may properly come before the meeting or any postponement or adjournment thereof. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side